                            NEW ENGLAND ZENITH FUND

                                    Class A
                                    Class B
                                    Class E

                   STATE STREET RESEARCH MONEY MARKET SERIES

                   STATE STREET RESEARCH BOND INCOME SERIES

                            PROSPECTUS MAY 1, 2002

                               Table of Contents

Overview of New England Zenith Fund..................................  2
Information about each Series........................................  2
State Street Research Money Market Series............................  3
State Street Research Bond Income Series.............................  6
Other Information about the Fund..................................... 14
Financial Highlights................................................. 16

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                      Overview of New England Zenith Fund

Organization

The Fund is a mutual fund, consisting of seventeen separate investment portfolios, which offers Class A, Class B and Class E shares. Two of these portfolios (the "Series") are offered through this prospectus. MetLife Advisers, LLC ("MetLife Advisers") is the investment adviser to each Series. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for the Series. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Trustees of the Fund relating to hiring and replacing subadvisers.

Investors

Fund shares are offered only to separate accounts established by New England Life Insurance Company ("New England Financial"), Metropolitan Life Insurance Company ("Metropolitan Life"), MetLife Investors USA Insurance Company ("MetLife Investors"), General American Life Insurance Company ("General American") or other insurance companies affiliated with any of these insurance companies (the "Separate Accounts") and to certain eligible qualified retirement plans ("Qualified Plans"). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The Fund will offer shares directly to Qualified Plans through a separate prospectus. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts, or Qualified Plans that an investor in the Fund may pay under insurance or annuity contracts.

                         Information about each Series

This following pages discuss the principal investment strategies and risks of investing in each Series. However, each Series may invest in securities and engage in certain investment practices not discussed below. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the back cover of the Prospectus to receive a free copy of the SAI.

Investment Objectives

The investment objective of each Series may be changed without shareholder approval.



A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.

                   State Street Research Money Market Series

Investment Objective

The investment objective of the State Street Research Money Market Series ("Money Market") is a high level of current income consistent with preservation of capital.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Series, invests Money Market's assets in a managed portfolio of money market instruments. The Series may invest in the highest quality, short-term money market instruments or in U.S. government securities. The Series may invest in commercial paper and asset-backed securities, including those issued in Rule 144A and other private placement transactions. The Series also may invest in U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Series may invest all of its assets in any one type of security.

  Investment Selection

Money Market invests in short-term U.S. Government securities and corporate and asset-backed securities rated in the highest rating category by any two of Standard & Poor's, Moody's, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). U.S. Government securities include securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. Money Market may also invest in unrated securities, if they are determined by State Street Research to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker's acceptances and master demand notes.

The dollar-weighted average portfolio maturity of the Series may not exceed 90 days.

Principal Investment Risks

An investment in Money Market is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although Money Market seeks to preserve the value of your investment at $100.00 per share, it is possible to lose money by investing in Money Market.

Factors that could harm the investment performance of Money Market include:

   . A general decline in U.S. or foreign fixed-income security markets.



A money market fund is a type of mutual fund that only invests in certain types of high quality securities with short maturities. These securities are sometimes referred to as money market instruments.

Commercial paper is a kind of money market instrument issued to raise money for short-term purposes. Commercial paper may be issued by corporations to raise cash for their short-term, day-to-day, operational needs. Asset-backed commercial paper may be issued by intermediate trusts or similar entities that form pools of credit-card receivables or other assets used to back the commercial paper. Corporate or asset-backed commercial paper and other asset-backed securities are traded primarily among institutions.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

   . Poor performance of individual money market instruments held by Money
     Market, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

  Fixed-income Securities

Because of the short maturity and high credit quality of money market instruments, the risks associated with these instruments is generally lower than the risks associated with other fixed-income securities.

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A and other Private Placement Securities. The Series may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Series may not, however, purchase any security if, as a result, more than 10% of the Series' net assets would be invested in securities considered to be illiquid by State Street Research.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of Money Market for the last ten full calendar years. The table following the bar chart compares the average annual total returns of Money Market to the returns of the 91-Day Treasury Bill Rate. This information helps illustrate the volatility of Money Market's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to Money Market. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research.

                                    [CHART]


1992  1993  1994  1995  1996  1997  1998  1999  2000  2001
----  ----  ----  ----  ----  ----  ----  ----  ----  ----
3.8%  3.0%  4.0%  5.6%  5.1%  5.3%  5.3%  5.0%  6.2%  4.0%

During the period shown above, the highest quarterly return was 1.61% for the third quarter of 2000, and the lowest quarterly return was 0.57% for the fourth quarter of 2001. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                              Past One Year Past Five Years Past Ten Years
                              ------------- --------------- --------------
Class A......................     3.95%          5.11%          4.71%
Class B*.....................     3.69%          4.86%          4.46%
Class E**....................       N/A            N/A            N/A
91-Day Treasury Bill Rate....     3.25%          4.76%          4.51%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Class E shares of Money Market are being offered for the first time through this prospectus.

Portfolio Management

As of December 31, 2001, State Street Research managed approximately $46 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

Money Market pays MetLife Advisers an investment advisory fee at the annual rate of 0.35% for the first $1 billion of the Series' average daily net assets, 0.30% for the next $1 billion, and 0.25% for amounts over $2 billion. For the year ended December 31, 2001, Money Market paid MetLife Advisers an investment advisory fee of 0.35% of the Series' average daily net assets.

                   State Street Research Bond Income Series

Investment Objective

The investment objective of the State Street Research Bond Income Series ("Bond Income") is a competitive total return primarily from investing in fixed-income securities.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Series, invests, under normal circumstances, at least 80% of Bond Income's assets in fixed-income securities. You will receive 60 days prior notice if this 80% minimum is going to change. The Series may invest in investment grade fixed-income securities, obligations of the U.S. Treasury or any U.S. government agency, mortgage-backed and asset-backed securities, corporate debt securities of U.S. and foreign issuers, and cash equivalents. The Series may also invest in securities through Rule 144A and other private placement transactions.

Bond Income may also invest up to 30% of its total assets in a combination of
(i) non-U.S. dollar-denominated securities (not exceeding 20% of the Series' total assets); (ii) lower quality, high yield securities (not exceeding 20% of the Series total assets) and (iii) securities of issuers located in developing or emerging market countries (not exceeding 10% of the Series' total assets). (Securities purchased by the Series within the 10% limit in clause (iii) will not be counted toward the limits in clauses (i) or (ii), but will be counted toward the overall 30% limit.)

In addition to bonds, Bond Income's high yield securities may include convertible bonds, convertible preferred stocks, and warrants and other securities attached to bonds or other fixed- income securities.

The Series may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Series or to adjust the Series' duration.



Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as ''investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

A futures contract is an obligation to buy or sell an asset on a specified future date or an obligation to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

The Series may also invest in payment-in-kind securities, structured securities, when-issued securities, and zero coupon bonds.

  Investment Selection

State Street Research establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. State Street Research also allocates the Series' investments among bond market sectors (such as U.S. Treasury securities, U.S. government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. State Street Research also decides how the Series' portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, State Street Research relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

Although Bond Income does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of its foreign currency exposure.

State Street Research monitors and adjusts the Series' investments to try to maintain a duration generally within 1 1/2 years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2001, the duration of this index was
4.54 years.

Principal Investment Risks

Investing in Bond Income involves risks. Bond Income may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Bond Income include:

   . A general decline in U.S. or foreign fixed-income security markets.

   . Poor performance of individual fixed-income securities held by Bond
     Income, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.



A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Series' duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets. Bond Income may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts or futures contracts, to manage these risks. Although State Street Research does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of the Series' foreign currency exposure. However, State Street Research cannot assure that these techniques will be effective.

  Other Risks

Rule 144A and other Private Placement Securities. The Series may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Series may not, however, purchase any security if, as a result, more than 15% of the Series' net assets would be invested in securities considered to be illiquid by State Street Research.

Payment-in-Kind (PIK) Securities. The Series may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

Structured Securities. The Series may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities. The Series may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Zero (or Step) Coupons. The Series may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

no interest for some or all of its life. Interest, however, is reported as income to the Series and the Series is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Series to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Warrants. The Series may invest in warrants and other equity securities attached to high yield bonds and other fixed-income securities. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities, but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Asset-backed Securities. The Series may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Convertible Securities. The Series may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying equity security.

New Securities. The Series may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Series' objective and strategies.

Temporary Defensive Positions

Bond Income intends normally to remain fully invested in the investments described above. However, for temporary defensive purposes in response to market, economic, political or other conditions, the Series reserves the right to hold all or a substantial portion of its assets in money market instruments and repurchase agreements. Although a defensive strategy may help insulate the Series from a downturn in securities markets, it could prevent the Series from capturing the gains it would otherwise achieve if the Series did not employ a defensive strategy. The use of a defensive strategy may prevent the Series from achieving its investment objective.



Repurchase Agreements are agreements under which a Series purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Series at a later date. Repurchase agreements allow a Series to earn a return on available cash at relatively low credit risk.

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of Bond Income for the last ten full calendar years. The table following the bar chart compares the average annual total returns of Bond Income to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Bond Income's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to Bond Income. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research.
                                    [CHART]


1992         8.2%
1993        12.6
1994        (3.4)
1995        21.2
1996         4.6
1997        10.9
1998         9.0
1999        (0.5)
2000         8.1
2001         8.8

During the period shown above, the highest quarterly return was 7.65% for the second quarter of 1995, and the lowest quarterly return was -3.05% for the first quarter of 1994. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31


                                                 Past One Year Past Five Years Past Ten Years
                                                 ------------- --------------- --------------
Class A.........................................     8.82%          7.21%          7.77%
Class B*........................................     8.57%          6.96%          7.52%
Class E**.......................................       N/A            N/A            N/A
Lehman Brothers Intermediate
  Government/Credit Index.......................     8.96%          7.10%          6.81%
Lehman Brothers Aggregate Bond Index***.........     8.44%          7.43%          7.23%
Lipper Variable Products Intermediate Investment
  Grade Debt Fund Average.......................     8.24%          6.61%          6.77%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Class E shares of Bond Income are being offered for the first time through this prospectus.
*** In the future, the Series' performance will be compared to the Lehman
    Brothers Aggregate Bond Index, instead of the Lehman Brothers Government/Credit Index. The Aggregate Bond Index more accurately describes the universe of securities in which the Series currently invests.

Portfolio Management

As of December 31, 2001, State Street Research managed approximately $46 billion in assets. State Street Research, an affiliate of MetLife, is located at One Financial Center, Boston, Massachusetts 02111.

State Street Research's Fixed Income Team is responsible for managing the portfolio and for making decisions with regard to duration targets, to yield curve positioning, and to weightings of sectors and types of securities.

Bond Income pays MetLife Advisers an investment advisory fee at the annual rate of 0.40% for the first $1 billion of the Series' average daily net assets, 0.35% for the next $1 billion, 0.30% for the next $1 billion and 0.25% for amounts over $3 billion. For the year ended December 31, 2001, Bond Income paid MetLife Advisers an investment advisory fee of 0.40% of the Series' average daily net assets.

                       Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Series pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Series and MetLife Advisers pays each subadviser's fees. MetLife Advisers is responsible for overseeing the subadvisers and for hiring and replacing subadvisers, subject to approval by the Board of Trustees of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund.

Adviser/Subadviser Relationship

The Fund has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Trustees must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits the Fund to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Trustees. The Fund will notify shareholders of any subadviser changes and any other event of which notification is required under the order.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted a Distribution and Services Plan under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B shares and Class E shares (the "12b-1 Plan"). The Fund has entered into a Distribution Agreement with New England Securities Corporation as distributor (the "Distributor"). Under the Distribution Agreement, the Class B shares and Class E shares of the Fund each pay a service fee, accrued daily and paid monthly. The Distributor uses the service fees to compensate certain other parties for providing personal and account maintenance services relating to the Class B shares and Class E shares of a Series. These other parties may include the insurance companies (or their affiliates) that have established the Separate Accounts and other broker-dealers and financial intermediaries. The Distribution Agreement provides for an annual service fee equal to 0.25% of the average daily net assets of the Class B shares of each Series and an annual service fee equal to 0.15% of the average daily net assets of the Class E shares of each Series. These fees will increase the cost of investing over time. Under the 12b-1 Plan, the Trustees are authorized, without a shareholder vote, to increase the service fee payable by any class of a Series to 0.25%, and to implement a separate distribution fee for any class of a Series of up to 0.25% of the average daily net assets of such class.

Share Valuation and Pricing

  Net Asset Value

Each Series determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or the Qualified Plan. The net asset value per share for Bond Income is calculated by dividing the Series' net assets by its number of outstanding shares.

  Securities Valuation

The entire Money Market investment portfolio and any fixed-income securities with remaining maturities of 60 days or less held by Bond Income are valued at amortized cost. Other portfolio securities of Bond Income normally are valued at market value. If no current market value is readily available for a portfolio security, the Fund's Board of Trustees is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to MetLife Advisers or the subadvisers of the Series.

Dividends and Capital Gain Distributions

  Money Market

Money Market declares its net investment income daily and pays these amounts monthly as a dividend. Money Market does not expect to realize any long-term capital gains, but if it does, these gains will be distributed once a year.

  Bond Income

Currently, Bond Income annually pays as dividends substantially all net investment income (including any short-term capital gains). The Series also annually distributes all net realized capital gains, if any, after offsetting any capital loss carryovers. Bond Income may pay dividends from net investment income more or less often if the Fund's Board of Trustees deems it appropriate and if such change would not cause the Series to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires the Series to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Series must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Series so elects) of such year.

Dividends and distributions of the Series are automatically reinvested in additional shares of that Series.

Taxes

Each Series is a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code. So long as a Series distributes all of its net investment income and net capital gains to its shareholders, the Series itself does not pay any federal income tax. Although each Series intends to operate so that it will have no federal income tax liability on income and gains it distributes to the separate accounts, if any such liability is incurred, the investment performance of such Series will be adversely affected. In addition, each Series' investments in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of a Series. In addition, a Series' investment in foreign securities or foreign currencies may increase or accelerate the Series' recognition of ordinary income and may affect the timing or amount of the Series' distributions.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Series in which such accounts invest, must meet certain diversification requirements. Each Series intends to comply with these requirements. If a Series does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

A Series' investments in certain debt obligations may cause the Series to recognize taxable income in excess of the cash generated by such obligations. Thus, the Series could be required at times to liquidate other investments in order to satisfy its distribution requirements.

                             Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2001) of each Series for the past 5 years. Certain information reflects financial results for a single share of the respective class and Series. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report for 2001, along with the Fund's financial statements, are included in the annual report which is available upon request.

                   State Street Research Money Market Series

                                                                            Class A                         Class B
                                                       ------------------------------------------------  --------------
                                                                                                         May 1, 2001(a)
                                                                    Year Ended December 31,                 through
                                                       ------------------------------------------------   December 31,
                                                         2001      2000      1999      1998      1997         2001
                                                       --------  --------  --------  --------  --------  --------------
Net Asset Value, Beginning of Period.................. $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00     $100.00
                                                       --------  --------  --------  --------  --------     -------
Income From Investment Operations
Net Investment Income.................................     3.88      6.05      4.85      5.13      5.08        1.95
                                                       --------  --------  --------  --------  --------     -------
    Total From Investment Operations..................     3.88      6.05      4.85      5.13      5.08        1.95
                                                       --------  --------  --------  --------  --------     -------
Less Distributions
Distributions From Net Investment Income..............    (3.88)    (6.05)    (4.85)    (5.13)    (5.08)      (1.95)
                                                       --------  --------  --------  --------  --------     -------
    Total Distributions...............................    (3.88)    (6.05)    (4.85)    (5.13)    (5.08)      (1.95)
                                                       --------  --------  --------  --------  --------     -------
Net Asset Value, End of Period........................ $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00     $100.00
                                                       ========  ========  ========  ========  ========     =======
Total Return (%)......................................      4.0       6.2       5.0       5.3       5.3         2.0 (b)
Ratio of Operating Expenses to Average Net
 Assets (%)...........................................     0.42      0.41      0.40      0.45      0.45        0.67 (c)
Ratio of Net Investment Income to Average Net
 Assets (%)...........................................     3.80      6.04      4.89      5.15      5.21        1.65 (c)
Net Assets, End of Period (000)....................... $277,381  $242,346  $307,712  $203,597  $111,009     $15,407
The Ratios of Operating Expenses to Average Net
 Assets without giving effect to the voluntary expense
 agreement would have been (%)........................       --        --        --        --      0.50          --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                   State Street Research Bond Income Series

                                                               Class A                         Class B
                                           -----------------------------------------------  --------------
                                                                                            May 1, 2001(a)
                                                       Year Ended December 31,                 through
                                           -----------------------------------------------   December 31,
                                             2001      2000     1999      1998      1997         2001
                                           --------  -------- --------  --------  --------  --------------
Net Asset Value, Beginning of Period...... $ 109.66  $ 101.40 $ 109.89  $ 108.52  $ 105.63     $103.37
                                           --------  -------- --------  --------  --------     -------
Income From Investment Operations
Net Investment Income.....................     5.92      7.82     7.67      6.76      7.43        0.84
Net Realized and Unrealized Gain (Loss) on
 Investments..............................     3.20      0.44    (8.18)     3.00      4.05        4.49
                                           --------  -------- --------  --------  --------     -------
    Total From Investment Operations......     9.12      8.26    (0.51)     9.76     11.48        5.33
                                           --------  -------- --------  --------  --------     -------
Less Distributions
Distributions From Net Investment Income..    (9.45)     0.00    (7.72)    (6.64)    (7.51)       0.00
Distributions From Net Realized Capital
 Gains....................................     0.00      0.00    (0.16)    (1.75)    (1.08)       0.00
Distributions in Excess of Net Realized
 Capital Gains............................     0.00      0.00    (0.10)     0.00      0.00        0.00
                                           --------  -------- --------  --------  --------     -------
    Total Distributions...................    (9.45)     0.00    (7.98)    (8.39)    (8.59)       0.00
                                           --------  -------- --------  --------  --------     -------
Net Asset Value, End of Period............ $ 109.33  $ 109.66 $ 101.40  $ 109.89  $ 108.52     $108.70
                                           ========  ======== ========  ========  ========     =======
Total Return (%)..........................      8.8       8.1     (0.5)      9.0      10.9         5.2 (b)
Ratio of Operating Expenses to Average Net
 Assets (%)...............................     0.49      0.47     0.48      0.48      0.52        0.74 (c)
Ratio of Net Investment Income to Average
 Net Assets (%)...........................     5.99      7.37     7.12      6.66      6.97        5.07 (c)
Portfolio Turnover Rate (%)...............      271        81       77        82        40         271
Net Assets, End of Period (000)........... $349,417  $283,140 $283,856  $267,791  $202,888     $ 7,931

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                            NEW ENGLAND ZENITH FUND
               501 Boylston Street, Boston, Massachusetts 02116
                                (800) 356-5015

Statement of Additional Information (SAI)

The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund's annual and semi-annual reports to shareholders contain additional information about each Series. The Fund's annual report discusses the market conditions and investment strategies that significantly affected each Series' performance during its last fiscal year. The financial statements in the Fund's most recent annual report to shareholders are incorporated by reference into this prospectus.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Series, or make shareholder inquiries by calling toll free
(800) 356-5015.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

New England Zenith Fund's Investment Company Act file number is 811-3728.

                            NEW ENGLAND ZENITH FUND

                                    Class A
                                    Class B
                                    Class E

MONEY MARKET SERIES                       EQUITY SERIES

State Street Research Money Market Series Davis Venture Value Series
                                          FI Mid Cap Opportunities Series
FIXED-INCOME SERIES                       FI Structured Equity Series (formerly
                                            Westpeak Growth and Income Series)
Salomon Brothers Strategic Bond           Harris Oakmark Focused Value Series
  Opportunities Series                      (formerly, Harris Oakmark Mid Cap
Salomon Brothers U.S. Government Series     Value Series)
State Street Research Bond Income Series  Loomis Sayles Small Cap Series
                                          MFS Investors Trust Series
                                          MFS Research Managers Series

This prospectus is designed to help you decide whether to invest in the Fund and which Series best match your investment objectives. The prospectus is divided into three Sections:

   I   A brief overview of the structure of the Fund and the Series.

   II Information about each Series, including investment objectives, investment strategies and risks.

   III Other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                  MAY 1, 2002

                               TABLE OF CONTENTS

Section I--Overview of New England Zenith Fund.......................  3
Section II--Information about each Series............................  5
Section III--Other Information about the Fund........................ 57
Financial Highlights................................................. 60

                         Information about each Series
                         -----------------------------
State Street Research Money Market Series............................  6
Salomon Brothers Strategic Bond Opportunities Series.................  9
Salomon Brothers U.S. Government Series.............................. 14
State Street Research Bond Income Series............................. 18
Davis Venture Value Series........................................... 25
FI Mid Cap Opportunities Series...................................... 29
FI Structured Equity Series.......................................... 32
Harris- Oakmark Focused Value Series................................. 37
Loomis Sayles Small Cap Series....................................... 43
MFS Investors Trust Series........................................... 49
MFS Research Managers Series......................................... 53

                Section I--Overview of New England Zenith Fund

Organization

The Fund is a mutual fund, consisting of seventeen separate investment portfolios, which offers Class A, Class B and Class E shares. Eleven of these portfolios (the "Series") are offered through this prospectus. MetLife Advisers, LLC ("MetLife Advisers") is the investment adviser to all the Series. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for the Series. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Trustees of the Fund relating to hiring and replacing subadvisers.

Each Series other than the Harris Oakmark Focused Value Series is a "diversified" fund. As a "non-diversified" fund, the Harris Oakmark Focused Value Series may hold fewer securities than the other Series. If the stocks held by this Series perform poorly, the Series could incur greater losses than if it had invested in a greater number of stocks.

Investors

Fund shares are offered only to separate accounts established by New England Life Insurance Company ("New England Financial"), Metropolitan Life Insurance Company ("Metropolitan Life"), MetLife Investors USA Insurance Company ("MetLife Investors"), General American Life Insurance Company ("General American") or other insurance companies affiliated with any of these insurance companies (the "Separate Accounts") and to certain eligible qualified retirement plans ("Qualified Plans"). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The Fund will offer shares directly to Qualified Plans through a separate prospectus. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts, or Qualified Plans that an investor in the Fund may pay under insurance or annuity contracts.

Types of Investments

Each Series invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income.

  Equity Securities

Equity securities include common stocks, preferred stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the "issuer" of the stock. Stocks often pay a dividend.

Investment advisers often characterize stocks as "growth stocks" or "value stocks." Generally, an investment adviser considers a stock to be a growth stock if it expects the company's earnings to grow more



A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.



A dividend is a payment made by a company to a shareholder that typically is based on the company's performance. A dividend may be paid as cash or additional securities.

rapidly than earnings of other companies. An investment adviser using a "growth" style of investing will be more likely than an adviser using a "value" style to buy a stock which is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as it would have otherwise, if the market does not agree with the subadviser's view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or "total return," of the Series that invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Each type of stock, such as stocks in different market capitalization categories, including "small cap," "mid cap," and "large cap," and in different investment style categories, such as value or growth, tend to go through cycles of performing better or worse than the stock market in general. These periods in the past have lasted for as long as several years.

  Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the maturity date, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Series invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or "yields." Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.




The maturity date is the date on which a fixed-income security "matures." This is the date on which the borrower must pay back the borrowed amount, which is known as the principal.

                   Section II--Information about each Series

This Section discusses the principal investment strategies and risks of investing in each Series. However, each Series may invest in securities and engage in certain investment practices not discussed below. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the back cover of the Prospectus to receive a free copy of the SAI.

Investment Objectives

The investment objective of each Series may be changed without shareholder approval.

Temporary Defensive Positions

Each Series intends normally to remain fully invested in its respective type of investments. However, for temporary defensive purposes in response to market, economic, political or other conditions, each Series, other than the State Street Research Money Market Series, reserves the right to hold all or a substantial portion of its assets in cash or fixed-income investments. The types of securities in which a Series may invest include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. The FI Structured Equity Series and the FI Mid Cap Opportunities Series may also invest without limitation in preferred stocks and investment grade debt instruments for temporary defensive purposes. No estimate can be made as to when or for how long a Series may employ a defensive strategy. Although a defensive strategy may help insulate a Series from a downturn in securities markets, it could prevent the Series from capturing the gains it would otherwise achieve if the Series did not employ a defensive strategy. The use of a defensive strategy may prevent a Series from achieving its investment objective.

Portfolio Turnover

Each Series may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Series may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

Investment Percentage Requirements and Capitalization

Several of the Series have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types of investments or to certain ranges of market capitalization. These percentage requirements and capitalization ranges apply at the time an investment is made. A change in the value of an investment after it is acquired does not create a violation of these policies or ranges. For the FI Mid Cap Opportunities Series, a company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Series' investment.


Repurchase agreements are agreements under which a Series purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Series at a later date. Repurchase agreements allow a Series to earn a return on available cash at relatively low credit risk.

                   State Street Research Money Market Series

Investment Objective

The investment objective of the State Street Research Money Market Series ("Money Market") is a high level of current income consistent with preservation of capital.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Series, invests Money Market's assets in a managed portfolio of money market instruments. The Series may invest in the highest quality, short-term money market instruments or in U.S. government securities. The Series may invest in commercial paper and asset-backed securities, including those issued in Rule 144A and other private placement transactions. The Series also may invest in U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Series may invest all of its assets in any one type of security.

  Investment Selection

Money Market invests in short-term U.S. Government securities and corporate and asset-backed securities rated in the highest rating category by any two of Standard & Poor's, Moody's, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). U.S. Government securities include securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. Money Market may also invest in unrated securities, if they are determined by State Street Research to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker's acceptances and master demand notes.

The dollar-weighted average portfolio maturity of the Series may not exceed 90 days.

Principal Investment Risks

An investment in Money Market is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although Money Market seeks to preserve the value of your investment at $100.00 per share, it is possible to lose money by investing in Money Market.

Factors that could harm the investment performance of Money Market include:

   . A general decline in U.S. or foreign fixed-income security markets.


A money market fund is a type of mutual fund that only invests in certain types of high quality securities with short maturities. These securities are sometimes referred to as money market instruments.

Commercial paper is a kind of money market instrument issued to raise money for short-term purposes. Commercial paper may be issued by corporations to raise cash for their short-term, day-to-day, operational needs. Asset-backed commercial paper may be issued by intermediate trusts or similar entities that form pools of credit-card receivables or other assets used to back the commercial paper. Corporate or asset-backed commercial paper and other asset-backed securities are traded primarily among institutions.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

   . Poor performance of individual money market instruments held by Money
     Market, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

  Fixed-income Securities

Because of the short maturity and high credit quality of money market instruments, the risks associated with these instruments is generally lower than the risks associated with other fixed-income securities.

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A and other Private Placement Securities. The Series may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Series may not, however, purchase any security if, as a result, more than 10% of the Series' net assets would be invested in securities considered to be illiquid by State Street Research.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of Money Market for the last ten full calendar years. The table following the bar chart compares the average annual total returns of Money Market to the returns of the 91-Day Treasury Bill Rate. This information helps illustrate the volatility of Money Market's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to Money Market. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research.

                                    [CHART]


1992  1993  1994  1995  1996  1997  1998  1999  2000  2001
----  ----  ----  ----  ----  ----  ----  ----  ----  ----
3.8%  3.0%  4.0%  5.6%  5.1%  5.3%  5.3%  5.0%  6.2%  4.0%

During the period shown above, the highest quarterly return was 1.61% for the third quarter of 2000, and the lowest quarterly return was 0.57% for the fourth quarter of 2001. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                              Past One Year Past Five Years Past Ten Years
                              ------------- --------------- --------------
Class A......................     3.95%          5.11%          4.71%
Class B*.....................     3.69%          4.86%          4.46%
Class E**....................       N/A            N/A            N/A
91-Day Treasury Bill Rate....     3.25%          4.76%          4.51%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Class E shares of Money Market are being offered for the first time through this prospectus.

Portfolio Management

As of December 31, 2001, State Street Research managed approximately $46 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

Money Market pays MetLife Advisers an investment advisory fee at the annual rate of 0.35% for the first $1 billion of the Series' average daily net assets, 0.30% for the next $1 billion, and 0.25% for amounts over $2 billion. For the year ended December 31, 2001, Money Market paid MetLife Advisers an investment advisory fee of 0.35% of the Series' average daily net assets.

             Salomon Brothers Strategic Bond Opportunities Series

Investment Objective

The investment objective of the Salomon Brothers Strategic Bond Opportunities Series ("Strategic Bond") is a high level of total return consistent with preservation of capital.

Principal Investment Strategies

Salomon Brothers Asset Management Inc ("SBAM"), subadviser to the Series, invests, under normal circumstances, at least 80% of Strategic Bond's assets in three classes of bonds and other fixed-income securities: (1) U.S. investment grade securities (including U.S. Government obligations), (2) U.S. and foreign high yield debt, and (3) foreign government securities.

  Investment Selection

SBAM determines how to invest Strategic Bond's assets in several steps:

SBAM has an investment committee consisting of senior portfolio managers that analyzes current interest rate trends and their impact on potential economic scenarios. This committee meets every month to revise its estimate of interest rate and general market trends. Based on this analysis, Strategic Bond's portfolio managers allocate assets among the various classes of securities in which the Series invests. Once this allocation is set, SBAM focuses on specific investment opportunities within those areas.

SBAM considers many factors when selecting individual fixed-income securities, including the interest rate of the security, the interval at which the interest rate adjusts, the date of maturity of the security and the creditworthiness of the issuer. SBAM also considers Strategic Bond's likely need for liquidity, which can be influenced by redemptions (and opportunities for purchases of other securities), and the duration of the portfolio, which will generally be approximately 4.5 years.

Principal Investment Risks

Investing in Strategic Bond involves risks. Strategic Bond may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Strategic Bond include:

   . A general decline in U.S. or foreign fixed-income security markets.

   . Poor performance of the classes of fixed-income securities held by Strategic Bond.




Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as ''investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Series' duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

   . Poor performance of individual fixed-income securities held by Strategic
     Bond, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage Dollar Roll Transactions. The Series may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Series sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Series earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser's ability to forecast mortgage prepayment patterns on different mortgage pools.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those




Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.
Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. SBAM may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, SBAM cannot assure that these techniques will be effective.

  Emerging Markets

Strategic Bond may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Series may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad fixed-income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Series could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Series might not be able to close out futures transactions without incurring substantial losses.

  High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.





A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date or an obligation to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.



Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

  High Yield, High Risk Foreign Securities

SBAM may invest up to 100% of Strategic Bond's total assets in high yield, high risk foreign securities. High yield, high risk foreign securities are typically issued by issuers in emerging market countries, and will therefore be subject to emerging market risks in addition to risks of foreign securities described above. Other risks may include high interest rates and under collateralization.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Strategic Bond for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Strategic Bond to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Strategic Bond's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay.

                                    [CHART]


1995   1996   1997   1998  1999  2000  2001
-----  -----  -----  ----  ----  ----  ----
19.4%  14.4%  11.1%  2.0%  1.4%  7.0%  6.6%

During the period shown above, the highest quarterly return was 9.84% for the second quarter of 1995, and the lowest quarterly return was -2.44% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                      Life of the Series
                                      Past One Year Past Five Years   (October 31, 1994)
                                      ------------- --------------- -----------------------
Class A..............................      6.63%           5.66%             8.32%
Class B*.............................        N/A             N/A               N/A
Class E**............................      6.67%           5.51%             8.17%
Lehman Brothers Aggregate Bond
  Index..............................      8.44%           7.43%             8.25%
Lipper Variable Products General Bond                               Data only available for
  Fund Average.......................      5.76%           5.27%    full one-year periods

--------
* Class B shares of Strategic Bond are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Portfolio Management

As of December 31, 2001, SBAM managed approximately $31.5 billion in assets. SBAM is located at 399 Park Avenue, New York, New York 10022.

SBAM may delegate to its affiliate, Salomon Brothers Asset Management Limited ("SBAM Ltd."), any of its responsibilities with respect to transactions of Strategic Bond in foreign currencies and debt securities denominated in foreign currencies. SBAM Ltd. is located at Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England.

Roger Lavan is primarily responsible for the day-to-day management of the investment grade portion of Strategic Bond's portfolio. Mr. Lavan joined SBAM as Director and Portfolio Manager in 1990.

Peter Wilby is primarily responsible for the day-to-day management of the high yield and foreign sovereign securities portion of Strategic Bond's portfolio. Mr. Wilby joined SBAM in 1989 and is a Managing Director of SBAM.

David Scott is primarily responsible for the day-to-day management of currency transactions and certain non-dollar denominated debt securities investments of Strategic Bond's portfolio. Mr. Scott joined SBAM in 1994 and is a Managing Director of SBAM.

Strategic Bond pays MetLife Advisers an investment advisory fee at the annual rate of 0.65% of the Series' average daily net assets. For the year ended December 31, 2001, Strategic Bond paid MetLife Advisers an investment advisory fee at the same rate.

                    Salomon Brothers U.S. Government Series

Investment Objective

The investment objective of the Salomon Brothers U.S. Government Series (the "U.S. Government Series") is a high level of current income consistent with preservation of capital and maintenance of liquidity.

Principal Investment Strategies

Salomon Brothers Asset Management Inc ("SBAM"), subadviser to the Series, generally invests at least 80% of the assets of the U.S. Government Series in fixed-income securities issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities ("U.S. Government Securities"), including repurchase agreements collateralized by U.S. Government Securities, and collateralized mortgage obligations ("CMOs") that relate to U.S. Government Securities. The U.S. Government Series may also invest up to 20% of its total assets in investment grade fixed-income securities that are not U.S. Government Securities.

  Investment Selection

SBAM determines how to invest assets of the U.S. Government Series in several steps.

SBAM has an investment committee consisting of senior portfolio managers that analyzes current interest rate trends and their impact on potential economic scenarios. This committee meets every month to revise its estimate of interest rate and general economic trends. Based on this analysis, portfolio managers of the Series allocate assets among various classes of securities, including U.S. Treasury securities and securities of agencies or instrumentalities of the U.S. Government, mortgage-backed assets and investment grade fixed-income securities. The mortgage-backed assets in which the Series invests include GNMA and FNMA mortgage-backed securities as well as privately issued mortgage-backed securities, including CMOs.

SBAM considers many factors when selecting individual fixed-income securities, including the interest rate of the security, the interval at which that interest rate adjusts, the date of maturity of the security and the creditworthiness of the issuer. SBAM also considers the U.S. Government Series' likely need for liquidity, which can be influenced by redemptions and opportunities for purchases of other securities, and the duration of the portfolio, which SBAM will normally maintain between 2.5 and 5 years.



Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade".

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Series' duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

Principal Investment Risks

Investing in the U.S. Government Series involves risks. The U.S. Government Series may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the U.S. Government Series include:

   . A general decline in fixed-income security markets.

   . Poor performance of the types of fixed-income securities in which U.S.
     Government Series invests relative to other fixed-income securities.

   . Poor performance of individual fixed-income securities held by the U.S.
     Government Series, which may be due to interest rate risk or credit risk.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Collateralized Mortgage Obligations (CMOs). One type of security in which the U.S. Government Series can invest is a CMO. CMOs are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the U.S. Government Series are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government Securities.

Mortgage Dollar Roll Transactions. The Series may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Series sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Series earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser's ability to forecast mortgage prepayment patterns on different mortgage pools.




Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is called a premium.

  Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Series may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad fixed-income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Series could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Series might not be able to close out futures transactions without incurring substantial losses.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the U.S. Government Series for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of the U.S. Government Series to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of the returns of the U.S. Government Series. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay.

                                    [CHART]


1995     15.0%
1996      3.3
1997      8.6
1998      7.5
1999      0.2
2000     10.5
2001      6.7

During the period shown above, the highest quarterly return was 5.52% for the second quarter of 1995, and the lowest quarterly return was -1.45% for the first quarter of 1996. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                       Life of the Series
                                       Past One Year Past Five Years   (October 31, 1994)
                                       ------------- --------------- -----------------------
Class A...............................     6.72%          6.63%                        7.22%
Class B*..............................       N/A            N/A                          N/A
Class E**.............................     6.57%          6.48%                        7.07%
Lehman Brothers Intermediate
  Government Bond Index...............     8.42%          7.06%                        7.44%
Lipper Variable Products U.S. Mortgage                               Data only available for
  and GNMA Fund Average***............     7.40%          6.90%      full one-year periods

--------
* Class B shares of U.S. Government are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.
*** Includes all funds in the Lipper Variable Products U.S. Mortgage Fund
    Average and the Lipper Variable Products GNMA Fund Average.

Portfolio Management

As of December 31, 2001, SBAM managed approximately $31.5 billion in assets. SBAM is located at 399 Park Avenue, New York, New York 10022.

Roger Lavan has been primarily responsible for the day-to-day management of the U.S. Government Series since its inception. Mr. Lavan joined SBAM as Director and Portfolio Manager in 1990.

U.S. Government Series pays MetLife Advisers an investment advisory fee at the annual rate of 0.55% of the Series' average daily net assets. For the year ended December 31, 2001, U.S. Government Series paid MetLife Advisers an investment advisory fee at the same rate.

                   State Street Research Bond Income Series

Investment Objective

The investment objective of the State Street Research Bond Income Series ("Bond Income") is a competitive total return primarily from investing in fixed-income securities.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Series, invests, under normal circumstances, at least 80% of Bond Income's assets in fixed-income securities. You will receive 60 days prior notice if this 80% minimum is going to change. The Series may invest in investment grade fixed-income securities, obligations of the U.S. Treasury or any U.S. government agency, mortgage-backed and asset-backed securities, corporate debt securities of U.S. and foreign issuers, and cash equivalents. The Series may also invest in securities through Rule 144A and other private placement transactions.

Bond Income may also invest up to 30% of its total assets in a combination of
(i) non-U.S. dollar-denominated securities (not exceeding 20% of the Series' total assets); (ii) lower quality, high yield securities (not exceeding 20% of the Series total assets) and (iii) securities of issuers located in developing or emerging market countries (not exceeding 10% of the Series' total assets). (Securities purchased by the Series within the 10% limit in clause (iii) will not be counted toward the limits in clauses (i) or (ii), but will be counted toward the overall 30% limit.)

In addition to bonds, Bond Income's high yield securities may include convertible bonds, convertible preferred stocks, and warrants and other securities attached to bonds or other fixed- income securities.

The Series may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Series or to adjust the Series' duration.



Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as ''investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

A futures contract is an obligation to buy or sell an asset on a specified future date or an obligation to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

The Series may also invest in payment-in-kind securities, structured securities, when-issued securities, and zero coupon bonds.

  Investment Selection

State Street Research establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. State Street Research also allocates the Series' investments among bond market sectors (such as U.S. Treasury securities, U.S. government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. State Street Research also decides how the Series' portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, State Street Research relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

Although Bond Income does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of its foreign currency exposure.

State Street Research monitors and adjusts the Series' investments to try to maintain a duration generally within 1 1/2 years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2001, the duration of this index was
4.54 years.

Principal Investment Risks

Investing in Bond Income involves risks. Bond Income may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Bond Income include:

   . A general decline in U.S. or foreign fixed-income security markets.

   . Poor performance of individual fixed-income securities held by Bond
     Income, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.


A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Series' duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets. Bond Income may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts or futures contracts, to manage these risks. Although State Street Research does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of the Series' foreign currency exposure. However, State Street Research cannot assure that these techniques will be effective.

  Other Risks

Rule 144A and other Private Placement Securities. The Series may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Series may not, however, purchase any security if, as a result, more than 15% of the Series' net assets would be invested in securities considered to be illiquid by State Street Research.

Payment-in-Kind (PIK) Securities. The Series may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

Structured Securities. The Series may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities. The Series may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Zero (or Step) Coupons. The Series may invest in zero coupon securities. A zero coupon security is a debt security that is



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Series and the Series is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Series to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Warrants. The Series may invest in warrants and other equity securities attached to high yield bonds and other fixed-income securities. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities, but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Asset-backed Securities. The Series may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Convertible Securities. The Series may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying equity security.

New Securities. The Series may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Series' objective and strategies.

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of Bond Income for the last ten full calendar years. The table following the bar chart compares the average annual total returns of Bond Income to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Bond Income's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to Bond Income. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research.
                                    [CHART]


1992         8.2%
1993        12.6
1994        (3.4)
1995        21.2
1996         4.6
1997        10.9
1998         9.0
1999        (0.5)
2000         8.1
2001         8.8

During the period shown above, the highest quarterly return was 7.65% for the second quarter of 1995, and the lowest quarterly return was -3.05% for the first quarter of 1994. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31


                                                 Past One Year Past Five Years Past Ten Years
                                                 ------------- --------------- --------------
Class A.........................................     8.82%          7.21%          7.77%
Class B*........................................     8.57%          6.96%          7.52%
Class E**.......................................       N/A            N/A            N/A
Lehman Brothers Intermediate
  Government/Credit Index.......................     8.96%          7.10%          6.81%
Lehman Brothers Aggregate Bond Index***.........     8.44%          7.43%          7.23%
Lipper Variable Products Intermediate Investment
  Grade Debt Fund Average.......................     8.24%          6.61%          6.77%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Class E shares of Bond Income are being offered for the first time through this prospectus.
*** In the future, the Series' performance will be compared to the Lehman
    Brothers Aggregate Bond Index, instead of the Lehman Brothers Government/Credit Index. The Aggregate Bond Index more accurately describes the universe of securities in which the Series currently invests.

Portfolio Management

As of December 31, 2001, State Street Research managed approximately $46 billion in assets. State Street Research, an affiliate of MetLife, is located at One Financial Center, Boston, Massachusetts 02111.

State Street Research's Fixed Income Team is responsible for managing the portfolio and for making decisions with regard to duration targets, to yield curve positioning, and to weightings of sectors and types of securities.

Bond Income pays MetLife Advisers an investment advisory fee at the annual rate of 0.40% for the first $1 billion of the Series' average daily net assets, 0.35% for the next $1 billion, 0.30% for the next $1 billion and 0.25% for amounts over $3 billion. For the year ended December 31, 2001, Bond Income paid MetLife Advisers an investment advisory fee of 0.40% of the Series' average daily net assets.

                          Davis Venture Value Series

Investment Objective

The investment objective of the Davis Venture Value Series ("Venture Value") is growth of capital.

Principal Investment Strategies

Davis Selected Advisers, L.P. ("Davis Selected"), subadviser to the Series, invests, under normal circumstances, the majority of Venture Value's assets primarily in equity securities of companies with market capitalizations of at least $10 billion. Davis Selected searches for companies that it believes are of high quality and whose stocks are selling at attractive prices with the intention of holding them for the long term. Davis Selected believes that managing risk is the key to delivering superior long-term investment results; therefore, it considers how much could potentially be lost on an investment before considering how much might be gained.

  Stock Selection

Davis Selected has developed a list of ten characteristics that it believes allow companies to sustain long-term growth and minimize risks to enhance their potential for superior long-term returns. Although few companies exhibit all ten characteristics, Davis Selected searches for companies that possess:

   . Excellent management.

   . Managers who own stock in their own company.

   . Strong returns on investments of an issuer's capital.

   . A lean expense structure.

   . A dominant or growing market share in a growing market.

   . A proven record as an acquirer.

   . A strong balance sheet.

   . Products or services that are not likely to become obsolete.

   . Successful international operations.

   . Innovation in all aspects of operations.

Davis Selected does not have particular allocation strategies, and emphasizes individual stock selection rather than industry sectors. Davis Selected relies heavily on its evaluation of the management of potential investments, and will ordinarily visit the managers at their place of business to gain insight into the relative value of different companies.

Principal Investment Risks

Investing in Venture Value involves risks. Venture Value may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Venture Value include:

   . A general decline in the U.S. stock market.

   . Poor performance of individual stocks held by Venture Value, of large capitalization stocks, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Venture Value for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Venture Value to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Venture Value's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay.

                                    [CHART]


1995   1996   1997   1998   1999   2000   2001
-----  -----  -----  -----  -----  ----  -------
39.3%  25.8%  33.5%  14.4%  17.5%  9.5%  (11.1)%

During the period shown above, the highest quarterly return was 21.20% for the fourth quarter of 1998, and the lowest quarterly return was -14.47% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

                       Average Annual Total Returns for
                          Periods Ending December 31

                                                Past       Past      Life of the Series
                                              One Year  Five Years   (October 31, 1994)
                                              --------- ---------- -----------------------
Class A......................................   -11.13%    11.80%                   16.32%
Class B*.....................................       N/A       N/A                      N/A
Class E**....................................   -11.28%    11.65%                   16.17%
S&P 500 Index................................   -11.88%    10.70%                   15.15%
Lipper Variable Products Large-Cap Value Fund                      Data only available for
  Average....................................    -5.98%     8.94%  full one-year periods

--------
* Class B shares of Venture Value are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Portfolio Management

As of December 31, 2001, Davis Selected, together with its affiliated institutional asset management companies, managed approximately $41.8 billion in assets. Davis Selected's address is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Davis Selected may delegate to Davis Selected Advisers-NY, Inc. any of its responsibilities related to Venture Value. Davis Selected Advisers-NY, Inc. is a wholly-owned subsidiary of Davis Selected and is located at 609 Fifth Avenue, New York, New York 10017.

Christopher C. Davis and Kenneth C. Feinberg are the co-portfolio managers of Venture Value. Christopher Davis has been the portfolio manager for Venture Value and other equity funds managed by Davis Selected since February 1997. Christopher Davis was co-portfolio manager of Venture Value with Shelby M.C. Davis from October 1995 until February 1997. Prior to co-managing Venture Value's portfolio, Christopher Davis worked as Shelby Davis' assistant portfolio manager and research analyst. Mr. Feinberg has co-managed other equity funds for Davis Selected since May 1998 and became co-portfolio manager of Venture Value in April 1999. Mr. Feinberg was a research analyst at Davis Selected from December 1994 until May 1998, and before that he was an Assistant Vice President of Investor Relations for Continental Corp.

As Senior Research Adviser, Shelby Davis provides investment themes and strategies to, and helps select individual stocks for, Venture Value.

Venture Value pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Series' average daily net assets and 0.70% for amounts over $1 billion. For the year ended December 31, 2001, Venture Value paid MetLife Advisers 0.75% of the Series' average daily net assets in investment advisory fees.

                        FI Mid Cap Opportunities Series

Investment Objective

The investment objective of the FI Mid Cap Opportunities Series ("Mid Cap") is long-term growth of capital.

Principal Investment Strategies:

Fidelity Management & Research Company ("FMR"), subadviser to the Series, normally invests Mid Cap's assets primarily in common stocks. The Series normally invests at least 80% of Mid Cap's assets in securities of companies with medium market capitalizations. You will receive 60 days prior notice if this 80% minimum is going to change. Although a universal definition of medium market capitalization does not exist, FMR generally defines medium market capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the S&P MidCap 400 Index or the Russell Midcap Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Series' investment. Companies whose capitalizations no longer meet this definition after purchase continue to have a medium market capitalization for purposes of the 80% policy. The size of companies in each index changes with market conditions and the composition of each index. The Series may invest in companies with smaller or larger market capitalizations. Securities of both domestic and foreign issuers may be purchased for the Series.

  Investment Selection

The Series is not constrained by any particular investment style. At any given time, the Series may tend to buy either "growth" stocks or "value" stocks, or a combination of both. In buying and selling securities for the Series, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and company management.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Series' exposure to changing security prices or other factors that affect security values. If FMR strategies do not work as intended, the Series may not achieve its objective.

Principal Investment Risks

Investing in Mid Cap involves risks. Mid Cap may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Mid Cap include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by Mid Cap, or of mid cap stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of midcap companies involve potentially greaters risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Exchange Traded Funds. The Series may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Series' investment in the ETF will fall if the value of the underlying securities declines. The Series will bear its proportionate share of the ETF's fees and expenses.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value the security in the issuer's home country. FMR may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Fidelity cannot assure that these techniques will be effective.




A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date or an obligation to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

  Forward Contracts and Futures Contracts

The Series attempts to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency rates. The Series may also purchase futures contracts to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, Mid Cap could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, Mid Cap might not be able to close out futures transactions without incurring substantial losses.

Investment Performance Record

Since Mid Cap commenced operations on May 1, 2002, the date of this prospectus, the Series does not yet have a full calendar year of investment performance.

Portfolio Management

While FMR is the subadviser to Mid Cap, the day-to-day investment management decisions for the Series will be made by FMR Co., Inc. ("FMRC"), which serves as sub-subadviser to Mid Cap. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2001, FMR and its affiliates managed approximately $912 billion in assets. FMR's address is 82 Devonshire Street, Boston, MA 02109.

Peter Saperstone is the Portfolio Manager of Mid Cap. Mr. Saperstone has been associated with FMRC since January 2000 and with FMR from 1995 through 2000.

Mid Cap pays MetLife Advisers an investment advisory fee at the annual rate of 0.80% for the first $250 million of the Series' average daily net assets, 0.75% for the next $500 million, and 0.70% for amounts over $750 million.

                          FI Structured Equity Series

Investment Objective

The investment objective of the FI Structured Equity Series ("Structured Equity") is long-term growth of capital.

Principal Investment Strategies

Fidelity Management & Research Company ("FMR"), subadviser to the Series, normally invests Structured Equity's assets primarily in common stocks. FMR normally invests at least 80% of Structured Equity's assets in equity securities. You will receive 60 days prior notice if this 80% minimum is going to change. The Series may invest in domestic and foreign issuers.

  Investment Selection

FMR invests the Series' assets in securities of companies it believes are undervalued in the marketplace in relation to factors such as a company's assets, earnings, growth potential and cash flow, or in relation to securities of other companies in the same industry. Companies with these characteristics tend to have lower than average price/earnings (P/E) or price/book (P/B) ratios. The stocks of these companies are often called "value" stocks. FMR uses the Russell 1000 Value Index as a guide in structuring the Series and in selecting its investments. FMR considers Structured Equity's security, industry and market capitalization weightings relative to the index. FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management. These securities may then be analyzed using statistical models to further evaluate a security's growth potential, valuation, investment risk and liquidity.

In buying and selling securities for Structured Equity, FMR invests for the long term and selects those securities it believes offer strong opportunity for long-term growth of capital and are attractively valued.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Series' exposure to changing security prices or other factors that affect security values. If FMR strategies do not work as intended, the Series may not achieve its objective.

Principal Investment Risks

Investing in Structured Equity involves risks. Structured Equity may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Structured Equity include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by Structured Equity, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Exchange Traded Funds. The Series may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Series' investment in the ETF will fall if the value of the underlying securities declines. The Series will bear its proportionate share of the ETF's fees and expenses.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country.FMR may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, FMR cannot assure that these techniques will be effective.




A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

  Forward Contracts and Futures Contracts

The Series attempts to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency rates. The Series may also purchase futures contracts to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, Structured Equity could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, Structured Equity might not be able to close out futures transactions without incurring substantial losses.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Structured Equity for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Structured Equity to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Structured Equity's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay. On May 1, 2002, FMR succeeded Westpeak Investment Advisors, L.P. ("Westpeak") as subadviser to Structured Equity. The performance information set forth below reflects Westpeak's management only.

                                    [CHART]


 1994   1995    1996    1997    1998    1999    2000    2001
------  -----   -----   -----   -----   ----   ------  -------
(1.2)%  36.5%   18.1%   33.5%   24.4%   9.4%   (5.2)%  (13.9)%


During the period shown above, the highest quarterly return was 19.53% for the fourth quarter of 1998, and the lowest quarterly return was -16.08% for the third quarter of 2001. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                        Life of the Series
                                        Past One Year Past Five Years    (April 30, 1993)
                                        ------------- --------------- -----------------------
Class A................................    -13.93%         8.19%                       12.15%
Class B*...............................        N/A           N/A                          N/A
Class E**..............................    -14.08%         8.04%                       12.00%
S&P 500 Index..........................    -11.88%        10.70%                       13.85%
Russell 1000 Value Index***............     -5.59%        11.13%                       13.74%
Lipper Variable Products Multi-Cap Core                               Data only available for
  Fund Average.........................    -12.94%         8.98%      full one-year periods

--------
* Class B shares of Structured Equity are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.
*** In the future, the Series' performance will be compared to the Russell 1000
    Value Index, instead of the S&P 500 Index, due to changes in the Series' investment objective and principal investment strategies resulting from FMR's succeeding Westpeak as subadviser on May 1, 2002.

Portfolio Management

While FMR is the subadviser to Structured Equity, the day-to-day investment management decisions for the Series will be made by FMR Co., Inc. ("FMRC"), which serves as sub-subadviser to Structured Equity. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2001, FMR and its affiliates managed approximately $912 billion in assets. FMR's address is 82 Devonshire Street, Boston, MA 02109.

Robert Macdonald is the Portfolio Manager of Structured Equity. Mr. Macdonald is a Senior Vice President and Portfolio Manager and has been associated with FMRC since January 2000 and with FMR from 1985 through 2000.

Structured Equity pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Series' average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion. For the year ended December 31, 2001, Structured Equity paid MetLife Advisers an investment advisory fee of 0.68% of the Series' average daily net assets.

                      Harris Oakmark Focused Value Series

Investment Objective

The investment objective of the Harris Oakmark Focused Value Series ("Focused Value") is long-term capital appreciation.

Principal Investment Strategies

Harris Associates L.P. ("Harris"), subadviser to the Series, invests Focused Value's assets, under normal circumstances, primarily in common stocks of U.S. companies. Focused Value is a "non-diversified fund," which means that it may hold at any one time securities of fewer issuers compared to a "diversified fund." Focused Value could own as few as 12 securities, but generally will have 15 to 20 securities in its portfolio. Harris will normally invest at least 65% of Focused Value's total assets in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies considered to be midcap stocks by Morningstar, Inc. As of December 31, 2001, this capitalization range was $1.4 billion to $8.6 billion. This capitalization range will change over time due to changes in the value of U.S. stocks. Harris may invest up to 25% of Focused Value's total assets in fixed-income securities, including investment grade securities and high yield debt.

Harris uses a value investment style in selecting equity securities for Focused Value. Harris believes that, over time, a company's stock price converges with its true business value. By "true business value," Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that by investing in equity securities priced significantly below what Harris believes is the true business value presents the best opportunity to achieve Focused Value's investment objective.

Harris' value strategy also emphasizes investing for the long-term, which means that Focused Value will generally own the stock of companies in which it invests for at least two to three years, although Harris may use short-term trading strategies as well.

  Stock Selection

Harris uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have these attributes:

   . Free cash flows and intelligent investment of excess cash.

   . Earnings that are growing and reasonably predictable.

   . High level of manager ownership.



Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

Harris focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those companies that meet the criteria described above, Harris uses in-house research to analyze each company. As part of this selection process, its analysts typically visit companies and talk to various industry sources.

The chief consideration in the selection of stocks is the size of the discount of a company's stock price compared to Harris' view of the company's true business value. Once Harris determines that a stock is selling at a significant discount (typically 60%) to Harris' view of its estimated worth, and the company has certain of the additional qualities mentioned above, Harris generally will consider buying that stock. Harris usually sells when the company's stock price approaches 90% of Harris' view of its estimated worth. This process allows Harris to set specific "buy" and "sell" targets for each stock held by Focused Value. Harris also monitors Focused Value's holdings, and, if warranted, adjusts a stock's price target to reflect changes in a company's characteristics.

Principal Investment Risks

Investing in Focused Value involves risks. Focused Value may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Focused Value include:

   . A general decline in the U.S. stock markets or fixed-income securities markets.

   . Poor performance of individual stocks held by Focused Value, of midcap stocks, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of fixed-income securities held by Focused Value, which may be due to interest rate risk or credit risk.

   . The risks associated with a "non-diversified" fund. If the stocks in which Focused Value invests perform poorly, the Series could incur greater losses than if it had invested in a larger number of stocks.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Non-Diversification. Investing in a limited number of stocks may increase the volatility of Focused Value's investment performance as compared to funds that invest in a larger number of stocks. If the stocks in which Focused Value invests perform poorly, Focused Value could incur greater losses than if it had invested in a larger number of stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of higher interest rate. This additional payment is a premium.


Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Focused Value for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Focused Value to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Focused Value's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay. On May 1, 2000, Harris succeeded Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co., as subadviser to Focused Value. On May 1, 1998, GSAM succeeded Loomis, Sayles & Company, L.P. ("Loomis Sayles") as subadviser to Focused Value. The performance information set forth below relates to the life of the Series and, therefore, reflects the management of GSAM, Loomis Sayles and Harris.
                                    [CHART]


1994        (0.3)%
1995        30.4
1996        17.6
1997        17.4
1998        (5.5)
1999         0.3
2000        20.5
2001        27.8

During the period shown above, the highest quarterly return was 20.42% for the second quarter of 1999, and the lowest quarterly return was -19.83% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                   Life of the Series
                                   Past One Year Past Five Years    (April 30, 1993)
                                   ------------- --------------- -----------------------
Class A...........................     27.76%        11.36%              13.52%
Class B*..........................     27.51%        11.11%              13.27%
Class E*..........................     27.61%        11.21%              13.37%
Russell Midcap Index..............     -5.62%        11.40%              13.48%
S&P 500 Index.....................    -11.88%        10.70%              13.85%
Lipper Variable Products Multi-Cap                               Data only available for
  Value Fund Average..............     -0.22%         9.98%      full one-year periods

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares and the 0.15% 12b-1 fee of the Class E shares.

Past Performance of a Similarly Managed Fund

The total returns shown below are based on performance data furnished by Harris for Class I shares of The Oakmark Select Fund, a mutual fund which has the same investment objective as that of Focused Value and which has been managed using investment policies and strategies substantially similar, though not necessarily identical, to those of Focused Value. The Oakmark Select Fund is managed by William C. Nygren, and Focused Value is managed by William C. Nygren, Henry Berghoef and Floyd J. Bellman. The following information does not represent Focused Value's performance and should not be considered a prediction of future performance of Focused Value. Focused Value's performance may be higher or lower than the performance of The Oakmark Select Fund shown below. The performance of The Oakmark Select Fund shown below does not reflect any of the additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans for which Focused Value serves as an investment vehicle. These charges have the effect of lowering the performance of a variable insurance product.

                                        The Oakmark Select   Russell
                                          Fund--Class I    Midcap Index
                                        ------------------ ------------
        Total Return for the Year Ended
          December 31, 2001............       26.06%          -5.62%
        Average Annual Total Return
          For the Past Five Years Ended
          December 31, 2001............       26.75%          11.40%
        Average Annual Total Return
          From Inception of The
          Oakmark Select Fund
          (November 1, 1996) to
          December 31, 2001............       29.06%          13.48%

The Russell Midcap Index is an unmanaged index of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index represents the largest 1000 U.S. companies.

Portfolio Management

Harris also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships. Together with a predecessor, Harris has advised and managed mutual funds since 1970. As of December 31, 2001, Harris manages approximately $20.8 billion in assets. Harris' address is Two North LaSalle Street, Chicago, Illinois 60602-3790.

William C. Nygren, CFA, Henry Berghoef, CFA and Floyd J. Bellman, CFA are Focused Value's portfolio managers. Mr. Nygren joined Harris as an analyst in 1983, and was Harris' Director of Research from September 1990 to April 1998. Previously, he was an analyst with Northwestern Mutual Life Insurance Company. Mr. Berghoef has been a senior analyst at Harris since 1994. He was an analyst at Kirr, Marbach & Co. from 1990 to 1993 and an analyst at Geico Corporation from 1985 to 1990. Mr. Bellman joined Harris in

1995 and has over 20 years of investment experience. Prior to joining Harris, he was a Vice President and Senior Portfolio Manager at Harris Trust and Savings Bank.

Focused Value pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Series' average daily net assets. For the year ended December 31, 2001, Focused Value paid MetLife Advisers an investment advisory fee at the same rate.

                        Loomis Sayles Small Cap Series

Investment Objective

The investment objective of the Loomis Sayles Small Cap Series ("Small Cap") is long-term capital growth from investments in common stocks or other equity securities.

Principal Investment Strategies

Loomis, Sayles & Company, L.P. ("Loomis Sayles"), subadviser to the Series, will, under normal circumstances, invest at least 80% of Small Cap's assets in equity securities of companies with market capitalizations that fall, at the time of purchase, within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. You will receive 60 days prior notice if this 80% minimum is going to change. The Series may invest the rest of its assets in larger companies. Loomis Sayles may invest up to 20% of Small Cap's assets in securities of foreign issuers, including emerging markets securities. Small Cap invests in both value and growth stocks. Loomis Sayles typically does not consider current income when making buy/sell decisions.

  Stock Selection

Loomis Sayles begins with a universe of approximately 2,000 of the smallest U.S. companies that generally fall within the market capitalization range of the Russell 2000 Index.

Value Stocks. Loomis Sayles may invest in stocks of companies which it believes are undervalued by the market in relation to earnings, dividends, assets and growth prospects. Small Cap may also invest in companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Growth Stocks. When investing in growth stocks, Loomis Sayles seeks companies that have distinctive products, technologies, or services; dynamic earnings growth; prospects for a high level of profitability; and solid management.

Principal Investment Risks

Investing in Small Cap involves risks. Small Cap may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Small Cap include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by Small Cap.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of small capitalization issuers relative to the performance of issuers with larger capitalizations.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Small Cap may not perform as well as a fund which invests in only value or growth stocks.

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks.

Real Estate Investment Trusts (REITs). One category of equity securities in which Small Cap invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to credit risk and market risk, although equity REITs are also subject to market risk.

Rule 144A Securities. The Series may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. A Rule 144A security is treated as illiquid unless Loomis Sayles determines, under guidelines established by the Fund's trustees, that it is liquid.

Mutual Funds and Exchange Traded Funds. The Series may invest in mutual funds and exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are similar to mutual funds in that they are pools of securities. Since the value of a mutual fund or ETF is based on the value of the individual securities it holds, the value of a Series' investment in the mutual fund or ETF will fall if the value of the underlying securities declines. The Series will bear its proportionate share of the mutual fund's or ETF's fees and expenses.-



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Loomis Sayles may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Loomis Sayles cannot assure that these techniques will be effective.

  Emerging Markets

Small Cap may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Series may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Series could




A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Series might not be able to close out futures transactions without incurring substantial losses.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Small Cap for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Small Cap to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Small Cap's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay.
                                    [CHART]


1995   1996   1997    1998   1999   2000   2001
-----  -----  -----  ------  -----  ----  ------
28.9%  30.7%  24.9%  (1.7)%  31.8%  5.2%  (8.8)%

During the period shown above, the highest quarterly return was 29.19% for the fourth quarter of 1999, and the lowest quarterly return was -20.48% for the third quarter of 2001. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                        Life of the Series
                                        Past One Year Past Five Years     (May 2, 1994)
                                        ------------- --------------- -----------------------
Class A................................    -8.81%          9.19%                       12.86%
Class B*...............................       N/A            N/A                          N/A
Class E**..............................    -8.96%          9.04%                       12.71%
Russell 2000 Index.....................     2.49%          7.52%                       10.54%
Lipper Variable Products Small-Cap Core                               Data only available for
  Fund Average.........................     2.85%         10.09%      full one-year periods

--------
* Class B shares of Small Cap are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Portfolio Management

Loomis Sayles has been in the investment management business since 1926. As of December 31, 2001, Loomis Sayles managed approximately $64.6 billion in assets. Loomis Sayles' address is One Financial Center, Boston, Massachusetts 02110.

Christopher R. Ely and Joseph R. Gatz are the lead Portfolio Managers of Small Cap. The other Portfolio Managers are Philip C. Fine, David L. Smith, and Daniel G. Thelen.

Mr. Gatz, a Vice President of Loomis Sayles, joined Loomis Sayles as a Portfolio Manager in 1999 and has co-managed the Series since January 2000. From 1993 until he joined Loomis Sayles, Mr. Gatz was a Portfolio Manager at Banc One Investment Advisers Corporation and certain of its corporate predecessors. Messrs. Ely, Fine and Smith, each a Vice President of Loomis Sayles, have co-managed the Series since April 1999. Mr. Thelen, a Vice President of Loomis Sayles, has co-managed the Series since April 2000. Messrs. Ely, Fine, Smith and Thelen have been employed by Loomis Sayles for over 5 years.

Small Cap pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Series' average daily net assets and 0.85% for amounts over $500 million. For the year ended December 31, 2001, Small Cap paid MetLife Advisers an investment advisory fee of 0.90% of the Series' average daily net assets.

                          MFS Investors Trust Series

Investment Objective

The investment objective of the MFS Investors Trust Series (formerly, MFS Investors Series) ("Investors Trust") is long-term growth of capital with a secondary objective to seek reasonable current income.

Principal Investment Strategies

Massachusetts Financial Services Company ("MFS"), subadviser to the Series, ordinarily invests at least 65% of the net assets of Investors Trust in equity securities, including preferred stocks and fixed-income securities convertible into equity securities. Although the Series may invest in companies of any size, the Series focuses on companies with large market capitalizations (greater than $5 billion) that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Series will also seek to generate gross income equal to approximately 90% of the dividend yield on the S&P 500 Index. MFS may also invest up to 20% of the net assets of Investors Trust in foreign securities, including American Depositary Receipts ("ADRs"), through which it may have exposure to foreign currencies. The Series may also invest in fixed-income securities.

  Stock Selection

MFS uses a bottom-up, as opposed to a top-down, investment style in managing Investors Trust. This means that MFS selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager and MFS' large group of equity research analysts.

Principal Investment Risks

Investing in Investors Trust involves risks. Investors Trust may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Investors Trust include:

   . A general decline in U.S. or foreign stock markets or fixed-income security markets.

   . Poor performance of individual equity securities held by Investors Trust or of large capitalization stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of fixed-income securities held by Investors Trust, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  Rule 144A Securities

The Series may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. A Rule 144A security is treated as illiquid unless MFS determines, under guidelines established by the Fund's trustees, that it is liquid.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

  Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency rates and interest rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency rates or interest rates. The Series may also purchase futures contracts to maintain exposure to the broad equity markets or fixed income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, Investors Trust could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, Investors Trust might not be able to close out futures transactions without incurring substantial losses.



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Investors Trust for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Investors Trust to the returns of a relevant broad-based securities market index and to the returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of the returns of Investors Trust. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay.

                                    [CHART]


 2000    2001
------  -------
(0.2)%  (15.9)%

During the period shown above, the highest quarterly return was 10.94% for the fourth quarter of 1999, and the lowest quarterly return was -13.05% for the third quarter of 2001. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                             Life of the Series
                                             Past One Year    (April 30, 1999)
                                             ------------- -----------------------
Class A.....................................    -15.92%                     -5.40%
Class B*....................................        N/A                        N/A
Class E**...................................    -16.07%                     -5.55%
S&P 500 Index...............................    -11.88%                     -4.31%
Lipper Variable Products Large-Cap Core Fund               Data only available for
  Average...................................    -13.03%    full one-year periods

--------
* Class B shares of Investors Trust are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Portfolio Management

As of December 31, 2001, MFS managed approximately $137.2 billion in assets. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

Investors Trust is managed by a team of portfolio managers.

Investors Trust pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Series' average daily net assets. For the year ended December 31, 2001, Investors Trust paid MetLife Advisers an investment advisory fee at the same rate.

                         MFS Research Managers Series

Investment Objective

The investment objective of the MFS Research Managers Series ("Research Managers") is long-term growth of capital.

Principal Investment Strategies

Massachusetts Financial Services Company ("MFS"), subadviser to the Series, invests at least 80% of the net assets of Research Managers in equity securities, including preferred stocks and fixed-income securities convertible into equity securities. The Series invests primarily in companies that MFS believes possess better than average prospects for long-term growth and attractive valuations. MFS may also invest up to 20% of the net assets of the Series in foreign securities, including American Depositary Receipts ("ADRs"), through which it may have exposure to foreign currencies, and emerging markets. The Series may invest in investment grade fixed-income securities and high yield debt.

  Stock Selection

A committee of investment research analysts selects portfolio securities for Research Managers. This committee includes investment analysts employed by MFS and MFS investment advisory affiliates. The committee first allocates assets among various industries. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the investment objective of the Series from within their assigned industry responsibility. The analysts focus on companies that they believe have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management. The Series may invest in companies of any size and its investments may include securities traded on securities exchanges or in the over-the-counter markets.

Principal Investment Risks

Investing in Research Managers involves risks. Research Managers may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Research Managers include:

   . A general decline in U.S. or foreign stock markets or fixed-income security markets.

   . Poor performance of individual equity securities held by Research Managers.

   . Poor performance of fixed-income securities held by Research Managers, which may be due to interest rate risk or credit risk.



Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  Rule 144A Securities

The Series may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. A Rule 144A security is treated as illiquid unless MFS determines, under guidelines established by the Fund's trustees, that it is liquid.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as forward contracts, or futures contracts to manage these risks. However, MFS cannot assure that these techniques will be effective.

  Emerging Markets

Research Managers may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Series may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad fixed income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Series could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Series might not be able to close out futures transactions without incurring substantial losses.

  High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.




A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.


Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Research Managers for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Research Managers to the returns of a relevant broad-based securities market index and to the returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Research Managers' returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay.

                                    [CHART]


 2000    2001
------  -------
(3.6)%  (21.0)%

During the period shown above, the highest quarterly return was 22.37% for the fourth quarter of 1999, and the lowest quarterly return was -19.26% for the third quarter of 2001. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                             Life of the Series
                                             Past One Year    (April 30, 1999)
                                             ------------- -----------------------
Class A.....................................    -20.96%                     -3.38%
Class B*....................................        N/A                        N/A
Class E**...................................    -21.11%                     -3.53%
S&P 500 Index...............................    -11.88%                     -4.31%
Lipper Variable Products Large-Cap Core Fund               Data only available for
  Average...................................    -13.03%    full one-year periods

--------
* Class B shares of Research Managers are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Portfolio Management

As of December 31, 2001, MFS managed approximately $137.2 billion in assets worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

Research Managers is managed by a team of equity research analysts.

Research Managers pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Series' average daily net assets. For the year ended December 31, 2001, Research Managers paid MetLife Advisers an investment advisory fee at the same rate.

                 Section III--Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Series pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Series and MetLife Advisers pays each subadviser's fees. MetLife Advisers is responsible for overseeing the subadvisers and for hiring and replacing subadvisers, subject to approval by the Board of Trustees of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund.

Adviser/Subadviser Relationship

The Fund has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Trustees must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits the Fund to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Trustees. The Fund will notify shareholders of any subadviser changes and any other event of which notification is required under the order.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted a Distribution and Services Plan under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B shares and Class E shares (the "12b-1 Plan"). The Fund has entered into a Distribution Agreement with New England Securities Corporation as distributor (the "Distributor"). Under the Distribution Agreement, the Class B shares and Class E shares of the Fund each pay a service fee, accrued daily and paid monthly. The Distributor uses the service fees to compensate certain other parties for providing personal and account maintenance services relating to the Class B shares and Class E shares of a Series. These other parties may include the insurance companies (or their affiliates) that have established the Separate Accounts and other broker-dealers and financial intermediaries. The Distribution Agreement provides for an annual service fee equal to 0.25% of the average daily net assets of the Class B shares of each Series and an annual service fee equal to 0.15% of the average daily net assets of the Class E shares of each Series. These fees will increase the cost of investing over time. Under the 12b-1 Plan, the Trustees are authorized, without a shareholder vote, to increase the service fee payable by any class of a Series to 0.25%, and to implement a separate distribution fee for any class of a Series of up to 0.25% of the average daily net assets of such class.

Share Valuation and Pricing

  Net Asset Value

Each Series determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or the Qualified Plan. The net asset value per share for each Series (other than Money Market) is calculated by dividing the Series' net assets by its number of outstanding shares.

  Securities Valuation

The entire Money Market investment portfolio and any fixed-income securities with remaining maturities of 60 days or less held by any other Series are valued at amortized cost. Other portfolio securities of each Series normally are valued at market value. If no current market value is readily available for a portfolio security, the Fund's Board of Trustees is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to MetLife Advisers or the subadvisers of the Series.

Dividends and Capital Gain Distributions

  Money Market

Money Market declares its net investment income daily and pays these amounts monthly as a dividend. Money Market does not expect to realize any long-term capital gains, but if it does, these gains will be distributed once a year.

  Other Series

Currently, each Series other than Money Market annually pays as dividends substantially all net investment income (including any short-term capital gains). These Series also annually distribute all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Series, other than Money Market, may pay dividends from net investment income more or less often if the Fund's Board of Trustees deems it appropriate and if such change would not cause such Series to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Series to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Series must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Series so elects) of such year.

Dividends and distributions of each Series are automatically reinvested in additional shares of that Series.

Taxes

Each Series is a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code. So long as a Series distributes all of its net investment income and net capital gains to its shareholders, the Series itself does not pay any federal income tax. Although each Series intends to operate so that it will have no federal income tax liability on income and gains it distributes to the separate accounts, if any such liability is incurred, the investment performance of such Series will be adversely affected. In addition, Series investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Series. In addition, a Series' investment in foreign securities or foreign currencies may increase or accelerate such Series' recognition of ordinary income and may affect the timing or amount of the Series' distributions.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Series in which such accounts invest, must meet certain diversification requirements. Each Series intends to comply with these requirements. If a Series does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

A Series' investments in certain debt obligations may cause the Series to recognize taxable income in excess of the cash generated by such obligations. Thus, the Series could be required at times to liquidate other investments in order to satisfy its distribution requirements.

                             Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2001) of each Series for the past 5 years (or the life of the Series and class, for those Series and classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class and Series. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report for 2001, along with the Fund's financial statements, are included in the annual report which is available upon request. Since Mid Cap commenced operations on May 1, 2002, financial highlights for that Series are not yet available.

                   State Street Research Money Market Series

                                                                            Class A                         Class B
                                                       ------------------------------------------------  --------------
                                                                                                         May 1, 2001(a)
                                                                    Year Ended December 31,                 through
                                                       ------------------------------------------------   December 31,
                                                         2001      2000      1999      1998      1997         2001
                                                       --------  --------  --------  --------  --------  --------------
Net Asset Value, Beginning of Period.................. $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00     $100.00
                                                       --------  --------  --------  --------  --------     -------
Income From Investment Operations
Net Investment Income.................................     3.88      6.05      4.85      5.13      5.08        1.95
                                                       --------  --------  --------  --------  --------     -------
    Total From Investment Operations..................     3.88      6.05      4.85      5.13      5.08        1.95
                                                       --------  --------  --------  --------  --------     -------
Less Distributions
Distributions From Net Investment Income..............    (3.88)    (6.05)    (4.85)    (5.13)    (5.08)      (1.95)
                                                       --------  --------  --------  --------  --------     -------
    Total Distributions...............................    (3.88)    (6.05)    (4.85)    (5.13)    (5.08)      (1.95)
                                                       --------  --------  --------  --------  --------     -------
Net Asset Value, End of Period........................ $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00     $100.00
                                                       ========  ========  ========  ========  ========     =======
Total Return (%)......................................      4.0       6.2       5.0       5.3       5.3         2.0 (b)
Ratio of Operating Expenses to Average Net
 Assets (%)...........................................     0.42      0.41      0.40      0.45      0.45        0.67 (c)
Ratio of Net Investment Income to Average Net
 Assets (%)...........................................     3.80      6.04      4.89      5.15      5.21        1.65 (c)
Net Assets, End of Period (000)....................... $277,381  $242,346  $307,712  $203,597  $111,009     $15,407
The Ratios of Operating Expenses to Average Net
 Assets without giving effect to the voluntary expense
 agreement would have been (%)........................       --        --        --        --      0.50          --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

             Salomon Brothers Strategic Bond Opportunities Series

                                                                   Class A                       Class E
                                                --------------------------------------------  --------------
                                                                                              May 1, 2001(a)
                                                           Year Ended December 31,               through
                                                --------------------------------------------   December 31,
                                                  2001     2000     1999     1998     1997         2001
                                                --------  -------  -------  -------  -------  --------------
Net Asset Value, Beginning of Period........... $  11.42  $ 10.67  $ 11.43  $ 12.01  $ 11.62      $10.80
                                                --------  -------  -------  -------  -------      ------
Income From Investment Operations
Net Investment Income..........................     0.70     0.77     0.95     0.80     0.75        0.10
Net Realized and Unrealized Gain (Loss) on
 Investments...................................     0.04    (0.02)   (0.78)   (0.56)    0.54        0.30
                                                --------  -------  -------  -------  -------      ------
    Total From Investment Operations...........     0.74     0.75     0.17     0.24     1.29        0.40
                                                --------  -------  -------  -------  -------      ------
Less Distributions
Distributions From Net Investment Income.......    (0.96)    0.00    (0.93)   (0.79)   (0.76)       0.00
Distributions From Net Realized Capital Gains..     0.00     0.00     0.00    (0.02)   (0.14)       0.00
Distributions in Excess of Net Realized Capital
 Gains.........................................     0.00     0.00     0.00    (0.01)    0.00        0.00
                                                --------  -------  -------  -------  -------      ------
    Total Distributions........................    (0.96)    0.00    (0.93)   (0.82)   (0.90)       0.00
                                                --------  -------  -------  -------  -------      ------
Net Asset Value, End of Period................. $  11.20  $ 11.42  $ 10.67  $ 11.43  $ 12.01      $11.20
                                                ========  =======  =======  =======  =======      ======
Total Return (%)...............................      6.6      7.0      1.4      2.0     11.1         3.7 (b)
Ratio of Operating Expenses to Average
 Net Assets (%)................................     0.84     0.78     0.81     0.85     0.85        0.99 (c)
Ratio of Net Investment Income to Average Net
 Assets (%)....................................     6.44     6.90     8.15     7.20     7.32        5.50 (c)
Portfolio Turnover Rate (%)....................      248      360      224      283      258         248
Net Assets, End of Period (000)................ $109,448  $95,434  $94,910  $95,450  $71,202      $2,476
The Ratios of Operating Expenses to Average Net
 Assets without giving effect to the voluntary
 expense agreement would have been (%).........       --       --       --       --     0.87          --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                    Salomon Brothers U.S. Government Series

                                                                  Class A                       Class E
                                                -------------------------------------------  --------------
                                                                                             May 1, 2001(a)
                                                          Year Ended December 31,               through
                                                -------------------------------------------   December 31,
                                                  2001     2000    1999     1998     1997         2001
                                                --------  ------- -------  -------  -------  --------------
Net Asset Value, Beginning of Period........... $  11.94  $ 10.81 $ 11.47  $ 11.14  $ 10.83      $11.45
                                                --------  ------- -------  -------  -------      ------
Income From Investment Operations
Net Investment Income..........................     0.37     0.67    0.65     0.47     0.53        0.07
Net Realized and Unrealized Gain (Loss) on
 Investments...................................     0.41     0.46   (0.62)    0.37     0.40        0.44
                                                --------  ------- -------  -------  -------      ------
    Total From Investment Operations...........     0.78     1.13    0.03     0.84     0.93        0.51
                                                --------  ------- -------  -------  -------      ------
Less Distributions
Distributions From Net Investment Income.......    (0.75)    0.00   (0.66)   (0.45)   (0.53)       0.00
Distributions From Net Realized Capital Gains..     0.00     0.00   (0.03)   (0.06)   (0.05)       0.00
Distributions in Excess of Net Realized Capital
 Gains.........................................     0.00     0.00    0.00     0.00    (0.04)       0.00
                                                --------  ------- -------  -------  -------      ------
    Total Distributions........................    (0.75)    0.00   (0.69)   (0.51)   (0.62)       0.00
                                                --------  ------- -------  -------  -------      ------
Net Asset Value, End of Period................. $  11.97  $ 11.94 $ 10.81  $ 11.47  $ 11.14      $11.96
                                                ========  ======= =======  =======  =======      ======
Total Return (%)...............................      6.7     10.5     0.2      7.5      8.6         4.5 (b)
Ratio of Operating Expenses to Average Net
 Assets (%)....................................     0.70     0.70    0.70     0.70     0.70        0.85 (c)
Ratio of Net Investment Income to Average Net
 Assets (%)....................................     4.49     6.29    5.89     5.70     6.42        3.39 (c)
Portfolio Turnover Rate (%)....................      362      583     530      496      572         362
Net Assets, End of Period (000)................ $102,066  $57,173 $50,967  $45,807  $22,143      $6,289
The Ratios of Operating Expenses to Average Net
 Assets without giving effect to the voluntary
 expense agreement would have been (%).........     0.73     0.71    0.72     0.77     0.98        0.88 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                   State Street Research Bond Income Series

                                                               Class A                         Class B
                                           -----------------------------------------------  --------------
                                                                                            May 1, 2001(a)
                                                       Year Ended December 31,                 through
                                           -----------------------------------------------   December 31,
                                             2001      2000     1999      1998      1997         2001
                                           --------  -------- --------  --------  --------  --------------
Net Asset Value, Beginning of Period...... $ 109.66  $ 101.40 $ 109.89  $ 108.52  $ 105.63     $103.37
                                           --------  -------- --------  --------  --------     -------
Income From Investment Operations
Net Investment Income.....................     5.92      7.82     7.67      6.76      7.43        0.84
Net Realized and Unrealized Gain (Loss) on
 Investments..............................     3.20      0.44    (8.18)     3.00      4.05        4.49
                                           --------  -------- --------  --------  --------     -------
    Total From Investment Operations......     9.12      8.26    (0.51)     9.76     11.48        5.33
                                           --------  -------- --------  --------  --------     -------
Less Distributions
Distributions From Net Investment Income..    (9.45)     0.00    (7.72)    (6.64)    (7.51)       0.00
Distributions From Net Realized Capital
 Gains....................................     0.00      0.00    (0.16)    (1.75)    (1.08)       0.00
Distributions in Excess of Net Realized
 Capital Gains............................     0.00      0.00    (0.10)     0.00      0.00        0.00
                                           --------  -------- --------  --------  --------     -------
    Total Distributions...................    (9.45)     0.00    (7.98)    (8.39)    (8.59)       0.00
                                           --------  -------- --------  --------  --------     -------
Net Asset Value, End of Period............ $ 109.33  $ 109.66 $ 101.40  $ 109.89  $ 108.52     $108.70
                                           ========  ======== ========  ========  ========     =======
Total Return (%)..........................      8.8       8.1     (0.5)      9.0      10.9         5.2 (b)
Ratio of Operating Expenses to Average Net
 Assets (%)...............................     0.49      0.47     0.48      0.48      0.52        0.74 (c)
Ratio of Net Investment Income to Average
 Net Assets (%)...........................     5.99      7.37     7.12      6.66      6.97        5.07 (c)
Portfolio Turnover Rate (%)...............      271        81       77        82        40         271
Net Assets, End of Period (000)........... $349,417  $283,140 $283,856  $267,791  $202,888     $ 7,931

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                          Davis Venture Value Series

                                                                Class A                        Class E
                                            -----------------------------------------------  ------------
                                                                                             February 20,
                                                                                               2001(a)
                                                        Year Ended December 31,                through
                                            -----------------------------------------------  December 31,
                                              2001      2000     1999      1998      1997        2001
                                            --------  -------- --------  --------  --------  ------------
Net Asset Value, Beginning of Period....... $  29.20  $  26.67 $  23.15  $  20.80  $  16.09    $ 25.29
                                            --------  -------- --------  --------  --------    -------
Income From Investment Operations
Net Investment Income......................     0.12      0.16     0.12      0.16      0.18       0.02
Net Realized and Unrealized Gain (Loss) on
 Investments...............................    (3.07)     2.37     3.93      2.84      5.20      (1.96)
                                            --------  -------- --------  --------  --------    -------
    Total From Investment Operations.......    (2.95)     2.53     4.05      3.00      5.38      (1.94)
                                            --------  -------- --------  --------  --------    -------
Less Distributions
Distributions From Net Investment Income...    (0.15)     0.00    (0.12)    (0.16)    (0.14)      0.00
Distributions From Net Realized Capital
 Gains.....................................    (2.71)     0.00    (0.32)    (0.49)    (0.53)      0.00
Distributions in Excess of Net Realized
 Capital Gains.............................     0.00      0.00    (0.09)     0.00      0.00       0.00
                                            --------  -------- --------  --------  --------    -------
    Total Distributions....................    (2.86)     0.00    (0.53)    (0.65)    (0.67)      0.00
                                            --------  -------- --------  --------  --------    -------
Net Asset Value, End of Period............. $  23.39  $  29.20 $  26.67  $  23.15  $  20.80    $ 23.35
                                            ========  ======== ========  ========  ========    =======
Total Return (%)...........................    (11.1)      9.5     17.5      14.4      33.5       (7.7)(b)
Ratio of Operating Expenses to Average Net
 Assets Before Expense Reductions (%)......     0.83      0.79     0.81      0.83      0.90       0.98 (c)
Ratio of Operating Expenses to Average Net
 Assets After Expense Reductions (%) (d)...     0.82      0.79       --        --        --       0.97 (c)
Ratio of Net Investment Income to Average
 Net Assets (%)............................     0.55      0.62     0.55      0.82      0.94       0.47 (c)
Portfolio Turnover Rate (%)................       21        25       22        25        17         21
Net Assets, End of Period (000)............ $878,630  $925,265 $655,599  $440,351  $280,448    $42,132
The Ratios of Operating Expenses to Average
 Net Assets without giving effect to the
 voluntary expense agreement would have
 been (%)..................................       --        --       --        --      0.90         --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                          FI Structured Equity Series

                                                                          Class A                         Class E
                                                     ------------------------------------------------  --------------
                                                                                                       May 1, 2001(a)
                                                                  Year Ended December 31,                 through
                                                     ------------------------------------------------   December 31,
                                                       2001      2000      1999      1998      1997         2001
                                                     --------  --------  --------  --------  --------  --------------
Net Asset Value, Beginning of Period................ $ 183.39  $ 198.49  $ 208.34  $ 179.98  $ 151.77     $177.17
                                                     --------  --------  --------  --------  --------     -------
Income From Investment Operations
Net Investment Income...............................     1.06      1.16      1.78      1.30      1.37        0.14
Net Realized and Unrealized Gain (Loss) on
 Investments........................................   (26.45)   (11.28)    17.51     42.44     48.76      (21.03)
                                                     --------  --------  --------  --------  --------     -------
    Total From Investment Operations                   (25.39)   (10.12)    19.29     43.74     50.13      (20.89)
                                                     --------  --------  --------  --------  --------     -------
Less Distributions
Distributions From Net Investment Income............    (1.49)     0.00     (1.78)    (1.31)    (1.35)       0.00
Distributions From Net Realized Capital Gains.......     0.00     (4.98)   (27.36)   (14.07)   (20.57)       0.00
                                                     --------  --------  --------  --------  --------     -------
    Total Distributions.............................    (1.49)    (4.98)   (29.14)   (15.38)   (21.92)       0.00
                                                     --------  --------  --------  --------  --------     -------
Net Asset Value, End of Period...................... $ 156.51  $ 183.39  $ 198.49  $ 208.34  $ 179.98     $156.28
                                                     ========  ========  ========  ========  ========     =======
Total Return (%)....................................    (13.9)     (5.2)      9.4      24.4      33.5       (11.8)(b)
Ratio of Operating Expenses to Average Net Assets
 Before Expense Reductions (%)                           0.78      0.73      0.74      0.78      0.82        0.93 (c)
Ratio of Operating Expenses to Average Net Assets
 After Expense Reductions (%) (d)                        0.74      0.70        --        --        --        0.89 (c)
Ratio of Net Investment Income to Average Net
 Assets (%).........................................     0.60      0.61      0.94      0.80      0.91        0.61 (c)
Portfolio Turnover Rate (%).........................      154       138       115       100        93         154
Net Assets, End of Period (000)..................... $298,982  $388,127  $417,540  $281,557  $152,738     $ 1,527

--------
(a)  Commencement of operations.
(b)  Periods less than one year are not computed on an annualized basis.
(c)  Computed on an annualized basis.
(d) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                      Harris Oakmark Focused Value Series

                                                      Class A                        Class B       Class E
                                  -----------------------------------------------  ------------  ------------
                                              Year Ended December 31,              February 20,     May 1,
                                  -----------------------------------------------    2001(a)       2001(a)
                                                                                     through       through
                                                                                   December 31,  December 31,
                                    2001      2000     1999      1998      1997        2001          2001
                                  --------  -------- --------  --------  --------  ------------  ------------
Net Asset Value, Beginning of
 Period.......................... $ 146.67  $ 121.71 $ 122.85  $ 170.59  $ 157.88    $159.20       $164.26
                                  --------  -------- --------  --------  --------    -------       -------
Income From Investment
 Operations
Net Investment Income............     0.42      1.15     1.36      1.09      0.00       0.01          0.02
Net Realized and Unrealized Gain
 (Loss) on Investments...........    40.09     23.81    (0.97)   (11.41)    27.12      25.04         20.89
                                  --------  -------- --------  --------  --------    -------       -------
    Total From Investment
     Operations..................    40.51     24.96     0.39    (10.32)    27.12      25.05         20.91
                                  --------  -------- --------  --------  --------    -------       -------
Less Distributions
Distributions From Net
 Investment Income...............    (1.06)     0.00    (1.36)    (1.09)     0.00       0.00          0.00
Distributions in Excess of Net
 Investment Income...............     0.00      0.00    (0.17)     0.00      0.00       0.00          0.00
Distributions From Net Realized
 Capital Gains...................     0.00      0.00     0.00    (36.08)   (14.41)      0.00          0.00
Distributions in Excess of Net
 Realized Capital Gains..........     0.00      0.00     0.00     (0.25)     0.00       0.00          0.00
                                  --------  -------- --------  --------  --------    -------       -------
    Total Distributions..........    (1.06)     0.00    (1.53)   (37.42)   (14.41)      0.00          0.00
                                  --------  -------- --------  --------  --------    -------       -------
Net Asset Value, End of Period... $ 186.12  $ 146.67 $ 121.71  $ 122.85  $ 170.59    $184.25       $185.17
                                  ========  ======== ========  ========  ========    =======       =======
Total Return (%).................     27.8      20.5      0.3      (5.5)     17.4       15.7 (b)      12.7 (b)
Ratio of Operating Expenses to
 Average Net Assets Before
 Expense Reductions (%)..........     0.87      0.90     0.88      0.88      0.85       1.12 (c)      1.02 (c)
Ratio of Operating Expenses to
 Average Net Assets After
 Expense Reductions (%) (d)......     0.84        --       --        --        --       1.09 (c)      0.99 (c)
Ratio of Net Investment Income to
 Average Net Assets (%)..........     0.43      0.98     1.08      0.66     (0.16)      0.02 (c)      0.09 (c)
Portfolio Turnover Rate (%)......       28       143      119       171        49         28            28
Net Assets, End of Period (000).. $370,959  $139,518 $109,280  $112,997  $114,617    $24,082       $10,416
The Ratios of Operating Expenses
 to Average Net Assets without
 giving effect to the voluntary
 expense agreement would have
 been (%)........................       --      0.96       --      0.90      0.86         --            --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                        Loomis Sayles Small Cap Series

                                                              Class A                         Class E
                                         ------------------------------------------------  --------------
                                                                                           May 1, 2001(a)
                                                      Year Ended December 31,                 through
                                         ------------------------------------------------   December 31,
                                           2001      2000      1999      1998      1997         2001
                                         --------  --------  --------  --------  --------  --------------
Net Asset Value, Beginning of Period.... $ 210.41  $ 201.73  $ 153.52  $ 158.92  $ 144.29     $179.40
                                         --------  --------  --------  --------  --------     -------
Income From Investment Operations
Net Investment Income...................     0.34      0.42      0.51      1.24      1.22        0.07
Net Realized and Unrealized Gain (Loss)
 on Investments.........................   (19.28)    10.13     48.23     (4.01)    34.11       (2.44)
                                         --------  --------  --------  --------  --------     -------
    Total From Investment Operations....   (18.94)    10.55     48.74     (2.77)    35.33       (2.37)
                                         --------  --------  --------  --------  --------     -------
Less Distributions
Distributions From Net Investment Income    (0.53)    (0.01)    (0.53)    (1.24)    (1.21)       0.00
Distributions From Net Realized Capital
 Gains..................................   (12.67)    (1.86)     0.00     (1.32)   (19.49)       0.00
Distributions in Excess of Net Realized
 Capital Gains..........................    (1.02)     0.00      0.00     (0.07)     0.00        0.00
                                         --------  --------  --------  --------  --------     -------
    Total Distributions.................   (14.22)    (1.87)    (0.53)    (2.63)   (20.70)       0.00
                                         --------  --------  --------  --------  --------     -------
Net Asset Value, End of Period.......... $ 177.25  $ 210.41  $ 201.73  $ 153.52  $ 158.92     $177.03
                                         ========  ========  ========  ========  ========     =======
Total Return (%)........................     (8.8)      5.2      31.8      (1.7)     24.9        (1.3)(b)
Ratio of Operating Expenses to Average
 Net Assets Before Expense Reductions
 (%)....................................     1.00      0.96      1.00      1.00      1.00        1.15 (c)
Ratio of Operating Expenses to Average
 Net Assets After Expense Reductions
 (%) (d)................................     1.00      0.95        --        --        --        1.15 (c)
Ratio of Net Investment Income to
 Average Net Assets (%).................     0.18      0.22      0.34      0.88      0.97        0.27 (c)
Portfolio Turnover Rate (%).............      111       148       146       111        87         111
Net Assets, End of Period (000)......... $406,525  $486,439  $322,318  $238,589  $200,105     $ 2,142
The Ratios of Operating Expenses to
 Average Net Assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........     1.00      0.95      1.10      1.10      1.14        1.15

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                          MFS Investors Trust Series

                                                                                    Class A                  Class E
                                                                      -------------------------------     --------------
                                                                         Year Ended     April 30, 1999(a) May 1, 2001(a)
                                                                        December 31,         through         through
                                                                      ----------------    December 31,     December 31,
                                                                       2001     2000          1999             2001
                                                                      -------  -------  ----------------- --------------
Net Asset Value, Beginning of Period................................. $ 10.23  $ 10.26       $10.00           $ 9.56
                                                                      -------  -------       ------           ------
Income From Investment Operations
Net Investment Income................................................    0.05     0.04         0.02             0.01
Net Realized and Unrealized Gain (Loss) on Investments...............   (1.67)   (0.06)        0.26            (1.00)
                                                                      -------  -------       ------           ------
    Total From Investment Operations.................................   (1.62)   (0.02)        0.28            (0.99)
                                                                      -------  -------       ------           ------
Less Distributions
Distributions From Net Investment Income.............................   (0.04)   (0.01)       (0.02)            0.00
                                                                      -------  -------       ------           ------
    Total Distributions..............................................   (0.04)   (0.01)       (0.02)            0.00
                                                                      -------  -------       ------           ------
Net Asset Value, End of Period....................................... $  8.57  $ 10.23       $10.26           $ 8.57
                                                                      =======  =======       ======           ======
Total Return (%).....................................................   (15.9)    (0.2)         2.9 (b)        (10.4)(b)
Ratio of Operating Expenses to Average Net Assets (%)................    0.90     0.90         0.90 (c)         1.05 (c)
Ratio of Net Investment Income to Average Net Assets (%).............    0.58     0.51         0.45 (c)         0.26 (c)
Portfolio Turnover Rate (%)..........................................      86       68           60 (c)           86
Net Assets, End of Period (000)...................................... $24,506  $18,422       $6,841           $  730
The Ratios of Operating Expenses to Average Net Assets without giving
 effect to the voluntary expense agreement would have been (%).......    1.37     1.57         2.03 (c)         1.52 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                         MFS Research Managers Series

                                                                          Class A                  Class E
                                                            -------------------------------     --------------
                                                               Year Ended     April 30, 1999(a) May 1, 2001(a)
                                                              December 31,         through         through
                                                            ----------------    December 31,     December 31,
                                                             2001     2000          1999             2001
                                                            -------  -------  ----------------- --------------
Net Asset Value, Beginning of Period....................... $ 11.54  $ 11.98       $10.00           $10.52
                                                            -------  -------       ------           ------
Income From Investment Operations
Net Investment Income......................................    0.01     0.02         0.00             0.02
Net Realized and Unrealized Gain (Loss) on Investments.....   (2.42)   (0.45)        1.98            (1.53)
                                                            -------  -------       ------           ------
    Total From Investment Operations.......................   (2.41)   (0.43)        1.98            (1.51)
                                                            -------  -------       ------           ------
Less Distributions
Distributions From Net Investment Income...................    0.00    (0.01)        0.00             0.00
Distributions From Net Realized Capital Gains..............   (0.09)    0.00         0.00             0.00
                                                            -------  -------       ------           ------
    Total Distributions....................................   (0.09)   (0.01)        0.00             0.00
                                                            -------  -------       ------           ------
Net Asset Value, End of Period............................. $  9.04  $ 11.54       $11.98           $ 9.01
                                                            =======  =======       ======           ======
Total Return (%)...........................................   (21.0)    (3.6)        19.8 (b)        (14.4)(b)
Ratio of Operating Expenses to Average Net Assets Before
 Expense Reductions (%)....................................    0.90     0.90         0.90 (c)         1.05 (c)
Ratio of Operating Expenses to Average Net Assets After
 Expense Reductions (%)(d).................................    0.90     0.90           --             1.05 (c)
Ratio of Net Investment Income to Average Net Assets (%)...    0.14     0.09        (0.06)(c)         0.08 (c)
Portfolio Turnover Rate (%)................................      98       83           84 (c)           98
Net Assets, End of Period (000)............................ $42,191  $53,910       $6,872           $  377
The Ratios of Operating Expenses to Average Net Assets
 without giving effect to the voluntary expense agreement
 would have been (%).......................................    1.06     1.25         2.03 (c)         1.21 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                            NEW ENGLAND ZENITH FUND
               501 Boylston Street, Boston, Massachusetts 02116
                                (800) 356-5015

Statement of Additional Information (SAI)

The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund's annual and semi-annual reports to shareholders contain additional information about each Series. The Fund's annual report discusses the market conditions and investment strategies that significantly affected each Series' performance during its last fiscal year. The financial statements in the Fund's most recent annual report to shareholders are incorporated by reference into this prospectus.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Series, or make shareholder inquiries by calling toll free
(800) 356-5015.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

New England Zenith Fund's Investment Company Act file number is 811-3728.

                            NEW ENGLAND ZENITH FUND

                                    Class A
                                    Class B
                                    Class E

    FIXED-INCOME SERIES                      EQUITY SERIES

    State Street Research Bond Income Series Davis Venture Value Series
                                             Loomis Sayles Small Cap Series

This prospectus is designed to help you decide whether to invest in the Fund and which Series best match your investment objectives. The prospectus is divided into three Sections:

   I   A brief overview of the structure of the Fund and the Series.

   II Information about each Series, including investment objectives, investment strategies and risks.

   III Other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                  MAY 1, 2002

                               TABLE OF CONTENTS

Section I--Overview of New England Zenith Fund.......................  3
Section II--Information about each Series............................  5
Section III--Other Information about the Fund........................ 23
Financial Highlights................................................. 26

                         Information about each Series
                         -----------------------------
State Street Research Bond Income Series.............................  6
Davis Venture Value Series........................................... 13
Loomis Sayles Small Cap Series....................................... 17

                Section I--Overview of New England Zenith Fund

Organization

The Fund is a mutual fund, consisting of seventeen separate investment portfolios, which offers Class A, Class B and Class E shares. Three of these portfolios (the "Series") are offered through this prospectus. MetLife Advisers, LLC ("MetLife Advisers") is the investment adviser to all the Series. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for the Series. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Trustees of the Fund relating to hiring and replacing subadvisers.

Each Series is a "diversified" fund.

Investors

Fund shares are offered only to separate accounts established by New England Life Insurance Company ("New England Financial"), Metropolitan Life Insurance Company ("Metropolitan Life"), MetLife Investors USA Insurance Company ("MetLife Investors"), General American Life Insurance Company ("General American") or other insurance companies affiliated with any of these insurance companies (the "Separate Accounts") and to certain eligible qualified retirement plans ("Qualified Plans"). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The Fund will offer shares directly to Qualified Plans through a separate prospectus. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts, or Qualified Plans that an investor in the Fund may pay under insurance or annuity contracts.

Types of Investments

Each Series invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income.

  Equity Securities

Equity securities include common stocks, preferred stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the "issuer" of the stock. Stocks often pay a dividend.

Investment advisers often characterize stocks as "growth stocks" or "value stocks." Generally, an investment adviser considers a stock to be a growth stock if it expects the company's earnings to grow more



A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.



A dividend is a payment made by a company to a shareholder that typically is based on the company's performance. A dividend may be paid as cash or additional securities.

rapidly than earnings of other companies. An investment adviser using a "growth" style of investing will be more likely than an adviser using a "value" style to buy a stock which is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as it would have otherwise, if the market does not agree with the subadviser's view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or "total return," of the Series that invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Each type of stock, such as stocks in different market capitalization categories, including "small cap," "mid cap," and "large cap," and in different investment style categories, such as value or growth, tend to go through cycles of performing better or worse than the stock market in general. These periods in the past have lasted for as long as several years.

  Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the maturity date, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Series invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or "yields." Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.




The maturity date is the date on which a fixed-income security "matures." This is the date on which the borrower must pay back the borrowed amount, which is known as the principal.

                   Section II--Information about each Series

This Section discusses the principal investment strategies and risks of investing in each Series. However, each Series may invest in securities and engage in certain investment practices not discussed below. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the back cover of the Prospectus to receive a free copy of the SAI.

Investment Objectives

The investment objective of each Series may be changed without shareholder approval.

Temporary Defensive Positions

Each Series intends normally to remain fully invested in its respective type of investments. However, for temporary defensive purposes in response to market, economic, political or other conditions, each Series reserves the right to hold all or a substantial portion of its assets in cash or fixed-income investments. The types of securities in which a Series may invest include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. No estimate can be made as to when or for how long a Series may employ a defensive strategy. Although a defensive strategy may help insulate a Series from a downturn in securities markets, it could prevent the Series from capturing the gains it would otherwise achieve if the Series did not employ a defensive strategy. The use of a defensive strategy may prevent a Series from achieving its investment objective.

Portfolio Turnover

Each Series may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Series may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

Investment Percentage Requirements and Capitalization

State Street Research Bond Income Series and Loomis Sayles Small Cap Series have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types of investments or to certain ranges of market capitalization. These percentage requirements and capitalization ranges apply at the time an investment is made. A change in the value of an investment after it is acquired does not create a violation of these policies or ranges.




Repurchase agreements are agreements under which a Series purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Series at a later date. Repurchase agreements allow a Series to earn a return on available cash at relatively low credit risk.

                   State Street Research Bond Income Series

Investment Objective

The investment objective of the State Street Research Bond Income Series ("Bond Income") is a competitive total return primarily from investing in fixed-income securities.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Series, invests, under normal circumstances, at least 80% of Bond Income's assets in fixed-income securities. You will receive 60 days prior notice if this 80% minimum is going to change. The Series may invest in investment grade fixed-income securities, obligations of the U.S. Treasury or any U.S. government agency, mortgage-backed and asset-backed securities, corporate debt securities of U.S. and foreign issuers, and cash equivalents. The Series may also invest in securities through Rule 144A and other private placement transactions.

Bond Income may also invest up to 30% of its total assets in a combination of
(i) non-U.S. dollar-denominated securities (not exceeding 20% of the Series' total assets); (ii) lower quality, high yield securities (not exceeding 20% of the Series total assets) and (iii) securities of issuers located in developing or emerging market countries (not exceeding 10% of the Series' total assets). (Securities purchased by the Series within the 10% limit in clause (iii) will not be counted toward the limits in clauses (i) or (ii), but will be counted toward the overall 30% limit.)

In addition to bonds, Bond Income's high yield securities may include convertible bonds, convertible preferred stocks, and warrants and other securities attached to bonds or other fixed- income securities.

The Series may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Series or to adjust the Series' duration.



Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as ''investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

A futures contract is an obligation to buy or sell an asset on a specified future date or an obligation to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

The Series may also invest in payment-in-kind securities, structured securities, when-issued securities, and zero coupon bonds.

  Investment Selection

State Street Research establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. State Street Research also allocates the Series' investments among bond market sectors (such as U.S. Treasury securities, U.S. government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. State Street Research also decides how the Series' portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, State Street Research relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

Although Bond Income does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of its foreign currency exposure.

State Street Research monitors and adjusts the Series' investments to try to maintain a duration generally within 1 1/2 years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2001, the duration of this index was
4.54 years.

Principal Investment Risks

Investing in Bond Income involves risks. Bond Income may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Bond Income include:

   . A general decline in U.S. or foreign fixed-income security markets.

   . Poor performance of individual fixed-income securities held by Bond
     Income, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.



A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Series' duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets. Bond Income may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts or futures contracts, to manage these risks. Although State Street Research does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of the Series' foreign currency exposure. However, State Street Research cannot assure that these techniques will be effective.

  Other Risks

Rule 144A and other Private Placement Securities. The Series may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Series may not, however, purchase any security if, as a result, more than 15% of the Series' net assets would be invested in securities considered to be illiquid by State Street Research.

Payment-in-Kind (PIK) Securities. The Series may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

Structured Securities. The Series may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities. The Series may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Zero (or Step) Coupons. The Series may invest in zero coupon securities. A zero coupon security is a debt security that is



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Series and the Series is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Series to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Warrants. The Series may invest in warrants and other equity securities attached to high yield bonds and other fixed-income securities. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities, but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Asset-backed Securities. The Series may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Convertible Securities. The Series may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying equity security.

New Securities. The Series may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Series' objective and strategies.

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of Bond Income for the last ten full calendar years. The table following the bar chart compares the average annual total returns of Bond Income to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Bond Income's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to Bond Income. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research.
                                    [CHART]


1992         8.2%
1993        12.6
1994        (3.4)
1995        21.2
1996         4.6
1997        10.9
1998         9.0
1999        (0.5)
2000         8.1
2001         8.8

During the period shown above, the highest quarterly return was 7.65% for the second quarter of 1995, and the lowest quarterly return was -3.05% for the first quarter of 1994. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31


                                                 Past One Year Past Five Years Past Ten Years
                                                 ------------- --------------- --------------
Class A.........................................     8.82%          7.21%          7.77%
Class B*........................................     8.57%          6.96%          7.52%
Class E**.......................................       N/A            N/A            N/A
Lehman Brothers Intermediate
  Government/Credit Index.......................     8.96%          7.10%          6.81%
Lehman Brothers Aggregate Bond Index***.........     8.44%          7.43%          7.23%
Lipper Variable Products Intermediate Investment
  Grade Debt Fund Average.......................     8.24%          6.61%          6.77%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Class E shares of Bond Income are being offered for the first time through this prospectus.
*** In the future, the Series' performance will be compared to the Lehman
    Brothers Aggregate Bond Index, instead of the Lehman Brothers Government/Credit Index. The Aggregate Bond Index more accurately describes the universe of securities in which the Series currently invests.

Portfolio Management

As of December 31, 2001, State Street Research managed approximately $46 billion in assets. State Street Research, an affiliate of MetLife, is located at One Financial Center, Boston, Massachusetts 02111.

State Street Research's Fixed Income Team is responsible for managing the portfolio and for making decisions with regard to duration targets, to yield curve positioning, and to weightings of sectors and types of securities.

Bond Income pays MetLife Advisers an investment advisory fee at the annual rate of 0.40% for the first $1 billion of the Series' average daily net assets, 0.35% for the next $1 billion, 0.30% for the next $1 billion and 0.25% for amounts over $3 billion. For the year ended December 31, 2001, Bond Income paid MetLife Advisers an investment advisory fee of 0.40% of the Series' average daily net assets.

                          Davis Venture Value Series

Investment Objective

The investment objective of the Davis Venture Value Series ("Venture Value") is growth of capital.

Principal Investment Strategies

Davis Selected Advisers, L.P. ("Davis Selected"), subadviser to the Series, invests, under normal circumstances, the majority of Venture Value's assets primarily in equity securities of companies with market capitalizations of at least $10 billion. Davis Selected searches for companies that it believes are of high quality and whose stocks are selling at attractive prices with the intention of holding them for the long term. Davis Selected believes that managing risk is the key to delivering superior long-term investment results; therefore, it considers how much could potentially be lost on an investment before considering how much might be gained.

  Stock Selection

Davis Selected has developed a list of ten characteristics that it believes allow companies to sustain long-term growth and minimize risks to enhance their potential for superior long-term returns. Although few companies exhibit all ten characteristics, Davis Selected searches for companies that possess:

   . Excellent management.

   . Managers who own stock in their own company.

   . Strong returns on investments of an issuer's capital.

   . A lean expense structure.

   . A dominant or growing market share in a growing market.

   . A proven record as an acquirer.

   . A strong balance sheet.

   . Products or services that are not likely to become obsolete.

   . Successful international operations.

   . Innovation in all aspects of operations.

Davis Selected does not have particular allocation strategies, and emphasizes individual stock selection rather than industry sectors. Davis Selected relies heavily on its evaluation of the management of potential investments, and will ordinarily visit the managers at their place of business to gain insight into the relative value of different companies.

Principal Investment Risks

Investing in Venture Value involves risks. Venture Value may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Venture Value include:

   . A general decline in the U.S. stock market.

   . Poor performance of individual stocks held by Venture Value, of large capitalization stocks, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Venture Value for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Venture Value to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Venture Value's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay.

                                    [CHART]


1995   1996   1997   1998   1999   2000   2001
-----  -----  -----  -----  -----  ----  -------
39.3%  25.8%  33.5%  14.4%  17.5%  9.5%  (11.1)%

During the period shown above, the highest quarterly return was 21.20% for the fourth quarter of 1998, and the lowest quarterly return was -14.47% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                Past       Past      Life of the Series
                                              One Year  Five Years   (October 31, 1994)
                                              --------- ---------- -----------------------
Class A......................................   -11.13%    11.80%                   16.32%
Class B*.....................................       N/A       N/A                      N/A
Class E**....................................   -11.28%    11.65%                   16.17%
S&P 500 Index................................   -11.88%    10.70%                   15.15%
Lipper Variable Products Large-Cap Value Fund                      Data only available for
  Average....................................    -5.98%     8.94%  full one-year periods

--------
* Class B shares of Venture Value are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Portfolio Management

As of December 31, 2001, Davis Selected, together with its affiliated institutional asset management companies, managed approximately $41.8 billion in assets. Davis Selected's address is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Davis Selected may delegate to Davis Selected Advisers-NY, Inc. any of its responsibilities related to Venture Value. Davis Selected Advisers-NY, Inc. is a wholly-owned subsidiary of Davis Selected and is located at 609 Fifth Avenue, New York, New York 10017.

Christopher C. Davis and Kenneth C. Feinberg are the co-portfolio managers of Venture Value. Christopher Davis has been the portfolio manager for Venture Value and other equity funds managed by Davis Selected since February 1997. Christopher Davis was co-portfolio manager of Venture Value with Shelby M.C. Davis from October 1995 until February 1997. Prior to co-managing Venture Value's portfolio, Christopher Davis worked as Shelby Davis' assistant portfolio manager and research analyst. Mr. Feinberg has co-managed other equity funds for Davis Selected since May 1998 and became co-portfolio manager of Venture Value in April 1999. Mr. Feinberg was a research analyst at Davis Selected from December 1994 until May 1998, and before that he was an Assistant Vice President of Investor Relations for Continental Corp.

As Senior Research Adviser, Shelby Davis provides investment themes and strategies to, and helps select individual stocks for, Venture Value.

Venture Value pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Series' average daily net assets and 0.70% for amounts over $1 billion. For the year ended December 31, 2001, Venture Value paid MetLife Advisers 0.75% of the Series' average daily net assets in investment advisory fees.

                        Loomis Sayles Small Cap Series

Investment Objective

The investment objective of the Loomis Sayles Small Cap Series ("Small Cap") is long-term capital growth from investments in common stocks or other equity securities.

Principal Investment Strategies

Loomis, Sayles & Company, L.P. ("Loomis Sayles"), subadviser to the Series, will, under normal circumstances, invest at least 80% of Small Cap's assets in equity securities of companies with market capitalizations that fall, at the time of purchase, within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. You will receive 60 days prior notice if this 80% minimum is going to change. The Series may invest the rest of its assets in larger companies. Loomis Sayles may invest up to 20% of Small Cap's assets in securities of foreign issuers, including emerging markets securities. Small Cap invests in both value and growth stocks. Loomis Sayles typically does not consider current income when making buy/sell decisions.

  Stock Selection

Loomis Sayles begins with a universe of approximately 2,000 of the smallest U.S. companies that generally fall within the market capitalization range of the Russell 2000 Index.

Value Stocks. Loomis Sayles may invest in stocks of companies which it believes are undervalued by the market in relation to earnings, dividends, assets and growth prospects. Small Cap may also invest in companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Growth Stocks. When investing in growth stocks, Loomis Sayles seeks companies that have distinctive products, technologies, or services; dynamic earnings growth; prospects for a high level of profitability; and solid management.

Principal Investment Risks

Investing in Small Cap involves risks. Small Cap may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Small Cap include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by Small Cap.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of small capitalization issuers relative to the performance of issuers with larger capitalizations.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Small Cap may not perform as well as a fund which invests in only value or growth stocks.

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks.

Real Estate Investment Trusts (REITs). One category of equity securities in which Small Cap invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to credit risk and market risk, although equity REITs are also subject to market risk.

Rule 144A Securities. The Series may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. A Rule 144A security is treated as illiquid unless Loomis Sayles determines, under guidelines established by the Fund's trustees, that it is liquid.

Mutual Funds and Exchange Traded Funds. The Series may invest in mutual funds and exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are similar to mutual funds in that they are pools of securities. Since the value of a mutual fund or ETF is based on the value of the individual securities it holds, the value of a Series' investment in the mutual fund or ETF will fall if the value of the underlying securities declines. The Series will bear its proportionate share of the mutual fund's or ETF's fees and expenses.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Loomis Sayles may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Loomis Sayles cannot assure that these techniques will be effective.

  Emerging Markets

Small Cap may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Series may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Series could




A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Series might not be able to close out futures transactions without incurring substantial losses.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Small Cap for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Small Cap to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Small Cap's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay.
                                    [CHART]


1995   1996   1997    1998   1999   2000   2001
-----  -----  -----  ------  -----  ----  ------
28.9%  30.7%  24.9%  (1.7)%  31.8%  5.2%  (8.8)%

During the period shown above, the highest quarterly return was 29.19% for the fourth quarter of 1999, and the lowest quarterly return was -20.48% for the third quarter of 2001. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                        Life of the Series
                                        Past One Year Past Five Years     (May 2, 1994)
                                        ------------- --------------- -----------------------
Class A................................    -8.81%          9.19%                       12.86%
Class B*...............................       N/A            N/A                          N/A
Class E**..............................    -8.96%          9.04%                       12.71%
Russell 2000 Index.....................     2.49%          7.52%                       10.54%
Lipper Variable Products Small-Cap Core                               Data only available for
  Fund Average.........................     2.85%         10.09%      full one-year periods

--------
* Class B shares of Small Cap are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Portfolio Management

Loomis Sayles has been in the investment management business since 1926. As of December 31, 2001, Loomis Sayles managed approximately $64.6 billion in assets. Loomis Sayles' address is One Financial Center, Boston, Massachusetts 02110.

Christopher R. Ely and Joseph R. Gatz are the lead Portfolio Managers of Small Cap. The other Portfolio Managers are Philip C. Fine, David L. Smith, and Daniel G. Thelen.

Mr. Gatz, a Vice President of Loomis Sayles, joined Loomis Sayles as a Portfolio Manager in 1999 and has co-managed the Series since January 2000. From 1993 until he joined Loomis Sayles, Mr. Gatz was a Portfolio Manager at Banc One Investment Advisers Corporation and certain of its corporate predecessors. Messrs. Ely, Fine and Smith, each a Vice President of Loomis Sayles, have co-managed the Series since April 1999. Mr. Thelen, a Vice President of Loomis Sayles, has co-managed the Series since April 2000. Messrs. Ely, Fine, Smith and Thelen have been employed by Loomis Sayles for over 5 years.

Small Cap pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Series' average daily net assets and 0.85% for amounts over $500 million. For the year ended December 31, 2001, Small Cap paid MetLife Advisers an investment advisory fee of 0.90% of the Series' average daily net assets.

                 Section III--Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Series pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Series and MetLife Advisers pays each subadviser's fees. MetLife Advisers is responsible for overseeing the subadvisers and for hiring and replacing subadvisers, subject to approval by the Board of Trustees of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund.

Adviser/Subadviser Relationship

The Fund has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Trustees must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits the Fund to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Trustees. The Fund will notify shareholders of any subadviser changes and any other event of which notification is required under the order.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted a Distribution and Services Plan under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B shares and Class E shares (the "12b-1 Plan"). The Fund has entered into a Distribution Agreement with New England Securities Corporation as distributor (the "Distributor"). Under the Distribution Agreement, the Class B shares and Class E shares of the Fund each pay a service fee, accrued daily and paid monthly. The Distributor uses the service fees to compensate certain other parties for providing personal and account maintenance services relating to the Class B shares and Class E shares of a Series. These other parties may include the insurance companies (or their affiliates) that have established the Separate Accounts and other broker-dealers and financial intermediaries. The Distribution Agreement provides for an annual service fee equal to 0.25% of the average daily net assets of the Class B shares of each Series and an annual service fee equal to 0.15% of the average daily net assets of the Class E shares of each Series. These fees will increase the cost of investing over time. Under the 12b-1 Plan, the Trustees are authorized, without a shareholder vote, to increase the service fee payable by any class of a Series to 0.25%, and to implement a separate distribution fee for any class of a Series of up to 0.25% of the average daily net assets of such class.

Share Valuation and Pricing

  Net Asset Value

Each Series determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or the Qualified Plan. The net asset value per share for each Series is calculated by dividing the Series' net assets by its number of outstanding shares.

  Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by a Series are valued at amortized cost. Other portfolio securities of each Series normally are valued at market value. If no current market value is readily available for a portfolio security, the Fund's Board of Trustees is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to MetLife Advisers or the subadvisers of the Series.

Dividends and Capital Gain Distributions

Currently, each Series annually pays as dividends substantially all net investment income (including any short-term capital gains). Each Series also annually distributes all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Series may pay dividends from net investment income more or less often if the Fund's Board of Trustees deems it appropriate and if such change would not cause such Series to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Series to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Series must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Series so elects) of such year.

Dividends and distributions of each Series are automatically reinvested in additional shares of that Series.

Taxes

Each Series is a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code. So long as a Series distributes all of its net investment income and net capital gains to its shareholders, the Series itself does not pay any federal income tax. Although each Series intends to operate so that it will have no federal income tax liability on income and gains it distributes to the separate accounts, if any such liability is incurred, the investment performance of such Series will be adversely affected. In addition, Series investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Series. In addition, a Series' investment in foreign securities or foreign currencies may increase or accelerate such Series' recognition of ordinary income and may affect the timing or amount of the Series' distributions.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Series in which such accounts invest, must meet certain diversification requirements. Each Series intends to comply with these requirements. If a Series does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

A Series' investments in certain debt obligations may cause the Series to recognize taxable income in excess of the cash generated by such obligations. Thus, the Series could be required at times to liquidate other investments in order to satisfy its distribution requirements.

                             Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2001) of each Series for the past 5 years. Certain information reflects financial results for a single share of the respective class and Series. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report for 2001, along with the Fund's financial statements, are included in the annual report which is available upon request.

                   State Street Research Bond Income Series

                                                               Class A                         Class B
                                           -----------------------------------------------  --------------
                                                                                            May 1, 2001(a)
                                                       Year Ended December 31,                 through
                                           -----------------------------------------------   December 31,
                                             2001      2000     1999      1998      1997         2001
                                           --------  -------- --------  --------  --------  --------------
Net Asset Value, Beginning of Period...... $ 109.66  $ 101.40 $ 109.89  $ 108.52  $ 105.63     $103.37
                                           --------  -------- --------  --------  --------     -------
Income From Investment Operations
Net Investment Income.....................     5.92      7.82     7.67      6.76      7.43        0.84
Net Realized and Unrealized Gain (Loss) on
 Investments..............................     3.20      0.44    (8.18)     3.00      4.05        4.49
                                           --------  -------- --------  --------  --------     -------
    Total From Investment Operations......     9.12      8.26    (0.51)     9.76     11.48        5.33
                                           --------  -------- --------  --------  --------     -------
Less Distributions
Distributions From Net Investment Income..    (9.45)     0.00    (7.72)    (6.64)    (7.51)       0.00
Distributions From Net Realized Capital
 Gains....................................     0.00      0.00    (0.16)    (1.75)    (1.08)       0.00
Distributions in Excess of Net Realized
 Capital Gains............................     0.00      0.00    (0.10)     0.00      0.00        0.00
                                           --------  -------- --------  --------  --------     -------
    Total Distributions...................    (9.45)     0.00    (7.98)    (8.39)    (8.59)       0.00
                                           --------  -------- --------  --------  --------     -------
Net Asset Value, End of Period............ $ 109.33  $ 109.66 $ 101.40  $ 109.89  $ 108.52     $108.70
                                           ========  ======== ========  ========  ========     =======
Total Return (%)..........................      8.8       8.1     (0.5)      9.0      10.9         5.2 (b)
Ratio of Operating Expenses to Average Net
 Assets (%)...............................     0.49      0.47     0.48      0.48      0.52        0.74 (c)
Ratio of Net Investment Income to Average
 Net Assets (%)...........................     5.99      7.37     7.12      6.66      6.97        5.07 (c)
Portfolio Turnover Rate (%)...............      271        81       77        82        40         271
Net Assets, End of Period (000)........... $349,417  $283,140 $283,856  $267,791  $202,888     $ 7,931

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                          Davis Venture Value Series

                                                                Class A                        Class E
                                            -----------------------------------------------  ------------
                                                                                             February 20,
                                                                                               2001(a)
                                                        Year Ended December 31,                through
                                            -----------------------------------------------  December 31,
                                              2001      2000     1999      1998      1997        2001
                                            --------  -------- --------  --------  --------  ------------
Net Asset Value, Beginning of Period....... $  29.20  $  26.67 $  23.15  $  20.80  $  16.09    $ 25.29
                                            --------  -------- --------  --------  --------    -------
Income From Investment Operations
Net Investment Income......................     0.12      0.16     0.12      0.16      0.18       0.02
Net Realized and Unrealized Gain (Loss) on
 Investments...............................    (3.07)     2.37     3.93      2.84      5.20      (1.96)
                                            --------  -------- --------  --------  --------    -------
    Total From Investment Operations.......    (2.95)     2.53     4.05      3.00      5.38      (1.94)
                                            --------  -------- --------  --------  --------    -------
Less Distributions
Distributions From Net Investment Income...    (0.15)     0.00    (0.12)    (0.16)    (0.14)      0.00
Distributions From Net Realized Capital
 Gains.....................................    (2.71)     0.00    (0.32)    (0.49)    (0.53)      0.00
Distributions in Excess of Net Realized
 Capital Gains.............................     0.00      0.00    (0.09)     0.00      0.00       0.00
                                            --------  -------- --------  --------  --------    -------
    Total Distributions....................    (2.86)     0.00    (0.53)    (0.65)    (0.67)      0.00
                                            --------  -------- --------  --------  --------    -------
Net Asset Value, End of Period............. $  23.39  $  29.20 $  26.67  $  23.15  $  20.80    $ 23.35
                                            ========  ======== ========  ========  ========    =======
Total Return (%)...........................    (11.1)      9.5     17.5      14.4      33.5       (7.7)(b)
Ratio of Operating Expenses to Average Net
 Assets Before Expense Reductions (%)......     0.83      0.79     0.81      0.83      0.90       0.98 (c)
Ratio of Operating Expenses to Average Net
 Assets After Expense Reductions (%) (d)...     0.82      0.79       --        --        --       0.97 (c)
Ratio of Net Investment Income to Average
 Net Assets (%)............................     0.55      0.62     0.55      0.82      0.94       0.47 (c)
Portfolio Turnover Rate (%)................       21        25       22        25        17         21
Net Assets, End of Period (000)............ $878,630  $925,265 $655,599  $440,351  $280,448    $42,132
The Ratios of Operating Expenses to Average
 Net Assets without giving effect to the
 voluntary expense agreement would have
 been (%)..................................       --        --       --        --      0.90         --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                        Loomis Sayles Small Cap Series

                                                              Class A                         Class E
                                         ------------------------------------------------  --------------
                                                                                           May 1, 2001(a)
                                                      Year Ended December 31,                 through
                                         ------------------------------------------------   December 31,
                                           2001      2000      1999      1998      1997         2001
                                         --------  --------  --------  --------  --------  --------------
Net Asset Value, Beginning of Period.... $ 210.41  $ 201.73  $ 153.52  $ 158.92  $ 144.29     $179.40
                                         --------  --------  --------  --------  --------     -------
Income From Investment Operations
Net Investment Income...................     0.34      0.42      0.51      1.24      1.22        0.07
Net Realized and Unrealized Gain (Loss)
 on Investments.........................   (19.28)    10.13     48.23     (4.01)    34.11       (2.44)
                                         --------  --------  --------  --------  --------     -------
    Total From Investment Operations....   (18.94)    10.55     48.74     (2.77)    35.33       (2.37)
                                         --------  --------  --------  --------  --------     -------
Less Distributions
Distributions From Net Investment Income    (0.53)    (0.01)    (0.53)    (1.24)    (1.21)       0.00
Distributions From Net Realized Capital
 Gains..................................   (12.67)    (1.86)     0.00     (1.32)   (19.49)       0.00
Distributions in Excess of Net Realized
 Capital Gains..........................    (1.02)     0.00      0.00     (0.07)     0.00        0.00
                                         --------  --------  --------  --------  --------     -------
    Total Distributions.................   (14.22)    (1.87)    (0.53)    (2.63)   (20.70)       0.00
                                         --------  --------  --------  --------  --------     -------
Net Asset Value, End of Period.......... $ 177.25  $ 210.41  $ 201.73  $ 153.52  $ 158.92     $177.03
                                         ========  ========  ========  ========  ========     =======
Total Return (%)........................     (8.8)      5.2      31.8      (1.7)     24.9        (1.3)(b)
Ratio of Operating Expenses to Average
 Net Assets Before Expense Reductions
 (%)....................................     1.00      0.96      1.00      1.00      1.00        1.15 (c)
Ratio of Operating Expenses to Average
 Net Assets After Expense Reductions
 (%) (d)................................     1.00      0.95        --        --        --        1.15 (c)
Ratio of Net Investment Income to
 Average Net Assets (%).................     0.18      0.22      0.34      0.88      0.97        0.27 (c)
Portfolio Turnover Rate (%).............      111       148       146       111        87         111
Net Assets, End of Period (000)......... $406,525  $486,439  $322,318  $238,589  $200,105     $ 2,142
The Ratios of Operating Expenses to
 Average Net Assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........     1.00      0.95      1.10      1.10      1.14        1.15

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                            NEW ENGLAND ZENITH FUND
               501 Boylston Street, Boston, Massachusetts 02116
                                (800) 356-5015

Statement of Additional Information (SAI)

The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund's annual and semi-annual reports to shareholders contain additional information about each Series. The Fund's annual report discusses the market conditions and investment strategies that significantly affected each Series' performance during its last fiscal year. The financial statements in the Fund's most recent annual report to shareholders are incorporated by reference into this prospectus.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Series, or make shareholder inquiries by calling toll free
(800) 356-5015.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

New England Zenith Fund's Investment Company Act file number is 811-3728.

                            NEW ENGLAND ZENITH FUND

                                    Class A
                                    Class B
                                    Class E

MONEY MARKET SERIES                       EQUITY SERIES

State Street Research Money Market Series Alger Equity Growth Series
                                          Davis Venture Value Series
FIXED-INCOME SERIES                       FI Structured Equity Series (formerly
                                            Westpeak Growth and Income Series)
State Street Research Bond Income Series  Loomis Sayles Small Cap Series
                                          MFS Investors Trust Series
                                          MFS Research Managers Series

This prospectus is designed to help you decide whether to invest in the Fund and which Series best match your investment objectives. The prospectus is divided into three Sections:

   I   A brief overview of the structure of the Fund and the Series.

   II Information about each Series, including investment objectives, investment strategies and risks.

   III Other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                  MAY 1, 2002

                               TABLE OF CONTENTS

Section I--Overview of New England Zenith Fund.......................  3
Section II--Information about each Series............................  5
Section III--Other Information about the Fund........................ 41
Financial Highlights................................................. 44

                         Information about each Series
                         -----------------------------
State Street Research Money Market Series............................  6
State Street Research Bond Income Series.............................  9
Alger Equity Growth Series........................................... 16
Davis Venture Value Series........................................... 18
FI Structured Equity Series.......................................... 22
Loomis Sayles Small Cap Series....................................... 27
MFS Investors Trust Series........................................... 33
MFS Research Managers Series......................................... 37

                Section I--Overview of New England Zenith Fund

Organization

The Fund is a mutual fund, consisting of seventeen separate investment portfolios, which offers Class A, Class B and Class E shares. Eight of these portfolios (the "Series") are offered through this prospectus. MetLife Advisers, LLC ("MetLife Advisers") is the investment adviser to all the Series. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for the Series. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Trustees of the Fund relating to hiring and replacing subadvisers.

Each Series is a "diversified" fund.

Investors

Fund shares are offered only to separate accounts established by New England Life Insurance Company ("New England Financial"), Metropolitan Life Insurance Company ("Metropolitan Life"), MetLife Investors USA Insurance Company ("MetLife Investors"), General American Life Insurance Company ("General American") or other insurance companies affiliated with any of these insurance companies (the "Separate Accounts") and to certain eligible qualified retirement plans ("Qualified Plans"). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The Fund will offer shares directly to Qualified Plans through a separate prospectus. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts, or Qualified Plans that an investor in the Fund may pay under insurance or annuity contracts.

Types of Investments

Each Series invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income.

  Equity Securities

Equity securities include common stocks, preferred stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the "issuer" of the stock. Stocks often pay a dividend.

Investment advisers often characterize stocks as "growth stocks" or "value stocks." Generally, an investment adviser considers a stock to be a growth stock if it expects the company's earnings to grow more rapidly than earnings of other companies. An investment adviser using a "growth" style of investing will be more likely than an



A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.

A dividend is a payment made by a company to a shareholder that typically is based on the company's performance. A dividend may be paid as cash or additional securities.

adviser using a "value" style to buy a stock which is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as it would have otherwise, if the market does not agree with the subadviser's view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or "total return," of the Series that invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Each type of stock, such as stocks in different market capitalization categories, including "small cap," "mid cap," and "large cap," and in different investment style categories, such as value or growth, tend to go through cycles of performing better or worse than the stock market in general. These periods in the past have lasted for as long as several years.

  Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the maturity date, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Series invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or "yields." Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.





The maturity date is the date on which a fixed-income security "matures." This is the date on which the borrower must pay back the borrowed amount, which is known as the principal.

                   Section II--Information about each Series

This Section discusses the principal investment strategies and risks of investing in each Series. However, each Series may invest in securities and engage in certain investment practices not discussed below. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the back cover of the Prospectus to receive a free copy of the SAI.

Investment Objectives

The investment objective of each Series may be changed without shareholder approval.

Temporary Defensive Positions

Each Series intends normally to remain fully invested in its respective type of investments. However, for temporary defensive purposes in response to market, economic, political or other conditions, each Series, other than the State Street Research Money Market Series, reserves the right to hold all or a substantial portion of its assets in cash or fixed-income investments. The types of securities in which a Series may invest include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. The FI Structured Equity Series may also invest without limitation in preferred stocks and investment grade debt instruments for temporary defensive purposes. No estimate can be made as to when or for how long a Series may employ a defensive strategy. Although a defensive strategy may help insulate a Series from a downturn in securities markets, it could prevent the Series from capturing the gains it would otherwise achieve if the Series did not employ a defensive strategy. The use of a defensive strategy may prevent a Series from achieving its investment objective.

Portfolio Turnover

Each Series may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Series may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

Investment Percentage Requirements and Capitalization

Several of the Series have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types of investments or to certain ranges of market capitalization. These percentage requirements and capitalization ranges apply at the time an investment is made. A change in the value of an investment after it is acquired does not create a violation of these policies or ranges.



Repurchase agreements are agreements under which a Series purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Series at a later date. Repurchase agreements allow a Series to earn a return on available cash at relatively low credit risk.

                   State Street Research Money Market Series

Investment Objective

The investment objective of the State Street Research Money Market Series ("Money Market") is a high level of current income consistent with preservation of capital.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Series, invests Money Market's assets in a managed portfolio of money market instruments. The Series may invest in the highest quality, short-term money market instruments or in U.S. government securities. The Series may invest in commercial paper and asset-backed securities, including those issued in Rule 144A and other private placement transactions. The Series also may invest in U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Series may invest all of its assets in any one type of security.

  Investment Selection

Money Market invests in short-term U.S. Government securities and corporate and asset-backed securities rated in the highest rating category by any two of Standard & Poor's, Moody's, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). U.S. Government securities include securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. Money Market may also invest in unrated securities, if they are determined by State Street Research to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker's acceptances and master demand notes.

The dollar-weighted average portfolio maturity of the Series may not exceed 90 days.

Principal Investment Risks

An investment in Money Market is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although Money Market seeks to preserve the value of your investment at $100.00 per share, it is possible to lose money by investing in Money Market.

Factors that could harm the investment performance of Money Market include:

   . A general decline in U.S. or foreign fixed-income security markets.



A money market fund is a type of mutual fund that only invests in certain types of high quality securities with short maturities. These securities are sometimes referred to as money market instruments.

Commercial paper is a kind of money market instrument issued to raise money for short-term purposes. Commercial paper may be issued by corporations to raise cash for their short-term, day-to-day, operational needs. Asset-backed commercial paper may be issued by intermediate trusts or similar entities that form pools of credit-card receivables or other assets used to back the commercial paper. Corporate or asset-backed commercial paper and other asset-backed securities are traded primarily among institutions.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

   . Poor performance of individual money market instruments held by Money
     Market, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

  Fixed-income Securities

Because of the short maturity and high credit quality of money market instruments, the risks associated with these instruments is generally lower than the risks associated with other fixed-income securities.

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A and other Private Placement Securities. The Series may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Series may not, however, purchase any security if, as a result, more than 10% of the Series' net assets would be invested in securities considered to be illiquid by State Street Research.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of Money Market for the last ten full calendar years. The table following the bar chart compares the average annual total returns of Money Market to the returns of the 91-Day Treasury Bill Rate. This information helps illustrate the volatility of Money Market's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to Money Market. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research.

                                    [CHART]


1992  1993  1994  1995  1996  1997  1998  1999  2000  2001
----  ----  ----  ----  ----  ----  ----  ----  ----  ----
3.8%  3.0%  4.0%  5.6%  5.1%  5.3%  5.3%  5.0%  6.2%  4.0%

During the period shown above, the highest quarterly return was 1.61% for the third quarter of 2000, and the lowest quarterly return was 0.57% for the fourth quarter of 2001. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                              Past One Year Past Five Years Past Ten Years
                              ------------- --------------- --------------
Class A......................     3.95%          5.11%          4.71%
Class B*.....................     3.69%          4.86%          4.46%
Class E**....................       N/A            N/A            N/A
91-Day Treasury Bill Rate....     3.25%          4.76%          4.51%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Class E shares of Money Market are being offered for the first time through this prospectus.

Portfolio Management

As of December 31, 2001, State Street Research managed approximately $46 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

Money Market pays MetLife Advisers an investment advisory fee at the annual rate of 0.35% for the first $1 billion of the Series' average daily net assets, 0.30% for the next $1 billion, and 0.25% for amounts over $2 billion. For the year ended December 31, 2001, Money Market paid MetLife Advisers an investment advisory fee of 0.35% of the Series' average daily net assets.

                   State Street Research Bond Income Series

Investment Objective

The investment objective of the State Street Research Bond Income Series ("Bond Income") is a competitive total return primarily from investing in fixed-income securities.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Series, invests, under normal circumstances, at least 80% of Bond Income's assets in fixed-income securities. You will receive 60 days prior notice if this 80% minimum is going to change. The Series may invest in investment grade fixed-income securities, obligations of the U.S. Treasury or any U.S. government agency, mortgage-backed and asset-backed securities, corporate debt securities of U.S. and foreign issuers, and cash equivalents. The Series may also invest in securities through Rule 144A and other private placement transactions.

Bond Income may also invest up to 30% of its total assets in a combination of
(i) non-U.S. dollar-denominated securities (not exceeding 20% of the Series' total assets); (ii) lower quality, high yield securities (not exceeding 20% of the Series total assets) and (iii) securities of issuers located in developing or emerging market countries (not exceeding 10% of the Series' total assets). (Securities purchased by the Series within the 10% limit in clause (iii) will not be counted toward the limits in clauses (i) or (ii), but will be counted toward the overall 30% limit.)

In addition to bonds, Bond Income's high yield securities may include convertible bonds, convertible preferred stocks, and warrants and other securities attached to bonds or other fixed-income securities.

The Series may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Series or to adjust the Series' duration.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

A futures contract is an obligation to buy or sell an asset on a specified future date or an obligation to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

The Series may also invest in payment-in-kind securities, structured securities, when-issued securities, and zero coupon bonds.

  Investment Selection

State Street Research establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. State Street Research also allocates the Series' investments among bond market sectors (such as U.S. Treasury securities, U.S. government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. State Street Research also decides how the Series' portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, State Street Research relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

Although Bond Income does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of its foreign currency exposure.

State Street Research monitors and adjusts the Series' investments to try to maintain a duration generally within 1 1/2 years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2001, the duration of this index was
4.54 years.

Principal Investment Risks

Investing in Bond Income involves risks. Bond Income may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Bond Income include:

   . A general decline in U.S. or foreign fixed-income security markets.

   . Poor performance of individual fixed-income securities held by Bond
     Income, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.



A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Series' duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets. Bond Income may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts or futures contracts, to manage these risks. Although State Street Research does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of the Series' foreign currency exposure. However, State Street Research cannot assure that these techniques will be effective.

  Other Risks

Rule 144A and other Private Placement Securities. The Series may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Series may not, however, purchase any security if, as a result, more than 15% of the Series' net assets would be invested in securities considered to be illiquid by State Street Research.

Payment-in-Kind (PIK) Securities. The Series may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

Structured Securities. The Series may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities. The Series may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Zero (or Step) Coupons. The Series may invest in zero coupon securities. A zero coupon security is a debt security that is



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Series and the Series is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Series to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Warrants. The Series may invest in warrants and other equity securities attached to high yield bonds and other fixed-income securities. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities, but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Asset-backed Securities. The Series may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Convertible Securities. The Series may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying equity security.

New Securities. The Series may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Series' objective and strategies.

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of Bond Income for the last ten full calendar years. The table following the bar chart compares the average annual total returns of Bond Income to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Bond Income's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to Bond Income. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research.
                                    [CHART]


1992         8.2%
1993        12.6
1994        (3.4)
1995        21.2
1996         4.6
1997        10.9
1998         9.0
1999        (0.5)
2000         8.1
2001         8.8

During the period shown above, the highest quarterly return was 7.65% for the second quarter of 1995, and the lowest quarterly return was -3.05% for the first quarter of 1994. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31


                                                 Past One Year Past Five Years Past Ten Years
                                                 ------------- --------------- --------------
Class A.........................................     8.82%          7.21%          7.77%
Class B*........................................     8.57%          6.96%          7.52%
Class E**.......................................       N/A            N/A            N/A
Lehman Brothers Intermediate
  Government/Credit Index.......................     8.96%          7.10%          6.81%
Lehman Brothers Aggregate Bond Index***.........     8.44%          7.43%          7.23%
Lipper Variable Products Intermediate Investment
  Grade Debt Fund Average.......................     8.24%          6.61%          6.77%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Class E shares of Bond Income are being offered for the first time through this prospectus.
*** In the future, the Series' performance will be compared to the Lehman
    Brothers Aggregate Bond Index, instead of the Lehman Brothers Government/Credit Index. The Aggregate Bond Index more accurately describes the universe of securities in which the Series currently invests.

Portfolio Management

As of December 31, 2001, State Street Research managed approximately $46 billion in assets. State Street Research, an affiliate of MetLife, is located at One Financial Center, Boston, Massachusetts 02111.

State Street Research's Fixed Income Team is responsible for managing the portfolio and for making decisions with regard to duration targets, to yield curve positioning, and to weightings of sectors and types of securities.

Bond Income pays MetLife Advisers an investment advisory fee at the annual rate of 0.40% for the first $1 billion of the Series' average daily net assets, 0.35% for the next $1 billion, 0.30% for the next $1 billion and 0.25% for amounts over $3 billion. For the year ended December 31, 2001, Bond Income paid MetLife Advisers an investment advisory fee of 0.40% of the Series' average daily net assets.

                          Alger Equity Growth Series

Investment Objective

The investment objective of the Alger Equity Growth Series ("Equity Growth") is long-term capital appreciation.

Principal Investment Strategies

Fred Alger Management, Inc. ("Alger"), subadviser to the Series, invests, under normal circumstances, Equity Growth's assets primarily in growth stocks. Alger will ordinarily invest at least 80% of Equity Growth's assets in equity securities. You will receive 60 days prior notice if this 80% minimum is going to change. The Series will invest in equity securities of issuers with a market capitalization of $1 billion or greater.

  Stock Selection

Alger seeks out and invests primarily in companies that are traded on domestic stock exchanges or in the domestic over-the-counter market. The companies Alger chooses for the portfolio of the Series may still be in the development stage, may be older companies that appear to be entering a new stage of growth progress due to factors like management changes or development of new technologies, products or markets, or may be companies providing products or services with a high unit volume growth rate. Alger focuses on fundamental characteristics of individual companies and does not allocate assets based on specific industry sectors.

Principal Investment Risks

Investing in Equity Growth involves risks. Equity Growth may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Equity Growth include:

   . A general decline in U.S. stock markets.

   . Poor performance of individual stocks held by Equity Growth or of growth stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Equity Growth for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Equity Growth to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Equity Growth's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay.

                                    [CHART]


1995   1996   1997   1998   1999   2000    2001
----   ----   ----   ----   ----   ----    ----
48.8%  13.2%  25.6%  47.8%  34.1%  (13.7)% (12.0)%

During the period shown above, the highest quarterly return was 26.06% for the fourth quarter of 1998, and the lowest quarterly return was -18.48% for the third quarter of 2001. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                     Life of Series
                                   Past One Year Past Five Years   (October 31, 1994)
                                   ------------- --------------- -----------------------
Class A...........................    -12.01%          13.59%                     16.83%
Class B*..........................        N/A             N/A                        N/A
Class E**.........................    -12.16%          13.44%                     16.68%
S&P 500 Index.....................    -11.88%          10.70%                     15.15%
Lipper Variable Products Large-Cap                               Data only available for
  Growth Fund Average.............    -21.88%           9.04%    full one-year periods

--------
* Class B shares of Equity Growth are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Portfolio Management

As of December 31, 2001, Alger managed approximately $13.6 billion in assets for seven mutual funds and other institutional investors. Alger's address is 111 Fifth Avenue, New York, New York 10003.

Dan C. Chung and David Hyun are the portfolio managers of the Series. Both are Executive Vice Presidents at Alger. Mr. Chung is Alger's Chief Investment Officer and has held various investment positions at Alger since 1994. Mr. Hyun held various investment positions at Alger from 1991 to 2000, then spent a year as a portfolio manager at Oppenheimer Funds before returning to Alger in September 2001.

Fred M. Alger has been Alger's chief market strategist since September 2001. Mr. Alger is the founder, Chairman and President of Alger.

Equity Growth pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Series' average daily net assets and 0.70% for amounts over $1 billion. For the year ended December 31, 2001, Equity Growth paid MetLife Advisers an investment advisory fee of 0.75% of the Series' average daily net assets.

                          Davis Venture Value Series

Investment Objective

The investment objective of the Davis Venture Value Series ("Venture Value") is growth of capital.

Principal Investment Strategies

Davis Selected Advisers, L.P. ("Davis Selected"), subadviser to the Series, invests, under normal circumstances, the majority of Venture Value's assets primarily in equity securities of companies with market capitalizations of at least $10 billion. Davis Selected searches for companies that it believes are of high quality and whose stocks are selling at attractive prices with the intention of holding them for the long term. Davis Selected believes that managing risk is the key to delivering superior long-term investment results; therefore, it considers how much could potentially be lost on an investment before considering how much might be gained.

  Stock Selection

Davis Selected has developed a list of ten characteristics that it believes allow companies to sustain long-term growth and minimize risks to enhance their potential for superior long-term returns. Although few companies exhibit all ten characteristics, Davis Selected searches for companies that possess:

   . Excellent management.

   . Managers who own stock in their own company.

   . Strong returns on investments of an issuer's capital.

   . A lean expense structure.

   . A dominant or growing market share in a growing market.

   . A proven record as an acquirer.

   . A strong balance sheet.

   . Products or services that are not likely to become obsolete.

   . Successful international operations.

   . Innovation in all aspects of operations.

Davis Selected does not have particular allocation strategies, and emphasizes individual stock selection rather than industry sectors. Davis Selected relies heavily on its evaluation of the management of potential investments, and will ordinarily visit the managers at their place of business to gain insight into the relative value of different companies.

Principal Investment Risks

Investing in Venture Value involves risks. Venture Value may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Venture Value include:

   . A general decline in the U.S. stock market.

   . Poor performance of individual stocks held by Venture Value, of large capitalization stocks, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Venture Value for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Venture Value to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Venture Value's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay.

                                    [CHART]


1995   1996   1997   1998   1999   2000   2001
-----  -----  -----  -----  -----  ----  -------
39.3%  25.8%  33.5%  14.4%  17.5%  9.5%  (11.1)%

During the period shown above, the highest quarterly return was 21.20% for the fourth quarter of 1998, and the lowest quarterly return was -14.47% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                Past       Past      Life of the Series
                                              One Year  Five Years   (October 31, 1994)
                                              --------- ---------- -----------------------
Class A......................................   -11.13%    11.80%                   16.32%
Class B*.....................................       N/A       N/A                      N/A
Class E**....................................   -11.28%    11.65%                   16.17%
S&P 500 Index................................   -11.88%    10.70%                   15.15%
Lipper Variable Products Large-Cap Value Fund                      Data only available for
  Average....................................    -5.98%     8.94%  full one-year periods

--------
* Class B shares of Venture Value are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Portfolio Management

As of December 31, 2001, Davis Selected, together with its affiliated institutional asset management companies, managed approximately $41.8 billion in assets. Davis Selected's address is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Davis Selected may delegate to Davis Selected Advisers-NY, Inc. any of its responsibilities related to Venture Value. Davis Selected Advisers-NY, Inc. is a wholly-owned subsidiary of Davis Selected and is located at 609 Fifth Avenue, New York, New York 10017.

Christopher C. Davis and Kenneth C. Feinberg are the co-portfolio managers of Venture Value. Christopher Davis has been the portfolio manager for Venture Value and other equity funds managed by Davis Selected since February 1997. Christopher Davis was co-portfolio manager of Venture Value with Shelby M.C. Davis from October 1995 until February 1997. Prior to co-managing Venture Value's portfolio, Christopher Davis worked as Shelby Davis' assistant portfolio manager and research analyst. Mr. Feinberg has co-managed other equity funds for Davis Selected since May 1998 and became co-portfolio manager of Venture Value in April 1999. Mr. Feinberg was a research analyst at Davis Selected from December 1994 until May 1998, and before that he was an Assistant Vice President of Investor Relations for Continental Corp.

As Senior Research Adviser, Shelby Davis provides investment themes and strategies to, and helps select individual stocks for, Venture Value.

Venture Value pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Series' average daily net assets and 0.70% for amounts over $1 billion. For the year ended December 31, 2001, Venture Value paid MetLife Advisers 0.75% of the Series' average daily net assets in investment advisory fees.

                          FI Structured Equity Series

Investment Objective

The investment objective of the FI Structured Equity Series ("Structured Equity") is long-term growth of capital.

Principal Investment Strategies

Fidelity Management & Research Company ("FMR"), subadviser to the Series, normally invests Structured Equity's assets primarily in common stocks. FMR normally invests at least 80% of Structured Equity's assets in equity securities. You will receive 60 days prior notice if this 80% minimum is going to change. The Series may invest in domestic and foreign issuers.

  Investment Selection

FMR invests the Series' assets in securities of companies it believes are undervalued in the marketplace in relation to factors such as a company's assets, earnings, growth potential and cash flow, or in relation to securities of other companies in the same industry. Companies with these characteristics tend to have lower than average price/earnings (P/E) or price/book (P/B) ratios. The stocks of these companies are often called "value" stocks. FMR uses the Russell 1000 Value Index as a guide in structuring the Series and in selecting its investments. FMR considers Structured Equity's security, industry and market capitalization weightings relative to the index. FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management. These securities may then be analyzed using statistical models to further evaluate a security's growth potential, valuation, investment risk and liquidity.

In buying and selling securities for Structured Equity, FMR invests for the long term and selects those securities it believes offer strong opportunity for long-term growth of capital and are attractively valued.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Series' exposure to changing security prices or other factors that affect security values. If FMR strategies do not work as intended, the Series may not achieve its objective.

Principal Investment Risks

Investing in Structured Equity involves risks. Structured Equity may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Structured Equity include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by Structured Equity, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Exchange Traded Funds. The Series may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Series' investment in the ETF will fall if the value of the underlying securities declines. The Series will bear its proportionate share of the ETF's fees and expenses.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country.FMR may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, FMR cannot assure that these techniques will be effective.




A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

  Forward Contracts and Futures Contracts

The Series attempts to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency rates. The Series may also purchase futures contracts to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, Structured Equity could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, Structured Equity might not be able to close out futures transactions without incurring substantial losses.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Structured Equity for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Structured Equity to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Structured Equity's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay. On May 1, 2002, FMR succeeded Westpeak Investment Advisors, L.P. ("Westpeak") as subadviser to Structured Equity. The performance information set forth below reflects Westpeak's management only.


                                    [CHART]


 1994   1995    1996    1997    1998    1999    2000    2001
------  -----   -----   -----   -----   ----   ------  -------
(1.2)%  36.5%   18.1%   33.5%   24.4%   9.4%   (5.2)%  (13.9)%


During the period shown above, the highest quarterly return was 19.53% for the fourth quarter of 1998, and the lowest quarterly return was -16.08% for the third quarter of 2001. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                        Life of the Series
                                        Past One Year Past Five Years    (April 30, 1993)
                                        ------------- --------------- -----------------------
Class A................................    -13.93%         8.19%                       12.15%
Class B*...............................        N/A           N/A                          N/A
Class E**..............................    -14.08%         8.04%                       12.00%
S&P 500 Index..........................    -11.88%        10.70%                       13.85%
Russell 1000 Value Index***............     -5.59%        11.13%                       13.74%
Lipper Variable Products Multi-Cap Core                               Data only available for
  Fund Average.........................    -12.94%         8.98%      full one-year periods

--------
* Class B shares of Structured Equity are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.
*** In the future, the Series' performance will be compared to the Russell 1000
    Value Index, instead of the S&P 500 Index, due to changes in the Series' investment objective and principal investment strategies resulting from FMR's succeeding Westpeak as subadviser on May 1, 2002.

Portfolio Management

While FMR is the subadviser to Structured Equity, the day-to-day investment management decisions for the Series will be made by FMR Co., Inc. (''FMRC"), which serves as sub-subadviser to Structured Equity. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2001, FMR and its affiliates managed approximately $912 billion in assets. FMR's address is 82 Devonshire Street, Boston, MA 02109.

Robert Macdonald is the Portfolio Manager of Structured Equity. Mr. Macdonald is a Senior Vice President and Portfolio Manager and has been associated with FMRC since January 2000 and with FMR from 1985 through 2000.

Structured Equity pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Series' average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion. For the year ended December 31, 2001, Structured Equity paid MetLife Advisers an investment advisory fee of 0.68% of the Series' average daily net assets.

                        Loomis Sayles Small Cap Series

Investment Objective

The investment objective of the Loomis Sayles Small Cap Series ("Small Cap") is long-term capital growth from investments in common stocks or other equity securities.

Principal Investment Strategies

Loomis, Sayles & Company, L.P. ("Loomis Sayles"), subadviser to the Series, will, under normal circumstances, invest at least 80% of Small Cap's assets in equity securities of companies with market capitalizations that fall, at the time of purchase, within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. You will receive 60 days prior notice if this 80% minimum is going to change. The Series may invest the rest of its assets in larger companies. Loomis Sayles may invest up to 20% of Small Cap's assets in securities of foreign issuers, including emerging markets securities. Small Cap invests in both value and growth stocks. Loomis Sayles typically does not consider current income when making buy/sell decisions.

  Stock Selection

Loomis Sayles begins with a universe of approximately 2,000 of the smallest U.S. companies that generally fall within the market capitalization range of the Russell 2000 Index.

Value Stocks. Loomis Sayles may invest in stocks of companies which it believes are undervalued by the market in relation to earnings, dividends, assets and growth prospects. Small Cap may also invest in companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Growth Stocks. When investing in growth stocks, Loomis Sayles seeks companies that have distinctive products, technologies, or services; dynamic earnings growth; prospects for a high level of profitability; and solid management.

Principal Investment Risks

Investing in Small Cap involves risks. Small Cap may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Small Cap include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by Small Cap.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of small capitalization issuers relative to the performance of issuers with larger capitalizations.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Small Cap may not perform as well as a fund which invests in only value or growth stocks.

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks.

Real Estate Investment Trusts (REITs). One category of equity securities in which Small Cap invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to credit risk and market risk, although equity REITs are also subject to market risk.

Rule 144A Securities. The Series may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. A Rule 144A security is treated as illiquid unless Loomis Sayles determines, under guidelines established by the Fund's trustees, that it is liquid.

Mutual Funds and Exchange Traded Funds. The Series may invest in mutual funds and exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are similar to mutual funds in that they are pools of securities. Since the value of a mutual fund or ETF is based on the value of the individual securities it holds, the value of a Series' investment in the mutual fund or ETF will fall if the value of the underlying securities declines. The Series will bear its proportionate share of the mutual fund's or ETF's fees and expenses.




Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Loomis Sayles may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Loomis Sayles cannot assure that these techniques will be effective.

  Emerging Markets

Small Cap may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Series may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Series could




A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Series might not be able to close out futures transactions without incurring substantial losses.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Small Cap for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Small Cap to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Small Cap's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay.
                                    [CHART]


1995   1996   1997    1998   1999   2000   2001
-----  -----  -----  ------  -----  ----  ------
28.9%  30.7%  24.9%  (1.7)%  31.8%  5.2%  (8.8)%

During the period shown above, the highest quarterly return was 29.19% for the fourth quarter of 1999, and the lowest quarterly return was -20.48% for the third quarter of 2001. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                        Life of the Series
                                        Past One Year Past Five Years     (May 2, 1994)
                                        ------------- --------------- -----------------------
Class A................................    -8.81%          9.19%                       12.86%
Class B*...............................       N/A            N/A                          N/A
Class E**..............................    -8.96%          9.04%                       12.71%
Russell 2000 Index.....................     2.49%          7.52%                       10.54%
Lipper Variable Products Small-Cap Core                               Data only available for
  Fund Average.........................     2.85%         10.09%      full one-year periods

--------
* Class B shares of Small Cap are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Portfolio Management

Loomis Sayles has been in the investment management business since 1926. As of December 31, 2001, Loomis Sayles managed approximately $64.6 billion in assets. Loomis Sayles' address is One Financial Center, Boston, Massachusetts 02110.

Christopher R. Ely and Joseph R. Gatz are the lead Portfolio Managers of Small Cap. The other Portfolio Managers are Philip C. Fine, David L. Smith, and Daniel G. Thelen.

Mr. Gatz, a Vice President of Loomis Sayles, joined Loomis Sayles as a Portfolio Manager in 1999 and has co-managed the Series since January 2000. From 1993 until he joined Loomis Sayles, Mr. Gatz was a Portfolio Manager at Banc One Investment Advisers Corporation and certain of its corporate predecessors. Messrs. Ely, Fine and Smith, each a Vice President of Loomis Sayles, have co-managed the Series since April 1999. Mr. Thelen, a Vice President of Loomis Sayles, has co-managed the Series since April 2000. Messrs. Ely, Fine, Smith and Thelen have been employed by Loomis Sayles for over 5 years.

Small Cap pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Series' average daily net assets and 0.85% for amounts over $500 million. For the year ended December 31, 2001, Small Cap paid MetLife Advisers an investment advisory fee of 0.90% of the Series' average daily net assets.

                          MFS Investors Trust Series

Investment Objective

The investment objective of the MFS Investors Trust Series (formerly, MFS Investors Series) ("Investors Trust") is long-term growth of capital with a secondary objective to seek reasonable current income.

Principal Investment Strategies

Massachusetts Financial Services Company ("MFS"), subadviser to the Series, ordinarily invests at least 65% of the net assets of Investors Trust in equity securities, including preferred stocks and fixed-income securities convertible into equity securities. Although the Series may invest in companies of any size, the Series focuses on companies with large market capitalizations (greater than $5 billion) that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Series will also seek to generate gross income equal to approximately 90% of the dividend yield on the S&P 500 Index. MFS may also invest up to 20% of the net assets of Investors Trust in foreign securities, including American Depositary Receipts ("ADRs"), through which it may have exposure to foreign currencies. The Series may also invest in fixed-income securities.

  Stock Selection

MFS uses a bottom-up, as opposed to a top-down, investment style in managing Investors Trust. This means that MFS selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager and MFS' large group of equity research analysts.

Principal Investment Risks

Investing in Investors Trust involves risks. Investors Trust may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Investors Trust include:

   . A general decline in U.S. or foreign stock markets or fixed-income security markets.

   . Poor performance of individual equity securities held by Investors Trust or of large capitalization stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of fixed-income securities held by Investors Trust, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  Rule 144A Securities

The Series may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. A Rule 144A security is treated as illiquid unless MFS determines, under guidelines established by the Fund's trustees, that it is liquid.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

  Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency rates and interest rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency rates or interest rates. The Series may also purchase futures contracts to maintain exposure to the broad equity markets or fixed income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, Investors Trust could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, Investors Trust might not be able to close out futures transactions without incurring substantial losses.



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Investors Trust for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Investors Trust to the returns of a relevant broad-based securities market index and to the returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of the returns of Investors Trust. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay.

                                    [CHART]


 2000    2001
------  -------
(0.2)%  (15.9)%

During the period shown above, the highest quarterly return was 10.94% for the fourth quarter of 1999, and the lowest quarterly return was -13.05% for the third quarter of 2001. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                             Life of the Series
                                             Past One Year    (April 30, 1999)
                                             ------------- -----------------------
Class A.....................................    -15.92%                     -5.40%
Class B*....................................        N/A                        N/A
Class E**...................................    -16.07%                     -5.55%
S&P 500 Index...............................    -11.88%                     -4.31%
Lipper Variable Products Large-Cap Core Fund               Data only available for
  Average...................................    -13.03%    full one-year periods

--------
* Class B shares of Investors Trust are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Portfolio Management

As of December 31, 2001, MFS managed approximately $137.2 billion in assets. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

Investors Trust is managed by a team of portfolio managers.

Investors Trust pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Series' average daily net assets. For the year ended December 31, 2001, Investors Trust paid MetLife Advisers an investment advisory fee at the same rate.

                         MFS Research Managers Series

Investment Objective

The investment objective of the MFS Research Managers Series ("Research Managers") is long-term growth of capital.

Principal Investment Strategies

Massachusetts Financial Services Company ("MFS"), subadviser to the Series, invests at least 80% of the net assets of Research Managers in equity securities, including preferred stocks and fixed-income securities convertible into equity securities. The Series invests primarily in companies that MFS believes possess better than average prospects for long-term growth and attractive valuations. MFS may also invest up to 20% of the net assets of the Series in foreign securities, including American Depositary Receipts ("ADRs"), through which it may have exposure to foreign currencies, and emerging markets. The Series may invest in investment grade fixed-income securities and high yield debt.

  Stock Selection

A committee of investment research analysts selects portfolio securities for Research Managers. This committee includes investment analysts employed by MFS and MFS investment advisory affiliates. The committee first allocates assets among various industries. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the investment objective of the Series from within their assigned industry responsibility. The analysts focus on companies that they believe have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management. The Series may invest in companies of any size and its investments may include securities traded on securities exchanges or in the over-the-counter markets.

Principal Investment Risks

Investing in Research Managers involves risks. Research Managers may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Research Managers include:

   . A general decline in U.S. or foreign stock markets or fixed-income security markets.

   . Poor performance of individual equity securities held by Research Managers.

   . Poor performance of fixed-income securities held by Research Managers, which may be due to interest rate risk or credit risk.



Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  Rule 144A Securities

The Series may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. A Rule 144A security is treated as illiquid unless MFS determines, under guidelines established by the Fund's trustees, that it is liquid.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As




Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as forward contracts, or futures contracts to manage these risks. However, MFS cannot assure that these techniques will be effective.

  Emerging Markets

Research Managers may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Series may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad fixed income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Series could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Series might not be able to close out futures transactions without incurring substantial losses.

  High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.



Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Research Managers for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Research Managers to the returns of a relevant broad-based securities market index and to the returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Research Managers' returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay.

                                    [CHART]


 2000    2001
------  -------
(3.6)%  (21.0)%

During the period shown above, the highest quarterly return was 22.37% for the fourth quarter of 1999, and the lowest quarterly return was -19.26% for the third quarter of 2001. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                             Life of the Series
                                             Past One Year    (April 30, 1999)
                                             ------------- -----------------------
Class A.....................................    -20.96%                     -3.38%
Class B*....................................        N/A                        N/A
Class E**...................................    -21.11%                     -3.53%
S&P 500 Index...............................    -11.88%                     -4.31%
Lipper Variable Products Large-Cap Core Fund               Data only available for
  Average...................................    -13.03%    full one-year periods

--------
* Class B shares of Research Managers are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Portfolio Management

As of December 31, 2001, MFS managed approximately $137.2 billion in assets worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

Research Managers is managed by a team of equity research analysts.

Research Managers pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Series' average daily net assets. For the year ended December 31, 2001, Research Managers paid MetLife Advisers an investment advisory fee at the same rate.

                 Section III--Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Series pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Series and MetLife Advisers pays each subadviser's fees. MetLife Advisers is responsible for overseeing the subadvisers and for hiring and replacing subadvisers, subject to approval by the Board of Trustees of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund.

Adviser/Subadviser Relationship

The Fund has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Trustees must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits the Fund to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Trustees. The Fund will notify shareholders of any subadviser changes and any other event of which notification is required under the order.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted a Distribution and Services Plan under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B shares and Class E shares (the "12b-1 Plan"). The Fund has entered into a Distribution Agreement with New England Securities Corporation as distributor (the "Distributor"). Under the Distribution Agreement, the Class B shares and Class E shares of the Fund each pay a service fee, accrued daily and paid monthly. The Distributor uses the service fees to compensate certain other parties for providing personal and account maintenance services relating to the Class B shares and Class E shares of a Series. These other parties may include the insurance companies (or their affiliates) that have established the Separate Accounts and other broker-dealers and financial intermediaries. The Distribution Agreement provides for an annual service fee equal to 0.25% of the average daily net assets of the Class B shares of each Series and an annual service fee equal to 0.15% of the average daily net assets of the Class E shares of each Series. These fees will increase the cost of investing over time. Under the 12b-1 Plan, the Trustees are authorized, without a shareholder vote, to increase the service fee payable by any class of a Series to 0.25%, and to implement a separate distribution fee for any class of a Series of up to 0.25% of the average daily net assets of such class.

Share Valuation and Pricing

  Net Asset Value

Each Series determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or the Qualified Plan. The net asset value per share for each Series (other than Money Market) is calculated by dividing the Series' net assets by its number of outstanding shares.

  Securities Valuation

The entire Money Market investment portfolio and any fixed-income securities with remaining maturities of 60 days or less held by any other Series are valued at amortized cost. Other portfolio securities of each Series normally are valued at market value. If no current market value is readily available for a portfolio security, the Fund's Board of Trustees is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to MetLife Advisers or the subadvisers of the Series.

Dividends and Capital Gain Distributions

  Money Market

Money Market declares its net investment income daily and pays these amounts monthly as a dividend. Money Market does not expect to realize any long-term capital gains, but if it does, these gains will be distributed once a year.

  Other Series

Currently, each Series other than Money Market annually pays as dividends substantially all net investment income (including any short-term capital gains). These Series also annually distribute all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Series, other than Money Market, may pay dividends from net investment income more or less often if the Fund's Board of Trustees deems it appropriate and if such change would not cause such Series to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Series to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Series must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Series so elects) of such year.

Dividends and distributions of each Series are automatically reinvested in additional shares of that Series.

Taxes

Each Series is a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code. So long as a Series distributes all of its net investment income and net capital gains to its shareholders, the Series itself does not pay any federal income tax. Although each Series intends to operate so that it will have no federal income tax liability on income and gains it distributes to the separate accounts, if any such liability is incurred, the investment performance of such Series will be adversely affected. In addition, Series investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Series. In addition, a Series' investment in foreign securities or foreign currencies may increase or accelerate such Series' recognition of ordinary income and may affect the timing or amount of the Series' distributions.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Series in which such accounts invest, must meet certain diversification requirements. Each Series intends to comply with these requirements. If a Series does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

A Series' investments in certain debt obligations may cause the Series to recognize taxable income in excess of the cash generated by such obligations. Thus, the Series could be required at times to liquidate other investments in order to satisfy its distribution requirements.

                             Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2001) of each Series for the past 5 years (or the life of the Series and class, for those Series and classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class and Series. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report for 2001, along with the Fund's financial statements, are included in the annual report which is available upon request.

                   State Street Research Money Market Series

                                                                            Class A                         Class B
                                                       ------------------------------------------------  --------------
                                                                                                         May 1, 2001(a)
                                                                    Year Ended December 31,                 through
                                                       ------------------------------------------------   December 31,
                                                         2001      2000      1999      1998      1997         2001
                                                       --------  --------  --------  --------  --------  --------------
Net Asset Value, Beginning of Period.................. $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00     $100.00
                                                       --------  --------  --------  --------  --------     -------
Income From Investment Operations
Net Investment Income.................................     3.88      6.05      4.85      5.13      5.08        1.95
                                                       --------  --------  --------  --------  --------     -------
    Total From Investment Operations..................     3.88      6.05      4.85      5.13      5.08        1.95
                                                       --------  --------  --------  --------  --------     -------
Less Distributions
Distributions From Net Investment Income..............    (3.88)    (6.05)    (4.85)    (5.13)    (5.08)      (1.95)
                                                       --------  --------  --------  --------  --------     -------
    Total Distributions...............................    (3.88)    (6.05)    (4.85)    (5.13)    (5.08)      (1.95)
                                                       --------  --------  --------  --------  --------     -------
Net Asset Value, End of Period........................ $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00     $100.00
                                                       ========  ========  ========  ========  ========     =======
Total Return (%)......................................      4.0       6.2       5.0       5.3       5.3         2.0 (b)
Ratio of Operating Expenses to Average Net
 Assets (%)...........................................     0.42      0.41      0.40      0.45      0.45        0.67 (c)
Ratio of Net Investment Income to Average Net
 Assets (%)...........................................     3.80      6.04      4.89      5.15      5.21        1.65 (c)
Net Assets, End of Period (000)....................... $277,381  $242,346  $307,712  $203,597  $111,009     $15,407
The Ratios of Operating Expenses to Average Net
 Assets without giving effect to the voluntary expense
 agreement would have been (%)........................       --        --        --        --      0.50          --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                   State Street Research Bond Income Series

                                                               Class A                         Class B
                                           -----------------------------------------------  --------------
                                                                                            May 1, 2001(a)
                                                       Year Ended December 31,                 through
                                           -----------------------------------------------   December 31,
                                             2001      2000     1999      1998      1997         2001
                                           --------  -------- --------  --------  --------  --------------
Net Asset Value, Beginning of Period...... $ 109.66  $ 101.40 $ 109.89  $ 108.52  $ 105.63     $103.37
                                           --------  -------- --------  --------  --------     -------
Income From Investment Operations
Net Investment Income.....................     5.92      7.82     7.67      6.76      7.43        0.84
Net Realized and Unrealized Gain (Loss) on
 Investments..............................     3.20      0.44    (8.18)     3.00      4.05        4.49
                                           --------  -------- --------  --------  --------     -------
    Total From Investment Operations......     9.12      8.26    (0.51)     9.76     11.48        5.33
                                           --------  -------- --------  --------  --------     -------
Less Distributions
Distributions From Net Investment Income..    (9.45)     0.00    (7.72)    (6.64)    (7.51)       0.00
Distributions From Net Realized Capital
 Gains....................................     0.00      0.00    (0.16)    (1.75)    (1.08)       0.00
Distributions in Excess of Net Realized
 Capital Gains............................     0.00      0.00    (0.10)     0.00      0.00        0.00
                                           --------  -------- --------  --------  --------     -------
    Total Distributions...................    (9.45)     0.00    (7.98)    (8.39)    (8.59)       0.00
                                           --------  -------- --------  --------  --------     -------
Net Asset Value, End of Period............ $ 109.33  $ 109.66 $ 101.40  $ 109.89  $ 108.52     $108.70
                                           ========  ======== ========  ========  ========     =======
Total Return (%)..........................      8.8       8.1     (0.5)      9.0      10.9         5.2 (b)
Ratio of Operating Expenses to Average Net
 Assets (%)...............................     0.49      0.47     0.48      0.48      0.52        0.74 (c)
Ratio of Net Investment Income to Average
 Net Assets (%)...........................     5.99      7.37     7.12      6.66      6.97        5.07 (c)
Portfolio Turnover Rate (%)...............      271        81       77        82        40         271
Net Assets, End of Period (000)........... $349,417  $283,140 $283,856  $267,791  $202,888     $ 7,931

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                          Alger Equity Growth Series

                                                                Class A                         Class E
                                           ------------------------------------------------  --------------
                                                                                             May 1, 2001(a)
                                                        Year Ended December 31,                 through
                                           ------------------------------------------------   December 31,
                                             2001      2000      1999      1998      1997         2001
                                           --------  --------  --------  --------  --------  --------------
Net Asset Value, Beginning of Period...... $  25.06  $  29.34  $  25.11  $  17.62  $  15.58      $23.50
                                           --------  --------  --------  --------  --------      ------
Income From Investment Operations
Net Investment Income (Loss)..............     0.00      0.03     (0.01)     0.04      0.02        0.00
Net Realized and Unrealized Gain (Loss) on
 Investments..............................    (2.91)    (3.99)     8.34      8.37      3.92       (2.86)
                                           --------  --------  --------  --------  --------      ------
    Total From Investment Operations......    (2.91)    (3.96)     8.33      8.41      3.94       (2.86)
                                           --------  --------  --------  --------  --------      ------
Less Distributions
Distributions From Net Investment
 Income...................................    (0.07)    (0.09)     0.00     (0.04)    (0.02)       0.00
Distributions From Net Realized Capital
 Gains....................................    (1.34)     0.00     (0.01)     0.00      0.00        0.00
Distributions in Excess of Net Realized
 Capital Gains............................     0.00     (0.23)    (4.09)    (0.88)    (1.88)       0.00
                                           --------  --------  --------  --------  --------      ------
    Total Distributions...................    (1.41)    (0.32)    (4.10)    (0.92)    (1.90)       0.00
                                           --------  --------  --------  --------  --------      ------
Net Asset Value, End of Period............ $  20.74  $  25.06  $  29.34  $  25.11  $  17.62      $20.64
                                           ========  ========  ========  ========  ========      ======
Total Return (%)..........................    (12.0)    (13.7)     34.1      47.8      25.6       (12.2)(b)
Ratio of Operating Expenses to Average Net
 Assets (%)...............................     0.84      0.79      0.80      0.83      0.87        0.99 (c)
Ratio of Net Investment Income to Average
 Net Assets (%)...........................     0.00      0.23     (0.03)     0.19      0.12        0.00 (c)
Portfolio Turnover Rate (%)...............       88        88       128       119       137          88
Net Assets, End of Period (000)........... $788,097  $968,357  $841,053  $410,726  $205,318      $4,994

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                          Davis Venture Value Series

                                                                Class A                        Class E
                                            -----------------------------------------------  ------------
                                                                                             February 20,
                                                                                               2001(a)
                                                        Year Ended December 31,                through
                                            -----------------------------------------------  December 31,
                                              2001      2000     1999      1998      1997        2001
                                            --------  -------- --------  --------  --------  ------------
Net Asset Value, Beginning of Period....... $  29.20  $  26.67 $  23.15  $  20.80  $  16.09    $ 25.29
                                            --------  -------- --------  --------  --------    -------
Income From Investment Operations
Net Investment Income......................     0.12      0.16     0.12      0.16      0.18       0.02
Net Realized and Unrealized Gain (Loss) on
 Investments...............................    (3.07)     2.37     3.93      2.84      5.20      (1.96)
                                            --------  -------- --------  --------  --------    -------
    Total From Investment Operations.......    (2.95)     2.53     4.05      3.00      5.38      (1.94)
                                            --------  -------- --------  --------  --------    -------
Less Distributions
Distributions From Net Investment Income...    (0.15)     0.00    (0.12)    (0.16)    (0.14)      0.00
Distributions From Net Realized Capital
 Gains.....................................    (2.71)     0.00    (0.32)    (0.49)    (0.53)      0.00
Distributions in Excess of Net Realized
 Capital Gains.............................     0.00      0.00    (0.09)     0.00      0.00       0.00
                                            --------  -------- --------  --------  --------    -------
    Total Distributions....................    (2.86)     0.00    (0.53)    (0.65)    (0.67)      0.00
                                            --------  -------- --------  --------  --------    -------
Net Asset Value, End of Period............. $  23.39  $  29.20 $  26.67  $  23.15  $  20.80    $ 23.35
                                            ========  ======== ========  ========  ========    =======
Total Return (%)...........................    (11.1)      9.5     17.5      14.4      33.5       (7.7)(b)
Ratio of Operating Expenses to Average Net
 Assets Before Expense Reductions (%)......     0.83      0.79     0.81      0.83      0.90       0.98 (c)
Ratio of Operating Expenses to Average Net
 Assets After Expense Reductions (%) (d)...     0.82      0.79       --        --        --       0.97 (c)
Ratio of Net Investment Income to Average
 Net Assets (%)............................     0.55      0.62     0.55      0.82      0.94       0.47 (c)
Portfolio Turnover Rate (%)................       21        25       22        25        17         21
Net Assets, End of Period (000)............ $878,630  $925,265 $655,599  $440,351  $280,448    $42,132
The Ratios of Operating Expenses to Average
 Net Assets without giving effect to the
 voluntary expense agreement would have
 been (%)..................................       --        --       --        --      0.90         --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                          FI Structured Equity Series

                                                                          Class A                         Class E
                                                     ------------------------------------------------  --------------
                                                                                                       May 1, 2001(a)
                                                                  Year Ended December 31,                 through
                                                     ------------------------------------------------   December 31,
                                                       2001      2000      1999      1998      1997         2001
                                                     --------  --------  --------  --------  --------  --------------
Net Asset Value, Beginning of Period................ $ 183.39  $ 198.49  $ 208.34  $ 179.98  $ 151.77     $177.17
                                                     --------  --------  --------  --------  --------     -------
Income From Investment Operations
Net Investment Income...............................     1.06      1.16      1.78      1.30      1.37        0.14
Net Realized and Unrealized Gain (Loss) on
 Investments........................................   (26.45)   (11.28)    17.51     42.44     48.76      (21.03)
                                                     --------  --------  --------  --------  --------     -------
    Total From Investment Operations                   (25.39)   (10.12)    19.29     43.74     50.13      (20.89)
                                                     --------  --------  --------  --------  --------     -------
Less Distributions
Distributions From Net Investment Income............    (1.49)     0.00     (1.78)    (1.31)    (1.35)       0.00
Distributions From Net Realized Capital Gains.......     0.00     (4.98)   (27.36)   (14.07)   (20.57)       0.00
                                                     --------  --------  --------  --------  --------     -------
    Total Distributions.............................    (1.49)    (4.98)   (29.14)   (15.38)   (21.92)       0.00
                                                     --------  --------  --------  --------  --------     -------
Net Asset Value, End of Period...................... $ 156.51  $ 183.39  $ 198.49  $ 208.34  $ 179.98     $156.28
                                                     ========  ========  ========  ========  ========     =======
Total Return (%)....................................    (13.9)     (5.2)      9.4      24.4      33.5       (11.8)(b)
Ratio of Operating Expenses to Average Net Assets
 Before Expense Reductions (%)                           0.78      0.73      0.74      0.78      0.82        0.93 (c)
Ratio of Operating Expenses to Average Net Assets
 After Expense Reductions (%) (d)                        0.74      0.70        --        --        --        0.89 (c)
Ratio of Net Investment Income to Average Net
 Assets (%).........................................     0.60      0.61      0.94      0.80      0.91        0.61 (c)
Portfolio Turnover Rate (%).........................      154       138       115       100        93         154
Net Assets, End of Period (000)..................... $298,982  $388,127  $417,540  $281,557  $152,738     $ 1,527

--------
(a)  Commencement of operations.
(b)  Periods less than one year are not computed on an annualized basis.
(c)  Computed on an annualized basis.
(d) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                        Loomis Sayles Small Cap Series

                                                                       Class A                         Class E
                                                  ------------------------------------------------  --------------
                                                                                                    May 1, 2001(a)
                                                               Year Ended December 31,                 through
                                                  ------------------------------------------------   December 31,
                                                    2001      2000      1999      1998      1997         2001
                                                  --------  --------  --------  --------  --------  --------------
Net Asset Value, Beginning of Period............. $ 210.41  $ 201.73  $ 153.52  $ 158.92  $ 144.29     $179.40
                                                  --------  --------  --------  --------  --------     -------
Income From Investment Operations
Net Investment Income............................     0.34      0.42      0.51      1.24      1.22        0.07
Net Realized and Unrealized Gain (Loss) on
 Investments.....................................   (19.28)    10.13     48.23     (4.01)    34.11       (2.44)
                                                  --------  --------  --------  --------  --------     -------
    Total From Investment Operations.............   (18.94)    10.55     48.74     (2.77)    35.33       (2.37)
                                                  --------  --------  --------  --------  --------     -------
Less Distributions
Distributions From Net Investment Income.........    (0.53)    (0.01)    (0.53)    (1.24)    (1.21)       0.00
Distributions From Net Realized Capital Gains....   (12.67)    (1.86)     0.00     (1.32)   (19.49)       0.00
Distributions in Excess of Net Realized Capital
 Gains...........................................    (1.02)     0.00      0.00     (0.07)     0.00        0.00
                                                  --------  --------  --------  --------  --------     -------
    Total Distributions..........................   (14.22)    (1.87)    (0.53)    (2.63)   (20.70)       0.00
                                                  --------  --------  --------  --------  --------     -------
Net Asset Value, End of Period................... $ 177.25  $ 210.41  $ 201.73  $ 153.52  $ 158.92     $177.03
                                                  ========  ========  ========  ========  ========     =======
Total Return (%).................................     (8.8)      5.2      31.8      (1.7)     24.9        (1.3)(b)
Ratio of Operating Expenses to Average Net Assets
 Before Expense Reductions (%)...................     1.00      0.96      1.00      1.00      1.00        1.15 (c)
Ratio of Operating Expenses to Average Net Assets
 After Expense Reductions (%) (d)................     1.00      0.95        --        --        --        1.15 (c)
Ratio of Net Investment Income to Average Net
 Assets (%)......................................     0.18      0.22      0.34      0.88      0.97        0.27 (c)
Portfolio Turnover Rate (%)......................      111       148       146       111        87         111
Net Assets, End of Period (000).................. $406,525  $486,439  $322,318  $238,589  $200,105     $ 2,142
The Ratios of Operating Expenses to Average Net
 Assets without giving effect to the voluntary
 expense agreement would have been (%)...........     1.00      0.95      1.10      1.10      1.14        1.15

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                          MFS Investors Trust Series

                                                                                    Class A                  Class E
                                                                      -------------------------------     --------------
                                                                         Year Ended     April 30, 1999(a) May 1, 2001(a)
                                                                        December 31,         through         through
                                                                      ----------------    December 31,     December 31,
                                                                       2001     2000          1999             2001
                                                                      -------  -------  ----------------- --------------
Net Asset Value, Beginning of Period................................. $ 10.23  $ 10.26       $10.00           $ 9.56
                                                                      -------  -------       ------           ------
Income From Investment Operations
Net Investment Income................................................    0.05     0.04         0.02             0.01
Net Realized and Unrealized Gain (Loss) on Investments...............   (1.67)   (0.06)        0.26            (1.00)
                                                                      -------  -------       ------           ------
    Total From Investment Operations.................................   (1.62)   (0.02)        0.28            (0.99)
                                                                      -------  -------       ------           ------
Less Distributions
Distributions From Net Investment Income.............................   (0.04)   (0.01)       (0.02)            0.00
                                                                      -------  -------       ------           ------
    Total Distributions..............................................   (0.04)   (0.01)       (0.02)            0.00
                                                                      -------  -------       ------           ------
Net Asset Value, End of Period....................................... $  8.57  $ 10.23       $10.26           $ 8.57
                                                                      =======  =======       ======           ======
Total Return (%).....................................................   (15.9)    (0.2)         2.9 (b)        (10.4)(b)
Ratio of Operating Expenses to Average Net Assets (%)................    0.90     0.90         0.90 (c)         1.05 (c)
Ratio of Net Investment Income to Average Net Assets (%).............    0.58     0.51         0.45 (c)         0.26 (c)
Portfolio Turnover Rate (%)..........................................      86       68           60 (c)           86
Net Assets, End of Period (000)...................................... $24,506  $18,422       $6,841           $  730
The Ratios of Operating Expenses to Average Net Assets without giving
 effect to the voluntary expense agreement would have been (%).......    1.37     1.57         2.03 (c)         1.52 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                         MFS Research Managers Series

                                                                          Class A                  Class E
                                                            -------------------------------     --------------
                                                               Year Ended     April 30, 1999(a) May 1, 2001(a)
                                                              December 31,         through         through
                                                            ----------------    December 31,     December 31,
                                                             2001     2000          1999             2001
                                                            -------  -------  ----------------- --------------
Net Asset Value, Beginning of Period....................... $ 11.54  $ 11.98       $10.00           $10.52
                                                            -------  -------       ------           ------
Income From Investment Operations
Net Investment Income......................................    0.01     0.02         0.00             0.02
Net Realized and Unrealized Gain (Loss) on Investments.....   (2.42)   (0.45)        1.98            (1.53)
                                                            -------  -------       ------           ------
    Total From Investment Operations.......................   (2.41)   (0.43)        1.98            (1.51)
                                                            -------  -------       ------           ------
Less Distributions
Distributions From Net Investment Income...................    0.00    (0.01)        0.00             0.00
Distributions From Net Realized Capital Gains..............   (0.09)    0.00         0.00             0.00
                                                            -------  -------       ------           ------
    Total Distributions....................................   (0.09)   (0.01)        0.00             0.00
                                                            -------  -------       ------           ------
Net Asset Value, End of Period............................. $  9.04  $ 11.54       $11.98           $ 9.01
                                                            =======  =======       ======           ======
Total Return (%)...........................................   (21.0)    (3.6)        19.8 (b)        (14.4)(b)
Ratio of Operating Expenses to Average Net Assets Before
 Expense Reductions (%)....................................    0.90     0.90         0.90 (c)         1.05 (c)
Ratio of Operating Expenses to Average Net Assets After
 Expense Reductions (%)(d).................................    0.90     0.90           --             1.05 (c)
Ratio of Net Investment Income to Average Net Assets (%)...    0.14     0.09        (0.06)(c)         0.08 (c)
Portfolio Turnover Rate (%)................................      98       83           84 (c)           98
Net Assets, End of Period (000)............................ $42,191  $53,910       $6,872           $  377
The Ratios of Operating Expenses to Average Net Assets
 without giving effect to the voluntary expense agreement
 would have been (%).......................................    1.06     1.25         2.03 (c)         1.21 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                            NEW ENGLAND ZENITH FUND
               501 Boylston Street, Boston, Massachusetts 02116
                                (800) 356-5015

Statement of Additional Information (SAI)

The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund's annual and semi-annual reports to shareholders contain additional information about each Series. The Fund's annual report discusses the market conditions and investment strategies that significantly affected each Series' performance during its last fiscal year. The financial statements in the Fund's most recent annual report to shareholders are incorporated by reference into this prospectus.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Series, or make shareholder inquiries by calling toll free
(800) 356-5015.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

New England Zenith Fund's Investment Company Act file number is 811-3728.

                            NEW ENGLAND ZENITH FUND

                                    Class A
                                    Class B
                                    Class E

                   STATE STREET RESEARCH BOND INCOME SERIES

                            PROSPECTUS MAY 1, 2002

                               Table of Contents

Overview of New England Zenith Fund..................................  1
State Street Research Bond Income Series.............................  2
Other Information about the Fund..................................... 10
Financial Highlights................................................. 12

                      Overview of New England Zenith Fund

Organization

The Fund is a mutual fund, consisting of seventeen separate investment portfolios which are called "Series." The Fund offers Class A, Class B and Class E shares. One of the Fund's Series, State Street Research Bond Income Series, is offered through this prospectus. MetLife Advisers, LLC ("MetLife Advisers") is the investment adviser to each Series. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Series. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Trustees of the Fund relating to hiring and replacing subadvisers.

Investors

Fund shares are offered only to separate accounts established by New England Life Insurance Company ("New England Financial"), Metropolitan Life Insurance Company ("Metropolitan Life"), MetLife Investors USA Insurance Company ("MetLife Investors"), General American Life Insurance Company ("General American") or other insurance companies affiliated with any of these insurance companies (the "Separate Accounts") and to certain eligible qualified retirement plans ("Qualified Plans"). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The Fund will offer shares directly to Qualified Plans through a separate prospectus. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts, or Qualified Plans that an investor in the Fund may pay under insurance or annuity contracts.




A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.


The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                   State Street Research Bond Income Series

Investment Objective

The investment objective of the State Street Research Bond Income Series ("Bond Income") is a competitive total return primarily from investing in fixed-income securities. This investment objective may be changed without shareholder approval.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Series, invests, under normal circumstances, at least 80% of Bond Income's assets in fixed-income securities. You will receive 60 days prior notice if this 80% minimum is going to change. The Series may invest in investment grade fixed-income securities, obligations of the U.S. Treasury or any U.S. government agency, mortgage-backed and asset-backed securities, corporate debt securities of U.S. and foreign issuers, and cash equivalents. The Series may also invest in securities through Rule 144A and other private placement transactions.

Bond Income may also invest up to 30% of its total assets in a combination of
(i) non-U.S. dollar-denominated securities (not exceeding 20% of the Series' total assets); (ii) lower quality, high yield securities (not exceeding 20% of the Series total assets) and (iii) securities of issuers located in developing or emerging market countries (not exceeding 10% of the Series' total assets). (Securities purchased by the Series within the 10% limit in clause (iii) will not be counted toward the limits in clauses (i) or (ii), but will be counted toward the overall 30% limit.)

In addition to bonds, Bond Income's high yield securities may include convertible bonds, convertible preferred stocks, and warrants and other securities attached to bonds or other fixed- income securities.

The Series may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Series or to adjust the Series' duration.



Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

A futures contract is an obligation to buy or sell an asset on a specified future date or an obligation to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

The Series may also invest in payment-in-kind securities, structured securities, when-issued securities, and zero coupon bonds.

  Investment Selection

State Street Research establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. State Street Research also allocates the Series' investments among bond market sectors (such as U.S. Treasury securities, U.S. government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. State Street Research also decides how the Series' portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, State Street Research relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

Although Bond Income does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of its foreign currency exposure.

State Street Research monitors and adjusts the Series' investments to try to maintain a duration generally within 1 1/2 years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2001, the duration of this index was
4.54 years.

Principal Investment Risks

Investing in Bond Income involves risks. Bond Income may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Bond Income include:

   . A general decline in U.S. or foreign fixed-income security markets.

   . Poor performance of individual fixed-income securities held by Bond
     Income, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.



A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Series' duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets. Bond Income may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts or futures contracts, to manage these risks. Although State Street Research does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of the Series' foreign currency exposure. However, State Street Research cannot assure that these techniques will be effective.

  Other Risks

Rule 144A and other Private Placement Securities. The Series may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Series may not, however, purchase any security if, as a result, more than 15% of the Series' net assets would be invested in securities considered to be illiquid by State Street Research.

Payment-in-Kind (PIK) Securities. The Series may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

Structured Securities. The Series may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities. The Series may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Zero (or Step) Coupons. The Series may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

no interest for some or all of its life. Interest, however, is reported as income to the Series and the Series is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Series to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Warrants. The Series may invest in warrants and other equity securities attached to high yield bonds and other fixed-income securities. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities, but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Asset-backed Securities. The Series may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Convertible Securities. The Series may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying equity security.

New Securities. The Series may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Series' objective and strategies.

Temporary Defensive Positions

Bond Income intends normally to remain fully invested in the investments described above. However, for temporary defensive purposes in response to market, economic, political or other conditions, the Series reserves the right to hold all or a substantial portion of its assets in money market instruments and repurchase agreements. Although a defensive strategy may help insulate the Series from a downturn in securities markets, it could prevent the Series from capturing the gains it would otherwise achieve if the Series did not employ a defensive strategy. The use of a defensive strategy may prevent the Series from achieving its investment objective.

Statement of Additional Information

Bond Income may invest in securities and engage in certain investment practices not discussed in this prospectus. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the back cover of the prospectus to receive a free copy of the SAI.



Repurchase Agreements are agreements under which a Series purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Series at a later date. Repurchase agreements allow a Series to earn a return on available cash at relatively low credit risk.

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of Bond Income for the last ten full calendar years. The table following the bar chart compares the average annual total returns of Bond Income to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Bond Income's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to Bond Income. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research.
                                    [CHART]


1992         8.2%
1993        12.6
1994        (3.4)
1995        21.2
1996         4.6
1997        10.9
1998         9.0
1999        (0.5)
2000         8.1
2001         8.8

During the period shown above, the highest quarterly return was 7.65% for the second quarter of 1995, and the lowest quarterly return was -3.05% for the first quarter of 1994. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31


                                                 Past One Year Past Five Years Past Ten Years
                                                 ------------- --------------- --------------
Class A.........................................     8.82%          7.21%          7.77%
Class B*........................................     8.57%          6.96%          7.52%
Class E**.......................................       N/A            N/A            N/A
Lehman Brothers Intermediate
  Government/Credit Index.......................     8.96%          7.10%          6.81%
Lehman Brothers Aggregate Bond Index***.........     8.44%          7.43%          7.23%
Lipper Variable Products Intermediate Investment
  Grade Debt Fund Average.......................     8.24%          6.61%          6.77%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Class E shares of Bond Income are being offered for the first time through this prospectus.
*** In the future, the Series' performance will be compared to the Lehman
    Brothers Aggregate Bond Index, instead of the Lehman Brothers Government/Credit Index. The Aggregate Bond Index more accurately describes the universe of securities in which the Series currently invests.

Portfolio Management

As of December 31, 2001, State Street Research managed approximately $46 billion in assets. State Street Research, an affiliate of MetLife, is located at One Financial Center, Boston, Massachusetts 02111.

State Street Research's Fixed Income Team is responsible for managing the portfolio and for making decisions with regard to duration targets, to yield curve positioning, and to weightings of sectors and types of securities.

Bond Income pays MetLife Advisers an investment advisory fee at the annual rate of 0.40% for the first $1 billion of the Series' average daily net assets, 0.35% for the next $1 billion, 0.30% for the next $1 billion and 0.25% for amounts over $3 billion. For the year ended December 31, 2001, Bond Income paid MetLife Advisers an investment advisory fee of 0.40% of the Series' average daily net assets.

                       Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Series pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Series and MetLife Advisers pays each subadviser's fees. MetLife Advisers is responsible for overseeing the subadvisers and for hiring and replacing subadvisers, subject to approval by the Board of Trustees of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund.

Adviser/Subadviser Relationship

The Fund has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Trustees must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits the Fund to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Trustees. The Fund will notify shareholders of any subadviser changes and any other event of which notification is required under the order.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted a Distribution and Services Plan under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B shares and Class E shares (the "12b-1 Plan"). The Fund has entered into a Distribution Agreement with New England Securities Corporation as distributor (the "Distributor"). Under the Distribution Agreement, the Class B shares and Class E shares of the Fund each pay a service fee, accrued daily and paid monthly. The Distributor uses the service fees to compensate certain other parties for providing personal and account maintenance services relating to the Class B shares and Class E shares of a Series. These other parties may include the insurance companies (or their affiliates) that have established the Separate Accounts and other broker-dealers and financial intermediaries. The Distribution Agreement provides for an annual service fee equal to 0.25% of the average daily net assets of the Class B shares of each Series and an annual service fee equal to 0.15% of the average daily net assets of the Class E shares of each Series. These fees will increase the cost of investing over time. Under the 12b-1 Plan, the Trustees are authorized, without a shareholder vote, to increase the service fee payable by any class of a Series to 0.25%, and to implement a separate distribution fee for any class of a Series of up to 0.25% of the average daily net assets of such class.

Share Valuation and Pricing

  Net Asset Value

Bond Income determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or the Qualified Plan. The net asset value per share for Bond Income is calculated by dividing the Series' net assets by its number of outstanding shares.

  Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by Bond Income are valued at amortized cost. Other portfolio securities of Bond Income normally are valued at market value. If no current market value is readily available for a portfolio security, the Fund's Board of Trustees is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to MetLife Advisers or the subadviser of the Series.

Dividends and Capital Gain Distributions

Currently, Bond Income annually pays as dividends substantially all net investment income (including any short-term capital gains). The Series also annually distributes all net realized capital gains, if any, after offsetting any capital loss carryovers. Bond Income may pay dividends from net investment income more or less often if the Fund's Board of Trustees deems it appropriate and if such change would not cause the Series to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires Bond Income to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, the Series must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Series so elects) of such year.

Dividends and distributions of Bond Income are automatically reinvested in additional shares of that Series.

Taxes

The Series is a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code. So long as the Series distributes all of its net investment income and net capital gains to its shareholders, the Series itself does not pay any federal income tax. Although the Series intends to operate so that it will have no federal income tax liability on income and gains it distributes to the separate accounts, if any such liability is incurred, the investment performance of the Series will be adversely affected. In addition, the Series' investments in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of the Series. In addition, the Series' investment in foreign securities or foreign currencies may increase or accelerate the Series' recognition of ordinary income and may affect the timing or amount of the Series' distributions.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Series in which such accounts invest, must meet certain diversification requirements. The Series intends to comply with these requirements. If the Series does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

The Series' investments in certain debt obligations may cause the Series to recognize taxable income in excess of the cash generated by such obligations. Thus, the Series could be required at times to liquidate other investments in order to satisfy its distribution requirements.

                             Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2001) of Bond Income for the past 5 years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report for 2001, along with the Fund's financial statements, are included in the annual report which is available upon request.

                   State Street Research Bond Income Series

                                                               Class A                         Class B
                                           -----------------------------------------------  --------------
                                                                                            May 1, 2001(a)
                                                       Year Ended December 31,                 through
                                           -----------------------------------------------   December 31,
                                             2001      2000     1999      1998      1997         2001
                                           --------  -------- --------  --------  --------  --------------
Net Asset Value, Beginning of Period...... $ 109.66  $ 101.40 $ 109.89  $ 108.52  $ 105.63     $103.37
                                           --------  -------- --------  --------  --------     -------
Income From Investment Operations
Net Investment Income.....................     5.92      7.82     7.67      6.76      7.43        0.84
Net Realized and Unrealized Gain (Loss) on
 Investments..............................     3.20      0.44    (8.18)     3.00      4.05        4.49
                                           --------  -------- --------  --------  --------     -------
    Total From Investment Operations......     9.12      8.26    (0.51)     9.76     11.48        5.33
                                           --------  -------- --------  --------  --------     -------
Less Distributions
Distributions From Net Investment Income..    (9.45)     0.00    (7.72)    (6.64)    (7.51)       0.00
Distributions From Net Realized Capital
 Gains....................................     0.00      0.00    (0.16)    (1.75)    (1.08)       0.00
Distributions in Excess of Net Realized
 Capital Gains............................     0.00      0.00    (0.10)     0.00      0.00        0.00
                                           --------  -------- --------  --------  --------     -------
    Total Distributions...................    (9.45)     0.00    (7.98)    (8.39)    (8.59)       0.00
                                           --------  -------- --------  --------  --------     -------
Net Asset Value, End of Period............ $ 109.33  $ 109.66 $ 101.40  $ 109.89  $ 108.52     $108.70
                                           ========  ======== ========  ========  ========     =======
Total Return (%)..........................      8.8       8.1     (0.5)      9.0      10.9         5.2 (b)
Ratio of Operating Expenses to Average Net
 Assets (%)...............................     0.49      0.47     0.48      0.48      0.52        0.74 (c)
Ratio of Net Investment Income to Average
 Net Assets (%)...........................     5.99      7.37     7.12      6.66      6.97        5.07 (c)
Portfolio Turnover Rate (%)...............      271        81       77        82        40         271
Net Assets, End of Period (000)........... $349,417  $283,140 $283,856  $267,791  $202,888     $ 7,931

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                            NEW ENGLAND ZENITH FUND
               501 Boylston Street, Boston, Massachusetts 02116
                                (800) 356-5015

Statement of Additional Information (SAI)

The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund's annual and semi-annual reports to shareholders contain additional information about each Series. The Fund's annual report discusses the market conditions and investment strategies that significantly affected the Series' performance during its last fiscal year. The financial statements in the Fund's most recent annual report to shareholders are incorporated by reference into this prospectus.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Series, or make shareholder inquiries by calling toll free
(800) 356-5015.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

New England Zenith Fund's Investment Company Act file number is 811-3728.

                            NEW ENGLAND ZENITH FUND

                                    Class A
                                    Class B
                                    Class E

MONEY MARKET SERIES                       EQUITY SERIES

State Street Research Money Market Series Alger Equity Growth Series
                                          Davis Venture Value Series
FIXED-INCOME SERIES                       FI Mid Cap Opportunities Series
                                          FI Structured Equity Series (formerly
Salomon Brothers Strategic Bond             Westpeak Growth and Income Series)
  Opportunities Series                    Harris Oakmark Focused Value Series
Salomon Brothers U.S. Government Series     (formerly, Harris Oakmark Mid Cap
State Street Research Bond Income Series    Value Series)
                                          Loomis Sayles Small Cap Series
EQUITY AND FIXED-INCOME SERIES            MFS Investors Trust Series
                                          MFS Research Managers Series
Balanced Series

This prospectus is designed to help you decide whether to invest in the Fund and which Series best match your investment objectives. The prospectus is divided into three Sections:

   I   A brief overview of the structure of the Fund and the Series.

   II Information about each Series, including investment objectives, investment strategies and risks.

   III Other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                  MAY 1, 2002

                               TABLE OF CONTENTS

Section I--Overview of New England Zenith Fund....................... B-3
Section II--Information about each Series............................ B-5
Section III--Other Information about the Fund........................ B-66
Financial Highlights................................................. B-69

                         Information about each Series
                         -----------------------------
State Street Research Money Market Series............................ B-6
Salomon Brothers Strategic Bond Opportunities Series................. B-9
Salomon Brothers U.S. Government Series.............................. B-14
State Street Research Bond Income Series............................. B-18
Balanced Series...................................................... B-25
Alger Equity Growth Series........................................... B-32
Davis Venture Value Series........................................... B-34
FI Mid Cap Opportunities Series...................................... B-38
FI Structured Equity Series.......................................... B-41
Harris Oakmark Focused Value Series.................................. B-46
Loomis Sayles Small Cap Series....................................... B-52
MFS Investors Trust Series........................................... B-58
MFS Research Managers Series......................................... B-62

                Section I--Overview of New England Zenith Fund

Organization

The Fund is a mutual fund, consisting of seventeen separate investment portfolios, which offers Class A, Class B and Class E shares. Thirteen of these portfolios (the "Series") are offered through this prospectus. MetLife Advisers, LLC ("MetLife Advisers") is the investment adviser to all the Series. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for the Series. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Trustees of the Fund relating to hiring and replacing subadvisers.

Each Series other than the Harris Oakmark Focused Value Series is a "diversified" fund. As a "non-diversified" fund, the Harris Oakmark Focused Value Series may hold fewer securities than the other Series. If the stocks held by this Series perform poorly, the Series could incur greater losses than if it had invested in a greater number of stocks.

Investors

Fund shares are offered only to separate accounts established by New England Life Insurance Company ("New England Financial"), Metropolitan Life Insurance Company ("Metropolitan Life"), MetLife Investors USA Insurance Company ("MetLife Investors"), General American Life Insurance Company ("General American") or other insurance companies affiliated with any of these insurance companies (the "Separate Accounts") and to certain eligible qualified retirement plans ("Qualified Plans"). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The Fund will offer shares directly to Qualified Plans through a separate prospectus. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts, or Qualified Plans that an investor in the Fund may pay under insurance or annuity contracts.

Types of Investments

Each Series invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income.

  Equity Securities

Equity securities include common stocks, preferred stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the "issuer" of the stock. Stocks often pay a dividend.

Investment advisers often characterize stocks as "growth stocks" or "value stocks." Generally, an investment adviser considers a stock to be a growth stock if it expects the company's earnings to grow more




A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.



A dividend is a payment made by a company to a shareholder that typically is based on the company's performance. A dividend may be paid as cash or additional securities.

rapidly than earnings of other companies. An investment adviser using a "growth" style of investing will be more likely than an adviser using a "value" style to buy a stock which is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as it would have otherwise, if the market does not agree with the subadviser's view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or "total return," of the Series that invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Each type of stock, such as stocks in different market capitalization categories, including "small cap," "mid cap," and "large cap," and in different investment style categories, such as value or growth, tend to go through cycles of performing better or worse than the stock market in general. These periods in the past have lasted for as long as several years.

  Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the maturity date, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Series invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or "yields." Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.




The maturity date is the date on which a fixed-income security "matures." This is the date on which the borrower must pay back the borrowed amount, which is known as the principal.

                   Section II--Information about each Series

This Section discusses the principal investment strategies and risks of investing in each Series. However, each Series may invest in securities and engage in certain investment practices not discussed below. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the back cover of the Prospectus to receive a free copy of the SAI.

Investment Objectives

The investment objective of each Series may be changed without shareholder approval.

Temporary Defensive Positions

Each Series intends normally to remain fully invested in its respective type of investments. However, for temporary defensive purposes in response to market, economic, political or other conditions, each Series, other than the State Street Research Money Market Series, reserves the right to hold all or a substantial portion of its assets in cash or fixed-income investments. The types of securities in which a Series may invest include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. The FI Structured Equity Series and the FI Mid Cap Opportunities Series may also invest without limitation in preferred stocks and investment grade debt instruments for temporary defensive purposes. No estimate can be made as to when or for how long a Series may employ a defensive strategy. Although a defensive strategy may help insulate a Series from a downturn in securities markets, it could prevent the Series from capturing the gains it would otherwise achieve if the Series did not employ a defensive strategy. The use of a defensive strategy may prevent a Series from achieving its investment objective.

Portfolio Turnover

Each Series may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Series may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

Investment Percentage Requirements and Capitalization

Several of the Series have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types of investments or to certain ranges of market capitalization. These percentage requirements and capitalization ranges apply at the time an investment is made. A change in the value of an investment after it is acquired does not create a violation of these policies or ranges. For the FI Mid Cap Opportunities Series, a company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Series' investment.


Repurchase agreements are agreements under which a Series purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Series at a later date. Repurchase agreements allow a Series to earn a return on available cash at relatively low credit risk.

                   State Street Research Money Market Series

Investment Objective

The investment objective of the State Street Research Money Market Series ("Money Market") is a high level of current income consistent with preservation of capital.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Series, invests Money Market's assets in a managed portfolio of money market instruments. The Series may invest in the highest quality, short-term money market instruments or in U.S. government securities. The Series may invest in commercial paper and asset-backed securities, including those issued in Rule 144A and other private placement transactions. The Series also may invest in U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Series may invest all of its assets in any one type of security.

  Investment Selection

Money Market invests in short-term U.S. Government securities and corporate and asset-backed securities rated in the highest rating category by any two of Standard & Poor's, Moody's, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). U.S. Government securities include securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. Money Market may also invest in unrated securities, if they are determined by State Street Research to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker's acceptances and master demand notes.

The dollar-weighted average portfolio maturity of the Series may not exceed 90 days.

Principal Investment Risks

An investment in Money Market is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although Money Market seeks to preserve the value of your investment at $100.00 per share, it is possible to lose money by investing in Money Market.

Factors that could harm the investment performance of Money Market include:

   . A general decline in U.S. or foreign fixed-income security markets.


A money market fund is a type of mutual fund that only invests in certain types of high quality securities with short maturities. These securities are sometimes referred to as money market instruments.

Commercial paper is a kind of money market instrument issued to raise money for short-term purposes. Commercial paper may be issued by corporations to raise cash for their short-term, day-to-day, operational needs. Asset-backed commercial paper may be issued by intermediate trusts or similar entities that form pools of credit-card receivables or other assets used to back the commercial paper. Corporate or asset-backed commercial paper and other asset-backed securities are traded primarily among institutions.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

   . Poor performance of individual money market instruments held by Money
     Market, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

  Fixed-income Securities

Because of the short maturity and high credit quality of money market instruments, the risks associated with these instruments is generally lower than the risks associated with other fixed-income securities.

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A and other Private Placement Securities. The Series may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Series may not, however, purchase any security if, as a result, more than 10% of the Series' net assets would be invested in securities considered to be illiquid by State Street Research.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of Money Market for the last ten full calendar years. The table following the bar chart compares the average annual total returns of Money Market to the returns of the 91-Day Treasury Bill Rate. This information helps illustrate the volatility of Money Market's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to Money Market. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research.

                                    [CHART]


1992  1993  1994  1995  1996  1997  1998  1999  2000  2001
----  ----  ----  ----  ----  ----  ----  ----  ----  ----
3.8%  3.0%  4.0%  5.6%  5.1%  5.3%  5.3%  5.0%  6.2%  4.0%

During the period shown above, the highest quarterly return was 1.61% for the third quarter of 2000, and the lowest quarterly return was 0.57% for the fourth quarter of 2001. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                              Past One Year Past Five Years Past Ten Years
                              ------------- --------------- --------------
Class A......................     3.95%          5.11%          4.71%
Class B*.....................     3.69%          4.86%          4.46%
Class E**....................       N/A            N/A            N/A
91-Day Treasury Bill Rate....     3.25%          4.76%          4.51%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Class E shares of Money Market are being offered for the first time through this prospectus.

Portfolio Management

As of December 31, 2001, State Street Research managed approximately $46 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

Money Market pays MetLife Advisers an investment advisory fee at the annual rate of 0.35% for the first $1 billion of the Series' average daily net assets, 0.30% for the next $1 billion, and 0.25% for amounts over $2 billion. For the year ended December 31, 2001, Money Market paid MetLife Advisers an investment advisory fee of 0.35% of the Series' average daily net assets.

             Salomon Brothers Strategic Bond Opportunities Series

Investment Objective

The investment objective of the Salomon Brothers Strategic Bond Opportunities Series ("Strategic Bond") is a high level of total return consistent with preservation of capital.

Principal Investment Strategies

Salomon Brothers Asset Management Inc ("SBAM"), subadviser to the Series, invests, under normal circumstances, at least 80% of Strategic Bond's assets in three classes of bonds and other fixed-income securities: (1) U.S. investment grade securities (including U.S. Government obligations), (2) U.S. and foreign high yield debt, and (3) foreign government securities.

  Investment Selection

SBAM determines how to invest Strategic Bond's assets in several steps:

SBAM has an investment committee consisting of senior portfolio managers that analyzes current interest rate trends and their impact on potential economic scenarios. This committee meets every month to revise its estimate of interest rate and general market trends. Based on this analysis, Strategic Bond's portfolio managers allocate assets among the various classes of securities in which the Series invests. Once this allocation is set, SBAM focuses on specific investment opportunities within those areas.

SBAM considers many factors when selecting individual fixed-income securities, including the interest rate of the security, the interval at which the interest rate adjusts, the date of maturity of the security and the creditworthiness of the issuer. SBAM also considers Strategic Bond's likely need for liquidity, which can be influenced by redemptions (and opportunities for purchases of other securities), and the duration of the portfolio, which will generally be approximately 4.5 years.

Principal Investment Risks

Investing in Strategic Bond involves risks. Strategic Bond may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Strategic Bond include:

   . A general decline in U.S. or foreign fixed-income security markets.

   . Poor performance of the classes of fixed-income securities held by Strategic Bond.




Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Series' duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

   . Poor performance of individual fixed-income securities held by Strategic
     Bond, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage Dollar Roll Transactions. The Series may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Series sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Series earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser's ability to forecast mortgage prepayment patterns on different mortgage pools.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those




Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.
Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. SBAM may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, SBAM cannot assure that these techniques will be effective.

  Emerging Markets

Strategic Bond may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Series may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad fixed-income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Series could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Series might not be able to close out futures transactions without incurring substantial losses.

  High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.





A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date or an obligation to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.



Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

  High Yield, High Risk Foreign Securities

SBAM may invest up to 100% of Strategic Bond's total assets in high yield, high risk foreign securities. High yield, high risk foreign securities are typically issued by issuers in emerging market countries, and will therefore be subject to emerging market risks in addition to risks of foreign securities described above. Other risks may include high interest rates and under collateralization.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Strategic Bond for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Strategic Bond to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Strategic Bond's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay.

                                    [CHART]


1995   1996   1997   1998  1999  2000  2001
-----  -----  -----  ----  ----  ----  ----
19.4%  14.4%  11.1%  2.0%  1.4%  7.0%  6.6%

During the period shown above, the highest quarterly return was 9.84% for the second quarter of 1995, and the lowest quarterly return was -2.44% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                      Life of the Series
                                      Past One Year Past Five Years   (October 31, 1994)
                                      ------------- --------------- -----------------------
Class A..............................      6.63%           5.66%             8.32%
Class B*.............................        N/A             N/A               N/A
Class E**............................      6.67%           5.51%             8.17%
Lehman Brothers Aggregate Bond
  Index..............................      8.44%           7.43%             8.25%
Lipper Variable Products General Bond                               Data only available for
  Fund Average.......................      5.76%           5.27%    full one-year periods

--------
* Class B shares of Strategic Bond are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Portfolio Management

As of December 31, 2001, SBAM managed approximately $31.5 billion in assets. SBAM is located at 399 Park Avenue, New York, New York 10022.

SBAM may delegate to its affiliate, Salomon Brothers Asset Management Limited ("SBAM Ltd."), any of its responsibilities with respect to transactions of Strategic Bond in foreign currencies and debt securities denominated in foreign currencies. SBAM Ltd. is located at Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England.

Roger Lavan is primarily responsible for the day-to-day management of the investment grade portion of Strategic Bond's portfolio. Mr. Lavan joined SBAM as Director and Portfolio Manager in 1990.

Peter Wilby is primarily responsible for the day-to-day management of the high yield and foreign sovereign securities portion of Strategic Bond's portfolio. Mr. Wilby joined SBAM in 1989 and is a Managing Director of SBAM.

David Scott is primarily responsible for the day-to-day management of currency transactions and certain non-dollar denominated debt securities investments of Strategic Bond's portfolio. Mr. Scott joined SBAM in 1994 and is a Managing Director of SBAM.

Strategic Bond pays MetLife Advisers an investment advisory fee at the annual rate of 0.65% of the Series' average daily net assets. For the year ended December 31, 2001, Strategic Bond paid MetLife Advisers an investment advisory fee at the same rate.

                    Salomon Brothers U.S. Government Series

Investment Objective

The investment objective of the Salomon Brothers U.S. Government Series (the "U.S. Government Series") is a high level of current income consistent with preservation of capital and maintenance of liquidity.

Principal Investment Strategies

Salomon Brothers Asset Management Inc ("SBAM"), subadviser to the Series, generally invests at least 80% of the assets of the U.S. Government Series in fixed-income securities issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities ("U.S. Government Securities"), including repurchase agreements collateralized by U.S. Government Securities, and collateralized mortgage obligations ("CMOs") that relate to U.S. Government Securities. The U.S. Government Series may also invest up to 20% of its total assets in investment grade fixed-income securities that are not U.S. Government Securities.

  Investment Selection

SBAM determines how to invest assets of the U.S. Government Series in several steps.

SBAM has an investment committee consisting of senior portfolio managers that analyzes current interest rate trends and their impact on potential economic scenarios. This committee meets every month to revise its estimate of interest rate and general economic trends. Based on this analysis, portfolio managers of the Series allocate assets among various classes of securities, including U.S. Treasury securities and securities of agencies or instrumentalities of the U.S. Government, mortgage-backed assets and investment grade fixed-income securities. The mortgage-backed assets in which the Series invests include GNMA and FNMA mortgage-backed securities as well as privately issued mortgage-backed securities, including CMOs.

SBAM considers many factors when selecting individual fixed-income securities, including the interest rate of the security, the interval at which that interest rate adjusts, the date of maturity of the security and the creditworthiness of the issuer. SBAM also considers the U.S. Government Series' likely need for liquidity, which can be influenced by redemptions and opportunities for purchases of other securities, and the duration of the portfolio, which SBAM will normally maintain between 2.5 and 5 years.



Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade".

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Series' duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

Principal Investment Risks

Investing in the U.S. Government Series involves risks. The U.S. Government Series may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the U.S. Government Series include:

   . A general decline in fixed-income security markets.

   . Poor performance of the types of fixed-income securities in which U.S.
     Government Series invests relative to other fixed-income securities.

   . Poor performance of individual fixed-income securities held by the U.S.
     Government Series, which may be due to interest rate risk or credit risk.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Collateralized Mortgage Obligations (CMOs). One type of security in which the U.S. Government Series can invest is a CMO. CMOs are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the U.S. Government Series are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government Securities.

Mortgage Dollar Roll Transactions. The Series may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Series sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Series earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser's ability to forecast mortgage prepayment patterns on different mortgage pools.




Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is called a premium.

  Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Series may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad fixed-income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Series could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Series might not be able to close out futures transactions without incurring substantial losses.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the U.S. Government Series for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of the U.S. Government Series to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of the returns of the U.S. Government Series. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay.
                                    [CHART]


1995     15.0
1996      3.3
1997      8.6
1998      7.5
1999      0.2
2000     10.5
2001      6.7

During the period shown above, the highest quarterly return was 5.52% for the second quarter of 1995, and the lowest quarterly return was -1.45% for the first quarter of 1996. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                       Life of the Series
                                       Past One Year Past Five Years   (October 31, 1994)
                                       ------------- --------------- -----------------------
Class A...............................     6.72%          6.63%                        7.22%
Class B*..............................       N/A            N/A                          N/A
Class E**.............................     6.57%          6.48%                        7.07%
Lehman Brothers Intermediate
  Government Bond Index...............     8.42%          7.06%                        7.44%
Lipper Variable Products U.S. Mortgage                               Data only available for
  and GNMA Fund Average***............     7.40%          6.90%      full one-year periods

--------
* Class B shares of U.S. Government are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.
*** Includes all funds in the Lipper Variable Products U.S. Mortgage Fund
    Average and the Lipper Variable Products GNMA Fund Average.

Portfolio Management

As of December 31, 2001, SBAM managed approximately $31.5 billion in assets. SBAM is located at 399 Park Avenue, New York, New York 10022.

Roger Lavan has been primarily responsible for the day-to-day management of the U.S. Government Series since its inception. Mr. Lavan joined SBAM as Director and Portfolio Manager in 1990.

U.S. Government Series pays MetLife Advisers an investment advisory fee at the annual rate of 0.55% of the Series' average daily net assets. For the year ended December 31, 2001, U.S. Government Series paid MetLife Advisers an investment advisory fee at the same rate.

                   State Street Research Bond Income Series

Investment Objective

The investment objective of the State Street Research Bond Income Series ("Bond Income") is a competitive total return primarily from investing in fixed-income securities.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Series, invests, under normal circumstances, at least 80% of Bond Income's assets in fixed-income securities. You will receive 60 days prior notice if this 80% minimum is going to change. The Series may invest in investment grade fixed-income securities, obligations of the U.S. Treasury or any U.S. government agency, mortgage-backed and asset-backed securities, corporate debt securities of U.S. and foreign issuers, and cash equivalents. The Series may also invest in securities through Rule 144A and other private placement transactions.

Bond Income may also invest up to 30% of its total assets in a combination of
(i) non-U.S. dollar-denominated securities (not exceeding 20% of the Series' total assets); (ii) lower quality, high yield securities (not exceeding 20% of the Series total assets) and (iii) securities of issuers located in developing or emerging market countries (not exceeding 10% of the Series' total assets). (Securities purchased by the Series within the 10% limit in clause (iii) will not be counted toward the limits in clauses (i) or (ii), but will be counted toward the overall 30% limit.)

In addition to bonds, Bond Income's high yield securities may include convertible bonds, convertible preferred stocks, and warrants and other securities attached to bonds or other fixed-income securities.

The Series may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Series or to adjust the Series' duration.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

A futures contract is an obligation to buy or sell an asset on a specified future date or an obligation to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

The Series may also invest in payment-in-kind securities, structured securities, when-issued securities, and zero coupon bonds.

  Investment Selection

State Street Research establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. State Street Research also allocates the Series' investments among bond market sectors (such as U.S. Treasury securities, U.S. government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. State Street Research also decides how the Series' portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, State Street Research relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

Although Bond Income does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of its foreign currency exposure.

State Street Research monitors and adjusts the Series' investments to try to maintain a duration generally within 1 1/2 years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2001, the duration of this index was
4.54 years.

Principal Investment Risks

Investing in Bond Income involves risks. Bond Income may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Bond Income include:

   . A general decline in U.S. or foreign fixed-income security markets.

   . Poor performance of individual fixed-income securities held by Bond
     Income, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Series' duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets. Bond Income may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts or futures contracts, to manage these risks. Although State Street Research does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of the Series' foreign currency exposure. However, State Street Research cannot assure that these techniques will be effective.

  Other Risks

Rule 144A and other Private Placement Securities. The Series may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Series may not, however, purchase any security if, as a result, more than 15% of the Series' net assets would be invested in securities considered to be illiquid by State Street Research.

Payment-in-Kind (PIK) Securities. The Series may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

Structured Securities. The Series may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities. The Series may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Zero (or Step) Coupons. The Series may invest in zero coupon securities. A zero coupon security is a debt security that is



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Series and the Series is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Series to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Warrants. The Series may invest in warrants and other equity securities attached to high yield bonds and other fixed-income securities. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities, but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Asset-backed Securities. The Series may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Convertible Securities. The Series may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying equity security.

New Securities. The Series may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Series' objective and strategies.

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of Bond Income for the last ten full calendar years. The table following the bar chart compares the average annual total returns of Bond Income to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Bond Income's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to Bond Income. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research.
                                    [CHART]


1992         8.2
1993        12.6
1994        (3.4)
1995        21.2
1996         4.6
1997        10.9
1998         9.0
1999        (0.5)
2000         8.1
2001         8.8

During the period shown above, the highest quarterly return was 7.65% for the second quarter of 1995, and the lowest quarterly return was -3.05% for the first quarter of 1994. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31


                                                 Past One Year Past Five Years Past Ten Years
                                                 ------------- --------------- --------------
Class A.........................................     8.82%          7.21%          7.77%
Class B*........................................     8.57%          6.96%          7.52%
Class E**.......................................       N/A            N/A            N/A
Lehman Brothers Intermediate
  Government/Credit Index.......................     8.96%          7.10%          6.81%
Lehman Brothers Aggregate Bond Index***.........     8.44%          7.43%          7.23%
Lipper Variable Products Intermediate Investment
  Grade Debt Fund Average.......................     8.24%          6.61%          6.77%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Class E shares of Bond Income are being offered for the first time through this prospectus.
*** In the future, the Series' performance will be compared to the Lehman
    Brothers Aggregate Bond Index, instead of the Lehman Brothers Government/Credit Index. The Aggregate Bond Index more accurately describes the universe of securities in which the Series currently invests.

Portfolio Management

As of December 31, 2001, State Street Research managed approximately $46 billion in assets. State Street Research, an affiliate of MetLife, is located at One Financial Center, Boston, Massachusetts 02111.

State Street Research's Fixed Income Team is responsible for managing the portfolio and for making decisions with regard to duration targets, to yield curve positioning, and to weightings of sectors and types of securities.

Bond Income pays MetLife Advisers an investment advisory fee at the annual rate of 0.40% for the first $1 billion of the Series' average daily net assets, 0.35% for the next $1 billion, 0.30% for the next $1 billion and 0.25% for amounts over $3 billion. For the year ended December 31, 2001, Bond Income paid MetLife Advisers an investment advisory fee of 0.40% of the Series' average daily net assets.

                                Balanced Series

Investment Objective

The investment objective of the Balanced Series is long-term total return from a combination of capital appreciation and current income.

Principal Investment Strategies

Wellington Management Company, LLP ("Wellington Management"), subadviser to the Series, invests the Balanced Series' assets in a balanced portfolio of stocks and bonds. The "neutral position" of the Balanced Series portfolio consists of 60% stocks and other equity securities and 40% U.S. and foreign bonds. In response to current market conditions, Wellington Management may vary the percentage of the Balanced Series invested in equity securities from 50% to 70% of the Balanced Series' total assets and the fixed-income investments from 30% to 50% of the Series' total assets. Wellington Management will invest the equity portion of the Balanced Series primarily in stocks of U.S. companies with larger market capitalizations (generally greater than $6 billion), using a blend of top-down sector analysis and bottom-up security selection. Wellington Management will invest the fixed-income portion of the Balanced Series in investment grade U.S. corporate and U.S. government fixed-income securities and, to a lesser extent, U.S. high yield debt and fixed-income securities of foreign issuers, including companies and governments of emerging market countries.

  Investment Selection

Asset Allocation. Wellington Management invests 50% to 70% of the Balanced Series' total assets in equity securities and 30% to 50% of the Series' total assets in fixed-income securities. Wellington Management will divide the Balanced Series' assets between equity and fixed income securities based on Wellington Management's judgement of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category.

Equity Securities. Wellington Management invests the equity portfolio of the Balanced Series using a combination of top-down industry and sector analysis and bottom-up stock selection. Macro-economic data, such as changes in the Gross Domestic Product (GDP), rates of employment, and interest rates, are considered to identify sectors of the economy and industries which Wellington Management believes will grow faster than the U.S. economy. Wellington Management also attempts to identify long-term broad "themes" based on, for example, demographic trends, technological developments, and political and social developments in the U.S. and abroad.



Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgement, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

Wellington Management selects for the Balanced Series stocks of issuers which Wellington Management believes have the following attributes:

  .  leadership position within an industry;

  .  a strong balance sheet;

  .  a high return on equity;

  .  sustainable or increasing dividends;

  .  a strong management team;

  .  a globally competitive position.

Wellington Management may also consider general investor opinion as to whether a stock will continue to gain in value when evaluating stocks priced at historically high levels.

Wellington Management continually monitors each stock in the Series' portfolio and considers selling a stock when:

   . fundamentals deteriorate;

   . the stock appears overpriced.

Fixed-income Securities. Wellington Management also uses a blend of top-down market analysis and bottom-up security analysis when making selections for the Balanced Series' fixed-income portfolio, which may consist of a variety of securities, including, but not limited to:

   . U.S. government bonds

   . mortgage-backed securities

   . asset-backed securities

   . Yankee Bonds

   . investment grade U.S. corporate bonds

   . high yield U.S. corporate bonds

   . foreign government and supranational bonds

   . emerging market debt.

Wellington Management combines quantitative modeling and subjective judgement first to determine the fixed-income portfolio's average duration and industry sector weightings. Under normal market conditions, the duration of the Series' fixed-income portfolio will be within one year of the average duration of the Lehman Brothers Aggregate Bond Index. As of December 31, 2001, the average duration of this Index was 4.45 years.

Wellington Management may invest up to 25% of the Balanced Series' fixed-income portfolio in high yield and non-U.S. dollar bonds and up to 10% of the fixed-income portfolio in emerging market debt. For a description of the risks associated with investing in emerging markets, and foreign markets generally, see "Principal Investment Risks" below.



Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Yankee Bonds are fixed-income securities issued by foreign companies in U.S. dollars.

Supranational bonds are issued by organizations governed by representatives from different countries (e.g., the World Bank) to finance reconstruction and development projects around the world.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Series' duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

Principal Investment Risks

Investing in the Balanced Series involves risk. The Balanced Series may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Balanced Series include:

   . A general decline in U.S. stock or U.S. or foreign fixed-income markets.

   . Poor performance of individual equity securities held by the Balanced
     Series or of large capitalization stocks in general.

   . Poor performance of fixed-income securities held by the Balanced Series, which may be due to interest rate risk or credit risk.

   . Poor performance of equity securities relative to fixed-income securities when Wellington Management emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when Wellington Management invests relatively more of the Balanced Series' assets in fixed-income securities.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.





Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Wellington Management may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Wellington Management cannot assure that these techniques will be effective.

  Emerging Markets

The Balanced Series may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Series may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity or fixed-income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Series could




A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Series might not be able to close out futures transactions without incurring substantial losses.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Balanced Series for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of the Balanced Series to the returns of two relevant broad-based securities market indexes and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of the returns of the Balanced Series. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay. On May 1, 2000, Wellington Management succeeded Loomis, Sayles & Company, L.P. ("Loomis Sayles") as subadviser to the Balanced Series. The performance information set forth below relates to the life of the Series and, therefore, reflects the management of both Loomis Sayles and Wellington Management.

                                    [CHART]


1995    1996    1997    1998     1999     2000     2001
-----   -----   -----   ----    ------   ------   ------
24.8%   16.9%   16.2%   9.1%    (5.1)%   (1.9)%   (4.5)%



During the period shown above, the highest quarterly return was 9.65% for the fourth quarter of 1998, and the lowest quarterly return was -8.60% for the third quarter of 1999. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                       Life of the Series
                                       Past One Year Past Five Years   (October 31, 1994)
                                       ------------- --------------- -----------------------
Class A...............................     -4.45%          2.43%                       7.18%
Class B*..............................        N/A            N/A                         N/A
Class E**.............................     -4.59%          2.28%                       7.03%
S&P 500 Index.........................    -11.88%         10.70%                      15.15%
Lehman Brothers Government/Credit
  Index...............................      8.50%          7.37%                       8.20%
Lipper Variable Products Balanced Fund                               Data only available for
  Average.............................     -2.87%          8.16%     full one-year periods

--------
* Class B shares of the Balanced Series are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Portfolio Management

Wellington Management has been in the investment management business since 1928. As of December 31, 2001, the company managed approximately $311 billion in assets. Wellington Management's address is 75 State Street, Boston, Massachusetts 02109.

Maya K. Bittar, CFA, manages the equity portion of the Series and Thomas L. Pappas, CFA, manages the fixed-income portion of the Series. Ms. Bittar is a Vice President of Wellington Management and has been a Portfolio Manager there since she joined Wellington Management in

1998. From 1993 until she joined Wellington Management, Ms. Bittar was employed by Firstar Investment Research and Management Company. Mr. Pappas is a Senior Vice President and Partner of Wellington Management. He has been employed by Wellington Management since 1987.

The Balanced Series pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Series' average daily net assets and 0.675% for amounts over $200 million. For the year ended December 31, 2001, the Balanced Series paid MetLife Advisers an investment advisory fee of 0.70% of the Series' average daily net assets.

                          Alger Equity Growth Series

Investment Objective

The investment objective of the Alger Equity Growth Series ("Equity Growth") is long-term capital appreciation.

Principal Investment Strategies

Fred Alger Management, Inc. ("Alger"), subadviser to the Series, invests, under normal circumstances, Equity Growth's assets primarily in growth stocks. Alger will ordinarily invest at least 80% of Equity Growth's assets in equity securities. You will receive 60 days prior notice if this 80% minimum is going to change. The Series will invest in equity securities of issuers with a market capitalization of $1 billion or greater.

  Stock Selection

Alger seeks out and invests primarily in companies that are traded on domestic stock exchanges or in the domestic over-the-counter market. The companies Alger chooses for the portfolio of the Series may still be in the development stage, may be older companies that appear to be entering a new stage of growth progress due to factors like management changes or development of new technologies, products or markets, or may be companies providing products or services with a high unit volume growth rate. Alger focuses on fundamental characteristics of individual companies and does not allocate assets based on specific industry sectors.

Principal Investment Risks

Investing in Equity Growth involves risks. Equity Growth may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Equity Growth include:

   . A general decline in U.S. stock markets.

   . Poor performance of individual stocks held by Equity Growth or of growth stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Equity Growth for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Equity Growth to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Equity Growth's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay.

                                    [CHART]


1995   1996   1997   1998   1999   2000    2001
----   ----   ----   ----   ----   ----    ----
48.8   13.2   25.6   47.8   34.1   (13.7)  (12.0)

During the period shown above, the highest quarterly return was 26.06% for the fourth quarter of 1998, and the lowest quarterly return was -18.48% for the third quarter of 2001. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                     Life of Series
                                   Past One Year Past Five Years   (October 31, 1994)
                                   ------------- --------------- -----------------------
Class A...........................    -12.01%          13.59%                     16.83%
Class B*..........................        N/A             N/A                        N/A
Class E**.........................    -12.16%          13.44%                     16.68%
S&P 500 Index.....................    -11.88%          10.70%                     15.15%
Lipper Variable Products Large-Cap                               Data only available for
  Growth Fund Average.............    -21.88%           9.04%    full one-year periods

--------
* Class B shares of Equity Growth are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Portfolio Management

As of December 31, 2001, Alger managed approximately $13.6 billion in assets for seven mutual funds and other institutional investors. Alger's address is 111 Fifth Avenue, New York, New York 10003.

Dan C. Chung and David Hyun are the portfolio managers of the Series. Both are Executive Vice Presidents at Alger. Mr. Chung is Alger's Chief Investment Officer and has held various investment positions at Alger since 1994. Mr. Hyun held various investment positions at Alger from 1991 to 2000, then spent a year as a portfolio manager at Oppenheimer Funds before returning to Alger in September 2001.

Fred M. Alger has been Alger's chief market strategist since September 2001. Mr. Alger is the founder, Chairman and President of Alger.

Equity Growth pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Series' average daily net assets and 0.70% for amounts over $1 billion. For the year ended December 31, 2001, Equity Growth paid MetLife Advisers an investment advisory fee of 0.75% of the Series' average daily net assets.

                          Davis Venture Value Series

Investment Objective

The investment objective of the Davis Venture Value Series ("Venture Value") is growth of capital.

Principal Investment Strategies

Davis Selected Advisers, L.P. ("Davis Selected"), subadviser to the Series, invests, under normal circumstances, the majority of Venture Value's assets primarily in equity securities of companies with market capitalizations of at least $10 billion. Davis Selected searches for companies that it believes are of high quality and whose stocks are selling at attractive prices with the intention of holding them for the long term. Davis Selected believes that managing risk is the key to delivering superior long-term investment results; therefore, it considers how much could potentially be lost on an investment before considering how much might be gained.

  Stock Selection

Davis Selected has developed a list of ten characteristics that it believes allow companies to sustain long-term growth and minimize risks to enhance their potential for superior long-term returns. Although few companies exhibit all ten characteristics, Davis Selected searches for companies that possess:

   . Excellent management.

   . Managers who own stock in their own company.

   . Strong returns on investments of an issuer's capital.

   . A lean expense structure.

   . A dominant or growing market share in a growing market.

   . A proven record as an acquirer.

   . A strong balance sheet.

   . Products or services that are not likely to become obsolete.

   . Successful international operations.

   . Innovation in all aspects of operations.

Davis Selected does not have particular allocation strategies, and emphasizes individual stock selection rather than industry sectors. Davis Selected relies heavily on its evaluation of the management of potential investments, and will ordinarily visit the managers at their place of business to gain insight into the relative value of different companies.

Principal Investment Risks

Investing in Venture Value involves risks. Venture Value may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Venture Value include:

   . A general decline in the U.S. stock market.

   . Poor performance of individual stocks held by Venture Value, of large capitalization stocks, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Venture Value for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Venture Value to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Venture Value's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay.

                                    [CHART]


1995   1996   1997   1998   1999   2000   2001
-----  -----  -----  -----  -----  ----  -------
39.3%  25.8%  33.5%  14.4%  17.5%  9.5%  (11.1)%

During the period shown above, the highest quarterly return was 21.20% for the fourth quarter of 1998, and the lowest quarterly return was -14.47% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                Past       Past      Life of the Series
                                              One Year  Five Years   (October 31, 1994)
                                              --------- ---------- -----------------------
Class A......................................   -11.13%    11.80%                   16.32%
Class B*.....................................       N/A       N/A                      N/A
Class E**....................................   -11.28%    11.65%                   16.17%
S&P 500 Index................................   -11.88%    10.70%                   15.15%
Lipper Variable Products Large-Cap Value Fund                      Data only available for
  Average....................................    -5.98%     8.94%  full one-year periods

--------
* Class B shares of Venture Value are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Portfolio Management

As of December 31, 2001, Davis Selected, together with its affiliated institutional asset management companies, managed approximately $41.8 billion in assets. Davis Selected's address is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Davis Selected may delegate to Davis Selected Advisers-NY, Inc. any of its responsibilities related to Venture Value. Davis Selected Advisers-NY, Inc. is a wholly-owned subsidiary of Davis Selected and is located at 609 Fifth Avenue, New York, New York 10017.

Christopher C. Davis and Kenneth C. Feinberg are the co-portfolio managers of Venture Value. Christopher Davis has been the portfolio manager for Venture Value and other equity funds managed by Davis Selected since February 1997. Christopher Davis was co-portfolio manager of Venture Value with Shelby M.C. Davis from October 1995 until February 1997. Prior to co-managing Venture Value's portfolio, Christopher Davis worked as Shelby Davis' assistant portfolio manager and research analyst. Mr. Feinberg has co-managed other equity funds for Davis Selected since May 1998 and became co-portfolio manager of Venture Value in April 1999. Mr. Feinberg was a research analyst at Davis Selected from December 1994 until May 1998, and before that he was an Assistant Vice President of Investor Relations for Continental Corp.

As Senior Research Adviser, Shelby Davis provides investment themes and strategies to, and helps select individual stocks for, Venture Value.

Venture Value pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Series' average daily net assets and 0.70% for amounts over $1 billion. For the year ended December 31, 2001, Venture Value paid MetLife Advisers 0.75% of the Series' average daily net assets in investment advisory fees.

                        FI Mid Cap Opportunities Series

Investment Objective

The investment objective of the FI Mid Cap Opportunities Series ("Mid Cap") is long-term growth of capital.

Principal Investment Strategies:

Fidelity Management & Research Company ("FMR"), subadviser to the Series, normally invests Mid Cap's assets primarily in common stocks. The Series normally invests at least 80% of Mid Cap's assets in securities of companies with medium market capitalizations. You will receive 60 days prior notice if this 80% minimum is going to change. Although a universal definition of medium market capitalization does not exist, FMR generally defines medium market capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the S&P MidCap 400 Index or the Russell Midcap Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Series' investment. Companies whose capitalizations no longer meet this definition after purchase continue to have a medium market capitalization for purposes of the 80% policy. The size of companies in each index changes with market conditions and the composition of each index. The Series may invest in companies with smaller or larger market capitalizations. Securities of both domestic and foreign issuers may be purchased for the Series.

  Investment Selection

The Series is not constrained by any particular investment style. At any given time, the Series may tend to buy either "growth" stocks or "value" stocks, or a combination of both. In buying and selling securities for the Series, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and company management.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Series' exposure to changing security prices or other factors that affect security values. If FMR strategies do not work as intended, the Series may not achieve its objective.

Principal Investment Risks

Investing in Mid Cap involves risks. Mid Cap may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Mid Cap include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by Mid Cap, or of mid cap stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of midcap companies involve potentially greaters risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Exchange Traded Funds. The Series may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Series' investment in the ETF will fall if the value of the underlying securities declines. The Series will bear its proportionate share of the ETF's fees and expenses.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value the security in the issuer's home country. FMR may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Fidelity cannot assure that these techniques will be effective.




A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date or an obligation to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

  Forward Contracts and Futures Contracts

The Series attempts to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency rates. The Series may also purchase futures contracts to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, Mid Cap could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, Mid Cap might not be able to close out futures transactions without incurring substantial losses.

Investment Performance Record

Since Mid Cap commenced operations on May 1, 2002, the date of this prospectus, the Series does not yet have a full calendar year of investment performance.

Portfolio Management

While FMR is the subadviser to Mid Cap, the day-to-day investment management decisions for the Series will be made by FMR Co., Inc. ("FMRC"), which serves as sub-subadviser to Mid Cap. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2001, FMR and its affiliates managed approximately $912 billion in assets. FMR's address is 82 Devonshire Street, Boston, MA 02109.

Peter Saperstone is the Portfolio Manager of Mid Cap. Mr. Saperstone has been associated with FMRC since January 2000 and with FMR from 1995 through 2000.

Mid Cap pays MetLife Advisers an investment advisory fee at the annual rate of 0.80% for the first $250 million of the Series' average daily net assets, 0.75% for the next $500 million, and 0.70% for amounts over $750 million.

                          FI Structured Equity Series

Investment Objective

The investment objective of the FI Structured Equity Series ("Structured Equity") is long-term growth of capital.

Principal Investment Strategies

Fidelity Management & Research Company ("FMR"), subadviser to the Series, normally invests Structured Equity's assets primarily in common stocks. FMR normally invests at least 80% of Structured Equity's assets in equity securities. You will receive 60 days prior notice if this 80% minimum is going to change. The Series may invest in domestic and foreign issuers.

  Investment Selection

FMR invests the Series' assets in securities of companies it believes are undervalued in the marketplace in relation to factors such as a company's assets, earnings, growth potential and cash flow, or in relation to securities of other companies in the same industry. Companies with these characteristics tend to have lower than average price/earnings (P/E) or price/book (P/B) ratios. The stocks of these companies are often called "value" stocks. FMR uses the Russell 1000 Value Index as a guide in structuring the Series and in selecting its investments. FMR considers Structured Equity's security, industry and market capitalization weightings relative to the index. FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management. These securities may then be analyzed using statistical models to further evaluate a security's growth potential, valuation, investment risk and liquidity.

In buying and selling securities for Structured Equity, FMR invests for the long term and selects those securities it believes offer strong opportunity for long-term growth of capital and are attractively valued.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Series' exposure to changing security prices or other factors that affect security values. If FMR strategies do not work as intended, the Series may not achieve its objective.

Principal Investment Risks

Investing in Structured Equity involves risks. Structured Equity may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Structured Equity include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by Structured Equity, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Exchange Traded Funds. The Series may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Series' investment in the ETF will fall if the value of the underlying securities declines. The Series will bear its proportionate share of the ETF's fees and expenses.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country.FMR may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, FMR cannot assure that these techniques will be effective.




A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

  Forward Contracts and Futures Contracts

The Series attempts to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency rates. The Series may also purchase futures contracts to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, Structured Equity could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, Structured Equity might not be able to close out futures transactions without incurring substantial losses.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Structured Equity for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Structured Equity to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Structured Equity's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay. On May 1, 2002, FMR succeeded Westpeak Investment Advisors, L.P. ("Westpeak") as subadviser to Structured Equity. The performance information set forth below reflects Westpeak's management only.

                                    [CHART]


 1994   1995    1996    1997    1998    1999    2000    2001
------  -----   -----   -----   -----   ----   ------  -------
(1.2)%  36.5%   18.1%   33.5%   24.4%   9.4%   (5.2)%  (13.9)%


During the period shown above, the highest quarterly return was 19.53% for the fourth quarter of 1998, and the lowest quarterly return was -16.08% for the third quarter of 2001. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                        Life of the Series
                                        Past One Year Past Five Years    (April 30, 1993)
                                        ------------- --------------- -----------------------
Class A................................    -13.93%         8.19%                       12.15%
Class B*...............................        N/A           N/A                          N/A
Class E**..............................    -14.08%         8.04%                       12.00%
S&P 500 Index..........................    -11.88%        10.70%                       13.85%
Russell 1000 Value Index***............     -5.59%        11.13%                       13.74%
Lipper Variable Products Multi-Cap Core                               Data only available for
  Fund Average.........................    -12.94%         8.98%      full one-year periods

--------
* Class B shares of Structured Equity are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.
*** In the future, the Series' performance will be compared to the Russell 1000
    Value Index, instead of the S&P 500 Index, due to changes in the Series' investment objective and principal investment strategies resulting from FMR's succeeding Westpeak as subadviser on May 1, 2002.

Portfolio Management

While FMR is the subadviser to Structured Equity, the day-to-day investment management decisions for the Series will be made by FMR Co., Inc. ("FMRC"), which serves as sub-subadviser to Structured Equity. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2001, FMR and its affiliates managed approximately $912 billion in assets. FMR's address is 82 Devonshire Street, Boston, MA 02109.

Robert Macdonald is the Portfolio Manager of Structured Equity. Mr. Macdonald is a Senior Vice President and Portfolio Manager and has been associated with FMRC since January 2000 and with FMR from 1985 through 2000.

Structured Equity pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Series' average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion. For the year ended December 31, 2001, Structured Equity paid MetLife Advisers an investment advisory fee of 0.68% of the Series' average daily net assets.

                      Harris Oakmark Focused Value Series

Investment Objective

The investment objective of the Harris Oakmark Focused Value Series ("Focused Value") is long-term capital appreciation.

Principal Investment Strategies

Harris Associates L.P. ("Harris"), subadviser to the Series, invests Focused Value's assets, under normal circumstances, primarily in common stocks of U.S. companies. Focused Value is a "non-diversified fund," which means that it may hold at any one time securities of fewer issuers compared to a "diversified fund." Focused Value could own as few as 12 securities, but generally will have 15 to 20 securities in its portfolio. Harris will normally invest at least 65% of Focused Value's total assets in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies considered to be midcap stocks by Morningstar, Inc. As of December 31, 2001, this capitalization range was $1.4 billion to $8.6 billion. This capitalization range will change over time due to changes in the value of U.S. stocks. Harris may invest up to 25% of Focused Value's total assets in fixed-income securities, including investment grade securities and high yield debt.

Harris uses a value investment style in selecting equity securities for Focused Value. Harris believes that, over time, a company's stock price converges with its true business value. By "true business value," Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that by investing in equity securities priced significantly below what Harris believes is the true business value presents the best opportunity to achieve Focused Value's investment objective.

Harris' value strategy also emphasizes investing for the long-term, which means that Focused Value will generally own the stock of companies in which it invests for at least two to three years, although Harris may use short-term trading strategies as well.

  Stock Selection

Harris uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have these attributes:

   . Free cash flows and intelligent investment of excess cash.

   . Earnings that are growing and reasonably predictable.

   . High level of manager ownership.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

Harris focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those companies that meet the criteria described above, Harris uses in-house research to analyze each company. As part of this selection process, its analysts typically visit companies and talk to various industry sources.

The chief consideration in the selection of stocks is the size of the discount of a company's stock price compared to Harris' view of the company's true business value. Once Harris determines that a stock is selling at a significant discount (typically 60%) to Harris' view of its estimated worth, and the company has certain of the additional qualities mentioned above, Harris generally will consider buying that stock. Harris usually sells when the company's stock price approaches 90% of Harris' view of its estimated worth. This process allows Harris to set specific "buy" and "sell" targets for each stock held by Focused Value. Harris also monitors Focused Value's holdings, and, if warranted, adjusts a stock's price target to reflect changes in a company's characteristics.

Principal Investment Risks

Investing in Focused Value involves risks. Focused Value may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Focused Value include:

   . A general decline in the U.S. stock markets or fixed-income securities markets.

   . Poor performance of individual stocks held by Focused Value, of midcap stocks, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of fixed-income securities held by Focused Value, which may be due to interest rate risk or credit risk.

   . The risks associated with a "non-diversified" fund. If the stocks in which Focused Value invests perform poorly, the Series could incur greater losses than if it had invested in a larger number of stocks.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Non-Diversification. Investing in a limited number of stocks may increase the volatility of Focused Value's investment performance as compared to funds that invest in a larger number of stocks. If the stocks in which Focused Value invests perform poorly, Focused Value could incur greater losses than if it had invested in a larger number of stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of higher interest rate. This additional payment is a premium.


Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Focused Value for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Focused Value to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Focused Value's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay. On May 1, 2000, Harris succeeded Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co., as subadviser to Focused Value. On May 1, 1998, GSAM succeeded Loomis, Sayles & Company, L.P. ("Loomis Sayles") as subadviser to Focused Value. The performance information set forth below relates to the life of the Series and, therefore, reflects the management of GSAM, Loomis Sayles and Harris.

                                    [CHART]


1994        (0.3)%
1995        30.4
1996        17.6
1997        17.4
1998        (5.5)
1999         0.3
2000        20.5
2001        27.8

During the period shown above, the highest quarterly return was 20.42% for the second quarter of 1999, and the lowest quarterly return was -19.83% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                   Life of the Series
                                   Past One Year Past Five Years    (April 30, 1993)
                                   ------------- --------------- -----------------------
Class A...........................     27.76%        11.36%              13.52%
Class B*..........................     27.51%        11.11%              13.27%
Class E*..........................     27.61%        11.21%              13.37%
Russell Midcap Index..............     -5.62%        11.40%              13.48%
S&P 500 Index.....................    -11.88%        10.70%              13.85%
Lipper Variable Products Multi-Cap                               Data only available for
  Value Fund Average..............     -0.22%         9.98%      full one-year periods

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares and the 0.15% 12b-1 fee of the Class E shares.

Past Performance of a Similarly Managed Fund

The total returns shown below are based on performance data furnished by Harris for Class I shares of The Oakmark Select Fund, a mutual fund which has the same investment objective as that of Focused Value and which has been managed using investment policies and strategies substantially similar, though not necessarily identical, to those of Focused Value. The Oakmark Select Fund is managed by William C. Nygren, and Focused Value is managed by William C. Nygren, Henry Berghoef and Floyd J. Bellman. The following information does not represent Focused Value's performance and should not be considered a prediction of future performance of Focused Value. Focused Value's performance may be higher or lower than the performance of The Oakmark Select Fund shown below. The performance of The Oakmark Select Fund shown below does not reflect any of the additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans for which Focused Value serves as an investment vehicle. These charges have the effect of lowering the performance of a variable insurance product.

                                        The Oakmark Select   Russell
                                          Fund--Class I    Midcap Index
                                        ------------------ ------------
        Total Return for the Year Ended
          December 31, 2001............       26.06%          -5.62%
        Average Annual Total Return
          For the Past Five Years Ended
          December 31, 2001............       26.75%          11.40%
        Average Annual Total Return
          From Inception of The
          Oakmark Select Fund
          (November 1, 1996) to
          December 31, 2001............       29.06%          13.48%

The Russell Midcap Index is an unmanaged index of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index represents the largest 1000 U.S. companies.

Portfolio Management

Harris also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships. Together with a predecessor, Harris has advised and managed mutual funds since 1970. As of December 31, 2001, Harris manages approximately $20.8 billion in assets. Harris' address is Two North LaSalle Street, Chicago, Illinois 60602-3790.

William C. Nygren, CFA, Henry Berghoef, CFA and Floyd J. Bellman, CFA are Focused Value's portfolio managers. Mr. Nygren joined Harris as an analyst in 1983, and was Harris' Director of Research from September 1990 to April 1998. Previously, he was an analyst with Northwestern Mutual Life Insurance Company. Mr. Berghoef has been a senior analyst at Harris since 1994. He was an analyst at Kirr, Marbach & Co. from 1990 to 1993 and an analyst at Geico Corporation from 1985 to 1990. Mr. Bellman joined Harris in

1995 and has over 20 years of investment experience. Prior to joining Harris, he was a Vice President and Senior Portfolio Manager at Harris Trust and Savings Bank.

Focused Value pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Series' average daily net assets. For the year ended December 31, 2001, Focused Value paid MetLife Advisers an investment advisory fee at the same rate.

                        Loomis Sayles Small Cap Series

Investment Objective

The investment objective of the Loomis Sayles Small Cap Series ("Small Cap") is long-term capital growth from investments in common stocks or other equity securities.

Principal Investment Strategies

Loomis, Sayles & Company, L.P. ("Loomis Sayles"), subadviser to the Series, will, under normal circumstances, invest at least 80% of Small Cap's assets in equity securities of companies with market capitalizations that fall, at the time of purchase, within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. You will receive 60 days prior notice if this 80% minimum is going to change. The Series may invest the rest of its assets in larger companies. Loomis Sayles may invest up to 20% of Small Cap's assets in securities of foreign issuers, including emerging markets securities. Small Cap invests in both value and growth stocks. Loomis Sayles typically does not consider current income when making buy/sell decisions.

  Stock Selection

Loomis Sayles begins with a universe of approximately 2,000 of the smallest U.S. companies that generally fall within the market capitalization range of the Russell 2000 Index.

Value Stocks. Loomis Sayles may invest in stocks of companies which it believes are undervalued by the market in relation to earnings, dividends, assets and growth prospects. Small Cap may also invest in companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Growth Stocks. When investing in growth stocks, Loomis Sayles seeks companies that have distinctive products, technologies, or services; dynamic earnings growth; prospects for a high level of profitability; and solid management.

Principal Investment Risks

Investing in Small Cap involves risks. Small Cap may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Small Cap include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by Small Cap.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of small capitalization issuers relative to the performance of issuers with larger capitalizations.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Small Cap may not perform as well as a fund which invests in only value or growth stocks.

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks.

Real Estate Investment Trusts (REITs). One category of equity securities in which Small Cap invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to credit risk and market risk, although equity REITs are also subject to market risk.

Rule 144A Securities. The Series may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. A Rule 144A security is treated as illiquid unless Loomis Sayles determines, under guidelines established by the Fund's trustees, that it is liquid.

Mutual Funds and Exchange Traded Funds. The Series may invest in mutual funds and exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are similar to mutual funds in that they are pools of securities. Since the value of a mutual fund or ETF is based on the value of the individual securities it holds, the value of a Series' investment in the mutual fund or ETF will fall if the value of the underlying securities declines. The Series will bear its proportionate share of the mutual fund's or ETF's fees and expenses.




Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Loomis Sayles may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Loomis Sayles cannot assure that these techniques will be effective.

  Emerging Markets

Small Cap may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Series may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Series could




A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Series might not be able to close out futures transactions without incurring substantial losses.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Small Cap for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Small Cap to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Small Cap's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay.
                                    [CHART]


1995   1996   1997    1998   1999   2000   2001
-----  -----  -----  ------  -----  ----  ------
28.9%  30.7%  24.9%  (1.7)%  31.8%  5.2%  (8.8)%

During the period shown above, the highest quarterly return was 29.19% for the fourth quarter of 1999, and the lowest quarterly return was -20.48% for the third quarter of 2001. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                        Life of the Series
                                        Past One Year Past Five Years     (May 2, 1994)
                                        ------------- --------------- -----------------------
Class A................................    -8.81%          9.19%                       12.86%
Class B*...............................       N/A            N/A                          N/A
Class E**..............................    -8.96%          9.04%                       12.71%
Russell 2000 Index.....................     2.49%          7.52%                       10.54%
Lipper Variable Products Small-Cap Core                               Data only available for
  Fund Average.........................     2.85%         10.09%      full one-year periods

--------
* Class B shares of Small Cap are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Portfolio Management

Loomis Sayles has been in the investment management business since 1926. As of December 31, 2001, Loomis Sayles managed approximately $64.6 billion in assets. Loomis Sayles' address is One Financial Center, Boston, Massachusetts 02110.

Christopher R. Ely and Joseph R. Gatz are the lead Portfolio Managers of Small Cap. The other Portfolio Managers are Philip C. Fine, David L. Smith, and Daniel G. Thelen.

Mr. Gatz, a Vice President of Loomis Sayles, joined Loomis Sayles as a Portfolio Manager in 1999 and has co-managed the Series since January 2000. From 1993 until he joined Loomis Sayles, Mr. Gatz was a Portfolio Manager at Banc One Investment Advisers Corporation and certain of its corporate predecessors. Messrs. Ely, Fine and Smith, each a Vice President of Loomis Sayles, have co-managed the Series since April 1999. Mr. Thelen, a Vice President of Loomis Sayles, has co-managed the Series since April 2000. Messrs. Ely, Fine, Smith and Thelen have been employed by Loomis Sayles for over 5 years.

Small Cap pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Series' average daily net assets and 0.85% for amounts over $500 million. For the year ended December 31, 2001, Small Cap paid MetLife Advisers an investment advisory fee of 0.90% of the Series' average daily net assets.

                          MFS Investors Trust Series

Investment Objective

The investment objective of the MFS Investors Trust Series (formerly, MFS Investors Series) ("Investors Trust") is long-term growth of capital with a secondary objective to seek reasonable current income.

Principal Investment Strategies

Massachusetts Financial Services Company ("MFS"), subadviser to the Series, ordinarily invests at least 65% of the net assets of Investors Trust in equity securities, including preferred stocks and fixed-income securities convertible into equity securities. Although the Series may invest in companies of any size, the Series focuses on companies with large market capitalizations (greater than $5 billion) that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Series will also seek to generate gross income equal to approximately 90% of the dividend yield on the S&P 500 Index. MFS may also invest up to 20% of the net assets of Investors Trust in foreign securities, including American Depositary Receipts ("ADRs"), through which it may have exposure to foreign currencies. The Series may also invest in fixed-income securities.

  Stock Selection

MFS uses a bottom-up, as opposed to a top-down, investment style in managing Investors Trust. This means that MFS selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager and MFS' large group of equity research analysts.

Principal Investment Risks

Investing in Investors Trust involves risks. Investors Trust may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Investors Trust include:

   . A general decline in U.S. or foreign stock markets or fixed-income security markets.

   . Poor performance of individual equity securities held by Investors Trust or of large capitalization stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of fixed-income securities held by Investors Trust, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  Rule 144A Securities

The Series may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. A Rule 144A security is treated as illiquid unless MFS determines, under guidelines established by the Fund's trustees, that it is liquid.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

  Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency rates and interest rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency rates or interest rates. The Series may also purchase futures contracts to maintain exposure to the broad equity markets or fixed income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, Investors Trust could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, Investors Trust might not be able to close out futures transactions without incurring substantial losses.



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Investors Trust for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Investors Trust to the returns of a relevant broad-based securities market index and to the returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of the returns of Investors Trust. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay.

                                    [CHART]


 2000    2001
------  -------
(0.2)%  (15.9)%

During the period shown above, the highest quarterly return was 10.94% for the fourth quarter of 1999, and the lowest quarterly return was -13.05% for the third quarter of 2001. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                             Life of the Series
                                             Past One Year    (April 30, 1999)
                                             ------------- -----------------------
Class A.....................................    -15.92%                     -5.40%
Class B*....................................        N/A                        N/A
Class E**...................................    -16.07%                     -5.55%
S&P 500 Index...............................    -11.88%                     -4.31%
Lipper Variable Products Large-Cap Core Fund               Data only available for
  Average...................................    -13.03%    full one-year periods

--------
* Class B shares of Investors Trust are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Portfolio Management

As of December 31, 2001, MFS managed approximately $137.2 billion in assets. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

Investors Trust is managed by a team of portfolio managers.

Investors Trust pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Series' average daily net assets. For the year ended December 31, 2001, Investors Trust paid MetLife Advisers an investment advisory fee at the same rate.

                         MFS Research Managers Series

Investment Objective

The investment objective of the MFS Research Managers Series ("Research Managers") is long-term growth of capital.

Principal Investment Strategies

Massachusetts Financial Services Company ("MFS"), subadviser to the Series, invests at least 80% of the net assets of Research Managers in equity securities, including preferred stocks and fixed-income securities convertible into equity securities. The Series invests primarily in companies that MFS believes possess better than average prospects for long-term growth and attractive valuations. MFS may also invest up to 20% of the net assets of the Series in foreign securities, including American Depositary Receipts ("ADRs"), through which it may have exposure to foreign currencies, and emerging markets. The Series may invest in investment grade fixed-income securities and high yield debt.

  Stock Selection

A committee of investment research analysts selects portfolio securities for Research Managers. This committee includes investment analysts employed by MFS and MFS investment advisory affiliates. The committee first allocates assets among various industries. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the investment objective of the Series from within their assigned industry responsibility. The analysts focus on companies that they believe have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management. The Series may invest in companies of any size and its investments may include securities traded on securities exchanges or in the over-the-counter markets.

Principal Investment Risks

Investing in Research Managers involves risks. Research Managers may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Research Managers include:

   . A general decline in U.S. or foreign stock markets or fixed-income security markets.

   . Poor performance of individual equity securities held by Research Managers.

   . Poor performance of fixed-income securities held by Research Managers, which may be due to interest rate risk or credit risk.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  Rule 144A Securities

The Series may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. A Rule 144A security is treated as illiquid unless MFS determines, under guidelines established by the Fund's trustees, that it is liquid.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As





Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as forward contracts, or futures contracts to manage these risks. However, MFS cannot assure that these techniques will be effective.

  Emerging Markets

Research Managers may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Series may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad fixed income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Series could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Series might not be able to close out futures transactions without incurring substantial losses.

  High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.



Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Research Managers for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Research Managers to the returns of a relevant broad-based securities market index and to the returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Research Managers' returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay.

                                    [CHART]


 2000    2001
------  -------
(3.6)%  (21.0)%

During the period shown above, the highest quarterly return was 22.37% for the fourth quarter of 1999, and the lowest quarterly return was -19.26% for the third quarter of 2001. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                             Life of the Series
                                             Past One Year    (April 30, 1999)
                                             ------------- -----------------------
Class A.....................................    -20.96%                     -3.38%
Class B*....................................        N/A                        N/A
Class E**...................................    -21.11%                     -3.53%
S&P 500 Index...............................    -11.88%                     -4.31%
Lipper Variable Products Large-Cap Core Fund               Data only available for
  Average...................................    -13.03%    full one-year periods

--------
* Class B shares of Research Managers are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Portfolio Management

As of December 31, 2001, MFS managed approximately $137.2 billion in assets worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

Research Managers is managed by a team of equity research analysts.

Research Managers pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Series' average daily net assets. For the year ended December 31, 2001, Research Managers paid MetLife Advisers an investment advisory fee at the same rate.

                 Section III--Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Series pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Series and MetLife Advisers pays each subadviser's fees. MetLife Advisers is responsible for overseeing the subadvisers and for hiring and replacing subadvisers, subject to approval by the Board of Trustees of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund.

Adviser/Subadviser Relationship

The Fund has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Trustees must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits the Fund to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Trustees. The Fund will notify shareholders of any subadviser changes and any other event of which notification is required under the order.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted a Distribution and Services Plan under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B shares and Class E shares (the "12b-1 Plan"). The Fund has entered into a Distribution Agreement with New England Securities Corporation as distributor (the "Distributor"). Under the Distribution Agreement, the Class B shares and Class E shares of the Fund each pay a service fee, accrued daily and paid monthly. The Distributor uses the service fees to compensate certain other parties for providing personal and account maintenance services relating to the Class B shares and Class E shares of a Series. These other parties may include the insurance companies (or their affiliates) that have established the Separate Accounts and other broker-dealers and financial intermediaries. The Distribution Agreement provides for an annual service fee equal to 0.25% of the average daily net assets of the Class B shares of each Series and an annual service fee equal to 0.15% of the average daily net assets of the Class E shares of each Series. These fees will increase the cost of investing over time. Under the 12b-1 Plan, the Trustees are authorized, without a shareholder vote, to increase the service fee payable by any class of a Series to 0.25%, and to implement a separate distribution fee for any class of a Series of up to 0.25% of the average daily net assets of such class.

Share Valuation and Pricing

  Net Asset Value

Each Series determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or the Qualified Plan. The net asset value per share for each Series (other than Money Market) is calculated by dividing the Series' net assets by its number of outstanding shares.

  Securities Valuation

The entire Money Market investment portfolio and any fixed-income securities with remaining maturities of 60 days or less held by any other Series are valued at amortized cost. Other portfolio securities of each Series normally are valued at market value. If no current market value is readily available for a portfolio security, the Fund's Board of Trustees is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to MetLife Advisers or the subadvisers of the Series.

Dividends and Capital Gain Distributions

  Money Market

Money Market declares its net investment income daily and pays these amounts monthly as a dividend. Money Market does not expect to realize any long-term capital gains, but if it does, these gains will be distributed once a year.

  Other Series

Currently, each Series other than Money Market annually pays as dividends substantially all net investment income (including any short-term capital gains). These Series also annually distribute all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Series, other than Money Market, may pay dividends from net investment income more or less often if the Fund's Board of Trustees deems it appropriate and if such change would not cause such Series to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Series to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Series must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Series so elects) of such year.

Dividends and distributions of each Series are automatically reinvested in additional shares of that Series.

Taxes

Each Series is a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code. So long as a Series distributes all of its net investment income and net capital gains to its shareholders, the Series itself does not pay any federal income tax. Although each Series intends to operate so that it will have no federal income tax liability on income and gains it distributes to the separate accounts, if any such liability is incurred, the investment performance of such Series will be adversely affected. In addition, Series investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Series. In addition, a Series' investment in foreign securities or foreign currencies may increase or accelerate such Series' recognition of ordinary income and may affect the timing or amount of the Series' distributions.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Series in which such accounts invest, must meet certain diversification requirements. Each Series intends to comply with these requirements. If a Series does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

A Series' investments in certain debt obligations may cause the Series to recognize taxable income in excess of the cash generated by such obligations. Thus, the Series could be required at times to liquidate other investments in order to satisfy its distribution requirements.

                             Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2001) of each Series for the past 5 years (or the life of the Series and class, for those Series and classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class and Series. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report for 2001, along with the Fund's financial statements, are included in the annual report which is available upon request. Since Mid Cap commenced operations on May 1, 2002, financial highlights for that Series are not yet available.

                   State Street Research Money Market Series

                                                                            Class A                         Class B
                                                       ------------------------------------------------  --------------
                                                                                                         May 1, 2001(a)
                                                                    Year Ended December 31,                 through
                                                       ------------------------------------------------   December 31,
                                                         2001      2000      1999      1998      1997         2001
                                                       --------  --------  --------  --------  --------  --------------
Net Asset Value, Beginning of Period.................. $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00     $100.00
                                                       --------  --------  --------  --------  --------     -------
Income From Investment Operations
Net Investment Income.................................     3.88      6.05      4.85      5.13      5.08        1.95
                                                       --------  --------  --------  --------  --------     -------
    Total From Investment Operations..................     3.88      6.05      4.85      5.13      5.08        1.95
                                                       --------  --------  --------  --------  --------     -------
Less Distributions
Distributions From Net Investment Income..............    (3.88)    (6.05)    (4.85)    (5.13)    (5.08)      (1.95)
                                                       --------  --------  --------  --------  --------     -------
    Total Distributions...............................    (3.88)    (6.05)    (4.85)    (5.13)    (5.08)      (1.95)
                                                       --------  --------  --------  --------  --------     -------
Net Asset Value, End of Period........................ $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00     $100.00
                                                       ========  ========  ========  ========  ========     =======
--Total Return (%)....................................      4.0       6.2       5.0       5.3       5.3         2.0 (b)
Ratio of Operating Expenses to Average Net
 Assets (%)...........................................     0.42      0.41      0.40      0.45      0.45        0.67 (c)
Ratio of Net Investment Income to Average Net
 Assets (%)...........................................     3.80      6.04      4.89      5.15      5.21        1.65 (c)
Net Assets, End of Period (000)....................... $277,381  $242,346  $307,712  $203,597  $111,009     $15,407
The Ratios of Operating Expenses to Average Net
 Assets without giving effect to the voluntary expense
 agreement would have been (%)........................       --        --        --        --      0.50          --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

             Salomon Brothers Strategic Bond Opportunities Series

                                                                   Class A                       Class E
                                                --------------------------------------------  --------------
                                                                                              May 1, 2001(a)
                                                           Year Ended December 31,               through
                                                --------------------------------------------   December 31,
                                                  2001     2000     1999     1998     1997         2001
                                                --------  -------  -------  -------  -------  --------------
Net Asset Value, Beginning of Period........... $  11.42  $ 10.67  $ 11.43  $ 12.01  $ 11.62      $10.80
                                                --------  -------  -------  -------  -------      ------
Income From Investment Operations
Net Investment Income..........................     0.70     0.77     0.95     0.80     0.75        0.10
Net Realized and Unrealized Gain (Loss) on
 Investments...................................     0.04    (0.02)   (0.78)   (0.56)    0.54        0.30
                                                --------  -------  -------  -------  -------      ------
    Total From Investment Operations...........     0.74     0.75     0.17     0.24     1.29        0.40
                                                --------  -------  -------  -------  -------      ------
Less Distributions
Distributions From Net Investment Income.......    (0.96)    0.00    (0.93)   (0.79)   (0.76)       0.00
Distributions From Net Realized Capital Gains..     0.00     0.00     0.00    (0.02)   (0.14)       0.00
Distributions in Excess of Net Realized Capital
 Gains.........................................     0.00     0.00     0.00    (0.01)    0.00        0.00
                                                --------  -------  -------  -------  -------      ------
    Total Distributions........................    (0.96)    0.00    (0.93)   (0.82)   (0.90)       0.00
                                                --------  -------  -------  -------  -------      ------
Net Asset Value, End of Period................. $  11.20  $ 11.42  $ 10.67  $ 11.43  $ 12.01      $11.20
                                                ========  =======  =======  =======  =======      ======
Total Return (%)...............................      6.6      7.0      1.4      2.0     11.1         3.7 (b)
Ratio of Operating Expenses to Average
 Net Assets (%)................................     0.84     0.78     0.81     0.85     0.85        0.99 (c)
Ratio of Net Investment Income to Average Net
 Assets (%)....................................     6.44     6.90     8.15     7.20     7.32        5.50 (c)
Portfolio Turnover Rate (%)....................      248      360      224      283      258         248
Net Assets, End of Period (000)................ $109,448  $95,434  $94,910  $95,450  $71,202      $2,476
The Ratios of Operating Expenses to Average Net
 Assets without giving effect to the voluntary
 expense agreement would have been (%).........       --       --       --       --     0.87          --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                    Salomon Brothers U.S. Government Series

                                                                  Class A                       Class E
                                                -------------------------------------------  --------------
                                                                                             May 1, 2001(a)
                                                          Year Ended December 31,               through
                                                -------------------------------------------   December 31,
                                                  2001     2000    1999     1998     1997         2001
                                                --------  ------- -------  -------  -------  --------------
Net Asset Value, Beginning of Period........... $  11.94  $ 10.81 $ 11.47  $ 11.14  $ 10.83      $11.45
                                                --------  ------- -------  -------  -------      ------
Income From Investment Operations
Net Investment Income..........................     0.37     0.67    0.65     0.47     0.53        0.07
Net Realized and Unrealized Gain (Loss) on
 Investments...................................     0.41     0.46   (0.62)    0.37     0.40        0.44
                                                --------  ------- -------  -------  -------      ------
    Total From Investment Operations...........     0.78     1.13    0.03     0.84     0.93        0.51
                                                --------  ------- -------  -------  -------      ------
Less Distributions
Distributions From Net Investment Income.......    (0.75)    0.00   (0.66)   (0.45)   (0.53)       0.00
Distributions From Net Realized Capital Gains..     0.00     0.00   (0.03)   (0.06)   (0.05)       0.00
Distributions in Excess of Net Realized Capital
 Gains.........................................     0.00     0.00    0.00     0.00    (0.04)       0.00
                                                --------  ------- -------  -------  -------      ------
    Total Distributions........................    (0.75)    0.00   (0.69)   (0.51)   (0.62)       0.00
                                                --------  ------- -------  -------  -------      ------
Net Asset Value, End of Period................. $  11.97  $ 11.94 $ 10.81  $ 11.47  $ 11.14      $11.96
                                                ========  ======= =======  =======  =======      ======
Total Return (%)...............................      6.7     10.5     0.2      7.5      8.6         4.5 (b)
Ratio of Operating Expenses to Average Net
 Assets (%)....................................     0.70     0.70    0.70     0.70     0.70        0.85 (c)
Ratio of Net Investment Income to Average Net
 Assets (%)....................................     4.49     6.29    5.89     5.70     6.42        3.39 (c)
Portfolio Turnover Rate (%)....................      362      583     530      496      572         362
Net Assets, End of Period (000)................ $102,066  $57,173 $50,967  $45,807  $22,143      $6,289
The Ratios of Operating Expenses to Average Net
 Assets without giving effect to the voluntary
 expense agreement would have been (%).........     0.73     0.71    0.72     0.77     0.98        0.88 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                   State Street Research Bond Income Series

                                          Class A                         Class B
                      -----------------------------------------------  --------------
                                                                       May 1, 2001(a)
                                  Year Ended December 31,                 through
                      -----------------------------------------------   December 31,
                        2001      2000     1999      1998      1997         2001
                      --------  -------- --------  --------  --------  --------------
Net Asset
 Value,
 Beginning of
 Period.............. $ 109.66  $ 101.40 $ 109.89  $ 108.52  $ 105.63     $103.37
                      --------  -------- --------  --------  --------     -------
Income From
 Investment
 Operations
Net Investment
Income...............     5.92      7.82     7.67      6.76      7.43        0.84
Net Realized
 and
 Unrealized
 Gain (Loss)
 on Investments......     3.20      0.44    (8.18)     3.00      4.05        4.49
                      --------  -------- --------  --------  --------     -------
    Total From
     Investment
     Operations......     9.12      8.26    (0.51)     9.76     11.48        5.33
                      --------  -------- --------  --------  --------     -------
Less
 Distributions
Distributions
From Net
Investment
Income...............    (9.45)     0.00    (7.72)    (6.64)    (7.51)       0.00
Distributions
 From Net
 Realized
 Capital Gains.......     0.00      0.00    (0.16)    (1.75)    (1.08)       0.00
Distributions
 in Excess of
 Net Realized
 Capital Gains.......     0.00      0.00    (0.10)     0.00      0.00        0.00
                      --------  -------- --------  --------  --------     -------
    Total
     Distributions...    (9.45)     0.00    (7.98)    (8.39)    (8.59)       0.00
                      --------  -------- --------  --------  --------     -------
Net Asset
 Value, End of
 Period.............. $ 109.33  $ 109.66 $ 101.40  $ 109.89  $ 108.52     $108.70
                      ========  ======== ========  ========  ========     =======
Total Return
 (%).................      8.8       8.1     (0.5)      9.0      10.9         5.2 (b)
Ratio of
 Operating
 Expenses to
 Average Net
 Assets (%)..........     0.49      0.47     0.48      0.48      0.52        0.74 (c)
Ratio of Net
 Investment
 Income to
 Average Net
 Assets (%)..........     5.99      7.37     7.12      6.66      6.97        5.07 (c)
Portfolio
 Turnover Rate
 (%).................      271        81       77        82        40         271
Net Assets,
 End of Period
 (000)............... $349,417  $283,140 $283,856  $267,791  $202,888     $ 7,931

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                                Balanced Series

                                                                 Class A                         Class E
                                            ------------------------------------------------  --------------
                                                                                              May 1, 2001(a)
                                                         Year Ended December 31,                 through
                                            ------------------------------------------------   December 31,
                                              2001      2000      1999      1998      1997         2001
                                            --------  --------  --------  --------  --------  --------------
Net Asset Value, Beginning of Period....... $  13.58  $  13.85  $  15.51  $  14.86  $  13.55      $12.72
                                            --------  --------  --------  --------  --------      ------
Income From Investment Operations
Net Investment Income......................     0.39      0.42      0.43      0.38      0.28        0.05
Net Realized and Unrealized Gain (Loss) on
 Investments...............................    (0.99)    (0.68)    (1.21)     0.97      1.90       (0.34)
                                            --------  --------  --------  --------  --------      ------
    Total From Investment Operations.......    (0.60)    (0.26)    (0.78)     1.35      2.18       (0.29)
                                            --------  --------  --------  --------  --------      ------
Less Distributions
Distributions From Net Investment Income...    (0.54)     0.00     (0.43)    (0.38)    (0.27)       0.00
Distributions From Net Realized Capital
 Gains.....................................     0.00     (0.01)    (0.26)    (0.32)    (0.60)       0.00
Distributions in Excess of Net Realized
 Capital Gains.............................     0.00      0.00     (0.19)     0.00      0.00        0.00
                                            --------  --------  --------  --------  --------      ------
    Total Distributions....................    (0.54)    (0.01)    (0.88)    (0.70)    (0.87)       0.00
                                            --------  --------  --------  --------  --------      ------
Net Asset Value, End of Period............. $  12.44  $  13.58  $  13.85  $  15.51  $  14.86      $12.43
                                            ========  ========  ========  ========  ========      ======
Total Return (%)...........................     (4.5)     (1.9)     (5.1)      9.1      16.2        (2.3)(b)
Ratio of Operating Expenses to Average Net
 Assets Before Expense Reductions (%)......     0.83      0.80      0.77      0.82      0.85        0.98 (c)
Ratio of Operating Expenses to Average Net
 Assets After Expense Reductions (%) (d)...     0.83      0.80        --        --        --        0.98 (c)
Ratio of Net Investment Income to Average
 Net Assets (%)............................     3.00      2.88      2.83      2.72      2.79        2.71 (c)
Portfolio Turnover Rate (%)................       65       126        63        72        60          65
Net Assets, End of Period (000)............ $143,059  $159,977  $192,666  $190,577  $137,443      $1,583
The Ratios of Operating Expenses to Average
 Net Assets without giving effect to the
 voluntary expense agreement would have
 been (%)..................................       --        --        --        --      0.86          --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                          Alger Equity Growth Series

                                                                Class A                         Class E
                                           ------------------------------------------------  --------------
                                                                                             May 1, 2001(a)
                                                        Year Ended December 31,                 through
                                           ------------------------------------------------   December 31,
                                             2001      2000      1999      1998      1997         2001
                                           --------  --------  --------  --------  --------  --------------
Net Asset Value, Beginning of Period...... $  25.06  $  29.34  $  25.11  $  17.62  $  15.58      $23.50
                                           --------  --------  --------  --------  --------      ------
Income From Investment Operations
Net Investment Income (Loss)..............     0.00      0.03     (0.01)     0.04      0.02        0.00
Net Realized and Unrealized Gain (Loss) on
 Investments..............................    (2.91)    (3.99)     8.34      8.37      3.92       (2.86)
                                           --------  --------  --------  --------  --------      ------
    Total From Investment Operations......    (2.91)    (3.96)     8.33      8.41      3.94       (2.86)
                                           --------  --------  --------  --------  --------      ------
Less Distributions
Distributions From Net Investment
 Income...................................    (0.07)    (0.09)     0.00     (0.04)    (0.02)       0.00
Distributions From Net Realized Capital
 Gains....................................    (1.34)     0.00     (0.01)     0.00      0.00        0.00
Distributions in Excess of Net Realized
 Capital Gains............................     0.00     (0.23)    (4.09)    (0.88)    (1.88)       0.00
                                           --------  --------  --------  --------  --------      ------
    Total Distributions...................    (1.41)    (0.32)    (4.10)    (0.92)    (1.90)       0.00
                                           --------  --------  --------  --------  --------      ------
Net Asset Value, End of Period............ $  20.74  $  25.06  $  29.34  $  25.11  $  17.62      $20.64
                                           ========  ========  ========  ========  ========      ======
Total Return (%)..........................    (12.0)    (13.7)     34.1      47.8      25.6       (12.2)(b)
Ratio of Operating Expenses to Average Net
 Assets (%)...............................     0.84      0.79      0.80      0.83      0.87        0.99 (c)
Ratio of Net Investment Income to Average
 Net Assets (%)...........................     0.00      0.23     (0.03)     0.19      0.12        0.00 (c)
Portfolio Turnover Rate (%)...............       88        88       128       119       137          88
Net Assets, End of Period (000)........... $788,097  $968,357  $841,053  $410,726  $205,318      $4,994

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                          Davis Venture Value Series

                                                                Class A                        Class E
                                            -----------------------------------------------  ------------
                                                                                             February 20,
                                                                                               2001(a)
                                                        Year Ended December 31,                through
                                            -----------------------------------------------  December 31,
                                              2001      2000     1999      1998      1997        2001
                                            --------  -------- --------  --------  --------  ------------
Net Asset Value, Beginning of Period....... $  29.20  $  26.67 $  23.15  $  20.80  $  16.09    $ 25.29
                                            --------  -------- --------  --------  --------    -------
Income From Investment Operations
Net Investment Income......................     0.12      0.16     0.12      0.16      0.18       0.02
Net Realized and Unrealized Gain (Loss) on
 Investments...............................    (3.07)     2.37     3.93      2.84      5.20      (1.96)
                                            --------  -------- --------  --------  --------    -------
    Total From Investment Operations.......    (2.95)     2.53     4.05      3.00      5.38      (1.94)
                                            --------  -------- --------  --------  --------    -------
Less Distributions
Distributions From Net Investment Income...    (0.15)     0.00    (0.12)    (0.16)    (0.14)      0.00
Distributions From Net Realized Capital
 Gains.....................................    (2.71)     0.00    (0.32)    (0.49)    (0.53)      0.00
Distributions in Excess of Net Realized
 Capital Gains.............................     0.00      0.00    (0.09)     0.00      0.00       0.00
                                            --------  -------- --------  --------  --------    -------
    Total Distributions....................    (2.86)     0.00    (0.53)    (0.65)    (0.67)      0.00
                                            --------  -------- --------  --------  --------    -------
Net Asset Value, End of Period............. $  23.39  $  29.20 $  26.67  $  23.15  $  20.80    $ 23.35
                                            ========  ======== ========  ========  ========    =======
Total Return (%)...........................    (11.1)      9.5     17.5      14.4      33.5       (7.7)(b)
Ratio of Operating Expenses to Average Net
 Assets Before Expense Reductions (%)......     0.83      0.79     0.81      0.83      0.90       0.98 (c)
Ratio of Operating Expenses to Average Net
 Assets After Expense Reductions (%) (d)...     0.82      0.79       --        --        --       0.97 (c)
Ratio of Net Investment Income to Average
 Net Assets (%)............................     0.55      0.62     0.55      0.82      0.94       0.47 (c)
Portfolio Turnover Rate (%)................       21        25       22        25        17         21
Net Assets, End of Period (000)............ $878,630  $925,265 $655,599  $440,351  $280,448    $42,132
The Ratios of Operating Expenses to Average
 Net Assets without giving effect to the
 voluntary expense agreement would have
 been (%)..................................       --        --       --        --      0.90         --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                          FI Structured Equity Series

                                                                          Class A                         Class E
                                                     ------------------------------------------------  --------------
                                                                                                       May 1, 2001(a)
                                                                  Year Ended December 31,                 through
                                                     ------------------------------------------------   December 31,
                                                       2001      2000      1999      1998      1997         2001
                                                     --------  --------  --------  --------  --------  --------------
Net Asset Value, Beginning of Period................ $ 183.39  $ 198.49  $ 208.34  $ 179.98  $ 151.77     $177.17
                                                     --------  --------  --------  --------  --------     -------
Income From Investment Operations
Net Investment Income...............................     1.06      1.16      1.78      1.30      1.37        0.14
Net Realized and Unrealized Gain (Loss) on
 Investments........................................   (26.45)   (11.28)    17.51     42.44     48.76      (21.03)
                                                     --------  --------  --------  --------  --------     -------
    Total From Investment Operations                   (25.39)   (10.12)    19.29     43.74     50.13      (20.89)
                                                     --------  --------  --------  --------  --------     -------
Less Distributions
Distributions From Net Investment Income............    (1.49)     0.00     (1.78)    (1.31)    (1.35)       0.00
Distributions From Net Realized Capital Gains.......     0.00     (4.98)   (27.36)   (14.07)   (20.57)       0.00
                                                     --------  --------  --------  --------  --------     -------
    Total Distributions.............................    (1.49)    (4.98)   (29.14)   (15.38)   (21.92)       0.00
                                                     --------  --------  --------  --------  --------     -------
Net Asset Value, End of Period...................... $ 156.51  $ 183.39  $ 198.49  $ 208.34  $ 179.98     $156.28
                                                     ========  ========  ========  ========  ========     =======
Total Return (%)....................................    (13.9)     (5.2)      9.4      24.4      33.5       (11.8)(b)
Ratio of Operating Expenses to Average Net Assets
 Before Expense Reductions (%)                           0.78      0.73      0.74      0.78      0.82        0.93 (c)
Ratio of Operating Expenses to Average Net Assets
 After Expense Reductions (%) (d)                        0.74      0.70        --        --        --        0.89 (c)
Ratio of Net Investment Income to Average Net
 Assets (%).........................................     0.60      0.61      0.94      0.80      0.91        0.61 (c)
Portfolio Turnover Rate (%).........................      154       138       115       100        93         154
Net Assets, End of Period (000)..................... $298,982  $388,127  $417,540  $281,557  $152,738     $ 1,527

--------
(a)  Commencement of operations.
(b)  Periods less than one year are not computed on an annualized basis.
(c)  Computed on an annualized basis.
(d) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                      Harris Oakmark Focused Value Series

                                                      Class A                        Class B       Class E
                                  -----------------------------------------------  ------------  ------------
                                              Year Ended December 31,              February 20,     May 1,
                                  -----------------------------------------------    2001(a)       2001(a)
                                                                                     through       through
                                                                                   December 31,  December 31,
                                    2001      2000     1999      1998      1997        2001          2001
                                  --------  -------- --------  --------  --------  ------------  ------------
Net Asset Value, Beginning of
 Period.......................... $ 146.67  $ 121.71 $ 122.85  $ 170.59  $ 157.88    $159.20       $164.26
                                  --------  -------- --------  --------  --------    -------       -------
Income From Investment
 Operations
Net Investment Income............     0.42      1.15     1.36      1.09      0.00       0.01          0.02
Net Realized and Unrealized Gain
 (Loss) on Investments...........    40.09     23.81    (0.97)   (11.41)    27.12      25.04         20.89
                                  --------  -------- --------  --------  --------    -------       -------
    Total From Investment
     Operations..................    40.51     24.96     0.39    (10.32)    27.12      25.05         20.91
                                  --------  -------- --------  --------  --------    -------       -------
Less Distributions
Distributions From Net
 Investment Income...............    (1.06)     0.00    (1.36)    (1.09)     0.00       0.00          0.00
Distributions in Excess of Net
 Investment Income...............     0.00      0.00    (0.17)     0.00      0.00       0.00          0.00
Distributions From Net Realized
 Capital Gains...................     0.00      0.00     0.00    (36.08)   (14.41)      0.00          0.00
Distributions in Excess of Net
 Realized Capital Gains..........     0.00      0.00     0.00     (0.25)     0.00       0.00          0.00
                                  --------  -------- --------  --------  --------    -------       -------
    Total Distributions..........    (1.06)     0.00    (1.53)   (37.42)   (14.41)      0.00          0.00
                                  --------  -------- --------  --------  --------    -------       -------
Net Asset Value, End of Period... $ 186.12  $ 146.67 $ 121.71  $ 122.85  $ 170.59    $184.25       $185.17
                                  ========  ======== ========  ========  ========    =======       =======
Total Return (%).................     27.8      20.5      0.3      (5.5)     17.4       15.7 (b)      12.7 (b)
Ratio of Operating Expenses to
 Average Net Assets Before
 Expense Reductions (%)..........     0.87      0.90     0.88      0.88      0.85       1.12 (c)      1.02 (c)
Ratio of Operating Expenses to
 Average Net Assets After
 Expense Reductions (%) (d)......     0.84        --       --        --        --       1.09 (c)      0.99 (c)
Ratio of Net Investment Income to
 Average Net Assets (%)..........     0.43      0.98     1.08      0.66     (0.16)      0.02 (c)      0.09 (c)
Portfolio Turnover Rate (%)......       28       143      119       171        49         28            28
Net Assets, End of Period (000).. $370,959  $139,518 $109,280  $112,997  $114,617    $24,082       $10,416
The Ratios of Operating Expenses
 to Average Net Assets without
 giving effect to the voluntary
 expense agreement would have
 been (%)........................       --      0.96       --      0.90      0.86         --            --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                        Loomis Sayles Small Cap Series

                                                              Class A                         Class E
                                         ------------------------------------------------  --------------
                                                                                           May 1, 2001(a)
                                                      Year Ended December 31,                 through
                                         ------------------------------------------------   December 31,
                                           2001      2000      1999      1998      1997         2001
                                         --------  --------  --------  --------  --------  --------------
Net Asset Value, Beginning of Period.... $ 210.41  $ 201.73  $ 153.52  $ 158.92  $ 144.29     $179.40
                                         --------  --------  --------  --------  --------     -------
Income From Investment Operations
Net Investment Income...................     0.34      0.42      0.51      1.24      1.22        0.07
Net Realized and Unrealized Gain (Loss)
 on Investments.........................   (19.28)    10.13     48.23     (4.01)    34.11       (2.44)
                                         --------  --------  --------  --------  --------     -------
    Total From Investment Operations....   (18.94)    10.55     48.74     (2.77)    35.33       (2.37)
                                         --------  --------  --------  --------  --------     -------
Less Distributions
Distributions From Net Investment Income    (0.53)    (0.01)    (0.53)    (1.24)    (1.21)       0.00
Distributions From Net Realized Capital
 Gains..................................   (12.67)    (1.86)     0.00     (1.32)   (19.49)       0.00
Distributions in Excess of Net Realized
 Capital Gains..........................    (1.02)     0.00      0.00     (0.07)     0.00        0.00
                                         --------  --------  --------  --------  --------     -------
    Total Distributions.................   (14.22)    (1.87)    (0.53)    (2.63)   (20.70)       0.00
                                         --------  --------  --------  --------  --------     -------
Net Asset Value, End of Period.......... $ 177.25  $ 210.41  $ 201.73  $ 153.52  $ 158.92     $177.03
                                         ========  ========  ========  ========  ========     =======
Total Return (%)........................     (8.8)      5.2      31.8      (1.7)     24.9        (1.3)(b)
Ratio of Operating Expenses to Average
 Net Assets Before Expense Reductions
 (%)....................................     1.00      0.96      1.00      1.00      1.00        1.15 (c)
Ratio of Operating Expenses to Average
 Net Assets After Expense Reductions
 (%) (d)................................     1.00      0.95        --        --        --        1.15 (c)
Ratio of Net Investment Income to
 Average Net Assets (%).................     0.18      0.22      0.34      0.88      0.97        0.27 (c)
Portfolio Turnover Rate (%).............      111       148       146       111        87         111
Net Assets, End of Period (000)......... $406,525  $486,439  $322,318  $238,589  $200,105     $ 2,142
The Ratios of Operating Expenses to
 Average Net Assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........     1.00      0.95      1.10      1.10      1.14        1.15

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                          MFS Investors Trust Series

                                                                                    Class A                  Class E
                                                                      -------------------------------     --------------
                                                                         Year Ended     April 30, 1999(a) May 1, 2001(a)
                                                                        December 31,         through         through
                                                                      ----------------    December 31,     December 31,
                                                                       2001     2000          1999             2001
                                                                      -------  -------  ----------------- --------------
Net Asset Value, Beginning of Period................................. $ 10.23  $ 10.26       $10.00           $ 9.56
                                                                      -------  -------       ------           ------
Income From Investment Operations
Net Investment Income................................................    0.05     0.04         0.02             0.01
Net Realized and Unrealized Gain (Loss) on Investments...............   (1.67)   (0.06)        0.26            (1.00)
                                                                      -------  -------       ------           ------
    Total From Investment Operations.................................   (1.62)   (0.02)        0.28            (0.99)
                                                                      -------  -------       ------           ------
Less Distributions
Distributions From Net Investment Income.............................   (0.04)   (0.01)       (0.02)            0.00
                                                                      -------  -------       ------           ------
    Total Distributions..............................................   (0.04)   (0.01)       (0.02)            0.00
                                                                      -------  -------       ------           ------
Net Asset Value, End of Period....................................... $  8.57  $ 10.23       $10.26           $ 8.57
                                                                      =======  =======       ======           ======
Total Return (%).....................................................   (15.9)    (0.2)         2.9 (b)        (10.4)(b)
Ratio of Operating Expenses to Average Net Assets (%)................    0.90     0.90         0.90 (c)         1.05 (c)
Ratio of Net Investment Income to Average Net Assets (%).............    0.58     0.51         0.45 (c)         0.26 (c)
Portfolio Turnover Rate (%)..........................................      86       68           60 (c)           86
Net Assets, End of Period (000)...................................... $24,506  $18,422       $6,841           $  730
The Ratios of Operating Expenses to Average Net Assets without giving
 effect to the voluntary expense agreement would have been (%).......    1.37     1.57         2.03 (c)         1.52 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                         MFS Research Managers Series

                                                                          Class A                  Class E
                                                            -------------------------------     --------------
                                                               Year Ended     April 30, 1999(a) May 1, 2001(a)
                                                              December 31,         through         through
                                                            ----------------    December 31,     December 31,
                                                             2001     2000          1999             2001
                                                            -------  -------  ----------------- --------------
Net Asset Value, Beginning of Period....................... $ 11.54  $ 11.98       $10.00           $10.52
                                                            -------  -------       ------           ------
Income From Investment Operations
Net Investment Income......................................    0.01     0.02         0.00             0.02
Net Realized and Unrealized Gain (Loss) on Investments.....   (2.42)   (0.45)        1.98            (1.53)
                                                            -------  -------       ------           ------
    Total From Investment Operations.......................   (2.41)   (0.43)        1.98            (1.51)
                                                            -------  -------       ------           ------
Less Distributions
Distributions From Net Investment Income...................    0.00    (0.01)        0.00             0.00
Distributions From Net Realized Capital Gains..............   (0.09)    0.00         0.00             0.00
                                                            -------  -------       ------           ------
    Total Distributions....................................   (0.09)   (0.01)        0.00             0.00
                                                            -------  -------       ------           ------
Net Asset Value, End of Period............................. $  9.04  $ 11.54       $11.98           $ 9.01
                                                            =======  =======       ======           ======
Total Return (%)...........................................   (21.0)    (3.6)        19.8 (b)        (14.4)(b)
Ratio of Operating Expenses to Average Net Assets Before
 Expense Reductions (%)....................................    0.90     0.90         0.90 (c)         1.05 (c)
Ratio of Operating Expenses to Average Net Assets After
 Expense Reductions (%)(d).................................    0.90     0.90           --             1.05 (c)
Ratio of Net Investment Income to Average Net Assets (%)...    0.14     0.09        (0.06)(c)         0.08 (c)
Portfolio Turnover Rate (%)................................      98       83           84 (c)           98
Net Assets, End of Period (000)............................ $42,191  $53,910       $6,872           $  377
The Ratios of Operating Expenses to Average Net Assets
 without giving effect to the voluntary expense agreement
 would have been (%).......................................    1.06     1.25         2.03 (c)         1.21 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                            NEW ENGLAND ZENITH FUND
               501 Boylston Street, Boston, Massachusetts 02116
                                (800) 356-5015

Statement of Additional Information (SAI)

The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund's annual and semi-annual reports to shareholders contain additional information about each Series. The Fund's annual report discusses the market conditions and investment strategies that significantly affected each Series' performance during its last fiscal year. The financial statements in the Fund's most recent annual report to shareholders are incorporated by reference into this prospectus.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Series, or make shareholder inquiries by calling toll free
(800) 356-5015.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

New England Zenith Fund's Investment Company Act file number is 811-3728.

                            NEW ENGLAND ZENITH FUND

                                    Class A
                                    Class B
                                    Class E

MONEY MARKET SERIES                       EQUITY SERIES

State Street Research Money Market Series Alger Equity Growth Series
                                          Capital Guardian U.S. Equity Series
FIXED-INCOME SERIES                       Davis Venture Value Series
                                          FI Mid Cap Opportunities Series
State Street Research Bond Income Series  FI Structured Equity Series (formerly
                                            Westpeak Growth and Income Series)
EQUITY AND FIXED-INCOME SERIES            Harris Oakmark Focused Value Series
                                            (formerly, Harris Oakmark Mid Cap
Balanced Series                             Value Series)
MFS Total Return Series                   Jennison Growth Series
                                          Loomis Sayles Small Cap Series
                                          MFS Investors Trust Series
                                          MFS Research Managers Series
                                          Zenith Equity Series (formerly, Capital
                                            Growth Series)

This prospectus is designed to help you decide whether to invest in the Fund and which Series best match your investment objectives. The prospectus is divided into three Sections:

   I   A brief overview of the structure of the Fund and the Series.

   II Information about each Series, including investment objectives, investment strategies and risks.

   III Other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                  MAY 1, 2002

                               TABLE OF CONTENTS

Section I--Overview of New England Zenith Fund.......................  B-3
Section II--Information about each Series............................  B-5
Section III--Other Information about the Fund........................ B-70
Financial Highlights................................................. B-73

                         Information about each Series
                         -----------------------------
State Street Research Money Market Series............................  B-6
State Street Research Bond Income Series.............................  B-9
Balanced Series...................................................... B-16
MFS Total Return Series.............................................. B-23
Alger Equity Growth Series........................................... B-27
Capital Guardian U.S. Equity Series.................................. B-29
Davis Venture Value Series........................................... B-33
FI Mid Cap Opportunities Series...................................... B-37
FI Structured Equity Series.......................................... B-40
Harris- Oakmark Focused Value Series................................. B-45
Jennison Growth Series............................................... B-51
Loomis Sayles Small Cap Series....................................... B-54
MFS Investors Trust Series........................................... B-60
MFS Research Managers Series......................................... B-64
Zenith Equity Series................................................. B-68

                Section I--Overview of New England Zenith Fund

Organization

The Fund is a mutual fund, consisting of seventeen separate investment portfolios, which offers Class A, Class B and Class E shares. Fifteen of these portfolios (the "Series") are offered through this prospectus. MetLife Advisers, LLC ("MetLife Advisers") is the investment adviser to all the Series. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for the Series. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Trustees of the Fund relating to hiring and replacing subadvisers.

Each Series other than the Harris Oakmark Focused Value Series is a "diversified" fund. As a "non-diversified" fund, the Harris Oakmark Focused Value Series may hold fewer securities than the other Series. If the stocks held by this Series perform poorly, the Series could incur greater losses than if it had invested in a greater number of stocks.

Investors

Fund shares are offered only to separate accounts established by New England Life Insurance Company ("New England Financial"), Metropolitan Life Insurance Company ("Metropolitan Life"), MetLife Investors USA Insurance Company ("MetLife Investors"), General American Life Insurance Company ("General American") or other insurance companies affiliated with any of these insurance companies (the "Separate Accounts") and to certain eligible qualified retirement plans ("Qualified Plans"). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The Fund will offer shares directly to Qualified Plans through a separate prospectus. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts, or Qualified Plans that an investor in the Fund may pay under insurance or annuity contracts.

Types of Investments

Each Series invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income.

  Equity Securities

Equity securities include common stocks, preferred stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the "issuer" of the stock. Stocks often pay a dividend.

Investment advisers often characterize stocks as "growth stocks" or "value stocks." Generally, an investment adviser considers a stock to be a growth stock if it expects the company's earnings to grow more




A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.



A dividend is a payment made by a company to a shareholder that typically is based on the company's performance. A dividend may be paid as cash or additional securities.

rapidly than earnings of other companies. An investment adviser using a "growth" style of investing will be more likely than an adviser using a "value" style to buy a stock which is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as it would have otherwise, if the market does not agree with the subadviser's view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or "total return," of the Series that invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Each type of stock, such as stocks in different market capitalization categories, including "small cap," "mid cap," and "large cap," and in different investment style categories, such as value or growth, tend to go through cycles of performing better or worse than the stock market in general. These periods in the past have lasted for as long as several years.

  Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the maturity date, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Series invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or "yields." Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.




The maturity date is the date on which a fixed-income security "matures." This is the date on which the borrower must pay back the borrowed amount, which is known as the principal.

                   Section II--Information about each Series

This Section discusses the principal investment strategies and risks of investing in each Series. However, each Series may invest in securities and engage in certain investment practices not discussed below. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the back cover of the Prospectus to receive a free copy of the SAI.

Investment Objectives

The investment objective of each Series may be changed without shareholder approval.

Temporary Defensive Positions

Each Series intends normally to remain fully invested in its respective type of investments. However, for temporary defensive purposes in response to market, economic, political or other conditions, each Series, other than the Zenith Equity Series and the State Street Research Money Market Series, reserves the right to hold all or a substantial portion of its assets in cash or fixed-income investments. The types of securities in which a Series may invest include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. The FI Structured Equity Series and the FI Mid Cap Opportunities Series may also invest without limitation in preferred stocks and investment grade debt instruments for temporary defensive purposes. No estimate can be made as to when or for how long a Series may employ a defensive strategy. Although a defensive strategy may help insulate a Series from a downturn in securities markets, it could prevent the Series from capturing the gains it would otherwise achieve if the Series did not employ a defensive strategy. The use of a defensive strategy may prevent a Series from achieving its investment objective.

Portfolio Turnover

Each Series may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Series may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

Investment Percentage Requirements and Capitalization

Several of the Series have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types of investments or to certain ranges of market capitalization. These percentage requirements and capitalization ranges apply at the time an investment is made. A change in the value of an investment after it is acquired does not create a violation of these policies or ranges. For the FI Mid Cap Opportunities Series, a company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Series' investment.



Repurchase agreements are agreements under which a Series purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Series at a later date. Repurchase agreements allow a Series to earn a return on available cash at relatively low credit risk.

                   State Street Research Money Market Series

Investment Objective

The investment objective of the State Street Research Money Market Series ("Money Market") is a high level of current income consistent with preservation of capital.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Series, invests Money Market's assets in a managed portfolio of money market instruments. The Series may invest in the highest quality, short-term money market instruments or in U.S. government securities. The Series may invest in commercial paper and asset-backed securities, including those issued in Rule 144A and other private placement transactions. The Series also may invest in U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Series may invest all of its assets in any one type of security.

  Investment Selection

Money Market invests in short-term U.S. Government securities and corporate and asset-backed securities rated in the highest rating category by any two of Standard & Poor's, Moody's, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). U.S. Government securities include securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. Money Market may also invest in unrated securities, if they are determined by State Street Research to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker's acceptances and master demand notes.

The dollar-weighted average portfolio maturity of the Series may not exceed 90 days.

Principal Investment Risks

An investment in Money Market is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although Money Market seeks to preserve the value of your investment at $100.00 per share, it is possible to lose money by investing in Money Market.

Factors that could harm the investment performance of Money Market include:

   . A general decline in U.S. or foreign fixed-income security markets.



A money market fund is a type of mutual fund that only invests in certain types of high quality securities with short maturities. These securities are sometimes referred to as money market instruments.

Commercial paper is a kind of money market instrument issued to raise money for short-term purposes. Commercial paper may be issued by corporations to raise cash for their short-term, day-to-day, operational needs. Asset-backed commercial paper may be issued by intermediate trusts or similar entities that form pools of credit-card receivables or other assets used to back the commercial paper. Corporate or asset-backed commercial paper and other asset-backed securities are traded primarily among institutions.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

   . Poor performance of individual money market instruments held by Money
     Market, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

  Fixed-income Securities

Because of the short maturity and high credit quality of money market instruments, the risks associated with these instruments is generally lower than the risks associated with other fixed-income securities.

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A and other Private Placement Securities. The Series may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Series may not, however, purchase any security if, as a result, more than 10% of the Series' net assets would be invested in securities considered to be illiquid by State Street Research.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of Money Market for the last ten full calendar years. The table following the bar chart compares the average annual total returns of Money Market to the returns of the 91-Day Treasury Bill Rate. This information helps illustrate the volatility of Money Market's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to Money Market. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research.

                                    [CHART]


1992  1993  1994  1995  1996  1997  1998  1999  2000  2001
----  ----  ----  ----  ----  ----  ----  ----  ----  ----
3.8%  3.0%  4.0%  5.6%  5.1%  5.3%  5.3%  5.0%  6.2%  4.0%

During the period shown above, the highest quarterly return was 1.61% for the third quarter of 2000, and the lowest quarterly return was 0.57% for the fourth quarter of 2001. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                              Past One Year Past Five Years Past Ten Years
                              ------------- --------------- --------------
Class A......................     3.95%          5.11%          4.71%
Class B*.....................     3.69%          4.86%          4.46%
Class E**....................       N/A            N/A            N/A
91-Day Treasury Bill Rate....     3.25%          4.76%          4.51%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Class E shares of Money Market are being offered for the first time through this prospectus.

Portfolio Management

As of December 31, 2001, State Street Research managed approximately $46 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

Money Market pays MetLife Advisers an investment advisory fee at the annual rate of 0.35% for the first $1 billion of the Series' average daily net assets, 0.30% for the next $1 billion, and 0.25% for amounts over $2 billion. For the year ended December 31, 2001, Money Market paid MetLife Advisers an investment advisory fee of 0.35% of the Series' average daily net assets.

                   State Street Research Bond Income Series

Investment Objective

The investment objective of the State Street Research Bond Income Series ("Bond Income") is a competitive total return primarily from investing in fixed-income securities.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Series, invests, under normal circumstances, at least 80% of Bond Income's assets in fixed-income securities. You will receive 60 days prior notice if this 80% minimum is going to change. The Series may invest in investment grade fixed-income securities, obligations of the U.S. Treasury or any U.S. government agency, mortgage-backed and asset-backed securities, corporate debt securities of U.S. and foreign issuers, and cash equivalents. The Series may also invest in securities through Rule 144A and other private placement transactions.

Bond Income may also invest up to 30% of its total assets in a combination of
(i) non-U.S. dollar-denominated securities (not exceeding 20% of the Series' total assets); (ii) lower quality, high yield securities (not exceeding 20% of the Series total assets) and (iii) securities of issuers located in developing or emerging market countries (not exceeding 10% of the Series' total assets). (Securities purchased by the Series within the 10% limit in clause (iii) will not be counted toward the limits in clauses (i) or (ii), but will be counted toward the overall 30% limit.)

In addition to bonds, Bond Income's high yield securities may include convertible bonds, convertible preferred stocks, and warrants and other securities attached to bonds or other fixed-income securities.

The Series may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Series or to adjust the Series' duration.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

A futures contract is an obligation to buy or sell an asset on a specified future date or an obligation to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

The Series may also invest in payment-in-kind securities, structured securities, when-issued securities, and zero coupon bonds.

  Investment Selection

State Street Research establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. State Street Research also allocates the Series' investments among bond market sectors (such as U.S. Treasury securities, U.S. government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. State Street Research also decides how the Series' portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, State Street Research relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

Although Bond Income does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of its foreign currency exposure.

State Street Research monitors and adjusts the Series' investments to try to maintain a duration generally within 1 1/2 years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2001, the duration of this index was
4.54 years.

Principal Investment Risks

Investing in Bond Income involves risks. Bond Income may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Bond Income include:

   . A general decline in U.S. or foreign fixed-income security markets.

   . Poor performance of individual fixed-income securities held by Bond
     Income, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.



A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Series' duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets. Bond Income may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts or futures contracts, to manage these risks. Although State Street Research does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of the Series' foreign currency exposure. However, State Street Research cannot assure that these techniques will be effective.

  Other Risks

Rule 144A and other Private Placement Securities. The Series may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Series may not, however, purchase any security if, as a result, more than 15% of the Series' net assets would be invested in securities considered to be illiquid by State Street Research.

Payment-in-Kind (PIK) Securities. The Series may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

Structured Securities. The Series may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities. The Series may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Zero (or Step) Coupons. The Series may invest in zero coupon securities. A zero coupon security is a debt security that is



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Series and the Series is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Series to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Warrants. The Series may invest in warrants and other equity securities attached to high yield bonds and other fixed-income securities. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities, but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Asset-backed Securities. The Series may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Convertible Securities. The Series may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying equity security.

New Securities. The Series may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Series' objective and strategies.

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of Bond Income for the last ten full calendar years. The table following the bar chart compares the average annual total returns of Bond Income to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Bond Income's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to Bond Income. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research.
                                    [CHART]


1992         8.2%
1993        12.6
1994        (3.4)
1995        21.2
1996         4.6
1997        10.9
1998         9.0
1999        (0.5)
2000         8.1
2001         8.8

During the period shown above, the highest quarterly return was 7.65% for the second quarter of 1995, and the lowest quarterly return was -3.05% for the first quarter of 1994. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31


                                                 Past One Year Past Five Years Past Ten Years
                                                 ------------- --------------- --------------
Class A.........................................     8.82%          7.21%          7.77%
Class B*........................................     8.57%          6.96%          7.52%
Class E**.......................................       N/A            N/A            N/A
Lehman Brothers Intermediate
  Government/Credit Index.......................     8.96%          7.10%          6.81%
Lehman Brothers Aggregate Bond Index***.........     8.44%          7.43%          7.23%
Lipper Variable Products Intermediate Investment
  Grade Debt Fund Average.......................     8.24%          6.61%          6.77%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Class E shares of Bond Income are being offered for the first time through this prospectus.
*** In the future, the Series' performance will be compared to the Lehman
    Brothers Aggregate Bond Index, instead of the Lehman Brothers Government/Credit Index. The Aggregate Bond Index more accurately describes the universe of securities in which the Series currently invests.

Portfolio Management

As of December 31, 2001, State Street Research managed approximately $46 billion in assets. State Street Research, an affiliate of MetLife, is located at One Financial Center, Boston, Massachusetts 02111.

State Street Research's Fixed Income Team is responsible for managing the portfolio and for making decisions with regard to duration targets, to yield curve positioning, and to weightings of sectors and types of securities.

Bond Income pays MetLife Advisers an investment advisory fee at the annual rate of 0.40% for the first $1 billion of the Series' average daily net assets, 0.35% for the next $1 billion, 0.30% for the next $1 billion and 0.25% for amounts over $3 billion. For the year ended December 31, 2001, Bond Income paid MetLife Advisers an investment advisory fee of 0.40% of the Series' average daily net assets.

                                Balanced Series

Investment Objective

The investment objective of the Balanced Series is long-term total return from a combination of capital appreciation and current income.

Principal Investment Strategies

Wellington Management Company, LLP ("Wellington Management"), subadviser to the Series, invests the Balanced Series' assets in a balanced portfolio of stocks and bonds. The "neutral position" of the Balanced Series portfolio consists of 60% stocks and other equity securities and 40% U.S. and foreign bonds. In response to current market conditions, Wellington Management may vary the percentage of the Balanced Series invested in equity securities from 50% to 70% of the Balanced Series' total assets and the fixed-income investments from 30% to 50% of the Series' total assets. Wellington Management will invest the equity portion of the Balanced Series primarily in stocks of U.S. companies with larger market capitalizations (generally greater than $6 billion), using a blend of top-down sector analysis and bottom-up security selection. Wellington Management will invest the fixed-income portion of the Balanced Series in investment grade U.S. corporate and U.S. government fixed-income securities and, to a lesser extent, U.S. high yield debt and fixed-income securities of foreign issuers, including companies and governments of emerging market countries.

  Investment Selection

Asset Allocation. Wellington Management invests 50% to 70% of the Balanced Series' total assets in equity securities and 30% to 50% of the Series' total assets in fixed-income securities. Wellington Management will divide the Balanced Series' assets between equity and fixed income securities based on Wellington Management's judgement of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category.

Equity Securities. Wellington Management invests the equity portfolio of the Balanced Series using a combination of top-down industry and sector analysis and bottom-up stock selection. Macro-economic data, such as changes in the Gross Domestic Product (GDP), rates of employment, and interest rates, are considered to identify sectors of the economy and industries which Wellington Management believes will grow faster than the U.S. economy. Wellington Management also attempts to identify long-term broad "themes" based on, for example, demographic trends, technological developments, and political and social developments in the U.S. and abroad.



Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgement, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

Wellington Management selects for the Balanced Series stocks of issuers which Wellington Management believes have the following attributes:

  .  leadership position within an industry;

  .  a strong balance sheet;

  .  a high return on equity;

  .  sustainable or increasing dividends;

  .  a strong management team;

  .  a globally competitive position.

Wellington Management may also consider general investor opinion as to whether a stock will continue to gain in value when evaluating stocks priced at historically high levels.

Wellington Management continually monitors each stock in the Series' portfolio and considers selling a stock when:

   . fundamentals deteriorate;

   . the stock appears overpriced.

Fixed-income Securities. Wellington Management also uses a blend of top-down market analysis and bottom-up security analysis when making selections for the Balanced Series' fixed-income portfolio, which may consist of a variety of securities, including, but not limited to:

   . U.S. government bonds

   . mortgage-backed securities

   . asset-backed securities

   . Yankee Bonds

   . investment grade U.S. corporate bonds

   . high yield U.S. corporate bonds

   . foreign government and supranational bonds

   . emerging market debt.

Wellington Management combines quantitative modeling and subjective judgement first to determine the fixed-income portfolio's average duration and industry sector weightings. Under normal market conditions, the duration of the Series' fixed-income portfolio will be within one year of the average duration of the Lehman Brothers Aggregate Bond Index. As of December 31, 2001, the average duration of this Index was 4.45 years.

Wellington Management may invest up to 25% of the Balanced Series' fixed-income portfolio in high yield and non-U.S. dollar bonds and up to 10% of the fixed-income portfolio in emerging market debt. For a description of the risks associated with investing in emerging markets, and foreign markets generally, see "Principal Investment Risks" below.



Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Yankee Bonds are fixed-income securities issued by foreign companies in U.S. dollars.

Supranational bonds are issued by organizations governed by representatives from different countries (e.g., the World Bank) to finance reconstruction and development projects around the world.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Series' duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

Principal Investment Risks

Investing in the Balanced Series involves risk. The Balanced Series may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Balanced Series include:

   . A general decline in U.S. stock or U.S. or foreign fixed-income markets.

   . Poor performance of individual equity securities held by the Balanced
     Series or of large capitalization stocks in general.

   . Poor performance of fixed-income securities held by the Balanced Series, which may be due to interest rate risk or credit risk.

   . Poor performance of equity securities relative to fixed-income securities when Wellington Management emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when Wellington Management invests relatively more of the Balanced Series' assets in fixed-income securities.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.





Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Wellington Management may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Wellington Management cannot assure that these techniques will be effective.

  Emerging Markets

The Balanced Series may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Series may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity or fixed-income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Series could




A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Series might not be able to close out futures transactions without incurring substantial losses.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Balanced Series for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of the Balanced Series to the returns of two relevant broad-based securities market indexes and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of the returns of the Balanced Series. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay. On May 1, 2000, Wellington Management succeeded Loomis, Sayles & Company, L.P. ("Loomis Sayles") as subadviser to the Balanced Series. The performance information set forth below relates to the life of the Series and, therefore, reflects the management of both Loomis Sayles and Wellington Management.

                                    [CHART]


1995    1996    1997    1998     1999     2000     2001
-----   -----   -----   ----    ------   ------   ------
24.8%   16.9%   16.2%   9.1%    (5.1)%   (1.9)%   (4.5)%



During the period shown above, the highest quarterly return was 9.65% for the fourth quarter of 1998, and the lowest quarterly return was -8.60% for the third quarter of 1999. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                       Life of the Series
                                       Past One Year Past Five Years   (October 31, 1994)
                                       ------------- --------------- -----------------------
Class A...............................     -4.45%          2.43%                       7.18%
Class B*..............................        N/A            N/A                         N/A
Class E**.............................     -4.59%          2.28%                       7.03%
S&P 500 Index.........................    -11.88%         10.70%                      15.15%
Lehman Brothers Government/Credit
  Index...............................      8.50%          7.37%                       8.20%
Lipper Variable Products Balanced Fund                               Data only available for
  Average.............................     -2.87%          8.16%     full one-year periods

--------
* Class B shares of the Balanced Series are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Portfolio Management

Wellington Management has been in the investment management business since 1928. As of December 31, 2001, the company managed approximately $311 billion in assets. Wellington Management's address is 75 State Street, Boston, Massachusetts 02109.

Maya K. Bittar, CFA, manages the equity portion of the Series and Thomas L. Pappas, CFA, manages the fixed-income portion of the Series. Ms. Bittar is a Vice President of Wellington Management and has been a Portfolio Manager there since she joined Wellington Management in

1998. From 1993 until she joined Wellington Management, Ms. Bittar was employed by Firstar Investment Research and Management Company. Mr. Pappas is a Senior Vice President and Partner of Wellington Management. He has been employed by Wellington Management since 1987.

The Balanced Series pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Series' average daily net assets and 0.675% for amounts over $200 million. For the year ended December 31, 2001, the Balanced Series paid MetLife Advisers an investment advisory fee of 0.70% of the Series' average daily net assets.

                            MFS Total Return Series

Investment Objective

The investment objective of the MFS Total Return Series ("Total Return") is a favorable total return through investment in a diversified portfolio.

Principal Investment Strategies

Massachusetts Financial Services Company ("MFS"), subadviser to the Series, normally invests at least 40%, but not more than 75%, of Total Return's net assets in common stocks and related securities (referred to as "equity securities") such as preferred stock and bonds, warrants or rights convertible into stock. The Series may also invest in depositary receipts for such equity securities. The Series may vary the percentage of its assets invested in any one type of security (within the limits described above) in accordance with MFS's interpretation of economic and money market conditions, fiscal and monetary policy, and security values. The Series focuses on undervalued equity securities issued by companies with large market capitalizations ($5 billion or more). Total Return may invest in fixed-income securities such as corporate bonds, U.S. government securities, mortgage-backed securities and asset-backed securities. The Series normally invests at least 25% of its net assets in non-convertible fixed-income securities. The fixed-income portion of the Series' portfolio invests primarily in investment grade fixed- income securities, but the Series may invest up to 20% of its net assets in lower quality, high yield securities. Consistent with the principal investment strategies above, the Series may invest up to 20% of its net assets in foreign securities.

  Investment Selection

Equity Securities. Total Return will generally invest in equity securities of companies MFS believes are undervalued relative to their long-term potential due to a decline in the financial markets, poor economic conditions generally, developments in the issuer's industry, or because the market has simply overlooked them. Undervalued equity securities generally have relatively lower price-to-book, price-to-sales and/or price-to-earnings ratios. MFS uses a bottom-up investment style in managing the equity portion of the Series. This means that securities are selected based upon MFS's assessment of the earnings, cash flows, competitive position and management abilities of the issuer.

Fixed-income Securities. In selecting fixed-income investments for the Series, MFS considers the view of its large group of fixed-income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed-income markets. In assessing the credit quality of fixed-income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but also performs its own independent credit analysis.



Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

Principal Investment Risks

Investing in Total Return involves risks. The Series may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Series include:

   . A general decline in U.S. or foreign equity or fixed-income markets.

   . Poor performance of individual equity securities held by Total Return or of large capitalization stocks in general.

   . Poor performance of fixed-income securities held by Total Return, which may be due to interest rate risk or credit risk.

   . Poor performance of equity securities relative to fixed-income securities when MFS emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when MFS invests relatively more of the Series' assets in fixed-income securities.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that




Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.



Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is called a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Total Return Series for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Total Return Series to the returns of two relevant broad-based securities market indexes and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of the returns of the Total Return Series. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay. On July 1, 2001, MFS succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to Total Return. The performance information set forth below relates to the life of the Series and, therefore, reflects the management of both Back Bay Advisors and MFS.
                                    [CHART]


1992         6.7%
1993        10.6
1994        (1.1)
1995        31.3
1996        15.0
1997        26.6
1998        19.7
1999        10.0
2000        (3.4)
2001        (3.8)

During the period shown above, the highest quarterly return was 14.88% for the fourth quarter of 1998, and the lowest quarterly return was -7.39% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                 Past One Year Past Five Years Past Ten Years
                                                 ------------- --------------- --------------
Class A.........................................     -3.80%         9.13%          10.56%
Class B*........................................        N/A           N/A             N/A
Class E*........................................        N/A           N/A             N/A
S&P 500 Index...................................    -11.88%        10.70%          12.93%
Lehman Brothers Government/Credit Index.........      8.50%         7.37%           7.27%
Lipper Variable Products Flexible Portfolio Fund
  Average.......................................     -5.27%         8.06%           9.74%

--------
* Class B and Class E shares of Total Return are being offered for the first time through this prospectus.

Portfolio Management

As of December 31, 2001, MFS managed approximately $137.2 billion in assets worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

Total Return is managed by a team of portfolio managers.

Total Return pays MetLife Advisers an investment advisory fee at the annual rate of 0.50% of the Series' average daily net assets. For the year ended December 31, 2001, Total Return paid MetLife Advisers an investment advisory fee at the same rate.

                          Alger Equity Growth Series

Investment Objective

The investment objective of the Alger Equity Growth Series ("Equity Growth") is long-term capital appreciation.

Principal Investment Strategies

Fred Alger Management, Inc. ("Alger"), subadviser to the Series, invests, under normal circumstances, Equity Growth's assets primarily in growth stocks. Alger will ordinarily invest at least 80% of Equity Growth's assets in equity securities. You will receive 60 days prior notice if this 80% minimum is going to change. The Series will invest in equity securities of issuers with a market capitalization of $1 billion or greater.

  Stock Selection

Alger seeks out and invests primarily in companies that are traded on domestic stock exchanges or in the domestic over-the-counter market. The companies Alger chooses for the portfolio of the Series may still be in the development stage, may be older companies that appear to be entering a new stage of growth progress due to factors like management changes or development of new technologies, products or markets, or may be companies providing products or services with a high unit volume growth rate. Alger focuses on fundamental characteristics of individual companies and does not allocate assets based on specific industry sectors.

Principal Investment Risks

Investing in Equity Growth involves risks. Equity Growth may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Equity Growth include:

   . A general decline in U.S. stock markets.

   . Poor performance of individual stocks held by Equity Growth or of growth stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Equity Growth for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Equity Growth to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Equity Growth's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay.

                                    [CHART]


1995   1996   1997   1998   1999   2000    2001
----   ----   ----   ----   ----   ----    ----
48.8%  13.2%  25.6%  47.8%  34.1%  (13.7)% (12.0)%

During the period shown above, the highest quarterly return was 26.06% for the fourth quarter of 1998, and the lowest quarterly return was -18.48% for the third quarter of 2001. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                     Life of Series
                                   Past One Year Past Five Years   (October 31, 1994)
                                   ------------- --------------- -----------------------
Class A...........................    -12.01%          13.59%                     16.83%
Class B*..........................        N/A             N/A                        N/A
Class E**.........................    -12.16%          13.44%                     16.68%
S&P 500 Index.....................    -11.88%          10.70%                     15.15%
Lipper Variable Products Large-Cap                               Data only available for
  Growth Fund Average.............    -21.88%           9.04%    full one-year periods

--------
* Class B shares of Equity Growth are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Portfolio Management

As of December 31, 2001, Alger managed approximately $13.6 billion in assets for seven mutual funds and other institutional investors. Alger's address is 111 Fifth Avenue, New York, New York 10003.

Dan C. Chung and David Hyun are the portfolio managers of the Series. Both are Executive Vice Presidents at Alger. Mr. Chung is Alger's Chief Investment Officer and has held various investment positions at Alger since 1994. Mr. Hyun held various investment positions at Alger from 1991 to 2000, then spent a year as a portfolio manager at Oppenheimer Funds before returning to Alger in September 2001.

Fred M. Alger has been Alger's chief market strategist since September 2001. Mr. Alger is the founder, Chairman and President of Alger.

Equity Growth pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Series' average daily net assets and 0.70% for amounts over $1 billion. For the year ended December 31, 2001, Equity Growth paid MetLife Advisers an investment advisory fee of 0.75% of the Series' average daily net assets.

                      Capital Guardian U.S. Equity Series

Investment Objective

The investment objective of the Capital Guardian U.S. Equity Series ("U.S. Equity") is long-term growth of capital.

Principal Investment Strategies

Capital Guardian Trust Company ("Capital Guardian"), subadviser to the Series, invests, under normal circumstances, at least 80% of U.S. Equity's assets in equity securities. You will receive 60 days prior notice if this 80% minimum is going to change. The Series will invest in equity securities of U.S. companies with market capitalizations greater than $1 billion at the time of purchase. The Series may also invest in fixed income securities convertible into equity securities. The Series may invest up to 15% of its total assets in foreign securities, including securities of issuers in emerging markets. Capital Guardian defines "foreign securities" as securities of issuers domiciled outside the U.S. and not included in the S&P 500 Index. "Foreign securities" also includes American Depositary Receipts ("ADRs"), through which the Series may also have exposure to foreign currencies.

  Stock Selection

In selecting stocks for U.S. Equity, Capital Guardian focuses primarily on the potential for capital appreciation. Capital Guardian seeks for the Series dynamic, growing companies with asset values it believes are understated, strong balance sheets, and stock prices it does not consider excessive relative to book value.

Principal Investment Risks

Investing in U.S. Equity involves risks. U.S. Equity may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of U.S. Equity include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by U.S. Equity.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. U.S. Equity may not perform as well as a fund that invests in only value or growth stocks.

Real Estate Investment Trusts (REITs) One category of equity securities in which U.S. Equity invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to credit risk and market risk, and equity REITs are also subject to market risk.

Mutual Funds The Series may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Series' investment in the mutual fund will fall if the value of the underlying securities declines. The Series will bear its proportionate share of the mutual fund's fees and expenses.

  Rule 144A Securities

The Series may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. A Rule 144A security is treated as illiquid unless Capital Guardian determines, under guidelines established by the Fund's trustees, that it is liquid.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Capital Guardian may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Capital Guardian cannot assure that these techniques will be effective.

  Emerging Markets

U.S. Equity may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Series may seek to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency rates.

Investment Performance Record

Since U.S. Equity commenced operations on May 1, 2002, the date of this prospectus, the Series does not yet have a full calendar year of investment performance.

Portfolio Management

Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which is a wholly-owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968. As of December 31, 2001, Capital Guardian managed approximately $120 billion in assets. Capital Guardian is located at 333 South Hope Street, Los Angeles, California 90071.

Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selections as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers of each segment of the portfolio, other than that managed by the group of research analysts, are as follows:

Michael Erickson is a Senior Vice President and portfolio manager for Capital Guardian and a Senior Vice President and Director for Capital International Limited. He joined the Capital Guardian organization in 1987.



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

David Fisher is Chairman of the Board of Capital Group International, Inc. and Capital Guardian. He joined the Capital Guardian organization in 1969.

Theodore Samuels is a Senior Vice President and a Director for Capital Guardian, as well as a Director of Capital International Research, Inc. He joined the Capital Guardian organization in 1981.

Eugene Stein is an Executive Vice President, a Director and Chairman of Capital Guardian, as well as Chairman of Capital Guardian's Investment Committee. He joined the Capital Guardian organization in 1972.

Terry Berkemeier is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility in Capital Guardian Trust Company and research responsibilities for the global metals and mining industries. He joined the Capital Guardian organization in 1992.

Alan J. Wilson is a Vice President of Capital International Research, Inc. and has research responsibilities covering U.S. oil services and household products. He joined the Capital Guardian organization in 1991.

Karen Miller is a Senior Vice President and Director of Capital International Research, Inc. She joined the Capital Guardian organization in 1990.

U.S. Equity pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Series' average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion.

                          Davis Venture Value Series

Investment Objective

The investment objective of the Davis Venture Value Series ("Venture Value") is growth of capital.

Principal Investment Strategies

Davis Selected Advisers, L.P. ("Davis Selected"), subadviser to the Series, invests, under normal circumstances, the majority of Venture Value's assets primarily in equity securities of companies with market capitalizations of at least $10 billion. Davis Selected searches for companies that it believes are of high quality and whose stocks are selling at attractive prices with the intention of holding them for the long term. Davis Selected believes that managing risk is the key to delivering superior long-term investment results; therefore, it considers how much could potentially be lost on an investment before considering how much might be gained.

  Stock Selection

Davis Selected has developed a list of ten characteristics that it believes allow companies to sustain long-term growth and minimize risks to enhance their potential for superior long-term returns. Although few companies exhibit all ten characteristics, Davis Selected searches for companies that possess:

   . Excellent management.

   . Managers who own stock in their own company.

   . Strong returns on investments of an issuer's capital.

   . A lean expense structure.

   . A dominant or growing market share in a growing market.

   . A proven record as an acquirer.

   . A strong balance sheet.

   . Products or services that are not likely to become obsolete.

   . Successful international operations.

   . Innovation in all aspects of operations.

Davis Selected does not have particular allocation strategies, and emphasizes individual stock selection rather than industry sectors. Davis Selected relies heavily on its evaluation of the management of potential investments, and will ordinarily visit the managers at their place of business to gain insight into the relative value of different companies.

Principal Investment Risks

Investing in Venture Value involves risks. Venture Value may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Venture Value include:

   . A general decline in the U.S. stock market.

   . Poor performance of individual stocks held by Venture Value, of large capitalization stocks, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Venture Value for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Venture Value to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Venture Value's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay.

                                    [CHART]


1995   1996   1997   1998   1999   2000   2001
-----  -----  -----  -----  -----  ----  -------
39.3%  25.8%  33.5%  14.4%  17.5%  9.5%  (11.1)%

During the period shown above, the highest quarterly return was 21.20% for the fourth quarter of 1998, and the lowest quarterly return was -14.47% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                Past       Past      Life of the Series
                                              One Year  Five Years   (October 31, 1994)
                                              --------- ---------- -----------------------
Class A......................................   -11.13%    11.80%                   16.32%
Class B*.....................................       N/A       N/A                      N/A
Class E**....................................   -11.28%    11.65%                   16.17%
S&P 500 Index................................   -11.88%    10.70%                   15.15%
Lipper Variable Products Large-Cap Value Fund                      Data only available for
  Average....................................    -5.98%     8.94%  full one-year periods

--------
* Class B shares of Venture Value are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Portfolio Management

As of December 31, 2001, Davis Selected, together with its affiliated institutional asset management companies, managed approximately $41.8 billion in assets. Davis Selected's address is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Davis Selected may delegate to Davis Selected Advisers-NY, Inc. any of its responsibilities related to Venture Value. Davis Selected Advisers-NY, Inc. is a wholly-owned subsidiary of Davis Selected and is located at 609 Fifth Avenue, New York, New York 10017.

Christopher C. Davis and Kenneth C. Feinberg are the co-portfolio managers of Venture Value. Christopher Davis has been the portfolio manager for Venture Value and other equity funds managed by Davis Selected since February 1997. Christopher Davis was co-portfolio manager of Venture Value with Shelby M.C. Davis from October 1995 until February 1997. Prior to co-managing Venture Value's portfolio, Christopher Davis worked as Shelby Davis' assistant portfolio manager and research analyst. Mr. Feinberg has co-managed other equity funds for Davis Selected since May 1998 and became co-portfolio manager of Venture Value in April 1999. Mr. Feinberg was a research analyst at Davis Selected from December 1994 until May 1998, and before that he was an Assistant Vice President of Investor Relations for Continental Corp.

As Senior Research Adviser, Shelby Davis provides investment themes and strategies to, and helps select individual stocks for, Venture Value.

Venture Value pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Series' average daily net assets and 0.70% for amounts over $1 billion. For the year ended December 31, 2001, Venture Value paid MetLife Advisers 0.75% of the Series' average daily net assets in investment advisory fees.

                        FI Mid Cap Opportunities Series

Investment Objective

The investment objective of the FI Mid Cap Opportunities Series ("Mid Cap") is long-term growth of capital.

Principal Investment Strategies:

Fidelity Management & Research Company ("FMR"), subadviser to the Series, normally invests Mid Cap's assets primarily in common stocks. The Series normally invests at least 80% of Mid Cap's assets in securities of companies with medium market capitalizations. You will receive 60 days prior notice if this 80% minimum is going to change. Although a universal definition of medium market capitalization does not exist, FMR generally defines medium market capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the S&P MidCap 400 Index or the Russell Midcap Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Series' investment. Companies whose capitalizations no longer meet this definition after purchase continue to have a medium market capitalization for purposes of the 80% policy. The size of companies in each index changes with market conditions and the composition of each index. The Series may invest in companies with smaller or larger market capitalizations. Securities of both domestic and foreign issuers may be purchased for the Series.

  Investment Selection

The Series is not constrained by any particular investment style. At any given time, the Series may tend to buy either "growth" stocks or "value" stocks, or a combination of both. In buying and selling securities for the Series, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and company management.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Series' exposure to changing security prices or other factors that affect security values. If FMR strategies do not work as intended, the Series may not achieve its objective.

Principal Investment Risks

Investing in Mid Cap involves risks. Mid Cap may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Mid Cap include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by Mid Cap, or of mid cap stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of midcap companies involve potentially greaters risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Exchange Traded Funds. The Series may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Series' investment in the ETF will fall if the value of the underlying securities declines. The Series will bear its proportionate share of the ETF's fees and expenses.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value the security in the issuer's home country. FMR may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Fidelity cannot assure that these techniques will be effective.




A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date or an obligation to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

  Forward Contracts and Futures Contracts

The Series attempts to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency rates. The Series may also purchase futures contracts to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, Mid Cap could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, Mid Cap might not be able to close out futures transactions without incurring substantial losses.

Investment Performance Record

Since Mid Cap commenced operations on May 1, 2002, the date of this prospectus, the Series does not yet have a full calendar year of investment performance.

Portfolio Management

While FMR is the subadviser to Mid Cap, the day-to-day investment management decisions for the Series will be made by FMR Co., Inc. ("FMRC"), which serves as sub-subadviser to Mid Cap. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2001, FMR and its affiliates managed approximately $912 billion in assets. FMR's address is 82 Devonshire Street, Boston, MA 02109.

Peter Saperstone is the Portfolio Manager of Mid Cap. Mr. Saperstone has been associated with FMRC since January 2000 and with FMR from 1995 through 2000.

Mid Cap pays MetLife Advisers an investment advisory fee at the annual rate of 0.80% for the first $250 million of the Series' average daily net assets, 0.75% for the next $500 million, and 0.70% for amounts over $750 million.

                          FI Structured Equity Series

Investment Objective

The investment objective of the FI Structured Equity Series ("Structured Equity") is long-term growth of capital.

Principal Investment Strategies

Fidelity Management & Research Company ("FMR"), subadviser to the Series, normally invests Structured Equity's assets primarily in common stocks. FMR normally invests at least 80% of Structured Equity's assets in equity securities. You will receive 60 days prior notice if this 80% minimum is going to change. The Series may invest in domestic and foreign issuers.

  Investment Selection

FMR invests the Series' assets in securities of companies it believes are undervalued in the marketplace in relation to factors such as a company's assets, earnings, growth potential and cash flow, or in relation to securities of other companies in the same industry. Companies with these characteristics tend to have lower than average price/earnings (P/E) or price/book (P/B) ratios. The stocks of these companies are often called "value" stocks. FMR uses the Russell 1000 Value Index as a guide in structuring the Series and in selecting its investments. FMR considers Structured Equity's security, industry and market capitalization weightings relative to the index. FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management. These securities may then be analyzed using statistical models to further evaluate a security's growth potential, valuation, investment risk and liquidity.

In buying and selling securities for Structured Equity, FMR invests for the long term and selects those securities it believes offer strong opportunity for long-term growth of capital and are attractively valued.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Series' exposure to changing security prices or other factors that affect security values. If FMR strategies do not work as intended, the Series may not achieve its objective.

Principal Investment Risks

Investing in Structured Equity involves risks. Structured Equity may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Structured Equity include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by Structured Equity, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Exchange Traded Funds. The Series may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Series' investment in the ETF will fall if the value of the underlying securities declines. The Series will bear its proportionate share of the ETF's fees and expenses.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country.FMR may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, FMR cannot assure that these techniques will be effective.




A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

  Forward Contracts and Futures Contracts

The Series attempts to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency rates. The Series may also purchase futures contracts to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, Structured Equity could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, Structured Equity might not be able to close out futures transactions without incurring substantial losses.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Structured Equity for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Structured Equity to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Structured Equity's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay. On May 1, 2002, FMR succeeded Westpeak Investment Advisors, L.P. ("Westpeak") as subadviser to Structured Equity. The performance information set forth below reflects Westpeak's management only.


                                    [CHART]


 1994   1995    1996    1997    1998    1999    2000    2001
------  -----   -----   -----   -----   ----   ------  -------
(1.2)%  36.5%   18.1%   33.5%   24.4%   9.4%   (5.2)%  (13.9)%


During the period shown above, the highest quarterly return was 19.53% for the fourth quarter of 1998, and the lowest quarterly return was -16.08% for the third quarter of 2001. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                        Life of the Series
                                        Past One Year Past Five Years    (April 30, 1993)
                                        ------------- --------------- -----------------------
Class A................................    -13.93%         8.19%                       12.15%
Class B*...............................        N/A           N/A                          N/A
Class E**..............................    -14.08%         8.04%                       12.00%
S&P 500 Index..........................    -11.88%        10.70%                       13.85%
Russell 1000 Value Index***............     -5.59%        11.13%                       13.74%
Lipper Variable Products Multi-Cap Core                               Data only available for
  Fund Average.........................    -12.94%         8.98%      full one-year periods

--------
* Class B shares of Structured Equity are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.
*** In the future, the Series' performance will be compared to the Russell 1000
    Value Index, instead of the S&P 500 Index, due to changes in the Series' investment objective and principal investment strategies resulting from FMR's succeeding Westpeak as subadviser on May 1, 2002.

Portfolio Management

While FMR is the subadviser to Structured Equity, the day-to-day investment management decisions for the Series will be made by FMR Co., Inc. ("FMRC"), which serves as sub-subadviser to Structured Equity. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2001, FMR and its affiliates managed approximately $912 billion in assets. FMR's address is 82 Devonshire Street, Boston, MA 02109.

Robert Macdonald is the Portfolio Manager of Structured Equity. Mr. Macdonald is a Senior Vice President and Portfolio Manager and has been associated with FMRC since January 2000 and with FMR from 1985 through 2000.

Structured Equity pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Series' average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion. For the year ended December 31, 2001, Structured Equity paid MetLife Advisers an investment advisory fee of 0.68% of the Series' average daily net assets.

                      Harris Oakmark Focused Value Series

Investment Objective

The investment objective of the Harris Oakmark Focused Value Series ("Focused Value") is long-term capital appreciation.

Principal Investment Strategies

Harris Associates L.P. ("Harris"), subadviser to the Series, invests Focused Value's assets, under normal circumstances, primarily in common stocks of U.S. companies. Focused Value is a "non-diversified fund," which means that it may hold at any one time securities of fewer issuers compared to a "diversified fund." Focused Value could own as few as 12 securities, but generally will have 15 to 20 securities in its portfolio. Harris will normally invest at least 65% of Focused Value's total assets in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies considered to be midcap stocks by Morningstar, Inc. As of December 31, 2001, this capitalization range was $1.4 billion to $8.6 billion. This capitalization range will change over time due to changes in the value of U.S. stocks. Harris may invest up to 25% of Focused Value's total assets in fixed-income securities, including investment grade securities and high yield debt.

Harris uses a value investment style in selecting equity securities for Focused Value. Harris believes that, over time, a company's stock price converges with its true business value. By "true business value," Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that by investing in equity securities priced significantly below what Harris believes is the true business value presents the best opportunity to achieve Focused Value's investment objective.

Harris' value strategy also emphasizes investing for the long-term, which means that Focused Value will generally own the stock of companies in which it invests for at least two to three years, although Harris may use short-term trading strategies as well.

  Stock Selection

Harris uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have these attributes:

   . Free cash flows and intelligent investment of excess cash.

   . Earnings that are growing and reasonably predictable.

   . High level of manager ownership.



Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

Harris focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those companies that meet the criteria described above, Harris uses in-house research to analyze each company. As part of this selection process, its analysts typically visit companies and talk to various industry sources.

The chief consideration in the selection of stocks is the size of the discount of a company's stock price compared to Harris' view of the company's true business value. Once Harris determines that a stock is selling at a significant discount (typically 60%) to Harris' view of its estimated worth, and the company has certain of the additional qualities mentioned above, Harris generally will consider buying that stock. Harris usually sells when the company's stock price approaches 90% of Harris' view of its estimated worth. This process allows Harris to set specific "buy" and "sell" targets for each stock held by Focused Value. Harris also monitors Focused Value's holdings, and, if warranted, adjusts a stock's price target to reflect changes in a company's characteristics.

Principal Investment Risks

Investing in Focused Value involves risks. Focused Value may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Focused Value include:

   . A general decline in the U.S. stock markets or fixed-income securities markets.

   . Poor performance of individual stocks held by Focused Value, of midcap stocks, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of fixed-income securities held by Focused Value, which may be due to interest rate risk or credit risk.

   . The risks associated with a "non-diversified" fund. If the stocks in which Focused Value invests perform poorly, the Series could incur greater losses than if it had invested in a larger number of stocks.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Non-Diversification. Investing in a limited number of stocks may increase the volatility of Focused Value's investment performance as compared to funds that invest in a larger number of stocks. If the stocks in which Focused Value invests perform poorly, Focused Value could incur greater losses than if it had invested in a larger number of stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of higher interest rate. This additional payment is a premium.


Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Focused Value for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Focused Value to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Focused Value's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay. On May 1, 2000, Harris succeeded Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co., as subadviser to Focused Value. On May 1, 1998, GSAM succeeded Loomis, Sayles & Company, L.P. ("Loomis Sayles") as subadviser to Focused Value. The performance information set forth below relates to the life of the Series and, therefore, reflects the management of GSAM, Loomis Sayles and Harris.
                                    [CHART]


1994        (0.3)%
1995        30.4
1996        17.6
1997        17.4
1998        (5.5)
1999         0.3
2000        20.5
2001        27.8

During the period shown above, the highest quarterly return was 20.42% for the second quarter of 1999, and the lowest quarterly return was -19.83% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                   Life of the Series
                                   Past One Year Past Five Years    (April 30, 1993)
                                   ------------- --------------- -----------------------
Class A...........................     27.76%        11.36%              13.52%
Class B*..........................     27.51%        11.11%              13.27%
Class E*..........................     27.61%        11.21%              13.37%
Russell Midcap Index..............     -5.62%        11.40%              13.48%
S&P 500 Index.....................    -11.88%        10.70%              13.85%
Lipper Variable Products Multi-Cap                               Data only available for
  Value Fund Average..............     -0.22%         9.98%      full one-year periods

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares and the 0.15% 12b-1 fee of the Class E shares.

Past Performance of a Similarly Managed Fund

The total returns shown below are based on performance data furnished by Harris for Class I shares of The Oakmark Select Fund, a mutual fund which has the same investment objective as that of Focused Value and which has been managed using investment policies and strategies substantially similar, though not necessarily identical, to those of Focused Value. The Oakmark Select Fund is managed by William C. Nygren, and Focused Value is managed by William C. Nygren, Henry Berghoef and Floyd J. Bellman. The following information does not represent Focused Value's performance and should not be considered a prediction of future performance of Focused Value. Focused Value's performance may be higher or lower than the performance of The Oakmark Select Fund shown below. The performance of The Oakmark Select Fund shown below does not reflect any of the additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans for which Focused Value serves as an investment vehicle. These charges have the effect of lowering the performance of a variable insurance product.

                                        The Oakmark Select   Russell
                                          Fund--Class I    Midcap Index
                                        ------------------ ------------
        Total Return for the Year Ended
          December 31, 2001............       26.06%          -5.62%
        Average Annual Total Return
          For the Past Five Years Ended
          December 31, 2001............       26.75%          11.40%
        Average Annual Total Return
          From Inception of The
          Oakmark Select Fund
          (November 1, 1996) to
          December 31, 2001............       29.06%          13.48%

The Russell Midcap Index is an unmanaged index of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index represents the largest 1000 U.S. companies.

Portfolio Management

Harris also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships. Together with a predecessor, Harris has advised and managed mutual funds since 1970. As of December 31, 2001, Harris manages approximately $20.8 billion in assets. Harris' address is Two North LaSalle Street, Chicago, Illinois 60602-3790.

William C. Nygren, CFA, Henry Berghoef, CFA and Floyd J. Bellman, CFA are Focused Value's portfolio managers. Mr. Nygren joined Harris as an analyst in 1983, and was Harris' Director of Research from September 1990 to April 1998. Previously, he was an analyst with Northwestern Mutual Life Insurance Company. Mr. Berghoef has been a senior analyst at Harris since 1994. He was an analyst at Kirr, Marbach & Co. from 1990 to 1993 and an analyst at Geico Corporation from 1985 to 1990. Mr. Bellman joined Harris in

1995 and has over 20 years of investment experience. Prior to joining Harris, he was a Vice President and Senior Portfolio Manager at Harris Trust and Savings Bank.

Focused Value pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Series' average daily net assets. For the year ended December 31, 2001, Focused Value paid MetLife Advisers an investment advisory fee at the same rate.

                            Jennison Growth Series

Investment Objective

The investment objective of the Jennison Growth Series ("Jennison Growth") is long-term growth of capital.

Principal Investment Strategies

Jennison Associates LLC ("Jennison"), subadviser to the Series, will normally invest at least 65% of the Series' assets in equity and equity-related securities of U.S. companies that exceed $1 billion in market capitalization and that Jennison believes have strong capital appreciation potential. These companies are generally considered to be in the medium-to-large capitalization range. The Series may invest in common stocks, preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. The Series may also invest in warrants and similar rights that can be exercised for equity securities. The Series may invest up to 20% of its assets in money market instruments, U.S. government securities and derivatives. The Series may invest up to 20% of its total assets in foreign securities. The 20% limitation on foreign securities does not include American Depositary Receipts ("ADRs") and other similar securities trading on U.S. exchanges or markets, through which the Series may also have exposure to foreign currencies.

  Stock Selection

Jennison follows a highly disciplined investment selection and management process of identifying companies that show superior absolute and relative earnings growth and also are attractively valued. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the Series invests have historically been more volatile than the S&P 500 Index. Also, companies that have an earnings growth rate higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the Series is not likely to receive significant dividend income on its portfolio securities.

Jennison Growth's portfolio managers invest in medium-to-large companies experiencing some or all of the following: above-average revenue and earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development and productive new product flow, and financial strength. Such companies generally trade at high prices relative to their current earnings. The Series will consider selling or reducing a stock position when, in the opinion of Jennison, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement.

Principal Investment Risks

Investing in Jennison Growth involves risks. Jennison Growth may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Jennison Growth include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by Jennison Growth, or of growth stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of medium capitalization companies involve potentially greater risks and higher volatility than those of larger companies. Medium capitalization stocks do not always have as much growth potential as smaller capitalization stocks.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Jennison may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Jennison cannot assure that these techniques will be effective.

  Forward Contracts and Futures Contracts

The Series may seek to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency rates.

Investment Performance Record

Since Jennison Growth commenced operations on May 1, 2002, the date of this prospectus, the Series does not yet have a full calendar year of investment performance.

Portfolio Management

As of December 31, 2001, Jennison had approximately $62.3 billion in assets under management for institutional, mutual fund and managed account clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

Spiros "Sig" Segalas, Kathleen McCarragher and Michael Del Balso are the portfolio managers of Jennison Growth. Mr. Segalas is a founding member, a Director, President and the Chief Investment Officer of Jennison. He has been in the investment business for over 41 years. Kathleen McCarragher, Director and Executive Vice President of Jennison, is also Jennison's Domestic Equity Investment Specialist. Ms. McCarragher has been in the investment business since 1982. Prior to joining Jennison in 1998, Ms. McCarragher spent six years with Weiss, Peck & Greer where she was a managing director and the Director of Large Cap Growth Equities. Michael Del Balso, Director and Executive Vice President of Jennison, is also Jennison's Director of Equity Research. Mr. Del Balso has been in the investment business since 1968. He joined Jennison in 1972 after four years with White, Weld & Company, where he was a Vice President.

Jennison Growth pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Series' average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion.



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date or an obligation to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

                        Loomis Sayles Small Cap Series

Investment Objective

The investment objective of the Loomis Sayles Small Cap Series ("Small Cap") is long-term capital growth from investments in common stocks or other equity securities.

Principal Investment Strategies

Loomis, Sayles & Company, L.P. ("Loomis Sayles"), subadviser to the Series, will, under normal circumstances, invest at least 80% of Small Cap's assets in equity securities of companies with market capitalizations that fall, at the time of purchase, within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. You will receive 60 days prior notice if this 80% minimum is going to change. The Series may invest the rest of its assets in larger companies. Loomis Sayles may invest up to 20% of Small Cap's assets in securities of foreign issuers, including emerging markets securities. Small Cap invests in both value and growth stocks. Loomis Sayles typically does not consider current income when making buy/sell decisions.

  Stock Selection

Loomis Sayles begins with a universe of approximately 2,000 of the smallest U.S. companies that generally fall within the market capitalization range of the Russell 2000 Index.

Value Stocks. Loomis Sayles may invest in stocks of companies which it believes are undervalued by the market in relation to earnings, dividends, assets and growth prospects. Small Cap may also invest in companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Growth Stocks. When investing in growth stocks, Loomis Sayles seeks companies that have distinctive products, technologies, or services; dynamic earnings growth; prospects for a high level of profitability; and solid management.

Principal Investment Risks

Investing in Small Cap involves risks. Small Cap may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Small Cap include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by Small Cap.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of small capitalization issuers relative to the performance of issuers with larger capitalizations.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Small Cap may not perform as well as a fund which invests in only value or growth stocks.

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks.

Real Estate Investment Trusts (REITs). One category of equity securities in which Small Cap invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to credit risk and market risk, although equity REITs are also subject to market risk.

Rule 144A Securities. The Series may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. A Rule 144A security is treated as illiquid unless Loomis Sayles determines, under guidelines established by the Fund's trustees, that it is liquid.

Mutual Funds and Exchange Traded Funds. The Series may invest in mutual funds and exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are similar to mutual funds in that they are pools of securities. Since the value of a mutual fund or ETF is based on the value of the individual securities it holds, the value of a Series' investment in the mutual fund or ETF will fall if the value of the underlying securities declines. The Series will bear its proportionate share of the mutual fund's or ETF's fees and expenses.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Loomis Sayles may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Loomis Sayles cannot assure that these techniques will be effective.

  Emerging Markets

Small Cap may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Series may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Series could




A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Series might not be able to close out futures transactions without incurring substantial losses.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Small Cap for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Small Cap to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Small Cap's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay.
                                    [CHART]


1995   1996   1997    1998   1999   2000   2001
-----  -----  -----  ------  -----  ----  ------
28.9%  30.7%  24.9%  (1.7)%  31.8%  5.2%  (8.8)%

During the period shown above, the highest quarterly return was 29.19% for the fourth quarter of 1999, and the lowest quarterly return was -20.48% for the third quarter of 2001. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                        Life of the Series
                                        Past One Year Past Five Years     (May 2, 1994)
                                        ------------- --------------- -----------------------
Class A................................    -8.81%          9.19%                       12.86%
Class B*...............................       N/A            N/A                          N/A
Class E**..............................    -8.96%          9.04%                       12.71%
Russell 2000 Index.....................     2.49%          7.52%                       10.54%
Lipper Variable Products Small-Cap Core                               Data only available for
  Fund Average.........................     2.85%         10.09%      full one-year periods

--------
* Class B shares of Small Cap are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Portfolio Management

Loomis Sayles has been in the investment management business since 1926. As of December 31, 2001, Loomis Sayles managed approximately $64.6 billion in assets. Loomis Sayles' address is One Financial Center, Boston, Massachusetts 02110.

Christopher R. Ely and Joseph R. Gatz are the lead Portfolio Managers of Small Cap. The other Portfolio Managers are Philip C. Fine, David L. Smith, and Daniel G. Thelen.

Mr. Gatz, a Vice President of Loomis Sayles, joined Loomis Sayles as a Portfolio Manager in 1999 and has co-managed the Series since January 2000. From 1993 until he joined Loomis Sayles, Mr. Gatz was a Portfolio Manager at Banc One Investment Advisers Corporation and certain of its corporate predecessors. Messrs. Ely, Fine and Smith, each a Vice President of Loomis Sayles, have co-managed the Series since April 1999. Mr. Thelen, a Vice President of Loomis Sayles, has co-managed the Series since April 2000. Messrs. Ely, Fine, Smith and Thelen have been employed by Loomis Sayles for over 5 years.

Small Cap pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Series' average daily net assets and 0.85% for amounts over $500 million. For the year ended December 31, 2001, Small Cap paid MetLife Advisers an investment advisory fee of 0.90% of the Series' average daily net assets.

                          MFS Investors Trust Series

Investment Objective

The investment objective of the MFS Investors Trust Series (formerly, MFS Investors Series) ("Investors Trust") is long-term growth of capital with a secondary objective to seek reasonable current income.

Principal Investment Strategies

Massachusetts Financial Services Company ("MFS"), subadviser to the Series, ordinarily invests at least 65% of the net assets of Investors Trust in equity securities, including preferred stocks and fixed-income securities convertible into equity securities. Although the Series may invest in companies of any size, the Series focuses on companies with large market capitalizations (greater than $5 billion) that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Series will also seek to generate gross income equal to approximately 90% of the dividend yield on the S&P 500 Index. MFS may also invest up to 20% of the net assets of Investors Trust in foreign securities, including American Depositary Receipts ("ADRs"), through which it may have exposure to foreign currencies. The Series may also invest in fixed-income securities.

  Stock Selection

MFS uses a bottom-up, as opposed to a top-down, investment style in managing Investors Trust. This means that MFS selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager and MFS' large group of equity research analysts.

Principal Investment Risks

Investing in Investors Trust involves risks. Investors Trust may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Investors Trust include:

   . A general decline in U.S. or foreign stock markets or fixed-income security markets.

   . Poor performance of individual equity securities held by Investors Trust or of large capitalization stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of fixed-income securities held by Investors Trust, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  Rule 144A Securities

The Series may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. A Rule 144A security is treated as illiquid unless MFS determines, under guidelines established by the Fund's trustees, that it is liquid.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

  Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency rates and interest rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency rates or interest rates. The Series may also purchase futures contracts to maintain exposure to the broad equity markets or fixed income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, Investors Trust could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, Investors Trust might not be able to close out futures transactions without incurring substantial losses.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Investors Trust for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Investors Trust to the returns of a relevant broad-based securities market index and to the returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of the returns of Investors Trust. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay.

                                    [CHART]


 2000    2001
------  -------
(0.2)%  (15.9)%

During the period shown above, the highest quarterly return was 10.94% for the fourth quarter of 1999, and the lowest quarterly return was -13.05% for the third quarter of 2001. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                             Life of the Series
                                             Past One Year    (April 30, 1999)
                                             ------------- -----------------------
Class A.....................................    -15.92%                     -5.40%
Class B*....................................        N/A                        N/A
Class E**...................................    -16.07%                     -5.55%
S&P 500 Index...............................    -11.88%                     -4.31%
Lipper Variable Products Large-Cap Core Fund               Data only available for
  Average...................................    -13.03%    full one-year periods

--------
* Class B shares of Investors Trust are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Portfolio Management

As of December 31, 2001, MFS managed approximately $137.2 billion in assets. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

Investors Trust is managed by a team of portfolio managers.

Investors Trust pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Series' average daily net assets. For the year ended December 31, 2001, Investors Trust paid MetLife Advisers an investment advisory fee at the same rate.

                         MFS Research Managers Series

Investment Objective

The investment objective of the MFS Research Managers Series ("Research Managers") is long-term growth of capital.

Principal Investment Strategies

Massachusetts Financial Services Company ("MFS"), subadviser to the Series, invests at least 80% of the net assets of Research Managers in equity securities, including preferred stocks and fixed-income securities convertible into equity securities. The Series invests primarily in companies that MFS believes possess better than average prospects for long-term growth and attractive valuations. MFS may also invest up to 20% of the net assets of the Series in foreign securities, including American Depositary Receipts ("ADRs"), through which it may have exposure to foreign currencies, and emerging markets. The Series may invest in investment grade fixed-income securities and high yield debt.

  Stock Selection

A committee of investment research analysts selects portfolio securities for Research Managers. This committee includes investment analysts employed by MFS and MFS investment advisory affiliates. The committee first allocates assets among various industries. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the investment objective of the Series from within their assigned industry responsibility. The analysts focus on companies that they believe have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management. The Series may invest in companies of any size and its investments may include securities traded on securities exchanges or in the over-the-counter markets.

Principal Investment Risks

Investing in Research Managers involves risks. Research Managers may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Research Managers include:

   . A general decline in U.S. or foreign stock markets or fixed-income security markets.

   . Poor performance of individual equity securities held by Research Managers.

   . Poor performance of fixed-income securities held by Research Managers, which may be due to interest rate risk or credit risk.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  Rule 144A Securities

The Series may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. A Rule 144A security is treated as illiquid unless MFS determines, under guidelines established by the Fund's trustees, that it is liquid.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As





Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as forward contracts, or futures contracts to manage these risks. However, MFS cannot assure that these techniques will be effective.

  Emerging Markets

Research Managers may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Series may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad fixed income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Series could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Series might not be able to close out futures transactions without incurring substantial losses.

  High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.



Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Research Managers for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Research Managers to the returns of a relevant broad-based securities market index and to the returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Research Managers' returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay.

                                    [CHART]


 2000    2001
------  -------
(3.6)%  (21.0)%

During the period shown above, the highest quarterly return was 22.37% for the fourth quarter of 1999, and the lowest quarterly return was -19.26% for the third quarter of 2001. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                             Life of the Series
                                             Past One Year    (April 30, 1999)
                                             ------------- -----------------------
Class A.....................................    -20.96%                     -3.38%
Class B*....................................        N/A                        N/A
Class E**...................................    -21.11%                     -3.53%
S&P 500 Index...............................    -11.88%                     -4.31%
Lipper Variable Products Large-Cap Core Fund               Data only available for
  Average...................................    -13.03%    full one-year periods

--------
* Class B shares of Research Managers are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Portfolio Management

As of December 31, 2001, MFS managed approximately $137.2 billion in assets worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

Research Managers is managed by a team of equity research analysts.

Research Managers pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Series' average daily net assets. For the year ended December 31, 2001, Research Managers paid MetLife Advisers an investment advisory fee at the same rate.

                             Zenith Equity Series

Investment Objective

The investment objective of Zenith Equity is long-term capital appreciation.

Principal Investment Strategies

The Zenith Equity Series ("Zenith Equity") seeks to achieve its investment objective by investing in three other Series of the Fund. MetLife Advisers invests Zenith Equity's assets equally among Capital Guardian U.S. Equity Series ("U.S. Equity"), Jennison Growth Series ("Jennison Growth") and FI Structured Equity Series ("Structured Equity") (together, the "Underlying Series"). MetLife Advisers maintains this equal division of assets among the Underlying Series by rebalancing Zenith Equity's assets each fiscal quarter. Zenith Equity will invest at least 80% of its assets in equity securities. You will receive 60 days prior notice if this 80% minimum is going to change. Each Underlying Series has a different subadviser that will use a separate set of investment strategies, exposing each Underlying Series to its own investment risks.

Zenith Equity will pay its share of each Underlying Series' expenses, as well as Zenith Equity's own expenses. This may result in certain duplications of expenses.

Investment Objectives of the Underlying Series

U.S. Equity: long-term growth of capital.

Jennison Growth: long-term growth of capital.

Structured Equity: long-term growth of capital.

For further information about the Underlying Series, including those Series' principal investment strategies and risks, please see the sections of this prospectus pertaining to each Underlying Series.

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of Zenith Equity for the last ten full calendar years. The table following the bar chart compares the average annual total returns of Zenith Equity to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Zenith Equity's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay. On May 1, 2002, Capital Growth Management Limited Partnership ("CGM") ceased to be subadviser to Zenith Equity. The Series changed its investment objective and policies on that date but MetLife Advisers remained as investment adviser. The performance information set forth below relates to the last ten calendar years and, therefore, reflects only CGM's management and Zenith Equity's former investment objective and policies. CGM was the adviser to Zenith Equity from the Series' inception to April 30, 2001. From May 1, 2001 to April 30, 2002, CGM was the subadviser to Zenith Equity and MetLife Advisers was the adviser.

                                    [CHART]

 1992   1993    1994   1995   1996   1997   1998   1999    2000    2001
------  -----  ------  -----  -----  -----  -----  -----  ------  -------
(6.1)%  15.0%  (7.1)%  38.0%  21.1%  23.5%  34.1%  15.7%  (4.7)%  (16.4)%



During the period shown above, the highest quarterly return was 28.53% for the fourth quarter of 1998, and the lowest quarterly return was -19.84% for the third quarter of 2001. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                        Past One Year Past Five Years Past Ten Years
                                        ------------- --------------- --------------
Class A................................     -16.43%          8.82%          9.86%
Class B*...............................        N/A            N/A            N/A
Class E*...............................        N/A            N/A            N/A
S&P 500 Index..........................     -11.88%         10.70%         12.93%
Lipper Variable Products Multi-Cap
  Value Fund Average...................      -0.22%          9.98%         11.33%

--------
* Class B and Class E shares of Zenith Equity are being offered for the first time through this prospectus.

Portfolio Management

MetLife Advisers, investment adviser to all the Series of the Fund, manages Zenith Equity directly without a subadviser. As of December 31, 2001, MetLife Advisers managed approximately $19.1 billion in assets. MetLife Advisers' address is 501 Boylston Street, Boston, Massachusetts 02116.

Effective May 1, 2002, Zenith Equity does not pay MetLife Advisers an investment advisory fee for its services. For the year ended December 31, 2001, Zenith Equity paid MetLife Advisers an investment advisory fee of 0.63% of the Series' average daily net assets.

                 Section III--Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Series except Zenith Equity pays MetLife Advisers an investment advisory fee. For each Series except Zenith Equity, MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Series and MetLife Advisers pays each subadviser's fees. MetLife Advisers is responsible for overseeing the subadvisers and for hiring and replacing subadvisers, subject to approval by the Board of Trustees of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund.

Adviser/Subadviser Relationship

The Fund has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Trustees must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits the Fund to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Trustees. The Fund will notify shareholders of any subadviser changes and any other event of which notification is required under the order.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted a Distribution and Services Plan under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B shares and Class E shares (the "12b-1 Plan"). The Fund has entered into a Distribution Agreement with New England Securities Corporation as distributor (the "Distributor"). Under the Distribution Agreement, the Class B shares and Class E shares of the Fund each pay a service fee, accrued daily and paid monthly. The Distributor uses the service fees to compensate certain other parties for providing personal and account maintenance services relating to the Class B shares and Class E shares of a Series. These other parties may include the insurance companies (or their affiliates) that have established the Separate Accounts and other broker-dealers and financial intermediaries. The Distribution Agreement provides for an annual service fee equal to 0.25% of the average daily net assets of the Class B shares of each Series and an annual service fee equal to 0.15% of the average daily net assets of the Class E shares of each Series. These fees will increase the cost of investing over time. Under the 12b-1 Plan, the Trustees are authorized, without a shareholder vote, to increase the service fee payable by any class of a Series to 0.25%, and to implement a separate distribution fee for any class of a Series of up to 0.25% of the average daily net assets of such class.

Share Valuation and Pricing

  Net Asset Value

Each Series determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company, the Qualified Plan, or Zenith Equity Series. The net asset value per share for each Series (other than Money Market) is calculated by dividing the Series' net assets by its number of outstanding shares.

  Securities Valuation

The entire Money Market investment portfolio and any fixed-income securities with remaining maturities of 60 days or less held by any other Series are valued at amortized cost. Other portfolio securities of each Series normally are valued at market value. If no current market value is readily available for a portfolio security, the Fund's Board of Trustees is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to MetLife Advisers or the subadvisers of the Series.

Dividends and Capital Gain Distributions

  Money Market

Money Market declares its net investment income daily and pays these amounts monthly as a dividend. Money Market does not expect to realize any long-term capital gains, but if it does, these gains will be distributed once a year.

  Other Series

Currently, each Series other than Money Market annually pays as dividends substantially all net investment income (including any short-term capital gains). These Series also annually distribute all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Series, other than Money Market, may pay dividends from net investment income more or less often if the Fund's Board of Trustees deems it appropriate and if such change would not cause such Series to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Series to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Series must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Series so elects) of such year.

Dividends and distributions of each Series are automatically reinvested in additional shares of that Series.

Taxes

Each Series is a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code. So long as a Series distributes all of its net investment income and net capital gains to its shareholders, the Series itself does not pay any federal income tax. Although each Series intends to operate so that it will have no federal income tax liability on income and gains it distributes to the separate accounts, if any such liability is incurred, the investment performance of such Series will be adversely affected. In addition, Series investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Series. In addition, a Series' investment in foreign securities or foreign currencies may increase or accelerate such Series' recognition of ordinary income and may affect the timing or amount of the Series' distributions.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Series in which such accounts invest, must meet certain diversification requirements. Each Series intends to comply with these requirements. If a Series does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

A Series' investments in certain debt obligations may cause the Series to recognize taxable income in excess of the cash generated by such obligations. Thus, the Series could be required at times to liquidate other investments in order to satisfy its distribution requirements.

                             Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2001) of each Series for the past 5 years (or the life of the Series and class, for those Series and classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class and Series. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report for 2001, along with the Fund's financial statements, are included in the annual report which is available upon request. Since U.S. Equity, Jennison Growth and Mid Cap commenced operations on May 1, 2002, financial highlights for those Series are not yet available.

                   State Street Research Money Market Series

                                                                            Class A                         Class B
                                                       ------------------------------------------------  --------------
                                                                                                         May 1, 2001(a)
                                                                    Year Ended December 31,                 through
                                                       ------------------------------------------------   December 31,
                                                         2001      2000      1999      1998      1997         2001
                                                       --------  --------  --------  --------  --------  --------------
Net Asset Value, Beginning of Period.................. $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00     $100.00
                                                       --------  --------  --------  --------  --------     -------
Income From Investment Operations
Net Investment Income.................................     3.88      6.05      4.85      5.13      5.08        1.95
                                                       --------  --------  --------  --------  --------     -------
    Total From Investment Operations..................     3.88      6.05      4.85      5.13      5.08        1.95
                                                       --------  --------  --------  --------  --------     -------
Less Distributions
Distributions From Net Investment Income..............    (3.88)    (6.05)    (4.85)    (5.13)    (5.08)      (1.95)
                                                       --------  --------  --------  --------  --------     -------
    Total Distributions...............................    (3.88)    (6.05)    (4.85)    (5.13)    (5.08)      (1.95)
                                                       --------  --------  --------  --------  --------     -------
Net Asset Value, End of Period........................ $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00     $100.00
                                                       ========  ========  ========  ========  ========     =======
Total Return (%)......................................      4.0       6.2       5.0       5.3       5.3         2.0 (b)
Ratio of Operating Expenses to Average Net
 Assets (%)...........................................     0.42      0.41      0.40      0.45      0.45        0.67 (c)
Ratio of Net Investment Income to Average Net
 Assets (%)...........................................     3.80      6.04      4.89      5.15      5.21        1.65 (c)
Net Assets, End of Period (000)....................... $277,381  $242,346  $307,712  $203,597  $111,009     $15,407
The Ratios of Operating Expenses to Average Net
 Assets without giving effect to the voluntary expense
 agreement would have been (%)........................       --        --        --        --      0.50          --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                   State Street Research Bond Income Series

                                                               Class A                         Class B
                                           -----------------------------------------------  --------------
                                                                                            May 1, 2001(a)
                                                       Year Ended December 31,                 through
                                           -----------------------------------------------   December 31,
                                             2001      2000     1999      1998      1997         2001
                                           --------  -------- --------  --------  --------  --------------
Net Asset Value, Beginning of Period...... $ 109.66  $ 101.40 $ 109.89  $ 108.52  $ 105.63     $103.37
                                           --------  -------- --------  --------  --------     -------
Income From Investment Operations
Net Investment Income.....................     5.92      7.82     7.67      6.76      7.43        0.84
Net Realized and Unrealized Gain (Loss) on
 Investments..............................     3.20      0.44    (8.18)     3.00      4.05        4.49
                                           --------  -------- --------  --------  --------     -------
    Total From Investment Operations......     9.12      8.26    (0.51)     9.76     11.48        5.33
                                           --------  -------- --------  --------  --------     -------
Less Distributions
Distributions From Net Investment Income..    (9.45)     0.00    (7.72)    (6.64)    (7.51)       0.00
Distributions From Net Realized Capital
 Gains....................................     0.00      0.00    (0.16)    (1.75)    (1.08)       0.00
Distributions in Excess of Net Realized
 Capital Gains............................     0.00      0.00    (0.10)     0.00      0.00        0.00
                                           --------  -------- --------  --------  --------     -------
    Total Distributions...................    (9.45)     0.00    (7.98)    (8.39)    (8.59)       0.00
                                           --------  -------- --------  --------  --------     -------
Net Asset Value, End of Period............ $ 109.33  $ 109.66 $ 101.40  $ 109.89  $ 108.52     $108.70
                                           ========  ======== ========  ========  ========     =======
Total Return (%)..........................      8.8       8.1     (0.5)      9.0      10.9         5.2 (b)
Ratio of Operating Expenses to Average Net
 Assets (%)...............................     0.49      0.47     0.48      0.48      0.52        0.74 (c)
Ratio of Net Investment Income to Average
 Net Assets (%)...........................     5.99      7.37     7.12      6.66      6.97        5.07 (c)
Portfolio Turnover Rate (%)...............      271        81       77        82        40         271
Net Assets, End of Period (000)........... $349,417  $283,140 $283,856  $267,791  $202,888     $ 7,931

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                                Balanced Series

                                                                 Class A                         Class E
                                            ------------------------------------------------  --------------
                                                                                              May 1, 2001(a)
                                                         Year Ended December 31,                 through
                                            ------------------------------------------------   December 31,
                                              2001      2000      1999      1998      1997         2001
                                            --------  --------  --------  --------  --------  --------------
Net Asset Value, Beginning of Period....... $  13.58  $  13.85  $  15.51  $  14.86  $  13.55      $12.72
                                            --------  --------  --------  --------  --------      ------
Income From Investment Operations
Net Investment Income......................     0.39      0.42      0.43      0.38      0.28        0.05
Net Realized and Unrealized Gain (Loss) on
 Investments...............................    (0.99)    (0.68)    (1.21)     0.97      1.90       (0.34)
                                            --------  --------  --------  --------  --------      ------
    Total From Investment Operations.......    (0.60)    (0.26)    (0.78)     1.35      2.18       (0.29)
                                            --------  --------  --------  --------  --------      ------
Less Distributions
Distributions From Net Investment Income...    (0.54)     0.00     (0.43)    (0.38)    (0.27)       0.00
Distributions From Net Realized Capital
 Gains.....................................     0.00     (0.01)    (0.26)    (0.32)    (0.60)       0.00
Distributions in Excess of Net Realized
 Capital Gains.............................     0.00      0.00     (0.19)     0.00      0.00        0.00
                                            --------  --------  --------  --------  --------      ------
    Total Distributions....................    (0.54)    (0.01)    (0.88)    (0.70)    (0.87)       0.00
                                            --------  --------  --------  --------  --------      ------
Net Asset Value, End of Period............. $  12.44  $  13.58  $  13.85  $  15.51  $  14.86      $12.43
                                            ========  ========  ========  ========  ========      ======
Total Return (%)...........................     (4.5)     (1.9)     (5.1)      9.1      16.2        (2.3)(b)
Ratio of Operating Expenses to Average Net
 Assets Before Expense Reductions (%)......     0.83      0.80      0.77      0.82      0.85        0.98 (c)
Ratio of Operating Expenses to Average Net
 Assets After Expense Reductions (%) (d)...     0.83      0.80        --        --        --        0.98 (c)
Ratio of Net Investment Income to Average
 Net Assets (%)............................     3.00      2.88      2.83      2.72      2.79        2.71 (c)
Portfolio Turnover Rate (%)................       65       126        63        72        60          65
Net Assets, End of Period (000)............ $143,059  $159,977  $192,666  $190,577  $137,443      $1,583
The Ratios of Operating Expenses to Average
 Net Assets without giving effect to the
 voluntary expense agreement would have
 been (%)..................................       --        --        --        --      0.86          --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                            MFS Total Return Series

                                                                              Class A
                                                         ------------------------------------------------
                                                                      Year Ended December 31,
                                                         ------------------------------------------------
                                                           2001      2000      1999      1998      1997
                                                         --------  --------  --------  --------  --------
Net Asset Value, Beginning of Year...................... $ 185.92  $ 196.82  $ 207.76  $ 189.85  $ 170.37
                                                         --------  --------  --------  --------  --------
Income From Investment Operations
Net Investment Income...................................     4.60      6.49      6.98      6.56      6.38
Net Realized and Unrealized Gain (Loss) on Investments..   (11.61)   (12.98)    13.48     30.50     38.47
                                                         --------  --------  --------  --------  --------
    Total From Investment Operations....................    (7.01)    (6.49)    20.46     37.06     44.85
                                                         --------  --------  --------  --------  --------
Less Distributions
Distributions From Net Investment Income................    (6.60)     0.00     (6.83)    (6.51)    (6.42)
Distributions From Net Realized Capital Gains...........   (30.39)    (4.41)   (24.57)   (12.64)   (18.95)
                                                         --------  --------  --------  --------  --------
    Total Distributions.................................   (36.99)    (4.41)   (31.40)   (19.15)   (25.37)
                                                         --------  --------  --------  --------  --------
Net Asset Value, End of Year............................ $ 141.92  $ 185.92  $ 196.82  $ 207.76  $ 189.85
                                                         ========  ========  ========  ========  ========
Total Return (%)........................................     (3.8)     (3.4)     10.0      19.7      26.6
Ratio of Operating Expenses to Average Net Assets (%)...     0.63      0.58      0.58      0.58      0.61
Ratio of Net Investment Income to Average Net Assets (%)     2.96      3.14      3.16      3.15      3.20
Portfolio Turnover Rate (%).............................      160        48        49        25        65
Net Assets, End of Year (000)........................... $157,716  $181,270  $218,881  $213,639  $188,783

                          Alger Equity Growth Series

                                                                Class A                         Class E
                                           ------------------------------------------------  --------------
                                                                                             May 1, 2001(a)
                                                        Year Ended December 31,                 through
                                           ------------------------------------------------   December 31,
                                             2001      2000      1999      1998      1997         2001
                                           --------  --------  --------  --------  --------  --------------
Net Asset Value, Beginning of Period...... $  25.06  $  29.34  $  25.11  $  17.62  $  15.58      $23.50
                                           --------  --------  --------  --------  --------      ------
Income From Investment Operations
Net Investment Income (Loss)..............     0.00      0.03     (0.01)     0.04      0.02        0.00
Net Realized and Unrealized Gain (Loss) on
 Investments..............................    (2.91)    (3.99)     8.34      8.37      3.92       (2.86)
                                           --------  --------  --------  --------  --------      ------
    Total From Investment Operations......    (2.91)    (3.96)     8.33      8.41      3.94       (2.86)
                                           --------  --------  --------  --------  --------      ------
Less Distributions
Distributions From Net Investment
 Income...................................    (0.07)    (0.09)     0.00     (0.04)    (0.02)       0.00
Distributions From Net Realized Capital
 Gains....................................    (1.34)     0.00     (0.01)     0.00      0.00        0.00
Distributions in Excess of Net Realized
 Capital Gains............................     0.00     (0.23)    (4.09)    (0.88)    (1.88)       0.00
                                           --------  --------  --------  --------  --------      ------
    Total Distributions...................    (1.41)    (0.32)    (4.10)    (0.92)    (1.90)       0.00
                                           --------  --------  --------  --------  --------      ------
Net Asset Value, End of Period............ $  20.74  $  25.06  $  29.34  $  25.11  $  17.62      $20.64
                                           ========  ========  ========  ========  ========      ======
Total Return (%)..........................    (12.0)    (13.7)     34.1      47.8      25.6       (12.2)(b)
Ratio of Operating Expenses to Average Net
 Assets (%)...............................     0.84      0.79      0.80      0.83      0.87        0.99 (c)
Ratio of Net Investment Income to Average
 Net Assets (%)...........................     0.00      0.23     (0.03)     0.19      0.12        0.00 (c)
Portfolio Turnover Rate (%)...............       88        88       128       119       137          88
Net Assets, End of Period (000)........... $788,097  $968,357  $841,053  $410,726  $205,318      $4,994

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                          Davis Venture Value Series

                                                                Class A                        Class E
                                            -----------------------------------------------  ------------
                                                                                             February 20,
                                                                                               2001(a)
                                                        Year Ended December 31,                through
                                            -----------------------------------------------  December 31,
                                              2001      2000     1999      1998      1997        2001
                                            --------  -------- --------  --------  --------  ------------
Net Asset Value, Beginning of Period....... $  29.20  $  26.67 $  23.15  $  20.80  $  16.09    $ 25.29
                                            --------  -------- --------  --------  --------    -------
Income From Investment Operations
Net Investment Income......................     0.12      0.16     0.12      0.16      0.18       0.02
Net Realized and Unrealized Gain (Loss) on
 Investments...............................    (3.07)     2.37     3.93      2.84      5.20      (1.96)
                                            --------  -------- --------  --------  --------    -------
    Total From Investment Operations.......    (2.95)     2.53     4.05      3.00      5.38      (1.94)
                                            --------  -------- --------  --------  --------    -------
Less Distributions
Distributions From Net Investment Income...    (0.15)     0.00    (0.12)    (0.16)    (0.14)      0.00
Distributions From Net Realized Capital
 Gains.....................................    (2.71)     0.00    (0.32)    (0.49)    (0.53)      0.00
Distributions in Excess of Net Realized
 Capital Gains.............................     0.00      0.00    (0.09)     0.00      0.00       0.00
                                            --------  -------- --------  --------  --------    -------
    Total Distributions....................    (2.86)     0.00    (0.53)    (0.65)    (0.67)      0.00
                                            --------  -------- --------  --------  --------    -------
Net Asset Value, End of Period............. $  23.39  $  29.20 $  26.67  $  23.15  $  20.80    $ 23.35
                                            ========  ======== ========  ========  ========    =======
Total Return (%)...........................    (11.1)      9.5     17.5      14.4      33.5       (7.7)(b)
Ratio of Operating Expenses to Average Net
 Assets Before Expense Reductions (%)......     0.83      0.79     0.81      0.83      0.90       0.98 (c)
Ratio of Operating Expenses to Average Net
 Assets After Expense Reductions (%) (d)...     0.82      0.79       --        --        --       0.97 (c)
Ratio of Net Investment Income to Average
 Net Assets (%)............................     0.55      0.62     0.55      0.82      0.94       0.47 (c)
Portfolio Turnover Rate (%)................       21        25       22        25        17         21
Net Assets, End of Period (000)............ $878,630  $925,265 $655,599  $440,351  $280,448    $42,132
The Ratios of Operating Expenses to Average
 Net Assets without giving effect to the
 voluntary expense agreement would have
 been (%)..................................       --        --       --        --      0.90         --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                          FI Structured Equity Series

                                                                          Class A                         Class E
                                                     ------------------------------------------------  --------------
                                                                                                       May 1, 2001(a)
                                                                  Year Ended December 31,                 through
                                                     ------------------------------------------------   December 31,
                                                       2001      2000      1999      1998      1997         2001
                                                     --------  --------  --------  --------  --------  --------------
Net Asset Value, Beginning of Period................ $ 183.39  $ 198.49  $ 208.34  $ 179.98  $ 151.77     $177.17
                                                     --------  --------  --------  --------  --------     -------
Income From Investment Operations
Net Investment Income...............................     1.06      1.16      1.78      1.30      1.37        0.14
Net Realized and Unrealized Gain (Loss) on
 Investments........................................   (26.45)   (11.28)    17.51     42.44     48.76      (21.03)
                                                     --------  --------  --------  --------  --------     -------
    Total From Investment Operations                   (25.39)   (10.12)    19.29     43.74     50.13      (20.89)
                                                     --------  --------  --------  --------  --------     -------
Less Distributions
Distributions From Net Investment Income............    (1.49)     0.00     (1.78)    (1.31)    (1.35)       0.00
Distributions From Net Realized Capital Gains.......     0.00     (4.98)   (27.36)   (14.07)   (20.57)       0.00
                                                     --------  --------  --------  --------  --------     -------
    Total Distributions.............................    (1.49)    (4.98)   (29.14)   (15.38)   (21.92)       0.00
                                                     --------  --------  --------  --------  --------     -------
Net Asset Value, End of Period...................... $ 156.51  $ 183.39  $ 198.49  $ 208.34  $ 179.98     $156.28
                                                     ========  ========  ========  ========  ========     =======
Total Return (%)....................................    (13.9)     (5.2)      9.4      24.4      33.5       (11.8)(b)
Ratio of Operating Expenses to Average Net Assets
 Before Expense Reductions (%)                           0.78      0.73      0.74      0.78      0.82        0.93 (c)
Ratio of Operating Expenses to Average Net Assets
 After Expense Reductions (%) (d)                        0.74      0.70        --        --        --        0.89 (c)
Ratio of Net Investment Income to Average Net
 Assets (%).........................................     0.60      0.61      0.94      0.80      0.91        0.61 (c)
Portfolio Turnover Rate (%).........................      154       138       115       100        93         154
Net Assets, End of Period (000)..................... $298,982  $388,127  $417,540  $281,557  $152,738     $ 1,527

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                      Harris Oakmark Focused Value Series

                                                      Class A                        Class B       Class E
                                  -----------------------------------------------  ------------  ------------
                                              Year Ended December 31,              February 20,     May 1,
                                  -----------------------------------------------    2001(a)       2001(a)
                                                                                     through       through
                                                                                   December 31,  December 31,
                                    2001      2000     1999      1998      1997        2001          2001
                                  --------  -------- --------  --------  --------  ------------  ------------
Net Asset Value, Beginning of
 Period.......................... $ 146.67  $ 121.71 $ 122.85  $ 170.59  $ 157.88    $159.20       $164.26
                                  --------  -------- --------  --------  --------    -------       -------
Income From Investment
 Operations
Net Investment Income............     0.42      1.15     1.36      1.09      0.00       0.01          0.02
Net Realized and Unrealized Gain
 (Loss) on Investments...........    40.09     23.81    (0.97)   (11.41)    27.12      25.04         20.89
                                  --------  -------- --------  --------  --------    -------       -------
    Total From Investment
     Operations..................    40.51     24.96     0.39    (10.32)    27.12      25.05         20.91
                                  --------  -------- --------  --------  --------    -------       -------
Less Distributions
Distributions From Net
 Investment Income...............    (1.06)     0.00    (1.36)    (1.09)     0.00       0.00          0.00
Distributions in Excess of Net
 Investment Income...............     0.00      0.00    (0.17)     0.00      0.00       0.00          0.00
Distributions From Net Realized
 Capital Gains...................     0.00      0.00     0.00    (36.08)   (14.41)      0.00          0.00
Distributions in Excess of Net
 Realized Capital Gains..........     0.00      0.00     0.00     (0.25)     0.00       0.00          0.00
                                  --------  -------- --------  --------  --------    -------       -------
    Total Distributions..........    (1.06)     0.00    (1.53)   (37.42)   (14.41)      0.00          0.00
                                  --------  -------- --------  --------  --------    -------       -------
Net Asset Value, End of Period... $ 186.12  $ 146.67 $ 121.71  $ 122.85  $ 170.59    $184.25       $185.17
                                  ========  ======== ========  ========  ========    =======       =======
Total Return (%).................     27.8      20.5      0.3      (5.5)     17.4       15.7 (b)      12.7 (b)
Ratio of Operating Expenses to
 Average Net Assets Before
 Expense Reductions (%)..........     0.87      0.90     0.88      0.88      0.85       1.12 (c)      1.02 (c)
Ratio of Operating Expenses to
 Average Net Assets After
 Expense Reductions (%) (d)......     0.84        --       --        --        --       1.09 (c)      0.99 (c)
Ratio of Net Investment Income to
 Average Net Assets (%)..........     0.43      0.98     1.08      0.66     (0.16)      0.02 (c)      0.09 (c)
Portfolio Turnover Rate (%)......       28       143      119       171        49         28            28
Net Assets, End of Period (000).. $370,959  $139,518 $109,280  $112,997  $114,617    $24,082       $10,416
The Ratios of Operating Expenses
 to Average Net Assets without
 giving effect to the voluntary
 expense agreement would have
 been (%)........................       --      0.96       --      0.90      0.86         --            --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                        Loomis Sayles Small Cap Series

                                                              Class A                         Class E
                                         ------------------------------------------------  --------------
                                                                                           May 1, 2001(a)
                                                      Year Ended December 31,                 through
                                         ------------------------------------------------   December 31,
                                           2001      2000      1999      1998      1997         2001
                                         --------  --------  --------  --------  --------  --------------
Net Asset Value, Beginning of Period.... $ 210.41  $ 201.73  $ 153.52  $ 158.92  $ 144.29     $179.40
                                         --------  --------  --------  --------  --------     -------
Income From Investment Operations
Net Investment Income...................     0.34      0.42      0.51      1.24      1.22        0.07
Net Realized and Unrealized Gain (Loss)
 on Investments.........................   (19.28)    10.13     48.23     (4.01)    34.11       (2.44)
                                         --------  --------  --------  --------  --------     -------
    Total From Investment Operations....   (18.94)    10.55     48.74     (2.77)    35.33       (2.37)
                                         --------  --------  --------  --------  --------     -------
Less Distributions
Distributions From Net Investment Income    (0.53)    (0.01)    (0.53)    (1.24)    (1.21)       0.00
Distributions From Net Realized Capital
 Gains..................................   (12.67)    (1.86)     0.00     (1.32)   (19.49)       0.00
Distributions in Excess of Net Realized
 Capital Gains..........................    (1.02)     0.00      0.00     (0.07)     0.00        0.00
                                         --------  --------  --------  --------  --------     -------
    Total Distributions.................   (14.22)    (1.87)    (0.53)    (2.63)   (20.70)       0.00
                                         --------  --------  --------  --------  --------     -------
Net Asset Value, End of Period.......... $ 177.25  $ 210.41  $ 201.73  $ 153.52  $ 158.92     $177.03
                                         ========  ========  ========  ========  ========     =======
Total Return (%)........................     (8.8)      5.2      31.8      (1.7)     24.9        (1.3)(b)
Ratio of Operating Expenses to Average
 Net Assets Before Expense Reductions
 (%)....................................     1.00      0.96      1.00      1.00      1.00        1.15 (c)
Ratio of Operating Expenses to Average
 Net Assets After Expense Reductions
 (%) (d)................................     1.00      0.95        --        --        --        1.15 (c)
Ratio of Net Investment Income to
 Average Net Assets (%).................     0.18      0.22      0.34      0.88      0.97        0.27 (c)
Portfolio Turnover Rate (%).............      111       148       146       111        87         111
Net Assets, End of Period (000)......... $406,525  $486,439  $322,318  $238,589  $200,105     $ 2,142
The Ratios of Operating Expenses to
 Average Net Assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........     1.00      0.95      1.10      1.10      1.14        1.15

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                          MFS Investors Trust Series

                                                                                    Class A                  Class E
                                                                      -------------------------------     --------------
                                                                         Year Ended     April 30, 1999(a) May 1, 2001(a)
                                                                        December 31,         through         through
                                                                      ----------------    December 31,     December 31,
                                                                       2001     2000          1999             2001
                                                                      -------  -------  ----------------- --------------
Net Asset Value, Beginning of Period................................. $ 10.23  $ 10.26       $10.00           $ 9.56
                                                                      -------  -------       ------           ------
Income From Investment Operations
Net Investment Income................................................    0.05     0.04         0.02             0.01
Net Realized and Unrealized Gain (Loss) on Investments...............   (1.67)   (0.06)        0.26            (1.00)
                                                                      -------  -------       ------           ------
    Total From Investment Operations.................................   (1.62)   (0.02)        0.28            (0.99)
                                                                      -------  -------       ------           ------
Less Distributions
Distributions From Net Investment Income.............................   (0.04)   (0.01)       (0.02)            0.00
                                                                      -------  -------       ------           ------
    Total Distributions..............................................   (0.04)   (0.01)       (0.02)            0.00
                                                                      -------  -------       ------           ------
Net Asset Value, End of Period....................................... $  8.57  $ 10.23       $10.26           $ 8.57
                                                                      =======  =======       ======           ======
Total Return (%).....................................................   (15.9)    (0.2)         2.9 (b)        (10.4)(b)
Ratio of Operating Expenses to Average Net Assets (%)................    0.90     0.90         0.90 (c)         1.05 (c)
Ratio of Net Investment Income to Average Net Assets (%).............    0.58     0.51         0.45 (c)         0.26 (c)
Portfolio Turnover Rate (%)..........................................      86       68           60 (c)           86
Net Assets, End of Period (000)...................................... $24,506  $18,422       $6,841           $  730
The Ratios of Operating Expenses to Average Net Assets without giving
 effect to the voluntary expense agreement would have been (%).......    1.37     1.57         2.03 (c)         1.52 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                         MFS Research Managers Series

                                                                          Class A                  Class E
                                                            -------------------------------     --------------
                                                               Year Ended     April 30, 1999(a) May 1, 2001(a)
                                                              December 31,         through         through
                                                            ----------------    December 31,     December 31,
                                                             2001     2000          1999             2001
                                                            -------  -------  ----------------- --------------
Net Asset Value, Beginning of Period....................... $ 11.54  $ 11.98       $10.00           $10.52
                                                            -------  -------       ------           ------
Income From Investment Operations
Net Investment Income......................................    0.01     0.02         0.00             0.02
Net Realized and Unrealized Gain (Loss) on Investments.....   (2.42)   (0.45)        1.98            (1.53)
                                                            -------  -------       ------           ------
    Total From Investment Operations.......................   (2.41)   (0.43)        1.98            (1.51)
                                                            -------  -------       ------           ------
Less Distributions
Distributions From Net Investment Income...................    0.00    (0.01)        0.00             0.00
Distributions From Net Realized Capital Gains..............   (0.09)    0.00         0.00             0.00
                                                            -------  -------       ------           ------
    Total Distributions....................................   (0.09)   (0.01)        0.00             0.00
                                                            -------  -------       ------           ------
Net Asset Value, End of Period............................. $  9.04  $ 11.54       $11.98           $ 9.01
                                                            =======  =======       ======           ======
Total Return (%)...........................................   (21.0)    (3.6)        19.8 (b)        (14.4)(b)
Ratio of Operating Expenses to Average Net Assets Before
 Expense Reductions (%)....................................    0.90     0.90         0.90 (c)         1.05 (c)
Ratio of Operating Expenses to Average Net Assets After
 Expense Reductions (%)(d).................................    0.90     0.90           --             1.05 (c)
Ratio of Net Investment Income to Average Net Assets (%)...    0.14     0.09        (0.06)(c)         0.08 (c)
Portfolio Turnover Rate (%)................................      98       83           84 (c)           98
Net Assets, End of Period (000)............................ $42,191  $53,910       $6,872           $  377
The Ratios of Operating Expenses to Average Net Assets
 without giving effect to the voluntary expense agreement
 would have been (%).......................................    1.06     1.25         2.03 (c)         1.21 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                             Zenith Equity Series

                                                                                Class A
                                                      ----------------------------------------------------------
                                                                        Year Ended December 31,
                                                      ----------------------------------------------------------
                                                         2001        2000        1999        1998        1997
                                                      ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Year................... $   411.89  $   434.74  $   468.03  $   399.60  $   427.08
                                                      ----------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net Investment Income................................       1.37        5.85        3.35        5.29        2.52
Net Realized and Unrealized Gain (Loss) on
 Investments.........................................     (68.85)     (26.21)      68.25      130.40       95.67
                                                      ----------  ----------  ----------  ----------  ----------
    Total From Investment Operations.................     (67.48)     (20.36)      71.60      135.69       98.19
                                                      ----------  ----------  ----------  ----------  ----------
Less Distributions
Distributions From Net Investment Income.............      (5.59)      (0.13)      (3.33)      (5.31)      (2.52)
Distributions From Net Realized Capital
 Gains...............................................       0.00       (2.36)    (101.18)     (61.73)    (123.15)
Distributions in Excess of Net Realized Capital Gains       0.00        0.00       (0.38)      (0.22)       0.00
                                                      ----------  ----------  ----------  ----------  ----------
    Total Distributions..............................      (5.59)      (2.49)    (104.89)     (67.26)    (125.67)
                                                      ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Year......................... $   338.82  $   411.89  $   434.74  $   468.03  $   399.60
                                                      ==========  ==========  ==========  ==========  ==========
Total Return (%).....................................      (16.4)       (4.7)       15.7        34.1        23.5
Ratio of Operating Expenses to Average Net Assets
 Before Expense Reductions (%).......................       0.69        0.66        0.66        0.66        0.67
Ratio of Operating Expenses to Average Net Assets
 After Expense Reductions (%) (a)....................       0.68        0.65          --          --          --
Ratio of Net Investment Income to Average
 Net Assets (%)......................................       0.33        1.34        0.67        1.18        0.52
Portfolio Turnover Rate (%)..........................        245         272         206         204         214
Net Assets, End Of Year (000)........................ $1,310,358  $1,744,283  $2,064,016  $1,895,748  $1,425,719

--------
(a) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                            NEW ENGLAND ZENITH FUND
               501 Boylston Street, Boston, Massachusetts 02116
                                (800) 356-5015

Statement of Additional Information (SAI)

The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund's annual and semi-annual reports to shareholders contain additional information about each Series. The Fund's annual report discusses the market conditions and investment strategies that significantly affected each Series' performance during its last fiscal year. The financial statements in the Fund's most recent annual report to shareholders are incorporated by reference into this prospectus.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Series, or make shareholder inquiries by calling toll free
(800) 356-5015.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

New England Zenith Fund's Investment Company Act file number is 811-3728.

                            NEW ENGLAND ZENITH FUND

                                    Class A
                                    Class B
                                    Class E

 MONEY MARKET SERIES                       EQUITY SERIES

 State Street Research Money Market Series Alger Equity Growth Series
                                           Davis Venture Value Series
 FIXED-INCOME SERIES                       Harris Oakmark Focused Value Series
                                             (formerly, Harris Oakmark Mid Cap
 State Street Research Bond Income Series    Value Series)

This prospectus is designed to help you decide whether to invest in the Fund and which Series best match your investment objectives. The prospectus is divided into three Sections:

   I   A brief overview of the structure of the Fund and the Series.

   II Information about each Series, including investment objectives, investment strategies and risks.

   III Other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                  MAY 1, 2002

                               TABLE OF CONTENTS

Section I--Overview of New England Zenith Fund.......................  3
Section II--Information about each Series............................  5
Section III--Other Information about the Fund........................ 28
Financial Highlights................................................. 31

                         Information about each Series
                         -----------------------------
State Street Research Money Market Series............................  6
State Street Research Bond Income Series.............................  9
Alger Equity Growth Series........................................... 16
Davis Venture Value Series........................................... 18
Harris Oakmark Focused Value Series.................................. 22

                Section I--Overview of New England Zenith Fund

Organization

The Fund is a mutual fund, consisting of seventeen separate investment portfolios, which offers Class A, Class B and Class E shares. Five of these portfolios (the "Series") are offered through this prospectus. MetLife Advisers, LLC ("MetLife Advisers") is the investment adviser to all the Series. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for the Series. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Trustees of the Fund relating to hiring and replacing subadvisers.

Each Series other than the Harris Oakmark Focused Value Series is a "diversified" fund. As a "non-diversified" fund, the Harris Oakmark Focused Value Series may hold fewer securities than the other Series. If the stocks held by this Series perform poorly, the Series could incur greater losses than if it had invested in a greater number of stocks.

Investors

Fund shares are offered only to separate accounts established by New England Life Insurance Company ("New England Financial"), Metropolitan Life Insurance Company ("Metropolitan Life"), MetLife Investors USA Insurance Company ("MetLife Investors"), General American Life Insurance Company ("General American") or other insurance companies affiliated with any of these insurance companies (the "Separate Accounts") and to certain eligible qualified retirement plans ("Qualified Plans"). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The Fund will offer shares directly to Qualified Plans through a separate prospectus. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts, or Qualified Plans that an investor in the Fund may pay under insurance or annuity contracts.

Types of Investments

Each Series invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income.

  Equity Securities

Equity securities include common stocks, preferred stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the "issuer" of the stock. Stocks often pay a dividend.

Investment advisers often characterize stocks as "growth stocks" or "value stocks." Generally, an investment adviser considers a stock to be a growth stock if it expects the company's earnings to grow more



A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.



A dividend is a payment made by a company to a shareholder that typically is based on the company's performance. A dividend may be paid as cash or additional securities.

rapidly than earnings of other companies. An investment adviser using a "growth" style of investing will be more likely than an adviser using a "value" style to buy a stock which is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as it would have otherwise, if the market does not agree with the subadviser's view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or "total return," of the Series that invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Each type of stock, such as stocks in different market capitalization categories, including "small cap," "mid cap," and "large cap," and in different investment style categories, such as value or growth, tend to go through cycles of performing better or worse than the stock market in general. These periods in the past have lasted for as long as several years.

  Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the maturity date, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Series invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or "yields." Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.




The maturity date is the date on which a fixed-income security "matures." This is the date on which the borrower must pay back the borrowed amount, which is known as the principal.

                   Section II--Information about each Series

This Section discusses the principal investment strategies and risks of investing in each Series. However, each Series may invest in securities and engage in certain investment practices not discussed below. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the back cover of the Prospectus to receive a free copy of the SAI.

Investment Objectives

The investment objective of each Series may be changed without shareholder approval.

Temporary Defensive Positions

Each Series intends normally to remain fully invested in its respective type of investments. However, for temporary defensive purposes in response to market, economic, political or other conditions, each Series, other than the State Street Research Money Market Series, reserves the right to hold all or a substantial portion of its assets in cash or fixed-income investments. The types of securities in which a Series may invest include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. No estimate can be made as to when or for how long a Series may employ a defensive strategy. Although a defensive strategy may help insulate a Series from a downturn in securities markets, it could prevent the Series from capturing the gains it would otherwise achieve if the Series did not employ a defensive strategy. The use of a defensive strategy may prevent a Series from achieving its investment objective.

Portfolio Turnover

Each Series may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Series may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

Investment Percentage Requirements and Capitalization

Several of the Series have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types of investments or to certain ranges of market capitalization. These percentage requirements and capitalization ranges apply at the time an investment is made. A change in the value of an investment after it is acquired does not create a violation of these policies or ranges.



Repurchase agreements are agreements under which a Series purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Series at a later date. Repurchase agreements allow a Series to earn a return on available cash at relatively low credit risk.

                   State Street Research Money Market Series

Investment Objective

The investment objective of the State Street Research Money Market Series ("Money Market") is a high level of current income consistent with preservation of capital.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Series, invests Money Market's assets in a managed portfolio of money market instruments. The Series may invest in the highest quality, short-term money market instruments or in U.S. government securities. The Series may invest in commercial paper and asset-backed securities, including those issued in Rule 144A and other private placement transactions. The Series also may invest in U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Series may invest all of its assets in any one type of security.

  Investment Selection

Money Market invests in short-term U.S. Government securities and corporate and asset-backed securities rated in the highest rating category by any two of Standard & Poor's, Moody's, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). U.S. Government securities include securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. Money Market may also invest in unrated securities, if they are determined by State Street Research to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker's acceptances and master demand notes.

The dollar-weighted average portfolio maturity of the Series may not exceed 90 days.

Principal Investment Risks

An investment in Money Market is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although Money Market seeks to preserve the value of your investment at $100.00 per share, it is possible to lose money by investing in Money Market.

Factors that could harm the investment performance of Money Market include:

   . A general decline in U.S. or foreign fixed-income security markets.



A money market fund is a type of mutual fund that only invests in certain types of high quality securities with short maturities. These securities are sometimes referred to as money market instruments.

Commercial paper is a kind of money market instrument issued to raise money for short-term purposes. Commercial paper may be issued by corporations to raise cash for their short-term, day-to-day, operational needs. Asset-backed commercial paper may be issued by intermediate trusts or similar entities that form pools of credit-card receivables or other assets used to back the commercial paper. Corporate or asset-backed commercial paper and other asset-backed securities are traded primarily among institutions.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

   . Poor performance of individual money market instruments held by Money
     Market, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

  Fixed-income Securities

Because of the short maturity and high credit quality of money market instruments, the risks associated with these instruments is generally lower than the risks associated with other fixed-income securities.

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A and other Private Placement Securities. The Series may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Series may not, however, purchase any security if, as a result, more than 10% of the Series' net assets would be invested in securities considered to be illiquid by State Street Research.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of Money Market for the last ten full calendar years. The table following the bar chart compares the average annual total returns of Money Market to the returns of the 91-Day Treasury Bill Rate. This information helps illustrate the volatility of Money Market's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to Money Market. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research.

                                    [CHART]


1992  1993  1994  1995  1996  1997  1998  1999  2000  2001
----  ----  ----  ----  ----  ----  ----  ----  ----  ----
3.8%  3.0%  4.0%  5.6%  5.1%  5.3%  5.3%  5.0%  6.2%  4.0%

During the period shown above, the highest quarterly return was 1.61% for the third quarter of 2000, and the lowest quarterly return was 0.57% for the fourth quarter of 2001. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                              Past One Year Past Five Years Past Ten Years
                              ------------- --------------- --------------
Class A......................     3.95%          5.11%          4.71%
Class B*.....................     3.69%          4.86%          4.46%
Class E**....................       N/A            N/A            N/A
91-Day Treasury Bill Rate....     3.25%          4.76%          4.51%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Class E shares of Money Market are being offered for the first time through this prospectus.

Portfolio Management

As of December 31, 2001, State Street Research managed approximately $46 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

Money Market pays MetLife Advisers an investment advisory fee at the annual rate of 0.35% for the first $1 billion of the Series' average daily net assets, 0.30% for the next $1 billion, and 0.25% for amounts over $2 billion. For the year ended December 31, 2001, Money Market paid MetLife Advisers an investment advisory fee of 0.35% of the Series' average daily net assets.

                   State Street Research Bond Income Series

Investment Objective

The investment objective of the State Street Research Bond Income Series ("Bond Income") is a competitive total return primarily from investing in fixed-income securities.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Series, invests, under normal circumstances, at least 80% of Bond Income's assets in fixed-income securities. You will receive 60 days prior notice if this 80% minimum is going to change. The Series may invest in investment grade fixed-income securities, obligations of the U.S. Treasury or any U.S. government agency, mortgage-backed and asset-backed securities, corporate debt securities of U.S. and foreign issuers, and cash equivalents. The Series may also invest in securities through Rule 144A and other private placement transactions.

Bond Income may also invest up to 30% of its total assets in a combination of
(i) non-U.S. dollar-denominated securities (not exceeding 20% of the Series' total assets); (ii) lower quality, high yield securities (not exceeding 20% of the Series total assets) and (iii) securities of issuers located in developing or emerging market countries (not exceeding 10% of the Series' total assets). (Securities purchased by the Series within the 10% limit in clause (iii) will not be counted toward the limits in clauses (i) or (ii), but will be counted toward the overall 30% limit.)

In addition to bonds, Bond Income's high yield securities may include convertible bonds, convertible preferred stocks, and warrants and other securities attached to bonds or other fixed-income securities.

The Series may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Series or to adjust the Series' duration.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

A futures contract is an obligation to buy or sell an asset on a specified future date or an obligation to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

The Series may also invest in payment-in-kind securities, structured securities, when-issued securities, and zero coupon bonds.

  Investment Selection

State Street Research establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. State Street Research also allocates the Series' investments among bond market sectors (such as U.S. Treasury securities, U.S. government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. State Street Research also decides how the Series' portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, State Street Research relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

Although Bond Income does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of its foreign currency exposure.

State Street Research monitors and adjusts the Series' investments to try to maintain a duration generally within 1 1/2 years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2001, the duration of this index was
4.54 years.

Principal Investment Risks

Investing in Bond Income involves risks. Bond Income may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Bond Income include:

   . A general decline in U.S. or foreign fixed-income security markets.

   . Poor performance of individual fixed-income securities held by Bond
     Income, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.



A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Series' duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets. Bond Income may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts or futures contracts, to manage these risks. Although State Street Research does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of the Series' foreign currency exposure. However, State Street Research cannot assure that these techniques will be effective.

  Other Risks

Rule 144A and other Private Placement Securities. The Series may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Series may not, however, purchase any security if, as a result, more than 15% of the Series' net assets would be invested in securities considered to be illiquid by State Street Research.

Payment-in-Kind (PIK) Securities. The Series may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

Structured Securities. The Series may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities. The Series may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Zero (or Step) Coupons. The Series may invest in zero coupon securities. A zero coupon security is a debt security that is



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Series and the Series is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Series to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Warrants. The Series may invest in warrants and other equity securities attached to high yield bonds and other fixed-income securities. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities, but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Asset-backed Securities. The Series may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Convertible Securities. The Series may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying equity security.

New Securities. The Series may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Series' objective and strategies.

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of Bond Income for the last ten full calendar years. The table following the bar chart compares the average annual total returns of Bond Income to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Bond Income's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to Bond Income. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research.
                                    [CHART]


1992         8.2%
1993        12.6
1994        (3.4)
1995        21.2
1996         4.6
1997        10.9
1998         9.0
1999        (0.5)
2000         8.1
2001         8.8

During the period shown above, the highest quarterly return was 7.65% for the second quarter of 1995, and the lowest quarterly return was -3.05% for the first quarter of 1994. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31


                                                 Past One Year Past Five Years Past Ten Years
                                                 ------------- --------------- --------------
Class A.........................................     8.82%          7.21%          7.77%
Class B*........................................     8.57%          6.96%          7.52%
Class E**.......................................       N/A            N/A            N/A
Lehman Brothers Intermediate
  Government/Credit Index.......................     8.96%          7.10%          6.81%
Lehman Brothers Aggregate Bond Index***.........     8.44%          7.43%          7.23%
Lipper Variable Products Intermediate Investment
  Grade Debt Fund Average.......................     8.24%          6.61%          6.77%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Class E shares of Bond Income are being offered for the first time through this prospectus.
*** In the future, the Series' performance will be compared to the Lehman
    Brothers Aggregate Bond Index, instead of the Lehman Brothers Government/Credit Index. The Aggregate Bond Index more accurately describes the universe of securities in which the Series currently invests.

Portfolio Management

As of December 31, 2001, State Street Research managed approximately $46 billion in assets. State Street Research, an affiliate of MetLife, is located at One Financial Center, Boston, Massachusetts 02111.

State Street Research's Fixed Income Team is responsible for managing the portfolio and for making decisions with regard to duration targets, to yield curve positioning, and to weightings of sectors and types of securities.

Bond Income pays MetLife Advisers an investment advisory fee at the annual rate of 0.40% for the first $1 billion of the Series' average daily net assets, 0.35% for the next $1 billion, 0.30% for the next $1 billion and 0.25% for amounts over $3 billion. For the year ended December 31, 2001, Bond Income paid MetLife Advisers an investment advisory fee of 0.40% of the Series' average daily net assets.

                          Alger Equity Growth Series

Investment Objective

The investment objective of the Alger Equity Growth Series ("Equity Growth") is long-term capital appreciation.

Principal Investment Strategies

Fred Alger Management, Inc. ("Alger"), subadviser to the Series, invests, under normal circumstances, Equity Growth's assets primarily in growth stocks. Alger will ordinarily invest at least 80% of Equity Growth's assets in equity securities. You will receive 60 days prior notice if this 80% minimum is going to change. The Series will invest in equity securities of issuers with a market capitalization of $1 billion or greater.

  Stock Selection

Alger seeks out and invests primarily in companies that are traded on domestic stock exchanges or in the domestic over-the-counter market. The companies Alger chooses for the portfolio of the Series may still be in the development stage, may be older companies that appear to be entering a new stage of growth progress due to factors like management changes or development of new technologies, products or markets, or may be companies providing products or services with a high unit volume growth rate. Alger focuses on fundamental characteristics of individual companies and does not allocate assets based on specific industry sectors.

Principal Investment Risks

Investing in Equity Growth involves risks. Equity Growth may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Equity Growth include:

   . A general decline in U.S. stock markets.

   . Poor performance of individual stocks held by Equity Growth or of growth stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Equity Growth for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Equity Growth to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Equity Growth's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay.

                                    [CHART]


1995   1996   1997   1998   1999   2000    2001
----   ----   ----   ----   ----   ----    ----
48.8%  13.2%  25.6%  47.8%  34.1%  (13.7)% (12.0)%

During the period shown above, the highest quarterly return was 26.06% for the fourth quarter of 1998, and the lowest quarterly return was -18.48% for the third quarter of 2001. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                     Life of Series
                                   Past One Year Past Five Years   (October 31, 1994)
                                   ------------- --------------- -----------------------
Class A...........................    -12.01%          13.59%                     16.83%
Class B*..........................        N/A             N/A                        N/A
Class E**.........................    -12.16%          13.44%                     16.68%
S&P 500 Index.....................    -11.88%          10.70%                     15.15%
Lipper Variable Products Large-Cap                               Data only available for
  Growth Fund Average.............    -21.88%           9.04%    full one-year periods

--------
* Class B shares of Equity Growth are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Portfolio Management

As of December 31, 2001, Alger managed approximately $13.6 billion in assets for seven mutual funds and other institutional investors. Alger's address is 111 Fifth Avenue, New York, New York 10003.

Dan C. Chung and David Hyun are the portfolio managers of the Series. Both are Executive Vice Presidents at Alger. Mr. Chung is Alger's Chief Investment Officer and has held various investment positions at Alger since 1994. Mr. Hyun held various investment positions at Alger from 1991 to 2000, then spent a year as a portfolio manager at Oppenheimer Funds before returning to Alger in September 2001.

Fred M. Alger has been Alger's chief market strategist since September 2001. Mr. Alger is the founder, Chairman and President of Alger.

Equity Growth pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Series' average daily net assets and 0.70% for amounts over $1 billion. For the year ended December 31, 2001, Equity Growth paid MetLife Advisers an investment advisory fee of 0.75% of the Series' average daily net assets.

                          Davis Venture Value Series

Investment Objective

The investment objective of the Davis Venture Value Series ("Venture Value") is growth of capital.

Principal Investment Strategies

Davis Selected Advisers, L.P. ("Davis Selected"), subadviser to the Series, invests, under normal circumstances, the majority of Venture Value's assets primarily in equity securities of companies with market capitalizations of at least $10 billion. Davis Selected searches for companies that it believes are of high quality and whose stocks are selling at attractive prices with the intention of holding them for the long term. Davis Selected believes that managing risk is the key to delivering superior long-term investment results; therefore, it considers how much could potentially be lost on an investment before considering how much might be gained.

  Stock Selection

Davis Selected has developed a list of ten characteristics that it believes allow companies to sustain long-term growth and minimize risks to enhance their potential for superior long-term returns. Although few companies exhibit all ten characteristics, Davis Selected searches for companies that possess:

   . Excellent management.

   . Managers who own stock in their own company.

   . Strong returns on investments of an issuer's capital.

   . A lean expense structure.

   . A dominant or growing market share in a growing market.

   . A proven record as an acquirer.

   . A strong balance sheet.

   . Products or services that are not likely to become obsolete.

   . Successful international operations.

   . Innovation in all aspects of operations.

Davis Selected does not have particular allocation strategies, and emphasizes individual stock selection rather than industry sectors. Davis Selected relies heavily on its evaluation of the management of potential investments, and will ordinarily visit the managers at their place of business to gain insight into the relative value of different companies.

Principal Investment Risks

Investing in Venture Value involves risks. Venture Value may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Venture Value include:

   . A general decline in the U.S. stock market.

   . Poor performance of individual stocks held by Venture Value, of large capitalization stocks, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Venture Value for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Venture Value to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Venture Value's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay.

                                    [CHART]


1995   1996   1997   1998   1999   2000   2001
-----  -----  -----  -----  -----  ----  -------
39.3%  25.8%  33.5%  14.4%  17.5%  9.5%  (11.1)%

During the period shown above, the highest quarterly return was 21.20% for the fourth quarter of 1998, and the lowest quarterly return was -14.47% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

                       Average Annual Total Returns for
                          Periods Ending December 31

                                                Past       Past      Life of the Series
                                              One Year  Five Years   (October 31, 1994)
                                              --------- ---------- -----------------------
Class A......................................   -11.13%    11.80%                   16.32%
Class B*.....................................       N/A       N/A                      N/A
Class E**....................................   -11.28%    11.65%                   16.17%
S&P 500 Index................................   -11.88%    10.70%                   15.15%
Lipper Variable Products Large-Cap Value Fund                      Data only available for
  Average....................................    -5.98%     8.94%  full one-year periods

--------
* Class B shares of Venture Value are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Portfolio Management

As of December 31, 2001, Davis Selected, together with its affiliated institutional asset management companies, managed approximately $41.8 billion in assets. Davis Selected's address is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Davis Selected may delegate to Davis Selected Advisers-NY, Inc. any of its responsibilities related to Venture Value. Davis Selected Advisers-NY, Inc. is a wholly-owned subsidiary of Davis Selected and is located at 609 Fifth Avenue, New York, New York 10017.

Christopher C. Davis and Kenneth C. Feinberg are the co-portfolio managers of Venture Value. Christopher Davis has been the portfolio manager for Venture Value and other equity funds managed by Davis Selected since February 1997. Christopher Davis was co-portfolio manager of Venture Value with Shelby M.C. Davis from October 1995 until February 1997. Prior to co-managing Venture Value's portfolio, Christopher Davis worked as Shelby Davis' assistant portfolio manager and research analyst. Mr. Feinberg has co-managed other equity funds for Davis Selected since May 1998 and became co-portfolio manager of Venture Value in April 1999. Mr. Feinberg was a research analyst at Davis Selected from December 1994 until May 1998, and before that he was an Assistant Vice President of Investor Relations for Continental Corp.

As Senior Research Adviser, Shelby Davis provides investment themes and strategies to, and helps select individual stocks for, Venture Value.

Venture Value pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Series' average daily net assets and 0.70% for amounts over $1 billion. For the year ended December 31, 2001, Venture Value paid MetLife Advisers 0.75% of the Series' average daily net assets in investment advisory fees.

                      Harris Oakmark Focused Value Series

Investment Objective

The investment objective of the Harris Oakmark Focused Value Series ("Focused Value") is long-term capital appreciation.

Principal Investment Strategies

Harris Associates L.P. ("Harris"), subadviser to the Series, invests Focused Value's assets, under normal circumstances, primarily in common stocks of U.S. companies. Focused Value is a "non-diversified fund," which means that it may hold at any one time securities of fewer issuers compared to a "diversified fund." Focused Value could own as few as 12 securities, but generally will have 15 to 20 securities in its portfolio. Harris will normally invest at least 65% of Focused Value's total assets in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies considered to be midcap stocks by Morningstar, Inc. As of December 31, 2001, this capitalization range was $1.4 billion to $8.6 billion. This capitalization range will change over time due to changes in the value of U.S. stocks. Harris may invest up to 25% of Focused Value's total assets in fixed-income securities, including investment grade securities and high yield debt.

Harris uses a value investment style in selecting equity securities for Focused Value. Harris believes that, over time, a company's stock price converges with its true business value. By "true business value," Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that by investing in equity securities priced significantly below what Harris believes is the true business value presents the best opportunity to achieve Focused Value's investment objective.

Harris' value strategy also emphasizes investing for the long-term, which means that Focused Value will generally own the stock of companies in which it invests for at least two to three years, although Harris may use short-term trading strategies as well.

  Stock Selection

Harris uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have these attributes:

   . Free cash flows and intelligent investment of excess cash.

   . Earnings that are growing and reasonably predictable.

   . High level of manager ownership.



Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

Harris focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those companies that meet the criteria described above, Harris uses in-house research to analyze each company. As part of this selection process, its analysts typically visit companies and talk to various industry sources.

The chief consideration in the selection of stocks is the size of the discount of a company's stock price compared to Harris' view of the company's true business value. Once Harris determines that a stock is selling at a significant discount (typically 60%) to Harris' view of its estimated worth, and the company has certain of the additional qualities mentioned above, Harris generally will consider buying that stock. Harris usually sells when the company's stock price approaches 90% of Harris' view of its estimated worth. This process allows Harris to set specific "buy" and "sell" targets for each stock held by Focused Value. Harris also monitors Focused Value's holdings, and, if warranted, adjusts a stock's price target to reflect changes in a company's characteristics.

Principal Investment Risks

Investing in Focused Value involves risks. Focused Value may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Focused Value include:

   . A general decline in the U.S. stock markets or fixed-income securities markets.

   . Poor performance of individual stocks held by Focused Value, of midcap stocks, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of fixed-income securities held by Focused Value, which may be due to interest rate risk or credit risk.

   . The risks associated with a "non-diversified" fund. If the stocks in which Focused Value invests perform poorly, the Series could incur greater losses than if it had invested in a larger number of stocks.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Non-Diversification. Investing in a limited number of stocks may increase the volatility of Focused Value's investment performance as compared to funds that invest in a larger number of stocks. If the stocks in which Focused Value invests perform poorly, Focused Value could incur greater losses than if it had invested in a larger number of stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of higher interest rate. This additional payment is a premium.


Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Focused Value for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Focused Value to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Focused Value's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay. On May 1, 2000, Harris succeeded Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co., as subadviser to Focused Value. On May 1, 1998, GSAM succeeded Loomis, Sayles & Company, L.P. ("Loomis Sayles") as subadviser to Focused Value. The performance information set forth below relates to the life of the Series and, therefore, reflects the management of GSAM, Loomis Sayles and Harris.

                                    [CHART]


1994        (0.3)%
1995        30.4
1996        17.6
1997        17.4
1998        (5.5)
1999         0.3
2000        20.5
2001        27.8

During the period shown above, the highest quarterly return was 20.42% for the second quarter of 1999, and the lowest quarterly return was -19.83% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                   Life of the Series
                                   Past One Year Past Five Years    (April 30, 1993)
                                   ------------- --------------- -----------------------
Class A...........................     27.76%        11.36%              13.52%
Class B*..........................     27.51%        11.11%              13.27%
Class E*..........................     27.61%        11.21%              13.37%
Russell Midcap Index..............     -5.62%        11.40%              13.48%
S&P 500 Index.....................    -11.88%        10.70%              13.85%
Lipper Variable Products Multi-Cap                               Data only available for
  Value Fund Average..............     -0.22%         9.98%      full one-year periods

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares and the 0.15% 12b-1 fee of the Class E shares.

Past Performance of a Similarly Managed Fund

The total returns shown below are based on performance data furnished by Harris for Class I shares of The Oakmark Select Fund, a mutual fund which has the same investment objective as that of Focused Value and which has been managed using investment policies and strategies substantially similar, though not necessarily identical, to those of Focused Value. The Oakmark Select Fund is managed by William C. Nygren, and Focused Value is managed by William C. Nygren, Henry Berghoef and Floyd J. Bellman. The following information does not represent Focused Value's performance and should not be considered a prediction of future performance of Focused Value. Focused Value's performance may be higher or lower than the performance of The Oakmark Select Fund shown below. The performance of The Oakmark Select Fund shown below does not reflect any of the additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans for which Focused Value serves as an investment vehicle. These charges have the effect of lowering the performance of a variable insurance product.

                                        The Oakmark Select   Russell
                                          Fund--Class I    Midcap Index
                                        ------------------ ------------
        Total Return for the Year Ended
          December 31, 2001............       26.06%          -5.62%
        Average Annual Total Return
          For the Past Five Years Ended
          December 31, 2001............       26.75%          11.40%
        Average Annual Total Return
          From Inception of The
          Oakmark Select Fund
          (November 1, 1996) to
          December 31, 2001............       29.06%          13.48%

The Russell Midcap Index is an unmanaged index of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index represents the largest 1000 U.S. companies.

Portfolio Management

Harris also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships. Together with a predecessor, Harris has advised and managed mutual funds since 1970. As of December 31, 2001, Harris manages approximately $20.8 billion in assets. Harris' address is Two North LaSalle Street, Chicago, Illinois 60602-3790.

William C. Nygren, CFA, Henry Berghoef, CFA and Floyd J. Bellman, CFA are Focused Value's portfolio managers. Mr. Nygren joined Harris as an analyst in 1983, and was Harris' Director of Research from September 1990 to April 1998. Previously, he was an analyst with Northwestern Mutual Life Insurance Company. Mr. Berghoef has been a senior analyst at Harris since 1994. He was an analyst at Kirr, Marbach & Co. from 1990 to 1993 and an analyst at Geico Corporation from 1985 to 1990. Mr. Bellman joined Harris in

1995 and has over 20 years of investment experience. Prior to joining Harris, he was a Vice President and Senior Portfolio Manager at Harris Trust and Savings Bank.

Focused Value pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Series' average daily net assets. For the year ended December 31, 2001, Focused Value paid MetLife Advisers an investment advisory fee at the same rate.

                 Section III--Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Series pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Series and MetLife Advisers pays each subadviser's fees. MetLife Advisers is responsible for overseeing the subadvisers and for hiring and replacing subadvisers, subject to approval by the Board of Trustees of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund.

Adviser/Subadviser Relationship

The Fund has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Trustees must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits the Fund to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Trustees. The Fund will notify shareholders of any subadviser changes and any other event of which notification is required under the order.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted a Distribution and Services Plan under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B shares and Class E shares (the "12b-1 Plan"). The Fund has entered into a Distribution Agreement with New England Securities Corporation as distributor (the "Distributor"). Under the Distribution Agreement, the Class B shares and Class E shares of the Fund each pay a service fee, accrued daily and paid monthly. The Distributor uses the service fees to compensate certain other parties for providing personal and account maintenance services relating to the Class B shares and Class E shares of a Series. These other parties may include the insurance companies (or their affiliates) that have established the Separate Accounts and other broker-dealers and financial intermediaries. The Distribution Agreement provides for an annual service fee equal to 0.25% of the average daily net assets of the Class B shares of each Series and an annual service fee equal to 0.15% of the average daily net assets of the Class E shares of each Series. These fees will increase the cost of investing over time. Under the 12b-1 Plan, the Trustees are authorized, without a shareholder vote, to increase the service fee payable by any class of a Series to 0.25%, and to implement a separate distribution fee for any class of a Series of up to 0.25% of the average daily net assets of such class.

Share Valuation and Pricing

  Net Asset Value

Each Series determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or the Qualified Plan. The net asset value per share for each Series (other than Money Market) is calculated by dividing the Series' net assets by its number of outstanding shares.

  Securities Valuation

The entire Money Market investment portfolio and any fixed-income securities with remaining maturities of 60 days or less held by any other Series are valued at amortized cost. Other portfolio securities of each Series normally are valued at market value. If no current market value is readily available for a portfolio security, the Fund's Board of Trustees is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to MetLife Advisers or the subadvisers of the Series.

Dividends and Capital Gain Distributions

  Money Market

Money Market declares its net investment income daily and pays these amounts monthly as a dividend. Money Market does not expect to realize any long-term capital gains, but if it does, these gains will be distributed once a year.

  Other Series

Currently, each Series other than Money Market annually pays as dividends substantially all net investment income (including any short-term capital gains). These Series also annually distribute all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Series, other than Money Market, may pay dividends from net investment income more or less often if the Fund's Board of Trustees deems it appropriate and if such change would not cause such Series to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Series to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Series must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Series so elects) of such year.

Dividends and distributions of each Series are automatically reinvested in additional shares of that Series.

Taxes

Each Series is a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code. So long as a Series distributes all of its net investment income and net capital gains to its shareholders, the Series itself does not pay any federal income tax. Although each Series intends to operate so that it will have no federal income tax liability on income and gains it distributes to the separate accounts, if any such liability is incurred, the investment performance of such Series will be adversely affected. In addition, Series investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Series. In addition, a Series' investment in foreign securities or foreign currencies may increase or accelerate such Series' recognition of ordinary income and may affect the timing or amount of the Series' distributions.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Series in which such accounts invest, must meet certain diversification requirements. Each Series intends to comply with these requirements. If a Series does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

A Series' investments in certain debt obligations may cause the Series to recognize taxable income in excess of the cash generated by such obligations. Thus, the Series could be required at times to liquidate other investments in order to satisfy its distribution requirements.

                             Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2001) of each Series for the past 5 years. Certain information reflects financial results for a single share of the respective class and Series. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report for 2001, along with the Fund's financial statements, are included in the annual report which is available upon request.

                   State Street Research Money Market Series

                                                                            Class A                         Class B
                                                       ------------------------------------------------  --------------
                                                                                                         May 1, 2001(a)
                                                                    Year Ended December 31,                 through
                                                       ------------------------------------------------   December 31,
                                                         2001      2000      1999      1998      1997         2001
                                                       --------  --------  --------  --------  --------  --------------
Net Asset Value, Beginning of Period.................. $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00     $100.00
                                                       --------  --------  --------  --------  --------     -------
Income From Investment Operations
Net Investment Income.................................     3.88      6.05      4.85      5.13      5.08        1.95
                                                       --------  --------  --------  --------  --------     -------
    Total From Investment Operations..................     3.88      6.05      4.85      5.13      5.08        1.95
                                                       --------  --------  --------  --------  --------     -------
Less Distributions
Distributions From Net Investment Income..............    (3.88)    (6.05)    (4.85)    (5.13)    (5.08)      (1.95)
                                                       --------  --------  --------  --------  --------     -------
    Total Distributions...............................    (3.88)    (6.05)    (4.85)    (5.13)    (5.08)      (1.95)
                                                       --------  --------  --------  --------  --------     -------
Net Asset Value, End of Period........................ $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00     $100.00
                                                       ========  ========  ========  ========  ========     =======
 Total Return (%).....................................      4.0       6.2       5.0       5.3       5.3         2.0 (b)
Ratio of Operating Expenses to Average Net
 Assets (%)...........................................     0.42      0.41      0.40      0.45      0.45        0.67 (c)
Ratio of Net Investment Income to Average Net
 Assets (%)...........................................     3.80      6.04      4.89      5.15      5.21        1.65 (c)
Net Assets, End of Period (000)....................... $277,381  $242,346  $307,712  $203,597  $111,009     $15,407
The Ratios of Operating Expenses to Average Net
 Assets without giving effect to the voluntary expense
 agreement would have been (%)........................       --        --        --        --      0.50          --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                   State Street Research Bond Income Series

                                                               Class A                         Class B
                                           -----------------------------------------------  --------------
                                                                                            May 1, 2001(a)
                                                       Year Ended December 31,                 through
                                           -----------------------------------------------   December 31,
                                             2001      2000     1999      1998      1997         2001
                                           --------  -------- --------  --------  --------  --------------
Net Asset Value, Beginning of Period...... $ 109.66  $ 101.40 $ 109.89  $ 108.52  $ 105.63     $103.37
                                           --------  -------- --------  --------  --------     -------
Income From Investment Operations
Net Investment Income.....................     5.92      7.82     7.67      6.76      7.43        0.84
Net Realized and Unrealized Gain (Loss) on
 Investments..............................     3.20      0.44    (8.18)     3.00      4.05        4.49
                                           --------  -------- --------  --------  --------     -------
    Total From Investment Operations......     9.12      8.26    (0.51)     9.76     11.48        5.33
                                           --------  -------- --------  --------  --------     -------
Less Distributions
Distributions From Net Investment Income..    (9.45)     0.00    (7.72)    (6.64)    (7.51)       0.00
Distributions From Net Realized Capital
 Gains....................................     0.00      0.00    (0.16)    (1.75)    (1.08)       0.00
Distributions in Excess of Net Realized
 Capital Gains............................     0.00      0.00    (0.10)     0.00      0.00        0.00
                                           --------  -------- --------  --------  --------     -------
    Total Distributions...................    (9.45)     0.00    (7.98)    (8.39)    (8.59)       0.00
                                           --------  -------- --------  --------  --------     -------
Net Asset Value, End of Period............ $ 109.33  $ 109.66 $ 101.40  $ 109.89  $ 108.52     $108.70
                                           ========  ======== ========  ========  ========     =======
Total Return (%)..........................      8.8       8.1     (0.5)      9.0      10.9         5.2 (b)
Ratio of Operating Expenses to Average Net
 Assets (%)...............................     0.49      0.47     0.48      0.48      0.52        0.74 (c)
Ratio of Net Investment Income to Average
 Net Assets (%)...........................     5.99      7.37     7.12      6.66      6.97        5.07 (c)
Portfolio Turnover Rate (%)...............      271        81       77        82        40         271
Net Assets, End of Period (000)........... $349,417  $283,140 $283,856  $267,791  $202,888     $ 7,931

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                          Alger Equity Growth Series

                                                                Class A                         Class E
                                           ------------------------------------------------  --------------
                                                                                             May 1, 2001(a)
                                                        Year Ended December 31,                 through
                                           ------------------------------------------------   December 31,
                                             2001      2000      1999      1998      1997         2001
                                           --------  --------  --------  --------  --------  --------------
Net Asset Value, Beginning of Period...... $  25.06  $  29.34  $  25.11  $  17.62  $  15.58      $23.50
                                           --------  --------  --------  --------  --------      ------
Income From Investment Operations
Net Investment Income (Loss)..............     0.00      0.03     (0.01)     0.04      0.02        0.00
Net Realized and Unrealized Gain (Loss) on
 Investments..............................    (2.91)    (3.99)     8.34      8.37      3.92       (2.86)
                                           --------  --------  --------  --------  --------      ------
    Total From Investment Operations......    (2.91)    (3.96)     8.33      8.41      3.94       (2.86)
                                           --------  --------  --------  --------  --------      ------
Less Distributions
Distributions From Net Investment
 Income...................................    (0.07)    (0.09)     0.00     (0.04)    (0.02)       0.00
Distributions From Net Realized Capital
 Gains....................................    (1.34)     0.00     (0.01)     0.00      0.00        0.00
Distributions in Excess of Net Realized
 Capital Gains............................     0.00     (0.23)    (4.09)    (0.88)    (1.88)       0.00
                                           --------  --------  --------  --------  --------      ------
    Total Distributions...................    (1.41)    (0.32)    (4.10)    (0.92)    (1.90)       0.00
                                           --------  --------  --------  --------  --------      ------
Net Asset Value, End of Period............ $  20.74  $  25.06  $  29.34  $  25.11  $  17.62      $20.64
                                           ========  ========  ========  ========  ========      ======
Total Return (%)..........................    (12.0)    (13.7)     34.1      47.8      25.6       (12.2)(b)
Ratio of Operating Expenses to Average Net
 Assets (%)...............................     0.84      0.79      0.80      0.83      0.87        0.99 (c)
Ratio of Net Investment Income to Average
 Net Assets (%)...........................     0.00      0.23     (0.03)     0.19      0.12        0.00 (c)
Portfolio Turnover Rate (%)...............       88        88       128       119       137          88
Net Assets, End of Period (000)........... $788,097  $968,357  $841,053  $410,726  $205,318      $4,994

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                          Davis Venture Value Series

                                                                Class A                        Class E
                                            -----------------------------------------------  ------------
                                                                                             February 20,
                                                                                               2001(a)
                                                        Year Ended December 31,                through
                                            -----------------------------------------------  December 31,
                                              2001      2000     1999      1998      1997        2001
                                            --------  -------- --------  --------  --------  ------------
Net Asset Value, Beginning of Period....... $  29.20  $  26.67 $  23.15  $  20.80  $  16.09    $ 25.29
                                            --------  -------- --------  --------  --------    -------
Income From Investment Operations
Net Investment Income......................     0.12      0.16     0.12      0.16      0.18       0.02
Net Realized and Unrealized Gain (Loss) on
 Investments...............................    (3.07)     2.37     3.93      2.84      5.20      (1.96)
                                            --------  -------- --------  --------  --------    -------
    Total From Investment Operations.......    (2.95)     2.53     4.05      3.00      5.38      (1.94)
                                            --------  -------- --------  --------  --------    -------
Less Distributions
Distributions From Net Investment Income...    (0.15)     0.00    (0.12)    (0.16)    (0.14)      0.00
Distributions From Net Realized Capital
 Gains.....................................    (2.71)     0.00    (0.32)    (0.49)    (0.53)      0.00
Distributions in Excess of Net Realized
 Capital Gains.............................     0.00      0.00    (0.09)     0.00      0.00       0.00
                                            --------  -------- --------  --------  --------    -------
    Total Distributions....................    (2.86)     0.00    (0.53)    (0.65)    (0.67)      0.00
                                            --------  -------- --------  --------  --------    -------
Net Asset Value, End of Period............. $  23.39  $  29.20 $  26.67  $  23.15  $  20.80    $ 23.35
                                            ========  ======== ========  ========  ========    =======
Total Return (%)...........................    (11.1)      9.5     17.5      14.4      33.5       (7.7)(b)
Ratio of Operating Expenses to Average Net
 Assets Before Expense Reductions (%)......     0.83      0.79     0.81      0.83      0.90       0.98 (c)
Ratio of Operating Expenses to Average Net
 Assets After Expense Reductions (%) (d)...     0.82      0.79       --        --        --       0.97 (c)
Ratio of Net Investment Income to Average
 Net Assets (%)............................     0.55      0.62     0.55      0.82      0.94       0.47 (c)
Portfolio Turnover Rate (%)................       21        25       22        25        17         21
Net Assets, End of Period (000)............ $878,630  $925,265 $655,599  $440,351  $280,448    $42,132
The Ratios of Operating Expenses to Average
 Net Assets without giving effect to the
 voluntary expense agreement would have
 been (%)..................................       --        --       --        --      0.90         --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                      Harris Oakmark Focused Value Series

                                                      Class A                        Class B       Class E
                                  -----------------------------------------------  ------------  ------------
                                              Year Ended December 31,              February 20,     May 1,
                                  -----------------------------------------------    2001(a)       2001(a)
                                                                                     through       through
                                                                                   December 31,  December 31,
                                    2001      2000     1999      1998      1997        2001          2001
                                  --------  -------- --------  --------  --------  ------------  ------------
Net Asset Value, Beginning of
 Period.......................... $ 146.67  $ 121.71 $ 122.85  $ 170.59  $ 157.88    $159.20       $164.26
                                  --------  -------- --------  --------  --------    -------       -------
Income From Investment
 Operations
Net Investment Income............     0.42      1.15     1.36      1.09      0.00       0.01          0.02
Net Realized and Unrealized Gain
 (Loss) on Investments...........    40.09     23.81    (0.97)   (11.41)    27.12      25.04         20.89
                                  --------  -------- --------  --------  --------    -------       -------
    Total From Investment
     Operations..................    40.51     24.96     0.39    (10.32)    27.12      25.05         20.91
                                  --------  -------- --------  --------  --------    -------       -------
Less Distributions
Distributions From Net
 Investment Income...............    (1.06)     0.00    (1.36)    (1.09)     0.00       0.00          0.00
Distributions in Excess of Net
 Investment Income...............     0.00      0.00    (0.17)     0.00      0.00       0.00          0.00
Distributions From Net Realized
 Capital Gains...................     0.00      0.00     0.00    (36.08)   (14.41)      0.00          0.00
Distributions in Excess of Net
 Realized Capital Gains..........     0.00      0.00     0.00     (0.25)     0.00       0.00          0.00
                                  --------  -------- --------  --------  --------    -------       -------
    Total Distributions..........    (1.06)     0.00    (1.53)   (37.42)   (14.41)      0.00          0.00
                                  --------  -------- --------  --------  --------    -------       -------
Net Asset Value, End of Period... $ 186.12  $ 146.67 $ 121.71  $ 122.85  $ 170.59    $184.25       $185.17
                                  ========  ======== ========  ========  ========    =======       =======
Total Return (%).................     27.8      20.5      0.3      (5.5)     17.4       15.7 (b)      12.7 (b)
Ratio of Operating Expenses to
 Average Net Assets Before
 Expense Reductions (%)..........     0.87      0.90     0.88      0.88      0.85       1.12 (c)      1.02 (c)
Ratio of Operating Expenses to
 Average Net Assets After
 Expense Reductions (%) (d)......     0.84        --       --        --        --       1.09 (c)      0.99 (c)
Ratio of Net Investment Income to
 Average Net Assets (%)..........     0.43      0.98     1.08      0.66     (0.16)      0.02 (c)      0.09 (c)
Portfolio Turnover Rate (%)......       28       143      119       171        49         28            28
Net Assets, End of Period (000).. $370,959  $139,518 $109,280  $112,997  $114,617    $24,082       $10,416
The Ratios of Operating Expenses
 to Average Net Assets without
 giving effect to the voluntary
 expense agreement would have
 been (%)........................       --      0.96       --      0.90      0.86         --            --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                            NEW ENGLAND ZENITH FUND
               501 Boylston Street, Boston, Massachusetts 02116
                                (800) 356-5015

Statement of Additional Information (SAI)

The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund's annual and semi-annual reports to shareholders contain additional information about each Series. The Fund's annual report discusses the market conditions and investment strategies that significantly affected each Series' performance during its last fiscal year. The financial statements in the Fund's most recent annual report to shareholders are incorporated by reference into this prospectus.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Series, or make shareholder inquiries by calling toll free
(800) 356-5015.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

New England Zenith Fund's Investment Company Act file number is 811-3728.

                            NEW ENGLAND ZENITH FUND

                                    Class A
                                    Class B
                                    Class E

       EQUITY AND FIXED-INCOME SERIES EQUITY SERIES

       MFS Total Return Series        Capital Guardian U.S. Equity Series
                                      Davis Venture Value Series
                                      MFS Investors Trust Series

This prospectus is designed to help you decide whether to invest in the Fund and which Series best match your investment objectives. The prospectus is divided into three Sections:

   I   A brief overview of the structure of the Fund and the Series.

   II Information about each Series, including investment objectives, investment strategies and risks.

   III Other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                  MAY 1, 2002

                               TABLE OF CONTENTS

Section I--Overview of New England Zenith Fund.......................  3
Section II--Information about each Series............................  5
Section III--Other Information about the Fund........................ 22
Financial Highlights................................................. 25

                         Information about each Series
                         -----------------------------
MFS Total Return Series..............................................  6
Capital Guardian U.S. Equity Series.................................. 10
Davis Venture Value Series........................................... 14
MFS Investors Trust Series........................................... 18

                Section I--Overview of New England Zenith Fund

Organization

The Fund is a mutual fund, consisting of seventeen separate investment portfolios, which offers Class A, Class B and Class E shares. Four of these portfolios (the "Series") are offered through this prospectus. MetLife Advisers, LLC ("MetLife Advisers") is the investment adviser to all the Series. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for the Series. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Trustees of the Fund relating to hiring and replacing subadvisers.

Each Series is a "diversified" fund.

Investors

Fund shares are offered only to separate accounts established by New England Life Insurance Company ("New England Financial"), Metropolitan Life Insurance Company ("Metropolitan Life"), MetLife Investors USA Insurance Company ("MetLife Investors"), General American Life Insurance Company ("General American") or other insurance companies affiliated with any of these insurance companies (the "Separate Accounts") and to certain eligible qualified retirement plans ("Qualified Plans"). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The Fund will offer shares directly to Qualified Plans through a separate prospectus. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts, or Qualified Plans that an investor in the Fund may pay under insurance or annuity contracts.

Types of Investments

Each Series invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income.

  Equity Securities

Equity securities include common stocks, preferred stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the "issuer" of the stock. Stocks often pay a dividend.

Investment advisers often characterize stocks as "growth stocks" or "value stocks." Generally, an investment adviser considers a stock to be a growth stock if it expects the company's earnings to grow more rapidly than earnings of other companies. An investment adviser using a "growth" style of investing will be more likely than an adviser using a "value" style to buy a stock which is considered



A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.



A dividend is a payment made by a company to a shareholder that typically is based on the company's performance. A dividend may be paid as cash or additional securities.

relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as it would have otherwise, if the market does not agree with the subadviser's view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or "total return," of the Series that invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Each type of stock, such as stocks in different market capitalization categories, including "small cap," "mid cap," and "large cap," and in different investment style categories, such as value or growth, tend to go through cycles of performing better or worse than the stock market in general. These periods in the past have lasted for as long as several years.

  Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the maturity date, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Series invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or "yields." Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.



The maturity date is the date on which a fixed-income security "matures." This is the date on which the borrower must pay back the borrowed amount, which is known as the principal.

                   Section II--Information about each Series

This Section discusses the principal investment strategies and risks of investing in each Series. However, each Series may invest in securities and engage in certain investment practices not discussed below. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the back cover of the Prospectus to receive a free copy of the SAI.

Investment Objectives

The investment objective of each Series may be changed without shareholder approval.

Temporary Defensive Positions

Each Series intends normally to remain fully invested in its respective type of investments. However, for temporary defensive purposes in response to market, economic, political or other conditions, each Series reserves the right to hold all or a substantial portion of its assets in cash or fixed-income investments. The types of securities in which a Series may invest include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. No estimate can be made as to when or for how long a Series may employ a defensive strategy. Although a defensive strategy may help insulate a Series from a downturn in securities markets, it could prevent the Series from capturing the gains it would otherwise achieve if the Series did not employ a defensive strategy. The use of a defensive strategy may prevent a Series from achieving its investment objective.

Portfolio Turnover

Each Series may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Series may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

Investment Percentage Requirements and Capitalization

Several of the Series have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types of investments or to certain ranges of market capitalization. These percentage requirements and capitalization ranges apply at the time an investment is made. A change in the value of an investment after it is acquired does not create a violation of these policies or ranges.



Repurchase agreements are agreements under which a Series purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Series at a later date. Repurchase agreements allow a Series to earn a return on available cash at relatively low credit risk.

                            MFS Total Return Series

Investment Objective

The investment objective of the MFS Total Return Series ("Total Return") is a favorable total return through investment in a diversified portfolio.

Principal Investment Strategies

Massachusetts Financial Services Company ("MFS"), subadviser to the Series, normally invests at least 40%, but not more than 75%, of Total Return's net assets in common stocks and related securities (referred to as "equity securities") such as preferred stock and bonds, warrants or rights convertible into stock. The Series may also invest in depositary receipts for such equity securities. The Series may vary the percentage of its assets invested in any one type of security (within the limits described above) in accordance with MFS's interpretation of economic and money market conditions, fiscal and monetary policy, and security values. The Series focuses on undervalued equity securities issued by companies with large market capitalizations ($5 billion or more). Total Return may invest in fixed-income securities such as corporate bonds, U.S. government securities, mortgage-backed securities and asset-backed securities. The Series normally invests at least 25% of its net assets in non-convertible fixed-income securities. The fixed-income portion of the Series' portfolio invests primarily in investment grade fixed- income securities, but the Series may invest up to 20% of its net assets in lower quality, high yield securities. Consistent with the principal investment strategies above, the Series may invest up to 20% of its net assets in foreign securities.

  Investment Selection

Equity Securities. Total Return will generally invest in equity securities of companies MFS believes are undervalued relative to their long-term potential due to a decline in the financial markets, poor economic conditions generally, developments in the issuer's industry, or because the market has simply overlooked them. Undervalued equity securities generally have relatively lower price-to-book, price-to-sales and/or price-to-earnings ratios. MFS uses a bottom-up investment style in managing the equity portion of the Series. This means that securities are selected based upon MFS's assessment of the earnings, cash flows, competitive position and management abilities of the issuer.

Fixed-income Securities. In selecting fixed-income investments for the Series, MFS considers the view of its large group of fixed-income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed-income markets. In assessing the credit quality of fixed-income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but also performs its own independent credit analysis.



Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

Principal Investment Risks

Investing in Total Return involves risks. The Series may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Series include:

   . A general decline in U.S. or foreign equity or fixed-income markets.

   . Poor performance of individual equity securities held by Total Return or of large capitalization stocks in general.

   . Poor performance of fixed-income securities held by Total Return, which may be due to interest rate risk or credit risk.

   . Poor performance of equity securities relative to fixed-income securities when MFS emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when MFS invests relatively more of the Series' assets in fixed-income securities.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.



Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is called a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Total Return Series for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Total Return Series to the returns of two relevant broad-based securities market indexes and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of the returns of the Total Return Series. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay. On July 1, 2001, MFS succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to Total Return. The performance information set forth below relates to the life of the Series and, therefore, reflects the management of both Back Bay Advisors and MFS.
                                    [CHART]


1992         6.7%
1993        10.6
1994        (1.1)
1995        31.3
1996        15.0
1997        26.6
1998        19.7
1999        10.0
2000        (3.4)
2001        (3.8)

During the period shown above, the highest quarterly return was 14.88% for the fourth quarter of 1998, and the lowest quarterly return was -7.39% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                 Past One Year Past Five Years Past Ten Years
                                                 ------------- --------------- --------------
Class A.........................................     -3.80%         9.13%          10.56%
Class B*........................................        N/A           N/A             N/A
Class E*........................................        N/A           N/A             N/A
S&P 500 Index...................................    -11.88%        10.70%          12.93%
Lehman Brothers Government/Credit Index.........      8.50%         7.37%           7.27%
Lipper Variable Products Flexible Portfolio Fund
  Average.......................................     -5.27%         8.06%           9.74%

--------
* Class B and Class E shares of Total Return are being offered for the first time through this prospectus.

Portfolio Management

As of December 31, 2001, MFS managed approximately $137.2 billion in assets worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

Total Return is managed by a team of portfolio managers.

Total Return pays MetLife Advisers an investment advisory fee at the annual rate of 0.50% of the Series' average daily net assets. For the year ended December 31, 2001, Total Return paid MetLife Advisers an investment advisory fee at the same rate.

                      Capital Guardian U.S. Equity Series

Investment Objective

The investment objective of the Capital Guardian U.S. Equity Series ("U.S. Equity") is long-term growth of capital.

Principal Investment Strategies

Capital Guardian Trust Company ("Capital Guardian"), subadviser to the Series, invests, under normal circumstances, at least 80% of U.S. Equity's assets in equity securities. You will receive 60 days prior notice if this 80% minimum is going to change. The Series will invest in equity securities of U.S. companies with market capitalizations greater than $1 billion at the time of purchase. The Series may also invest in fixed income securities convertible into equity securities. The Series may invest up to 15% of its total assets in foreign securities, including securities of issuers in emerging markets. Capital Guardian defines "foreign securities" as securities of issuers domiciled outside the U.S. and not included in the S&P 500 Index. "Foreign securities" also includes American Depositary Receipts ("ADRs"), through which the Series may also have exposure to foreign currencies.

  Stock Selection

In selecting stocks for U.S. Equity, Capital Guardian focuses primarily on the potential for capital appreciation. Capital Guardian seeks for the Series dynamic, growing companies with asset values it believes are understated, strong balance sheets, and stock prices it does not consider excessive relative to book value.

Principal Investment Risks

Investing in U.S. Equity involves risks. U.S. Equity may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of U.S. Equity include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by U.S. Equity.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. U.S. Equity may not perform as well as a fund that invests in only value or growth stocks.

Real Estate Investment Trusts (REITs) One category of equity securities in which U.S. Equity invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to credit risk and market risk, and equity REITs are also subject to market risk.

Mutual Funds The Series may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Series' investment in the mutual fund will fall if the value of the underlying securities declines. The Series will bear its proportionate share of the mutual fund's fees and expenses.

  Rule 144A Securities

The Series may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. A Rule 144A security is treated as illiquid unless Capital Guardian determines, under guidelines established by the Fund's trustees, that it is liquid.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Capital Guardian may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Capital Guardian cannot assure that these techniques will be effective.

  Emerging Markets

U.S. Equity may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Series may seek to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency rates.

Investment Performance Record

Since U.S. Equity commenced operations on May 1, 2002, the date of this prospectus, the Series does not yet have a full calendar year of investment performance.

Portfolio Management

Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which is a wholly-owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968. As of December 31, 2001, Capital Guardian managed approximately $120 billion in assets. Capital Guardian is located at 333 South Hope Street, Los Angeles, California 90071.

Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selections as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers of each segment of the portfolio, other than that managed by the group of research analysts, are as follows:

Michael Erickson is a Senior Vice President and portfolio manager for Capital Guardian and a Senior Vice President and Director for Capital International Limited. He joined the Capital Guardian organization in 1987.



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

David Fisher is Chairman of the Board of Capital Group International, Inc. and Capital Guardian. He joined the Capital Guardian organization in 1969.

Theodore Samuels is a Senior Vice President and a Director for Capital Guardian, as well as a Director of Capital International Research, Inc. He joined the Capital Guardian organization in 1981.

Eugene Stein is an Executive Vice President, a Director and Chairman of Capital Guardian, as well as Chairman of Capital Guardian's Investment Committee. He joined the Capital Guardian organization in 1972.

Terry Berkemeier is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility in Capital Guardian Trust Company and research responsibilities for the global metals and mining industries. He joined the Capital Guardian organization in 1992.

Alan J. Wilson is a Vice President of Capital International Research, Inc. and has research responsibilities covering U.S. oil services and household products. He joined the Capital Guardian organization in 1991.

Karen Miller is a Senior Vice President and Director of Capital International Research, Inc. She joined the Capital Guardian organization in 1990.

U.S. Equity pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Series' average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion.

                          Davis Venture Value Series

Investment Objective

The investment objective of the Davis Venture Value Series ("Venture Value") is growth of capital.

Principal Investment Strategies

Davis Selected Advisers, L.P. ("Davis Selected"), subadviser to the Series, invests, under normal circumstances, the majority of Venture Value's assets primarily in equity securities of companies with market capitalizations of at least $10 billion. Davis Selected searches for companies that it believes are of high quality and whose stocks are selling at attractive prices with the intention of holding them for the long term. Davis Selected believes that managing risk is the key to delivering superior long-term investment results; therefore, it considers how much could potentially be lost on an investment before considering how much might be gained.

  Stock Selection

Davis Selected has developed a list of ten characteristics that it believes allow companies to sustain long-term growth and minimize risks to enhance their potential for superior long-term returns. Although few companies exhibit all ten characteristics, Davis Selected searches for companies that possess:

   . Excellent management.

   . Managers who own stock in their own company.

   . Strong returns on investments of an issuer's capital.

   . A lean expense structure.

   . A dominant or growing market share in a growing market.

   . A proven record as an acquirer.

   . A strong balance sheet.

   . Products or services that are not likely to become obsolete.

   . Successful international operations.

   . Innovation in all aspects of operations.

Davis Selected does not have particular allocation strategies, and emphasizes individual stock selection rather than industry sectors. Davis Selected relies heavily on its evaluation of the management of potential investments, and will ordinarily visit the managers at their place of business to gain insight into the relative value of different companies.

Principal Investment Risks

Investing in Venture Value involves risks. Venture Value may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Venture Value include:

   . A general decline in the U.S. stock market.

   . Poor performance of individual stocks held by Venture Value, of large capitalization stocks, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Venture Value for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Venture Value to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Venture Value's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay.

                                    [CHART]


1995   1996   1997   1998   1999   2000   2001
-----  -----  -----  -----  -----  ----  -------
39.3%  25.8%  33.5%  14.4%  17.5%  9.5%  (11.1)%

During the period shown above, the highest quarterly return was 21.20% for the fourth quarter of 1998, and the lowest quarterly return was -14.47% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

                       Average Annual Total Returns for
                          Periods Ending December 31

                                                Past       Past      Life of the Series
                                              One Year  Five Years   (October 31, 1994)
                                              --------- ---------- -----------------------
Class A......................................   -11.13%    11.80%                   16.32%
Class B*.....................................       N/A       N/A                      N/A
Class E**....................................   -11.28%    11.65%                   16.17%
S&P 500 Index................................   -11.88%    10.70%                   15.15%
Lipper Variable Products Large-Cap Value Fund                      Data only available for
  Average....................................    -5.98%     8.94%  full one-year periods

--------
* Class B shares of Venture Value are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Portfolio Management

As of December 31, 2001, Davis Selected, together with its affiliated institutional asset management companies, managed approximately $41.8 billion in assets. Davis Selected's address is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Davis Selected may delegate to Davis Selected Advisers-NY, Inc. any of its responsibilities related to Venture Value. Davis Selected Advisers-NY, Inc. is a wholly-owned subsidiary of Davis Selected and is located at 609 Fifth Avenue, New York, New York 10017.

Christopher C. Davis and Kenneth C. Feinberg are the co-portfolio managers of Venture Value. Christopher Davis has been the portfolio manager for Venture Value and other equity funds managed by Davis Selected since February 1997. Christopher Davis was co-portfolio manager of Venture Value with Shelby M.C. Davis from October 1995 until February 1997. Prior to co-managing Venture Value's portfolio, Christopher Davis worked as Shelby Davis' assistant portfolio manager and research analyst. Mr. Feinberg has co-managed other equity funds for Davis Selected since May 1998 and became co-portfolio manager of Venture Value in April 1999. Mr. Feinberg was a research analyst at Davis Selected from December 1994 until May 1998, and before that he was an Assistant Vice President of Investor Relations for Continental Corp.

As Senior Research Adviser, Shelby Davis provides investment themes and strategies to, and helps select individual stocks for, Venture Value.

Venture Value pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Series' average daily net assets and 0.70% for amounts over $1 billion. For the year ended December 31, 2001, Venture Value paid MetLife Advisers 0.75% of the Series' average daily net assets in investment advisory fees.

                          MFS Investors Trust Series

Investment Objective

The investment objective of the MFS Investors Trust Series (formerly, MFS Investors Series) ("Investors Trust") is long-term growth of capital with a secondary objective to seek reasonable current income.

Principal Investment Strategies

Massachusetts Financial Services Company ("MFS"), subadviser to the Series, ordinarily invests at least 65% of the net assets of Investors Trust in equity securities, including preferred stocks and fixed-income securities convertible into equity securities. Although the Series may invest in companies of any size, the Series focuses on companies with large market capitalizations (greater than $5 billion) that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Series will also seek to generate gross income equal to approximately 90% of the dividend yield on the S&P 500 Index. MFS may also invest up to 20% of the net assets of Investors Trust in foreign securities, including American Depositary Receipts ("ADRs"), through which it may have exposure to foreign currencies. The Series may also invest in fixed-income securities.

  Stock Selection

MFS uses a bottom-up, as opposed to a top-down, investment style in managing Investors Trust. This means that MFS selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager and MFS' large group of equity research analysts.

Principal Investment Risks

Investing in Investors Trust involves risks. Investors Trust may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Investors Trust include:

   . A general decline in U.S. or foreign stock markets or fixed-income security markets.

   . Poor performance of individual equity securities held by Investors Trust or of large capitalization stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of fixed-income securities held by Investors Trust, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  Rule 144A Securities

The Series may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. A Rule 144A security is treated as illiquid unless MFS determines, under guidelines established by the Fund's trustees, that it is liquid.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

  Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency rates and interest rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency rates or interest rates. The Series may also purchase futures contracts to maintain exposure to the broad equity markets or fixed income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, Investors Trust could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, Investors Trust might not be able to close out futures transactions without incurring substantial losses.



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Investors Trust for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Investors Trust to the returns of a relevant broad-based securities market index and to the returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of the returns of Investors Trust. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay.

                                    [CHART]


 2000    2001
------  -------
(0.2)%  (15.9)%

During the period shown above, the highest quarterly return was 10.94% for the fourth quarter of 1999, and the lowest quarterly return was -13.05% for the third quarter of 2001. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                             Life of the Series
                                             Past One Year    (April 30, 1999)
                                             ------------- -----------------------
Class A.....................................    -15.92%                     -5.40%
Class B*....................................        N/A                        N/A
Class E**...................................    -16.07%                     -5.55%
S&P 500 Index...............................    -11.88%                     -4.31%
Lipper Variable Products Large-Cap Core Fund               Data only available for
  Average...................................    -13.03%    full one-year periods

--------
* Class B shares of Investors Trust are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Portfolio Management

As of December 31, 2001, MFS managed approximately $137.2 billion in assets. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

Investors Trust is managed by a team of portfolio managers.

Investors Trust pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Series' average daily net assets. For the year ended December 31, 2001, Investors Trust paid MetLife Advisers an investment advisory fee at the same rate.

                 Section III--Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Series pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Series and MetLife Advisers pays each subadviser's fees. MetLife Advisers is responsible for overseeing the subadvisers and for hiring and replacing subadvisers, subject to approval by the Board of Trustees of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund.

Adviser/Subadviser Relationship

The Fund has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Trustees must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits the Fund to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Trustees. The Fund will notify shareholders of any subadviser changes and any other event of which notification is required under the order.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted a Distribution and Services Plan under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B shares and Class E shares (the "12b-1 Plan"). The Fund has entered into a Distribution Agreement with New England Securities Corporation as distributor (the "Distributor"). Under the Distribution Agreement, the Class B shares and Class E shares of the Fund each pay a service fee, accrued daily and paid monthly. The Distributor uses the service fees to compensate certain other parties for providing personal and account maintenance services relating to the Class B shares and Class E shares of a Series. These other parties may include the insurance companies (or their affiliates) that have established the Separate Accounts and other broker-dealers and financial intermediaries. The Distribution Agreement provides for an annual service fee equal to 0.25% of the average daily net assets of the Class B shares of each Series and an annual service fee equal to 0.15% of the average daily net assets of the Class E shares of each Series. These fees will increase the cost of investing over time. Under the 12b-1 Plan, the Trustees are authorized, without a shareholder vote, to increase the service fee payable by any class of a Series to 0.25%, and to implement a separate distribution fee for any class of a Series of up to 0.25% of the average daily net assets of such class.

Share Valuation and Pricing

  Net Asset Value

Each Series determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or the Qualified Plan. The net asset value per share for each Series is calculated by dividing the Series' net assets by its number of outstanding shares.

  Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by a Series are valued at amortized cost. Other portfolio securities of each Series normally are valued at market value. If no current market value is readily available for a portfolio security, the Fund's Board of Trustees is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to MetLife Advisers or the subadvisers of the Series.

Dividends and Capital Gain Distributions

Currently, each Series annually pays as dividends substantially all net investment income (including any short-term capital gains). Each Series also annually distributes all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Series may pay dividends from net investment income more or less often if the Fund's Board of Trustees deems it appropriate and if such change would not cause such Series to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Series to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Series must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Series so elects) of such year.

Dividends and distributions of each Series are automatically reinvested in additional shares of that Series.

Taxes

Each Series is a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code. So long as a Series distributes all of its net investment income and net capital gains to its shareholders, the Series itself does not pay any federal income tax. Although each Series intends to operate so that it will have no federal income tax liability on income and gains it distributes to the separate accounts, if any such liability is incurred, the investment performance of such Series will be adversely affected. In addition, Series investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Series. In addition, a Series' investment in foreign securities or foreign currencies may increase or accelerate such Series' recognition of ordinary income and may affect the timing or amount of the Series' distributions.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Series in which such accounts invest, must meet certain diversification requirements. Each Series intends to comply with these requirements. If a Series does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

A Series' investments in certain debt obligations may cause the Series to recognize taxable income in excess of the cash generated by such obligations. Thus, the Series could be required at times to liquidate other investments in order to satisfy its distribution requirements.

                             Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2001) of each Series for the past 5 years (or the life of the Series and class, for those Series and classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class and Series. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report for 2001, along with the Fund's financial statements, are included in the annual report which is available upon request. Since U.S. Equity commenced operations on May 1, 2002, financial highlights for that Series are not yet available.

                            MFS Total Return Series

                                                                              Class A
                                                         ------------------------------------------------
                                                                      Year Ended December 31,
                                                         ------------------------------------------------
                                                           2001      2000      1999      1998      1997
                                                         --------  --------  --------  --------  --------
Net Asset Value, Beginning of Year...................... $ 185.92  $ 196.82  $ 207.76  $ 189.85  $ 170.37
                                                         --------  --------  --------  --------  --------
Income From Investment Operations
Net Investment Income...................................     4.60      6.49      6.98      6.56      6.38
Net Realized and Unrealized Gain (Loss) on Investments..   (11.61)   (12.98)    13.48     30.50     38.47
                                                         --------  --------  --------  --------  --------
    Total From Investment Operations....................    (7.01)    (6.49)    20.46     37.06     44.85
                                                         --------  --------  --------  --------  --------
Less Distributions
Distributions From Net Investment Income................    (6.60)     0.00     (6.83)    (6.51)    (6.42)
Distributions From Net Realized Capital Gains...........   (30.39)    (4.41)   (24.57)   (12.64)   (18.95)
                                                         --------  --------  --------  --------  --------
    Total Distributions.................................   (36.99)    (4.41)   (31.40)   (19.15)   (25.37)
                                                         --------  --------  --------  --------  --------
Net Asset Value, End of Year............................ $ 141.92  $ 185.92  $ 196.82  $ 207.76  $ 189.85
                                                         ========  ========  ========  ========  ========
Total Return (%)........................................     (3.8)     (3.4)     10.0      19.7      26.6
Ratio of Operating Expenses to Average Net Assets (%)...     0.63      0.58      0.58      0.58      0.61
Ratio of Net Investment Income to Average Net Assets (%)     2.96      3.14      3.16      3.15      3.20
Portfolio Turnover Rate (%).............................      160        48        49        25        65
Net Assets, End of Year (000)........................... $157,716  $181,270  $218,881  $213,639  $188,783

                          Davis Venture Value Series

                                                                Class A                        Class E
                                            -----------------------------------------------  ------------
                                                                                             February 20,
                                                                                               2001(a)
                                                        Year Ended December 31,                through
                                            -----------------------------------------------  December 31,
                                              2001      2000     1999      1998      1997        2001
                                            --------  -------- --------  --------  --------  ------------
Net Asset Value, Beginning of Period....... $  29.20  $  26.67 $  23.15  $  20.80  $  16.09    $ 25.29
                                            --------  -------- --------  --------  --------    -------
Income From Investment Operations
Net Investment Income......................     0.12      0.16     0.12      0.16      0.18       0.02
Net Realized and Unrealized Gain (Loss) on
 Investments...............................    (3.07)     2.37     3.93      2.84      5.20      (1.96)
                                            --------  -------- --------  --------  --------    -------
    Total From Investment Operations.......    (2.95)     2.53     4.05      3.00      5.38      (1.94)
                                            --------  -------- --------  --------  --------    -------
Less Distributions
Distributions From Net Investment Income...    (0.15)     0.00    (0.12)    (0.16)    (0.14)      0.00
Distributions From Net Realized Capital
 Gains.....................................    (2.71)     0.00    (0.32)    (0.49)    (0.53)      0.00
Distributions in Excess of Net Realized
 Capital Gains.............................     0.00      0.00    (0.09)     0.00      0.00       0.00
                                            --------  -------- --------  --------  --------    -------
    Total Distributions....................    (2.86)     0.00    (0.53)    (0.65)    (0.67)      0.00
                                            --------  -------- --------  --------  --------    -------
Net Asset Value, End of Period............. $  23.39  $  29.20 $  26.67  $  23.15  $  20.80    $ 23.35
                                            ========  ======== ========  ========  ========    =======
Total Return (%)...........................    (11.1)      9.5     17.5      14.4      33.5       (7.7)(b)
Ratio of Operating Expenses to Average Net
 Assets Before Expense Reductions (%)......     0.83      0.79     0.81      0.83      0.90       0.98 (c)
Ratio of Operating Expenses to Average Net
 Assets After Expense Reductions (%) (d)...     0.82      0.79       --        --        --       0.97 (c)
Ratio of Net Investment Income to Average
 Net Assets (%)............................     0.55      0.62     0.55      0.82      0.94       0.47 (c)
Portfolio Turnover Rate (%)................       21        25       22        25        17         21
Net Assets, End of Period (000)............ $878,630  $925,265 $655,599  $440,351  $280,448    $42,132
The Ratios of Operating Expenses to Average
 Net Assets without giving effect to the
 voluntary expense agreement would have
 been (%)..................................       --        --       --        --      0.90         --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                          MFS Investors Trust Series

                                                                                    Class A                  Class E
                                                                      -------------------------------     --------------
                                                                         Year Ended     April 30, 1999(a) May 1, 2001(a)
                                                                        December 31,         through         through
                                                                      ----------------    December 31,     December 31,
                                                                       2001     2000          1999             2001
                                                                      -------  -------  ----------------- --------------
Net Asset Value, Beginning of Period................................. $ 10.23  $ 10.26       $10.00           $ 9.56
                                                                      -------  -------       ------           ------
Income From Investment Operations
Net Investment Income................................................    0.05     0.04         0.02             0.01
Net Realized and Unrealized Gain (Loss) on Investments...............   (1.67)   (0.06)        0.26            (1.00)
                                                                      -------  -------       ------           ------
    Total From Investment Operations.................................   (1.62)   (0.02)        0.28            (0.99)
                                                                      -------  -------       ------           ------
Less Distributions
Distributions From Net Investment Income.............................   (0.04)   (0.01)       (0.02)            0.00
                                                                      -------  -------       ------           ------
    Total Distributions..............................................   (0.04)   (0.01)       (0.02)            0.00
                                                                      -------  -------       ------           ------
Net Asset Value, End of Period....................................... $  8.57  $ 10.23       $10.26           $ 8.57
                                                                      =======  =======       ======           ======
Total Return (%).....................................................   (15.9)    (0.2)         2.9 (b)        (10.4)(b)
Ratio of Operating Expenses to Average Net Assets (%)................    0.90     0.90         0.90 (c)         1.05 (c)
Ratio of Net Investment Income to Average Net Assets (%).............    0.58     0.51         0.45 (c)         0.26 (c)
Portfolio Turnover Rate (%)..........................................      86       68           60 (c)           86
Net Assets, End of Period (000)...................................... $24,506  $18,422       $6,841           $  730
The Ratios of Operating Expenses to Average Net Assets without giving
 effect to the voluntary expense agreement would have been (%).......    1.37     1.57         2.03 (c)         1.52 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                            NEW ENGLAND ZENITH FUND
               501 Boylston Street, Boston, Massachusetts 02116
                                (800) 356-5015

Statement of Additional Information (SAI)

The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund's annual and semi-annual reports to shareholders contain additional information about each Series. The Fund's annual report discusses the market conditions and investment strategies that significantly affected each Series' performance during its last fiscal year. The financial statements in the Fund's most recent annual report to shareholders are incorporated by reference into this prospectus.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Series, or make shareholder inquiries by calling toll free
(800) 356-5015.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

New England Zenith Fund's Investment Company Act file number is 811-3728.

                            NEW ENGLAND ZENITH FUND

                                    Class A
                                    Class B
                                    Class E

                      CAPITAL GUARDIAN U.S. EQUITY SERIES

                          MFS INVESTORS TRUST SERIES

                            PROSPECTUS MAY 1, 2002

                               Table of Contents

Overview of New England Zenith Fund..................................  2
Information about each Series........................................  2
Capital Guardian U.S. Equity Series..................................  4
MFS Investors Trust Series...........................................  8
Other Information about the Fund..................................... 12
Financial Highlights................................................. 14

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                      Overview of New England Zenith Fund

Organization

The Fund is a mutual fund, consisting of seventeen separate investment portfolios, which offers Class A, Class B and Class E shares. Two of these portfolios (the "Series") are offered through this prospectus. MetLife Advisers, LLC ("MetLife Advisers") is the investment adviser to each Series. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for the Series. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Trustees of the Fund relating to hiring and replacing subadvisers.

Investors

Fund shares are offered only to separate accounts established by New England Life Insurance Company ("New England Financial"), Metropolitan Life Insurance Company ("Metropolitan Life"), MetLife Investors USA Insurance Company ("MetLife Investors"), General American Life Insurance Company ("General American") or other insurance companies affiliated with any of these insurance companies (the "Separate Accounts") and to certain eligible qualified retirement plans ("Qualified Plans"). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The Fund will offer shares directly to Qualified Plans through a separate prospectus. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts, or Qualified Plans that an investor in the Fund may pay under insurance or annuity contracts.

                         Information about each Series

This section discusses the principal investment strategies and risks of investing in each Series. However, each Series may invest in securities and engage in certain investment practices not discussed below. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the back cover of the Prospectus to receive a free copy of the SAI.

Investment Objectives

The investment objective of each Series may be changed without shareholder approval.




A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.

Temporary Defensive Positions

Each Series intends normally to remain fully invested in its respective type of investments. However, for temporary defensive purposes in response to market, economic, political or other conditions, each Series reserves the right to hold all or a substantial portion of its assets in cash or fixed-income investments. The types of securities in which a Series may invest include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. No estimate can be made as to when or for how long a Series may employ a defensive strategy. Although a defensive strategy may help insulate a Series from a downturn in securities markets, it could prevent the Series from capturing the gains it would otherwise achieve if the Series did not employ a defensive strategy. The use of a defensive strategy may prevent a Series from achieving its investment objective.

Portfolio Turnover

Each Series may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Series may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

Investment Percentage Requirements and Capitalization

Each Series has adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types of investments or to certain ranges of market capitalization. These percentage requirements and capitalization ranges apply at the time an investment is made. A change in the value of an investment after it is acquired does not create a violation of these policies or ranges.


Repurchase agreements are agreements under which a Series purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Series at a later date. Repurchase agreements allow a Series to earn a return on available cash at relatively low credit risk.

                      Capital Guardian U.S. Equity Series

Investment Objective

The investment objective of the Capital Guardian U.S. Equity Series ("U.S. Equity") is long-term growth of capital.

Principal Investment Strategies

Capital Guardian Trust Company ("Capital Guardian"), subadviser to the Series, invests, under normal circumstances, at least 80% of U.S. Equity's assets in equity securities. You will receive 60 days prior notice if this 80% minimum is going to change. The Series will invest in equity securities of U.S. companies with market capitalizations greater than $1 billion at the time of purchase. The Series may also invest in fixed income securities convertible into equity securities. The Series may invest up to 15% of its total assets in foreign securities, including securities of issuers in emerging markets. Capital Guardian defines "foreign securities" as securities of issuers domiciled outside the U.S. and not included in the S&P 500 Index. "Foreign securities" also includes American Depositary Receipts ("ADRs"), through which the Series may also have exposure to foreign currencies.

  Stock Selection

In selecting stocks for U.S. Equity, Capital Guardian focuses primarily on the potential for capital appreciation. Capital Guardian seeks for the Series dynamic, growing companies with asset values it believes are understated, strong balance sheets, and stock prices it does not consider excessive relative to book value.

Principal Investment Risks

Investing in U.S. Equity involves risks. U.S. Equity may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of U.S. Equity include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by U.S. Equity.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries

(changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. U.S. Equity may not perform as well as a fund that invests in only value or growth stocks.

Real Estate Investment Trusts (REITs) One category of equity securities in which U.S. Equity invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to credit risk and market risk, and equity REITs are also subject to market risk.

Mutual Funds The Series may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Series' investment in the mutual fund will fall if the value of the underlying securities declines. The Series will bear its proportionate share of the mutual fund's fees and expenses.

  Rule 144A Securities

The Series may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. A Rule 144A security is treated as illiquid unless Capital Guardian determines, under guidelines established by the Fund's trustees, that it is liquid.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and




Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Capital Guardian may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Capital Guardian cannot assure that these techniques will be effective.

  Emerging Markets

U.S. Equity may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Series may seek to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency rates.

Investment Performance Record

Since U.S. Equity commenced operations on May 1, 2002, the date of this prospectus, the Series does not yet have a full calendar year of investment performance.

Portfolio Management

Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which is a wholly-owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968. As of December 31, 2001, Capital Guardian managed approximately $120 billion in assets. Capital Guardian is located at 333 South Hope Street, Los Angeles, California 90071.

Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

is individually managed with the portfolio manager free to decide on company and industry selections as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers of each segment of the portfolio, other than that managed by the group of research analysts, are as follows:

Michael Erickson is a Senior Vice President and portfolio manager for Capital Guardian and a Senior Vice President and Director for Capital International Limited. He joined the Capital Guardian organization in 1987.

David Fisher is Chairman of the Board of Capital Group International, Inc. and Capital Guardian. He joined the Capital Guardian organization in 1969.

Theodore Samuels is a Senior Vice President and a Director for Capital Guardian, as well as a Director of Capital International Research, Inc. He joined the Capital Guardian organization in 1981.

Eugene Stein is an Executive Vice President, a Director and Chairman of Capital Guardian, as well as Chairman of Capital Guardian's Investment Committee. He joined the Capital Guardian organization in 1972.

Terry Berkemeier is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility in Capital Guardian Trust Company and research responsibilities for the global metals and mining industries. He joined the Capital Guardian organization in 1992.

Alan J. Wilson is a Vice President of Capital International Research, Inc. and has research responsibilities covering U.S. oil services and household products. He joined the Capital Guardian organization in 1991.

Karen Miller is a Senior Vice President and Director of Capital International Research, Inc. She joined the Capital Guardian organization in 1990.

U.S. Equity pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Series' average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion.

                          MFS Investors Trust Series

Investment Objective

The investment objective of the MFS Investors Trust Series (formerly, MFS Investors Series) ("Investors Trust") is long-term growth of capital with a secondary objective to seek reasonable current income.

Principal Investment Strategies

Massachusetts Financial Services Company ("MFS"), subadviser to the Series, ordinarily invests at least 65% of the net assets of Investors Trust in equity securities, including preferred stocks and fixed-income securities convertible into equity securities. Although the Series may invest in companies of any size, the Series focuses on companies with large market capitalizations (greater than $5 billion) that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Series will also seek to generate gross income equal to approximately 90% of the dividend yield on the S&P 500 Index. MFS may also invest up to 20% of the net assets of Investors Trust in foreign securities, including American Depositary Receipts ("ADRs"), through which it may have exposure to foreign currencies. The Series may also invest in fixed-income securities.

  Stock Selection

MFS uses a bottom-up, as opposed to a top-down, investment style in managing Investors Trust. This means that MFS selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager and MFS' large group of equity research analysts.

Principal Investment Risks

Investing in Investors Trust involves risks. Investors Trust may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Investors Trust include:

   . A general decline in U.S. or foreign stock markets or fixed-income security markets.

   . Poor performance of individual equity securities held by Investors Trust or of large capitalization stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of fixed-income securities held by Investors Trust, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  Rule 144A Securities

The Series may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. A Rule 144A security is treated as illiquid unless MFS determines, under guidelines established by the Fund's trustees, that it is liquid.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.





Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

  Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency rates and interest rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency rates or interest rates. The Series may also purchase futures contracts to maintain exposure to the broad equity markets or fixed income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, Investors Trust could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, Investors Trust might not be able to close out futures transactions without incurring substantial losses.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Investors Trust for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Investors Trust to the returns of a relevant broad-based securities market index and to the returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of the returns of Investors Trust. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay.

                                    [CHART]


 2000    2001
------  -------
(0.2)%  (15.9)%

During the period shown above, the highest quarterly return was 10.94% for the fourth quarter of 1999, and the lowest quarterly return was -13.05% for the third quarter of 2001. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                             Life of the Series
                                             Past One Year    (April 30, 1999)
                                             ------------- -----------------------
Class A.....................................    -15.92%               -5.40%
Class B*....................................        N/A                 N/A
Class E**...................................    -16.07%               -5.55%
S&P 500 Index...............................    -11.88%               -4.31%
Lipper Variable Products Large-Cap Core Fund               Data only available for
  Average...................................    -13.03%    full one-year periods

--------
* Class B shares of Investors Trust are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Portfolio Management

As of December 31, 2001, MFS managed approximately $137.2 billion in assets. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

Investors Trust is managed by a team of portfolio managers.

Investors Trust pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Series' average daily net assets. For the year ended December 31, 2001, Investors Trust paid MetLife Advisers an investment advisory fee at the same rate.

                       Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Series pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Series and MetLife Advisers pays each subadviser's fees. MetLife Advisers is responsible for overseeing the subadvisers and for hiring and replacing subadvisers, subject to approval by the Board of Trustees of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund.

Adviser/Subadviser Relationship

The Fund has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Trustees must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits the Fund to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Trustees. The Fund will notify shareholders of any subadviser changes and any other event of which notification is required under the order.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted a Distribution and Services Plan under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B shares and Class E shares (the "12b-1 Plan"). The Fund has entered into a Distribution Agreement with New England Securities Corporation as distributor (the "Distributor"). Under the Distribution Agreement, the Class B shares and Class E shares of the Fund each pay a service fee, accrued daily and paid monthly. The Distributor uses the service fees to compensate certain other parties for providing personal and account maintenance services relating to the Class B shares and Class E shares of a Series. These other parties may include the insurance companies (or their affiliates) that have established the Separate Accounts and other broker-dealers and financial intermediaries. The Distribution Agreement provides for an annual service fee equal to 0.25% of the average daily net assets of the Class B shares of each Series and an annual service fee equal to 0.15% of the average daily net assets of the Class E shares of each Series. These fees will increase the cost of investing over time. Under the 12b-1 Plan, the Trustees are authorized, without a shareholder vote, to increase the service fee payable by any class of a Series to 0.25%, and to implement a separate distribution fee for any class of a Series of up to 0.25% of the average daily net assets of such class.

Share Valuation and Pricing

  Net Asset Value

Each Series determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or the Qualified Plan. The net asset value per share for each Series is calculated by dividing the Series' net assets by its number of outstanding shares.

  Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by a Series are valued at amortized cost. Other portfolio securities of each Series normally are valued at market value. If no current market value is readily available for a portfolio security, the Fund's Board of Trustees is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to MetLife Advisers or the subadvisers of the Series.

Dividends and Capital Gain Distributions

Currently, each Series annually pays as dividends substantially all net investment income (including any short-term capital gains). Each Series also annually distribute all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Series may pay dividends from net investment income more or less often if the Fund's Board of Trustees deems it appropriate and if such change would not cause such Series to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Series to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Series must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Series so elects) of such year.

Dividends and distributions of each Series are automatically reinvested in additional shares of that Series.

Taxes

Each Series is a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code. So long as a Series distributes all of its net investment income and net capital gains to its shareholders, the Series itself does not pay any federal income tax. Although each Series intends to operate so that it will have no federal income tax liability on income and gains it distributes to the separate accounts, if any such liability is incurred, the investment performance of such Series will be adversely affected. In addition, Series investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Series. In addition, a Series' investment in foreign securities or foreign currencies may increase or accelerate such Series' recognition of ordinary income and may affect the timing or amount of the Series' distributions.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Series in which such accounts invest, must meet certain diversification requirements. Each Series intends to comply with these requirements. If a Series does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

A Series' investments in certain debt obligations may cause the Series to recognize taxable income in excess of the cash generated by such obligations. Thus, the Series could be required at times to liquidate other investments in order to satisfy its distribution requirements.

                             Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2001) of each Series for the past 5 years (or the life of the Series and class, for those Series and classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class and Series. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report for 2001, along with the Fund's financial statements, are included in the annual report which is available upon request. Since U.S. Equity commenced operations on May 1, 2002, financial highlights for that Series are not yet available.

                          MFS Investors Trust Series

                                                                                    Class A                  Class E
                                                                      -------------------------------     --------------
                                                                         Year Ended     April 30, 1999(a) May 1, 2001(a)
                                                                        December 31,         through         through
                                                                      ----------------    December 31,     December 31,
                                                                       2001     2000          1999             2001
                                                                      -------  -------  ----------------- --------------
Net Asset Value, Beginning of Period................................. $ 10.23  $ 10.26       $10.00           $ 9.56
                                                                      -------  -------       ------           ------
Income From Investment Operations
Net Investment Income................................................    0.05     0.04         0.02             0.01
Net Realized and Unrealized Gain (Loss) on Investments...............   (1.67)   (0.06)        0.26            (1.00)
                                                                      -------  -------       ------           ------
    Total From Investment Operations.................................   (1.62)   (0.02)        0.28            (0.99)
                                                                      -------  -------       ------           ------
Less Distributions
Distributions From Net Investment Income.............................   (0.04)   (0.01)       (0.02)            0.00
                                                                      -------  -------       ------           ------
    Total Distributions..............................................   (0.04)   (0.01)       (0.02)            0.00
                                                                      -------  -------       ------           ------
Net Asset Value, End of Period....................................... $  8.57  $ 10.23       $10.26           $ 8.57
                                                                      =======  =======       ======           ======
Total Return (%).....................................................   (15.9)    (0.2)         2.9 (b)        (10.4)(b)
Ratio of Operating Expenses to Average Net Assets (%)................    0.90     0.90         0.90 (c)         1.05 (c)
Ratio of Net Investment Income to Average Net Assets (%).............    0.58     0.51         0.45 (c)         0.26 (c)
Portfolio Turnover Rate (%)..........................................      86       68           60 (c)           86
Net Assets, End of Period (000)...................................... $24,506  $18,422       $6,841           $  730
The Ratios of Operating Expenses to Average Net Assets without giving
 effect to the voluntary expense agreement would have been (%).......    1.37     1.57         2.03 (c)         1.52 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                            NEW ENGLAND ZENITH FUND
               501 Boylston Street, Boston, Massachusetts 02116
                                (800) 356-5015

Statement of Additional Information (SAI)

The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund's annual and semi-annual reports to shareholders contain additional information about each Series. The Fund's annual report discusses the market conditions and investment strategies that significantly affected each Series' performance during its last fiscal year. The financial statements in the Fund's most recent annual report to shareholders are incorporated by reference into this prospectus.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Series, or make shareholder inquiries by calling toll free
(800) 356-5015.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

New England Zenith Fund's Investment Company Act file number is 811-3728.

                            NEW ENGLAND ZENITH FUND

                                    Class A
                                    Class B
                                    Class E

                          DAVIS VENTURE VALUE SERIES

                      HARRIS OAKMARK FOCUSED VALUE SERIES
                (formerly, Harris Oakmark Mid Cap Value Series)

                            JENNISON GROWTH SERIES

This prospectus is designed to help you decide whether to invest in the Fund and which Series best match your investment objectives. The prospectus is divided into three Sections:

   I   A brief overview of the structure of the Fund and the Series.

   II Information about each Series, including investment objectives, investment strategies and risks.

   III Other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                  MAY 1, 2002

                               TABLE OF CONTENTS

Section I--Overview of New England Zenith Fund.......................  3
Section II--Information about each Series............................  5
Section III--Other Information about the Fund........................ 19
Financial Highlights................................................. 22

                         Information about each Series
                         -----------------------------
Davis Venture Value Series...........................................  6
Harris Oakmark Focused Value Series.................................. 10
Jennison Growth Series............................................... 16

                Section I--Overview of New England Zenith Fund

Organization

The Fund is a mutual fund, consisting of seventeen separate investment portfolios, which offers Class A, Class B and Class E shares. Three of these portfolios (the "Series") are offered through this prospectus. MetLife Advisers, LLC ("MetLife Advisers") is the investment adviser to all the Series. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for the Series. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Trustees of the Fund relating to hiring and replacing subadvisers.

Each Series other than the Harris Oakmark Focused Value Series is a "diversified" fund. As a "non-diversified" fund, the Harris Oakmark Focused Value Series may hold fewer securities than the other Series. If the stocks held by this Series perform poorly, the Series could incur greater losses than if it had invested in a greater number of stocks.

Investors

Fund shares are offered only to separate accounts established by New England Life Insurance Company ("New England Financial"), Metropolitan Life Insurance Company ("Metropolitan Life"), MetLife Investors USA Insurance Company ("MetLife Investors"), General American Life Insurance Company ("General American") or other insurance companies affiliated with any of these insurance companies (the "Separate Accounts") and to certain eligible qualified retirement plans ("Qualified Plans"). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The Fund will offer shares directly to Qualified Plans through a separate prospectus. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts, or Qualified Plans that an investor in the Fund may pay under insurance or annuity contracts.

Types of Investments

Each Series invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income.

  Equity Securities

Equity securities include common stocks, preferred stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the "issuer" of the stock. Stocks often pay a dividend.

Investment advisers often characterize stocks as "growth stocks" or "value stocks." Generally, an investment adviser considers a stock to be a growth stock if it expects the company's earnings to grow more



A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.



A dividend is a payment made by a company to a shareholder that typically is based on the company's performance. A dividend may be paid as cash or additional securities.

rapidly than earnings of other companies. An investment adviser using a "growth" style of investing will be more likely than an adviser using a "value" style to buy a stock which is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as it would have otherwise, if the market does not agree with the subadviser's view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or "total return," of the Series that invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Each type of stock, such as stocks in different market capitalization categories, including "small cap," "mid cap," and "large cap," and in different investment style categories, such as value or growth, tend to go through cycles of performing better or worse than the stock market in general. These periods in the past have lasted for as long as several years.

  Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the maturity date, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Series invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or "yields." Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.




The maturity date is the date on which a fixed-income security "matures." This is the date on which the borrower must pay back the borrowed amount, which is known as the principal.

                   Section II--Information about each Series

This Section discusses the principal investment strategies and risks of investing in each Series. However, each Series may invest in securities and engage in certain investment practices not discussed below. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the back cover of the Prospectus to receive a free copy of the SAI.

Investment Objectives

The investment objective of each Series may be changed without shareholder approval.

Temporary Defensive Positions

Each Series intends normally to remain fully invested in its respective type of investments. However, for temporary defensive purposes in response to market, economic, political or other conditions, each Series reserves the right to hold all or a substantial portion of its assets in cash or fixed-income investments. The types of securities in which a Series may invest include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. No estimate can be made as to when or for how long a Series may employ a defensive strategy. Although a defensive strategy may help insulate a Series from a downturn in securities markets, it could prevent the Series from capturing the gains it would otherwise achieve if the Series did not employ a defensive strategy. The use of a defensive strategy may prevent a Series from achieving its investment objective.

Portfolio Turnover

Each Series may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Series may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

Investment Percentage Requirements and Capitalization

Several of the Series have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types of investments or to certain ranges of market capitalization. These percentage requirements and capitalization ranges apply at the time an investment is made. A change in the value of an investment after it is acquired does not create a violation of these policies or ranges.


Repurchase agreements are agreements under which a Series purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Series at a later date. Repurchase agreements allow a Series to earn a return on available cash at relatively low credit risk.

                          Davis Venture Value Series

Investment Objective

The investment objective of the Davis Venture Value Series ("Venture Value") is growth of capital.

Principal Investment Strategies

Davis Selected Advisers, L.P. ("Davis Selected"), subadviser to the Series, invests, under normal circumstances, the majority of Venture Value's assets primarily in equity securities of companies with market capitalizations of at least $10 billion. Davis Selected searches for companies that it believes are of high quality and whose stocks are selling at attractive prices with the intention of holding them for the long term. Davis Selected believes that managing risk is the key to delivering superior long-term investment results; therefore, it considers how much could potentially be lost on an investment before considering how much might be gained.

  Stock Selection

Davis Selected has developed a list of ten characteristics that it believes allow companies to sustain long-term growth and minimize risks to enhance their potential for superior long-term returns. Although few companies exhibit all ten characteristics, Davis Selected searches for companies that possess:

   . Excellent management.

   . Managers who own stock in their own company.

   . Strong returns on investments of an issuer's capital.

   . A lean expense structure.

   . A dominant or growing market share in a growing market.

   . A proven record as an acquirer.

   . A strong balance sheet.

   . Products or services that are not likely to become obsolete.

   . Successful international operations.

   . Innovation in all aspects of operations.

Davis Selected does not have particular allocation strategies, and emphasizes individual stock selection rather than industry sectors. Davis Selected relies heavily on its evaluation of the management of potential investments, and will ordinarily visit the managers at their place of business to gain insight into the relative value of different companies.

Principal Investment Risks

Investing in Venture Value involves risks. Venture Value may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Venture Value include:

   . A general decline in the U.S. stock market.

   . Poor performance of individual stocks held by Venture Value, of large capitalization stocks, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Venture Value for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Venture Value to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Venture Value's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay.

                                    [CHART]


1995   1996   1997   1998   1999   2000   2001
-----  -----  -----  -----  -----  ----  -------
39.3%  25.8%  33.5%  14.4%  17.5%  9.5%  (11.1)%

During the period shown above, the highest quarterly return was 21.20% for the fourth quarter of 1998, and the lowest quarterly return was -14.47% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

                       Average Annual Total Returns for
                          Periods Ending December 31

                                                Past       Past      Life of the Series
                                              One Year  Five Years   (October 31, 1994)
                                              --------- ---------- -----------------------
Class A......................................   -11.13%    11.80%                   16.32%
Class B*.....................................       N/A       N/A                      N/A
Class E**....................................   -11.28%    11.65%                   16.17%
S&P 500 Index................................   -11.88%    10.70%                   15.15%
Lipper Variable Products Large-Cap Value Fund                      Data only available for
  Average....................................    -5.98%     8.94%  full one-year periods

--------
* Class B shares of Venture Value are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Portfolio Management

As of December 31, 2001, Davis Selected, together with its affiliated institutional asset management companies, managed approximately $41.8 billion in assets. Davis Selected's address is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Davis Selected may delegate to Davis Selected Advisers-NY, Inc. any of its responsibilities related to Venture Value. Davis Selected Advisers-NY, Inc. is a wholly-owned subsidiary of Davis Selected and is located at 609 Fifth Avenue, New York, New York 10017.

Christopher C. Davis and Kenneth C. Feinberg are the co-portfolio managers of Venture Value. Christopher Davis has been the portfolio manager for Venture Value and other equity funds managed by Davis Selected since February 1997. Christopher Davis was co-portfolio manager of Venture Value with Shelby M.C. Davis from October 1995 until February 1997. Prior to co-managing Venture Value's portfolio, Christopher Davis worked as Shelby Davis' assistant portfolio manager and research analyst. Mr. Feinberg has co-managed other equity funds for Davis Selected since May 1998 and became co-portfolio manager of Venture Value in April 1999. Mr. Feinberg was a research analyst at Davis Selected from December 1994 until May 1998, and before that he was an Assistant Vice President of Investor Relations for Continental Corp.

As Senior Research Adviser, Shelby Davis provides investment themes and strategies to, and helps select individual stocks for, Venture Value.

Venture Value pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Series' average daily net assets and 0.70% for amounts over $1 billion. For the year ended December 31, 2001, Venture Value paid MetLife Advisers 0.75% of the Series' average daily net assets in investment advisory fees.

                      Harris Oakmark Focused Value Series

Investment Objective

The investment objective of the Harris Oakmark Focused Value Series ("Focused Value") is long-term capital appreciation.

Principal Investment Strategies

Harris Associates L.P. ("Harris"), subadviser to the Series, invests Focused Value's assets, under normal circumstances, primarily in common stocks of U.S. companies. Focused Value is a "non-diversified fund," which means that it may hold at any one time securities of fewer issuers compared to a "diversified fund." Focused Value could own as few as 12 securities, but generally will have 15 to 20 securities in its portfolio. Harris will normally invest at least 65% of Focused Value's total assets in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies considered to be midcap stocks by Morningstar, Inc. As of December 31, 2001, this capitalization range was $1.4 billion to $8.6 billion. This capitalization range will change over time due to changes in the value of U.S. stocks. Harris may invest up to 25% of Focused Value's total assets in fixed-income securities, including investment grade securities and high yield debt.

Harris uses a value investment style in selecting equity securities for Focused Value. Harris believes that, over time, a company's stock price converges with its true business value. By "true business value," Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that by investing in equity securities priced significantly below what Harris believes is the true business value presents the best opportunity to achieve Focused Value's investment objective.

Harris' value strategy also emphasizes investing for the long-term, which means that Focused Value will generally own the stock of companies in which it invests for at least two to three years, although Harris may use short-term trading strategies as well.

  Stock Selection

Harris uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have these attributes:

   . Free cash flows and intelligent investment of excess cash.

   . Earnings that are growing and reasonably predictable.

   . High level of manager ownership.





Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

Harris focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those companies that meet the criteria described above, Harris uses in-house research to analyze each company. As part of this selection process, its analysts typically visit companies and talk to various industry sources.

The chief consideration in the selection of stocks is the size of the discount of a company's stock price compared to Harris' view of the company's true business value. Once Harris determines that a stock is selling at a significant discount (typically 60%) to Harris' view of its estimated worth, and the company has certain of the additional qualities mentioned above, Harris generally will consider buying that stock. Harris usually sells when the company's stock price approaches 90% of Harris' view of its estimated worth. This process allows Harris to set specific "buy" and "sell" targets for each stock held by Focused Value. Harris also monitors Focused Value's holdings, and, if warranted, adjusts a stock's price target to reflect changes in a company's characteristics.

Principal Investment Risks

Investing in Focused Value involves risks. Focused Value may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Focused Value include:

   . A general decline in the U.S. stock markets or fixed-income securities markets.

   . Poor performance of individual stocks held by Focused Value, of midcap stocks, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of fixed-income securities held by Focused Value, which may be due to interest rate risk or credit risk.

   . The risks associated with a "non-diversified" fund. If the stocks in which Focused Value invests perform poorly, the Series could incur greater losses than if it had invested in a larger number of stocks.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Non-Diversification. Investing in a limited number of stocks may increase the volatility of Focused Value's investment performance as compared to funds that invest in a larger number of stocks. If the stocks in which Focused Value invests perform poorly, Focused Value could incur greater losses than if it had invested in a larger number of stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of higher interest rate. This additional payment is a premium.


Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Focused Value for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Focused Value to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Focused Value's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay. On May 1, 2000, Harris succeeded Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co., as subadviser to Focused Value. On May 1, 1998, GSAM succeeded Loomis, Sayles & Company, L.P. ("Loomis Sayles") as subadviser to Focused Value. The performance information set forth below relates to the life of the Series and, therefore, reflects the management of GSAM, Loomis Sayles and Harris.
                                    [CHART]


1994        (0.3)
1995        30.4
1996        17.6
1997        17.4
1998        (5.5)
1999         0.3
2000        20.5
2001        27.8

During the period shown above, the highest quarterly return was 20.42% for the second quarter of 1999, and the lowest quarterly return was -19.83% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                   Life of the Series
                                   Past One Year Past Five Years    (April 30, 1993)
                                   ------------- --------------- -----------------------
Class A...........................     27.76%        11.36%              13.52%
Class B*..........................     27.51%        11.11%              13.27%
Class E*..........................     27.61%        11.21%              13.37%
Russell Midcap Index..............     -5.62%        11.40%              13.48%
S&P 500 Index.....................    -11.88%        10.70%              13.85%
Lipper Variable Products Multi-Cap                               Data only available for
  Value Fund Average..............     -0.22%         9.98%      full one-year periods

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares and the 0.15% 12b-1 fee of the Class E shares.-

Past Performance of a Similarly Managed Fund

The total returns shown below are based on performance data furnished by Harris for Class I shares of The Oakmark Select Fund, a mutual fund which has the same investment objective as that of Focused Value and which has been managed using investment policies and strategies substantially similar, though not necessarily identical, to those of Focused Value. The Oakmark Select Fund is managed by William C. Nygren, and Focused Value is managed by William C. Nygren, Henry Berghoef and Floyd J. Bellman. The following information does not represent Focused Value's performance and should not be considered a prediction of future performance of Focused Value. Focused Value's performance may be higher or lower than the performance of The Oakmark Select Fund shown below. The performance of The Oakmark Select Fund shown below does not reflect any of the additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans for which Focused Value serves as an investment vehicle. These charges have the effect of lowering the performance of a variable insurance product.

                                        The Oakmark Select   Russell
                                          Fund--Class I    Midcap Index
                                        ------------------ ------------
        Total Return for the Year Ended
          December 31, 2001............       26.06%          -5.62%
        Average Annual Total Return
          For the Past Five Years Ended
          December 31, 2001............       26.75%          11.40%
        Average Annual Total Return
          From Inception of The
          Oakmark Select Fund
          (November 1, 1996) to
          December 31, 2001............       29.06%          13.48%

The Russell Midcap Index is an unmanaged index of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index represents the largest 1000 U.S. companies.

Portfolio Management

Harris also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships. Together with a predecessor, Harris has advised and managed mutual funds since 1970. As of December 31, 2001, Harris manages approximately $20.8 billion in assets. Harris' address is Two North LaSalle Street, Chicago, Illinois 60602-3790.

William C. Nygren, CFA, Henry Berghoef, CFA and Floyd J. Bellman, CFA are Focused Value's portfolio managers. Mr. Nygren joined Harris as an analyst in 1983, and was Harris' Director of Research from September 1990 to April 1998. Previously, he was an analyst with Northwestern Mutual Life Insurance Company. Mr. Berghoef has been a senior analyst at Harris since 1994. He was an analyst at Kirr, Marbach & Co. from 1990 to 1993 and an analyst at Geico Corporation from 1985 to 1990. Mr. Bellman joined Harris in

1995 and has over 20 years of investment experience. Prior to joining Harris, he was a Vice President and Senior Portfolio Manager at Harris Trust and Savings Bank.

Focused Value pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Series' average daily net assets. For the year ended December 31, 2001, Focused Value paid MetLife Advisers an investment advisory fee at the same rate.

                            Jennison Growth Series

Investment Objective

The investment objective of the Jennison Growth Series ("Jennison Growth") is long-term growth of capital.

Principal Investment Strategies

Jennison Associates LLC ("Jennison"), subadviser to the Series, will normally invest at least 65% of the Series' assets in equity and equity-related securities of U.S. companies that exceed $1 billion in market capitalization and that Jennison believes have strong capital appreciation potential. These companies are generally considered to be in the medium-to-large capitalization range. The Series may invest in common stocks, preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. The Series may also invest in warrants and similar rights that can be exercised for equity securities. The Series may invest up to 20% of its assets in money market instruments, U.S. government securities and derivatives. The Series may invest up to 20% of its total assets in foreign securities. The 20% limitation on foreign securities does not include American Depositary Receipts ("ADRs") and other similar securities trading on U.S. exchanges or markets, through which the Series may also have exposure to foreign currencies.

  Stock Selection

Jennison follows a highly disciplined investment selection and management process of identifying companies that show superior absolute and relative earnings growth and also are attractively valued. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the Series invests have historically been more volatile than the S&P 500 Index. Also, companies that have an earnings growth rate higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the Series is not likely to receive significant dividend income on its portfolio securities.

Jennison Growth's portfolio managers invest in medium-to-large companies experiencing some or all of the following: above-average revenue and earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development and productive new product flow, and financial strength. Such companies generally trade at high prices relative to their current earnings. The Series will consider selling or reducing a stock position when, in the opinion of Jennison, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement.

Principal Investment Risks

Investing in Jennison Growth involves risks. Jennison Growth may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Jennison Growth include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by Jennison Growth, or of growth stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of medium capitalization companies involve potentially greater risks and higher volatility than those of larger companies. Medium capitalization stocks do not always have as much growth potential as smaller capitalization stocks.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Jennison may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Jennison cannot assure that these techniques will be effective.

  Forward Contracts and Futures Contracts

The Series may seek to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency rates.

Investment Performance Record

Since Jennison Growth commenced operations on May 1, 2002, the date of this prospectus, the Series does not yet have a full calendar year of investment performance.

Portfolio Management

As of December 31, 2001, Jennison had approximately $62.3 billion in assets under management for institutional, mutual fund and managed account clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

Spiros "Sig" Segalas, Kathleen McCarragher and Michael Del Balso are the portfolio managers of Jennison Growth. Mr. Segalas is a founding member, a Director, President and the Chief Investment Officer of Jennison. He has been in the investment business for over 41 years. Kathleen McCarragher, Director and Executive Vice President of Jennison, is also Jennison's Domestic Equity Investment Specialist. Ms. McCarragher has been in the investment business since 1982. Prior to joining Jennison in 1998, Ms. McCarragher spent six years with Weiss, Peck & Greer where she was a managing director and the Director of Large Cap Growth Equities. Michael Del Balso, Director and Executive Vice President of Jennison, is also Jennison's Director of Equity Research. Mr. Del Balso has been in the investment business since 1968. He joined Jennison in 1972 after four years with White, Weld & Company, where he was a Vice President.

Jennison Growth pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Series' average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date or an obligation to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

                 Section III--Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Series pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Series and MetLife Advisers pays each subadviser's fees. MetLife Advisers is responsible for overseeing the subadvisers and for hiring and replacing subadvisers, subject to approval by the Board of Trustees of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund.

Adviser/Subadviser Relationship

The Fund has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Trustees must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits the Fund to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Trustees. The Fund will notify shareholders of any subadviser changes and any other event of which notification is required under the order.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted a Distribution and Services Plan under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B shares and Class E shares (the "12b-1 Plan"). The Fund has entered into a Distribution Agreement with New England Securities Corporation as distributor (the "Distributor"). Under the Distribution Agreement, the Class B shares and Class E shares of the Fund each pay a service fee, accrued daily and paid monthly. The Distributor uses the service fees to compensate certain other parties for providing personal and account maintenance services relating to the Class B shares and Class E shares of a Series. These other parties may include the insurance companies (or their affiliates) that have established the Separate Accounts and other broker-dealers and financial intermediaries. The Distribution Agreement provides for an annual service fee equal to 0.25% of the average daily net assets of the Class B shares of each Series and an annual service fee equal to 0.15% of the average daily net assets of the Class E shares of each Series. These fees will increase the cost of investing over time. Under the 12b-1 Plan, the Trustees are authorized, without a shareholder vote, to increase the service fee payable by any class of a Series to 0.25%, and to implement a separate distribution fee for any class of a Series of up to 0.25% of the average daily net assets of such class.

Share Valuation and Pricing

  Net Asset Value

Each Series determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or the Qualified Plan. The net asset value per share for each Series is calculated by dividing the Series' net assets by its number of outstanding shares.

  Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by a Series are valued at amortized cost. Other portfolio securities of each Series normally are valued at market value. If no current market value is readily available for a portfolio security, the Fund's Board of Trustees is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to MetLife Advisers or the subadvisers of the Series.

Dividends and Capital Gain Distributions

Currently, each Series annually pays as dividends substantially all net investment income (including any short-term capital gains). Each Series also annually distributes all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Series may pay dividends from net investment income more or less often if the Fund's Board of Trustees deems it appropriate and if such change would not cause such Series to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Series to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Series must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Series so elects) of such year.

Dividends and distributions of each Series are automatically reinvested in additional shares of that Series.

Taxes

Each Series is a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code. So long as a Series distributes all of its net investment income and net capital gains to its shareholders, the Series itself does not pay any federal income tax. Although each Series intends to operate so that it will have no federal income tax liability on income and gains it distributes to the separate accounts, if any such liability is incurred, the investment performance of such Series will be adversely affected. In addition, Series investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Series. In addition, a Series' investment in foreign securities or foreign currencies may increase or accelerate such Series' recognition of ordinary income and may affect the timing or amount of the Series' distributions.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Series in which such accounts invest, must meet certain diversification requirements. Each Series intends to comply with these requirements. If a Series does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

A Series' investments in certain debt obligations may cause the Series to recognize taxable income in excess of the cash generated by such obligations. Thus, the Series could be required at times to liquidate other investments in order to satisfy its distribution requirements.

                             Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2001) of each Series for the past 5 years (or the life of the Series and class, for those Series and classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class and Series. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report for 2001, along with the Fund's financial statements, are included in the annual report which is available upon request. Since Jennison Growth commenced operations on May 1, 2002, financial highlights for that Series are not yet available.

                          Davis Venture Value Series

                                                                Class A                        Class E
                                            -----------------------------------------------  ------------
                                                                                             February 20,
                                                                                               2001(a)
                                                        Year Ended December 31,                through
                                            -----------------------------------------------  December 31,
                                              2001      2000     1999      1998      1997        2001
                                            --------  -------- --------  --------  --------  ------------
Net Asset Value, Beginning of Period....... $  29.20  $  26.67 $  23.15  $  20.80  $  16.09    $ 25.29
                                            --------  -------- --------  --------  --------    -------
Income From Investment Operations
Net Investment Income......................     0.12      0.16     0.12      0.16      0.18       0.02
Net Realized and Unrealized Gain (Loss) on
 Investments...............................    (3.07)     2.37     3.93      2.84      5.20      (1.96)
                                            --------  -------- --------  --------  --------    -------
    Total From Investment Operations.......    (2.95)     2.53     4.05      3.00      5.38      (1.94)
                                            --------  -------- --------  --------  --------    -------
Less Distributions
Distributions From Net Investment Income...    (0.15)     0.00    (0.12)    (0.16)    (0.14)      0.00
Distributions From Net Realized Capital
 Gains.....................................    (2.71)     0.00    (0.32)    (0.49)    (0.53)      0.00
Distributions in Excess of Net Realized
 Capital Gains.............................     0.00      0.00    (0.09)     0.00      0.00       0.00
                                            --------  -------- --------  --------  --------    -------
    Total Distributions....................    (2.86)     0.00    (0.53)    (0.65)    (0.67)      0.00
                                            --------  -------- --------  --------  --------    -------
Net Asset Value, End of Period............. $  23.39  $  29.20 $  26.67  $  23.15  $  20.80    $ 23.35
                                            ========  ======== ========  ========  ========    =======
Total Return (%)...........................    (11.1)      9.5     17.5      14.4      33.5       (7.7)(b)
Ratio of Operating Expenses to Average Net
 Assets Before Expense Reductions (%)......     0.83      0.79     0.81      0.83      0.90       0.98 (c)
Ratio of Operating Expenses to Average Net
 Assets After Expense Reductions (%) (d)...     0.82      0.79       --        --        --       0.97 (c)
Ratio of Net Investment Income to Average
 Net Assets (%)............................     0.55      0.62     0.55      0.82      0.94       0.47 (c)
Portfolio Turnover Rate (%)................       21        25       22        25        17         21
Net Assets, End of Period (000)............ $878,630  $925,265 $655,599  $440,351  $280,448    $42,132
The Ratios of Operating Expenses to Average
 Net Assets without giving effect to the
 voluntary expense agreement would have
 been (%)..................................       --        --       --        --      0.90         --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                      Harris Oakmark Focused Value Series

                                                      Class A                        Class B       Class E
                                  -----------------------------------------------  ------------  ------------
                                              Year Ended December 31,              February 20,     May 1,
                                  -----------------------------------------------    2001(a)       2001(a)
                                                                                     through       through
                                                                                   December 31,  December 31,
                                    2001      2000     1999      1998      1997        2001          2001
                                  --------  -------- --------  --------  --------  ------------  ------------
Net Asset Value, Beginning of
 Period.......................... $ 146.67  $ 121.71 $ 122.85  $ 170.59  $ 157.88    $159.20       $164.26
                                  --------  -------- --------  --------  --------    -------       -------
Income From Investment
 Operations
Net Investment Income............     0.42      1.15     1.36      1.09      0.00       0.01          0.02
Net Realized and Unrealized Gain
 (Loss) on Investments...........    40.09     23.81    (0.97)   (11.41)    27.12      25.04         20.89
                                  --------  -------- --------  --------  --------    -------       -------
    Total From Investment
     Operations..................    40.51     24.96     0.39    (10.32)    27.12      25.05         20.91
                                  --------  -------- --------  --------  --------    -------       -------
Less Distributions
Distributions From Net
 Investment Income...............    (1.06)     0.00    (1.36)    (1.09)     0.00       0.00          0.00
Distributions in Excess of Net
 Investment Income...............     0.00      0.00    (0.17)     0.00      0.00       0.00          0.00
Distributions From Net Realized
 Capital Gains...................     0.00      0.00     0.00    (36.08)   (14.41)      0.00          0.00
Distributions in Excess of Net
 Realized Capital Gains..........     0.00      0.00     0.00     (0.25)     0.00       0.00          0.00
                                  --------  -------- --------  --------  --------    -------       -------
    Total Distributions..........    (1.06)     0.00    (1.53)   (37.42)   (14.41)      0.00          0.00
                                  --------  -------- --------  --------  --------    -------       -------
Net Asset Value, End of Period... $ 186.12  $ 146.67 $ 121.71  $ 122.85  $ 170.59    $184.25       $185.17
                                  ========  ======== ========  ========  ========    =======       =======
Total Return (%).................     27.8      20.5      0.3      (5.5)     17.4       15.7 (b)      12.7 (b)
Ratio of Operating Expenses to
 Average Net Assets Before
 Expense Reductions (%)..........     0.87      0.90     0.88      0.88      0.85       1.12 (c)      1.02 (c)
Ratio of Operating Expenses to
 Average Net Assets After
 Expense Reductions (%) (d)......     0.84        --       --        --        --       1.09 (c)      0.99 (c)
Ratio of Net Investment Income to
 Average Net Assets (%)..........     0.43      0.98     1.08      0.66     (0.16)      0.02 (c)      0.09 (c)
Portfolio Turnover Rate (%)......       28       143      119       171        49         28            28
Net Assets, End of Period (000).. $370,959  $139,518 $109,280  $112,997  $114,617    $24,082       $10,416
The Ratios of Operating Expenses
 to Average Net Assets without
 giving effect to the voluntary
 expense agreement would have
 been (%)........................       --      0.96       --      0.90      0.86         --            --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                            NEW ENGLAND ZENITH FUND
               501 Boylston Street, Boston, Massachusetts 02116
                                (800) 356-5015

Statement of Additional Information (SAI)

The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund's annual and semi-annual reports to shareholders contain additional information about each Series. The Fund's annual report discusses the market conditions and investment strategies that significantly affected each Series' performance during its last fiscal year. The financial statements in the Fund's most recent annual report to shareholders are incorporated by reference into this prospectus.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Series, or make shareholder inquiries by calling toll free
(800) 356-5015.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

New England Zenith Fund's Investment Company Act file number is 811-3728.

                            NEW ENGLAND ZENITH FUND

                                    Class A
                                    Class B
                                    Class E

 FIXED-INCOME SERIES                     EQUITY SERIES

 Salomon Brothers Strategic Bond         Alger Equity Growth Series
   Opportunities Series                  Davis Venture Value Series
 Salomon Brothers U.S. Government Series FI Structured Equity Series (formerly
                                           Westpeak Growth and Income Series)
 EQUITY AND FIXED-INCOME SERIES          Harris Oakmark Focused Value Series
                                           (formerly, Harris Oakmark Mid Cap
 Balanced Series                           Value Series)
                                         Loomis Sayles Small Cap Series

This prospectus is designed to help you decide whether to invest in the Fund and which Series best match your investment objectives. The prospectus is divided into three Sections:

   I   A brief overview of the structure of the Fund and the Series.

   II Information about each Series, including investment objectives, investment strategies and risks.

   III Other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                  MAY 1, 2002

                               TABLE OF CONTENTS

Section I--Overview of New England Zenith Fund.......................  3
Section II--Information about each Series............................  5
Section III--Other Information about the Fund........................ 45
Financial Highlights................................................. 48

                         Information about each Series
                         -----------------------------
Salomon Brothers Strategic Bond Opportunities Series.................  6
Salomon Brothers U.S. Government Series.............................. 11
Balanced Series...................................................... 15
Alger Equity Growth Series........................................... 22
Davis Venture Value Series........................................... 24
FI Structured Equity Series.......................................... 28
Harris- Oakmark Focused Value Series................................. 33
Loomis Sayles Small Cap Series....................................... 39

                Section I--Overview of New England Zenith Fund

Organization

The Fund is a mutual fund, consisting of seventeen investment portfolios, which offers Class A, Class B and Class E shares. Eight of these portfolios (the "Series") are offered through this prospectus. MetLife Advisers, LLC ("MetLife Advisers") is the investment adviser to all the Series. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for the Series. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Trustees of the Fund relating to hiring and replacing subadvisers.

Each Series other than the Harris Oakmark Focused Value Series is a "diversified" fund. As a "non-diversified" fund, the Harris Oakmark Focused Value Series may hold fewer securities than the other Series. If the stocks held by this Series perform poorly, the Series could incur greater losses than if it had invested in a greater number of stocks.

Investors

Fund shares are offered only to separate accounts established by New England Life Insurance Company ("New England Financial"), Metropolitan Life Insurance Company ("Metropolitan Life"), MetLife Investors USA Insurance Company ("MetLife Investors"), General American Life Insurance Company ("General American") or other insurance companies affiliated with any of these insurance companies (the "Separate Accounts") and to certain eligible qualified retirement plans ("Qualified Plans"). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The Fund will offer shares directly to Qualified Plans through a separate prospectus. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts, or Qualified Plans that an investor in the Fund may pay under insurance or annuity contracts.

Types of Investments

Each Series invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income.

  Equity Securities

Equity securities include common stocks, preferred stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the "issuer" of the stock. Stocks often pay a dividend.

Investment advisers often characterize stocks as "growth stocks" or "value stocks." Generally, an investment adviser considers a stock to be a growth stock if it expects the company's earnings to grow more



A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.



A dividend is a payment made by a company to a shareholder that typically is based on the company's performance. A dividend may be paid as cash or additional securities.

rapidly than earnings of other companies. An investment adviser using a "growth" style of investing will be more likely than an adviser using a "value" style to buy a stock which is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as it would have otherwise, if the market does not agree with the subadviser's view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or "total return," of the Series that invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Each type of stock, such as stocks in different market capitalization categories, including "small cap," "mid cap," and "large cap," and in different investment style categories, such as value or growth, tend to go through cycles of performing better or worse than the stock market in general. These periods in the past have lasted for as long as several years.

  Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the maturity date, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Series invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or "yields." Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.




The maturity date is the date on which a fixed-income security "matures." This is the date on which the borrower must pay back the borrowed amount, which is known as the principal.

                   Section II--Information about each Series

This Section discusses the principal investment strategies and risks of investing in each Series. However, each Series may invest in securities and engage in certain investment practices not discussed below. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the back cover of the Prospectus to receive a free copy of the SAI.

Investment Objectives

The investment objective of each Series may be changed without shareholder approval.

Temporary Defensive Positions

Each Series intends normally to remain fully invested in its respective type of investments. However, for temporary defensive purposes in response to market, economic, political or other conditions, each Series reserves the right to hold all or a substantial portion of its assets in cash or fixed-income investments. The types of securities in which a Series may invest include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. The FI Structured Equity Series may also invest without limitation in preferred stocks and investment grade debt instruments for temporary defensive purposes. No estimate can be made as to when or for how long a Series may employ a defensive strategy. Although a defensive strategy may help insulate a Series from a downturn in securities markets, it could prevent the Series from capturing the gains it would otherwise achieve if the Series did not employ a defensive strategy. The use of a defensive strategy may prevent a Series from achieving its investment objective.

Portfolio Turnover

Each Series may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Series may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

Investment Percentage Requirements and Capitalization

Several of the Series have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types of investments or to certain ranges of market capitalization. These percentage requirements and capitalization ranges apply at the time an investment is made. A change in the value of an investment after it is acquired does not create a violation of these policies or ranges.


Repurchase agreements are agreements under which a Series purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Series at a later date. Repurchase agreements allow a Series to earn a return on available cash at relatively low credit risk.

             Salomon Brothers Strategic Bond Opportunities Series

Investment Objective

The investment objective of the Salomon Brothers Strategic Bond Opportunities Series ("Strategic Bond") is a high level of total return consistent with preservation of capital.

Principal Investment Strategies

Salomon Brothers Asset Management Inc ("SBAM"), subadviser to the Series, invests, under normal circumstances, at least 80% of Strategic Bond's assets in three classes of bonds and other fixed-income securities: (1) U.S. investment grade securities (including U.S. Government obligations), (2) U.S. and foreign high yield debt, and (3) foreign government securities.

  Investment Selection

SBAM determines how to invest Strategic Bond's assets in several steps:

SBAM has an investment committee consisting of senior portfolio managers that analyzes current interest rate trends and their impact on potential economic scenarios. This committee meets every month to revise its estimate of interest rate and general market trends. Based on this analysis, Strategic Bond's portfolio managers allocate assets among the various classes of securities in which the Series invests. Once this allocation is set, SBAM focuses on specific investment opportunities within those areas.

SBAM considers many factors when selecting individual fixed-income securities, including the interest rate of the security, the interval at which the interest rate adjusts, the date of maturity of the security and the creditworthiness of the issuer. SBAM also considers Strategic Bond's likely need for liquidity, which can be influenced by redemptions (and opportunities for purchases of other securities), and the duration of the portfolio, which will generally be approximately 4.5 years.

Principal Investment Risks

Investing in Strategic Bond involves risks. Strategic Bond may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Strategic Bond include:

   . A general decline in U.S. or foreign fixed-income security markets.

   . Poor performance of the classes of fixed-income securities held by Strategic Bond.




Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as ''investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Series' duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

   . Poor performance of individual fixed-income securities held by Strategic
     Bond, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage Dollar Roll Transactions. The Series may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Series sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Series earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser's ability to forecast mortgage prepayment patterns on different mortgage pools.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those




Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.
Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. SBAM may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, SBAM cannot assure that these techniques will be effective.

  Emerging Markets

Strategic Bond may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Series may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad fixed-income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Series could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Series might not be able to close out futures transactions without incurring substantial losses.

  High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.




A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date or an obligation to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.



Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

  High Yield, High Risk Foreign Securities

SBAM may invest up to 100% of Strategic Bond's total assets in high yield, high risk foreign securities. High yield, high risk foreign securities are typically issued by issuers in emerging market countries, and will therefore be subject to emerging market risks in addition to risks of foreign securities described above. Other risks may include high interest rates and under collateralization.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Strategic Bond for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Strategic Bond to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Strategic Bond's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay.

                                    [CHART]


1995   1996   1997   1998  1999  2000  2001
-----  -----  -----  ----  ----  ----  ----
19.4%  14.4%  11.1%  2.0%  1.4%  7.0%  6.6%

During the period shown above, the highest quarterly return was 9.84% for the second quarter of 1995, and the lowest quarterly return was -2.44% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                      Life of the Series
                                      Past One Year Past Five Years   (October 31, 1994)
                                      ------------- --------------- -----------------------
Class A..............................      6.63%           5.66%             8.32%
Class B*.............................        N/A             N/A               N/A
Class E**............................      6.67%           5.51%             8.17%
Lehman Brothers Aggregate Bond
  Index..............................      8.44%           7.43%             8.25%
Lipper Variable Products General Bond                               Data only available for
  Fund Average.......................      5.76%           5.27%    full one-year periods

--------
* Class B shares of Strategic Bond are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Portfolio Management

As of December 31, 2001, SBAM managed approximately $31.5 billion in assets. SBAM is located at 399 Park Avenue, New York, New York 10022.

SBAM may delegate to its affiliate, Salomon Brothers Asset Management Limited ("SBAM Ltd."), any of its responsibilities with respect to transactions of Strategic Bond in foreign currencies and debt securities denominated in foreign currencies. SBAM Ltd. is located at Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England.

Roger Lavan is primarily responsible for the day-to-day management of the investment grade portion of Strategic Bond's portfolio. Mr. Lavan joined SBAM as Director and Portfolio Manager in 1990.

Peter Wilby is primarily responsible for the day-to-day management of the high yield and foreign sovereign securities portion of Strategic Bond's portfolio. Mr. Wilby joined SBAM in 1989 and is a Managing Director of SBAM.

David Scott is primarily responsible for the day-to-day management of currency transactions and certain non-dollar denominated debt securities investments of Strategic Bond's portfolio. Mr. Scott joined SBAM in 1994 and is a Managing Director of SBAM.

Strategic Bond pays MetLife Advisers an investment advisory fee at the annual rate of 0.65% of the Series' average daily net assets. For the year ended December 31, 2001, Strategic Bond paid MetLife Advisers an investment advisory fee at the same rate.

                    Salomon Brothers U.S. Government Series

Investment Objective

The investment objective of the Salomon Brothers U.S. Government Series (the "U.S. Government Series") is a high level of current income consistent with preservation of capital and maintenance of liquidity.

Principal Investment Strategies

Salomon Brothers Asset Management Inc ("SBAM"), subadviser to the Series, generally invests at least 80% of the assets of the U.S. Government Series in fixed-income securities issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities ("U.S. Government Securities"), including repurchase agreements collateralized by U.S. Government Securities, and collateralized mortgage obligations ("CMOs") that relate to U.S. Government Securities. The U.S. Government Series may also invest up to 20% of its total assets in investment grade fixed-income securities that are not U.S. Government Securities.

  Investment Selection

SBAM determines how to invest assets of the U.S. Government Series in several steps.

SBAM has an investment committee consisting of senior portfolio managers that analyzes current interest rate trends and their impact on potential economic scenarios. This committee meets every month to revise its estimate of interest rate and general economic trends. Based on this analysis, portfolio managers of the Series allocate assets among various classes of securities, including U.S. Treasury securities and securities of agencies or instrumentalities of the U.S. Government, mortgage-backed assets and investment grade fixed-income securities. The mortgage-backed assets in which the Series invests include GNMA and FNMA mortgage-backed securities as well as privately issued mortgage-backed securities, including CMOs.

SBAM considers many factors when selecting individual fixed-income securities, including the interest rate of the security, the interval at which that interest rate adjusts, the date of maturity of the security and the creditworthiness of the issuer. SBAM also considers the U.S. Government Series' likely need for liquidity, which can be influenced by redemptions and opportunities for purchases of other securities, and the duration of the portfolio, which SBAM will normally maintain between 2.5 and 5 years.



Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade".

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Series' duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

Principal Investment Risks

Investing in the U.S. Government Series involves risks. The U.S. Government Series may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the U.S. Government Series include:

   . A general decline in fixed-income security markets.

   . Poor performance of the types of fixed-income securities in which U.S.
     Government Series invests relative to other fixed-income securities.

   . Poor performance of individual fixed-income securities held by the U.S.
     Government Series, which may be due to interest rate risk or credit risk.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Collateralized Mortgage Obligations (CMOs). One type of security in which the U.S. Government Series can invest is a CMO. CMOs are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the U.S. Government Series are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government Securities.

Mortgage Dollar Roll Transactions. The Series may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Series sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Series earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser's ability to forecast mortgage prepayment patterns on different mortgage pools.




Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is called a premium.

  Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Series may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad fixed-income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Series could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Series might not be able to close out futures transactions without incurring substantial losses.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the U.S. Government Series for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of the U.S. Government Series to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of the returns of the U.S. Government Series. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay.
                                    [CHART]


1995     15.0
1996      3.3
1997      8.6
1998      7.5
1999      0.2
2000     10.5
2001      6.7

During the period shown above, the highest quarterly return was 5.52% for the second quarter of 1995, and the lowest quarterly return was -1.45% for the first quarter of 1996. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                       Life of the Series
                                       Past One Year Past Five Years   (October 31, 1994)
                                       ------------- --------------- -----------------------
Class A...............................     6.72%          6.63%                        7.22%
Class B*..............................       N/A           N/A-                          N/A
Class E**.............................     6.57%          6.48%                        7.07%
Lehman Brothers Intermediate
  Government Bond Index...............     8.42%          7.06%                        7.44%
Lipper Variable Products U.S. Mortgage                               Data only available for
  and GNMA Fund Average***............     7.40%          6.90%      full one-year periods

--------
* Class B shares of U.S. Government are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.
*** Includes all funds in the Lipper Variable Products U.S. Mortgage Fund
    Average and the Lipper Variable Products GNMA Fund Average.

Portfolio Management

As of December 31, 2001, SBAM managed approximately $31.5 billion in assets. SBAM is located at 399 Park Avenue, New York, New York 10022.

Roger Lavan has been primarily responsible for the day-to-day management of the U.S. Government Series since its inception. Mr. Lavan joined SBAM as Director and Portfolio Manager in 1990.

U.S. Government Series pays MetLife Advisers an investment advisory fee at the annual rate of 0.55% of the Series' average daily net assets. For the year ended December 31, 2001, U.S. Government Series paid MetLife Advisers an investment advisory fee at the same rate.

                                Balanced Series

Investment Objective

The investment objective of the Balanced Series is long-term total return from a combination of capital appreciation and current income.

Principal Investment Strategies

Wellington Management Company, LLP ("Wellington Management"), subadviser to the Series, invests the Balanced Series' assets in a balanced portfolio of stocks and bonds. The "neutral position" of the Balanced Series portfolio consists of 60% stocks and other equity securities and 40% U.S. and foreign bonds. In response to current market conditions, Wellington Management may vary the percentage of the Balanced Series invested in equity securities from 50% to 70% of the Balanced Series' total assets and the fixed-income investments from 30% to 50% of the Series' total assets. Wellington Management will invest the equity portion of the Balanced Series primarily in stocks of U.S. companies with larger market capitalizations (generally greater than $6 billion), using a blend of top-down sector analysis and bottom-up security selection. Wellington Management will invest the fixed-income portion of the Balanced Series in investment grade U.S. corporate and U.S. government fixed-income securities and, to a lesser extent, U.S. high yield debt and fixed-income securities of foreign issuers, including companies and governments of emerging market countries.

  Investment Selection

Asset Allocation. Wellington Management invests 50% to 70% of the Balanced Series' total assets in equity securities and 30% to 50% of the Series' total assets in fixed-income securities. Wellington Management will divide the Balanced Series' assets between equity and fixed income securities based on Wellington Management's judgement of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category.

Equity Securities. Wellington Management invests the equity portfolio of the Balanced Series using a combination of top-down industry and sector analysis and bottom-up stock selection. Macro-economic data, such as changes in the Gross Domestic Product (GDP), rates of employment, and interest rates, are considered to identify sectors of the economy and industries which Wellington Management believes will grow faster than the U.S. economy. Wellington Management also attempts to identify long-term broad "themes" based on, for example, demographic trends, technological developments, and political and social developments in the U.S. and abroad.



Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgement, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

Wellington Management selects for the Balanced Series stocks of issuers which Wellington Management believes have the following attributes:

  .  leadership position within an industry;

  .  a strong balance sheet;

  .  a high return on equity;

  .  sustainable or increasing dividends;

  .  a strong management team;

  .  a globally competitive position.

Wellington Management may also consider general investor opinion as to whether a stock will continue to gain in value when evaluating stocks priced at historically high levels.

Wellington Management continually monitors each stock in the Series' portfolio and considers selling a stock when:

   . fundamentals deteriorate;

   . the stock appears overpriced.

Fixed-income Securities. Wellington Management also uses a blend of top-down market analysis and bottom-up security analysis when making selections for the Balanced Series' fixed-income portfolio, which may consist of a variety of securities, including, but not limited to:

   . U.S. government bonds

   . mortgage-backed securities

   . asset-backed securities

   . Yankee Bonds

   . investment grade U.S. corporate bonds

   . high yield U.S. corporate bonds

   . foreign government and supranational bonds

   . emerging market debt.

Wellington Management combines quantitative modeling and subjective judgement first to determine the fixed-income portfolio's average duration and industry sector weightings. Under normal market conditions, the duration of the Series' fixed-income portfolio will be within one year of the average duration of the Lehman Brothers Aggregate Bond Index. As of December 31, 2001, the average duration of this Index was 4.45 years.

Wellington Management may invest up to 25% of the Balanced Series' fixed-income portfolio in high yield and non-U.S. dollar bonds and up to 10% of the fixed-income portfolio in emerging market debt. For a description of the risks associated with investing in emerging markets, and foreign markets generally, see "Principal Investment Risks" below.



Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Yankee Bonds are fixed-income securities issued by foreign companies in U.S. dollars.

Supranational bonds are issued by organizations governed by representatives from different countries (e.g., the World Bank) to finance reconstruction and development projects around the world.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Series' duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

Principal Investment Risks

Investing in the Balanced Series involves risk. The Balanced Series may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Balanced Series include:

   . A general decline in U.S. stock or U.S. or foreign fixed-income markets.

   . Poor performance of individual equity securities held by the Balanced
     Series or of large capitalization stocks in general.

   . Poor performance of fixed-income securities held by the Balanced Series, which may be due to interest rate risk or credit risk.

   . Poor performance of equity securities relative to fixed-income securities when Wellington Management emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when Wellington Management invests relatively more of the Balanced Series' assets in fixed-income securities.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.





Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Wellington Management may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Wellington Management cannot assure that these techniques will be effective.

  Emerging Markets

The Balanced Series may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Series may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity or fixed-income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Series could




A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Series might not be able to close out futures transactions without incurring substantial losses.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Balanced Series for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of the Balanced Series to the returns of two relevant broad-based securities market indexes and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of the returns of the Balanced Series. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay. On May 1, 2000, Wellington Management succeeded Loomis, Sayles & Company, L.P. ("Loomis Sayles") as subadviser to the Balanced Series. The performance information set forth below relates to the life of the Series and, therefore, reflects the management of both Loomis Sayles and Wellington Management.

                                    [CHART]


1995    1996    1997    1998     1999     2000     2001
-----   -----   -----   ----    ------   ------   ------
24.8%   16.9%   16.2%   9.1%    (5.1)%   (1.9)%   (4.5)%



During the period shown above, the highest quarterly return was 9.65% for the fourth quarter of 1998, and the lowest quarterly return was -8.60% for the third quarter of 1999. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                       Life of the Series
                                       Past One Year Past Five Years   (October 31, 1994)
                                       ------------- --------------- -----------------------
Class A...............................     -4.45%          2.43%                       7.18%
Class B*..............................        N/A            N/A                         N/A
Class E**.............................     -4.59%          2.28%                       7.03%
S&P 500 Index.........................    -11.88%         10.70%                      15.15%
Lehman Brothers Government/Credit
  Index...............................      8.50%          7.37%                       8.20%
Lipper Variable Products Balanced Fund                               Data only available for
  Average.............................     -2.87%          8.16%     full one-year periods

--------
* Class B shares of the Balanced Series are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Portfolio Management

Wellington Management has been in the investment management business since 1928. As of December 31, 2001, the company managed approximately $311 billion in assets. Wellington Management's address is 75 State Street, Boston, Massachusetts 02109.

Maya K. Bittar, CFA, manages the equity portion of the Series and Thomas L. Pappas, CFA, manages the fixed-income portion of the Series. Ms. Bittar is a Vice President of Wellington Management and has been a Portfolio Manager there since she joined Wellington Management in

1998. From 1993 until she joined Wellington Management, Ms. Bittar was employed by Firstar Investment Research and Management Company. Mr. Pappas is a Senior Vice President and Partner of Wellington Management. He has been employed by Wellington Management since 1987.

The Balanced Series pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Series' average daily net assets and 0.675% for amounts over $200 million. For the year ended December 31, 2001, the Balanced Series paid MetLife Advisers an investment advisory fee of 0.70% of the Series' average daily net assets.

                          Alger Equity Growth Series

Investment Objective

The investment objective of the Alger Equity Growth Series ("Equity Growth") is long-term capital appreciation.

Principal Investment Strategies

Fred Alger Management, Inc. ("Alger"), subadviser to the Series, invests, under normal circumstances, Equity Growth's assets primarily in growth stocks. Alger will ordinarily invest at least 80% of Equity Growth's assets in equity securities. You will receive 60 days prior notice if this 80% minimum is going to change. The Series will invest in equity securities of issuers with a market capitalization of $1 billion or greater.

  Stock Selection

Alger seeks out and invests primarily in companies that are traded on domestic stock exchanges or in the domestic over-the-counter market. The companies Alger chooses for the portfolio of the Series may still be in the development stage, may be older companies that appear to be entering a new stage of growth progress due to factors like management changes or development of new technologies, products or markets, or may be companies providing products or services with a high unit volume growth rate. Alger focuses on fundamental characteristics of individual companies and does not allocate assets based on specific industry sectors.

Principal Investment Risks

Investing in Equity Growth involves risks. Equity Growth may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Equity Growth include:

   . A general decline in U.S. stock markets.

   . Poor performance of individual stocks held by Equity Growth or of growth stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Equity Growth for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Equity Growth to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Equity Growth's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay.

                                    [CHART]


1995   1996   1997   1998   1999   2000    2001
----   ----   ----   ----   ----   ----    ----
48.8   13.2   25.6   47.8   34.1   (13.7)  (12.0)

During the period shown above, the highest quarterly return was 26.06% for the fourth quarter of 1998, and the lowest quarterly return was -18.48% for the third quarter of 2001. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                     Life of Series
                                   Past One Year Past Five Years   (October 31, 1994)
                                   ------------- --------------- -----------------------
Class A...........................    -12.01%          13.59%                     16.83%
Class B*..........................        N/A             N/A                        N/A
Class E**.........................    -12.16%          13.44%                     16.68%
S&P 500 Index.....................    -11.88%          10.70%                     15.15%
Lipper Variable Products Large-Cap                               Data only available for
  Growth Fund Average.............    -21.88%           9.04%    full one-year periods

--------
* Class B shares of Equity Growth are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Portfolio Management

As of December 31, 2001, Alger managed approximately $13.6 billion in assets for seven mutual funds and other institutional investors. Alger's address is 111 Fifth Avenue, New York, New York 10003.

Dan C. Chung and David Hyun are the portfolio managers of the Series. Both are Executive Vice Presidents at Alger. Mr. Chung is Alger's Chief Investment Officer and has held various investment positions at Alger since 1994. Mr. Hyun held various investment positions at Alger from 1991 to 2000, then spent a year as a portfolio manager at Oppenheimer Funds before returning to Alger in September 2001.

Fred M. Alger has been Alger's chief market strategist since September 2001. Mr. Alger is the founder, Chairman and President of Alger.

Equity Growth pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Series' average daily net assets and 0.70% for amounts over $1 billion. For the year ended December 31, 2001, Equity Growth paid MetLife Advisers an investment advisory fee of 0.75% of the Series' average daily net assets.

                          Davis Venture Value Series

Investment Objective

The investment objective of the Davis Venture Value Series ("Venture Value") is growth of capital.

Principal Investment Strategies

Davis Selected Advisers, L.P. ("Davis Selected"), subadviser to the Series, invests, under normal circumstances, the majority of Venture Value's assets primarily in equity securities of companies with market capitalizations of at least $10 billion. Davis Selected searches for companies that it believes are of high quality and whose stocks are selling at attractive prices with the intention of holding them for the long term. Davis Selected believes that managing risk is the key to delivering superior long-term investment results; therefore, it considers how much could potentially be lost on an investment before considering how much might be gained.

  Stock Selection

Davis Selected has developed a list of ten characteristics that it believes allow companies to sustain long-term growth and minimize risks to enhance their potential for superior long-term returns. Although few companies exhibit all ten characteristics, Davis Selected searches for companies that possess:

   . Excellent management.

   . Managers who own stock in their own company.

   . Strong returns on investments of an issuer's capital.

   . A lean expense structure.

   . A dominant or growing market share in a growing market.

   . A proven record as an acquirer.

   . A strong balance sheet.

   . Products or services that are not likely to become obsolete.

   . Successful international operations.

   . Innovation in all aspects of operations.

Davis Selected does not have particular allocation strategies, and emphasizes individual stock selection rather than industry sectors. Davis Selected relies heavily on its evaluation of the management of potential investments, and will ordinarily visit the managers at their place of business to gain insight into the relative value of different companies.

Principal Investment Risks

Investing in Venture Value involves risks. Venture Value may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Venture Value include:

   . A general decline in the U.S. stock market.

   . Poor performance of individual stocks held by Venture Value, of large capitalization stocks, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Venture Value for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Venture Value to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Venture Value's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay.

                                    [CHART]


1995   1996   1997   1998   1999   2000   2001
-----  -----  -----  -----  -----  ----  -------
39.3%  25.8%  33.5%  14.4%  17.5%  9.5%  (11.1)%

During the period shown above, the highest quarterly return was 21.20% for the fourth quarter of 1998, and the lowest quarterly return was -14.47% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                Past       Past      Life of the Series
                                              One Year  Five Years   (October 31, 1994)
                                              --------- ---------- -----------------------
Class A......................................   -11.13%    11.80%                   16.32%
Class B*.....................................       N/A       N/A                      N/A
Class E**....................................   -11.28%    11.65%                   16.17%
S&P 500 Index................................   -11.88%    10.70%                   15.15%
Lipper Variable Products Large-Cap Value Fund                      Data only available for
  Average....................................    -5.98%     8.94%  full one-year periods

--------
* Class B shares of Venture Value are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Portfolio Management

As of December 31, 2001, Davis Selected, together with its affiliated institutional asset management companies, managed approximately $41.8 billion in assets. Davis Selected's address is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Davis Selected may delegate to Davis Selected Advisers-NY, Inc. any of its responsibilities related to Venture Value. Davis Selected Advisers-NY, Inc. is a wholly-owned subsidiary of Davis Selected and is located at 609 Fifth Avenue, New York, New York 10017.

Christopher C. Davis and Kenneth C. Feinberg are the co-portfolio managers of Venture Value. Christopher Davis has been the portfolio manager for Venture Value and other equity funds managed by Davis Selected since February 1997. Christopher Davis was co-portfolio manager of Venture Value with Shelby M.C. Davis from October 1995 until February 1997. Prior to co-managing Venture Value's portfolio, Christopher Davis worked as Shelby Davis' assistant portfolio manager and research analyst. Mr. Feinberg has co-managed other equity funds for Davis Selected since May 1998 and became co-portfolio manager of Venture Value in April 1999. Mr. Feinberg was a research analyst at Davis Selected from December 1994 until May 1998, and before that he was an Assistant Vice President of Investor Relations for Continental Corp.

As Senior Research Adviser, Shelby Davis provides investment themes and strategies to, and helps select individual stocks for, Venture Value.

Venture Value pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Series' average daily net assets and 0.70% for amounts over $1 billion. For the year ended December 31, 2001, Venture Value paid MetLife Advisers 0.75% of the Series' average daily net assets in investment advisory fees.

                          FI Structured Equity Series

Investment Objective

The investment objective of the FI Structured Equity Series ("Structured Equity") is long-term growth of capital.

Principal Investment Strategies

Fidelity Management & Research Company ("FMR"), subadviser to the Series, normally invests Structured Equity's assets primarily in common stocks. FMR normally invests at least 80% of Structured Equity's assets in equity securities. You will receive 60 days prior notice if this 80% minimum is going to change. The Series may invest in domestic and foreign issuers.

  Investment Selection

FMR invests the Series' assets in securities of companies it believes are undervalued in the marketplace in relation to factors such as a company's assets, earnings, growth potential and cash flow, or in relation to securities of other companies in the same industry. Companies with these characteristics tend to have lower than average price/earnings (P/E) or price/book (P/B) ratios. The stocks of these companies are often called "value" stocks. FMR uses the Russell 1000 Value Index as a guide in structuring the Series and in selecting its investments. FMR considers Structured Equity's security, industry and market capitalization weightings relative to the index. FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management. These securities may then be analyzed using statistical models to further evaluate a security's growth potential, valuation, investment risk and liquidity.

In buying and selling securities for Structured Equity, FMR invests for the long term and selects those securities it believes offer strong opportunity for long-term growth of capital and are attractively valued.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Series' exposure to changing security prices or other factors that affect security values. If FMR strategies do not work as intended, the Series may not achieve its objective.

Principal Investment Risks

Investing in Structured Equity involves risks. Structured Equity may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Structured Equity include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by Structured Equity, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Exchange Traded Funds. The Series may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Series' investment in the ETF will fall if the value of the underlying securities declines. The Series will bear its proportionate share of the ETF's fees and expenses.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country.FMR may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, FMR cannot assure that these techniques will be effective.




A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

  Forward Contracts and Futures Contracts

The Series attempts to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency rates. The Series may also purchase futures contracts to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, Structured Equity could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, Structured Equity might not be able to close out futures transactions without incurring substantial losses.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Structured Equity for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Structured Equity to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Structured Equity's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay. On May 1, 2002, FMR succeeded Westpeak Investment Advisors, L.P. ("Westpeak") as subadviser to Structured Equity. The performance information set forth below reflects Westpeak's management only.

                                    [CHART]


 1994   1995    1996    1997    1998    1999    2000    2001
------  -----   -----   -----   -----   ----   ------  -------
(1.2)%  36.5%   18.1%   33.5%   24.4%   9.4%   (5.2)%  (13.9)%


During the period shown above, the highest quarterly return was 19.53% for the fourth quarter of 1998, and the lowest quarterly return was -16.08% for the third quarter of 2001. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                        Life of the Series
                                        Past One Year Past Five Years    (April 30, 1993)
                                        ------------- --------------- -----------------------
Class A................................    -13.93%         8.19%                       12.15%
Class B*...............................        N/A           N/A                          N/A
Class E**..............................    -14.08%         8.04%                       12.00%
S&P 500 Index..........................    -11.88%        10.70%                       13.85%
Russell 1000 Value Index***............     -5.59%        11.13%                       13.74%
Lipper Variable Products Multi-Cap Core                               Data only available for
  Fund Average.........................    -12.94%         8.98%      full one-year periods

--------
* Class B shares of Structured Equity are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.
*** In the future, the Series' performance will be compared to the Russell 1000
    Value Index, instead of the S&P 500 Index, due to changes in the Series' investment objective and principal investment strategies resulting from FMR's succeeding Westpeak as subadviser on May 1, 2002.

Portfolio Management

While FMR is the subadviser to Structured Equity, the day-to-day investment management decisions for the Series will be made by FMR Co., Inc. (''FMRC"), which serves as sub-subadviser to Structured Equity. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2001, FMR and its affiliates managed approximately $912 billion in assets. FMR's address is 82 Devonshire Street, Boston, MA 02109.

Robert Macdonald is the Portfolio Manager of Structured Equity. Mr. Macdonald is a Senior Vice President and Portfolio Manager and has been associated with FMRC since January 2000 and with FMR from 1985 through 2000.

Structured Equity pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Series' average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion. For the year ended December 31, 2001, Structured Equity paid MetLife Advisers an investment advisory fee of 0.68% of the Series' average daily net assets.

                      Harris Oakmark Focused Value Series

Investment Objective

The investment objective of the Harris Oakmark Focused Value Series ("Focused Value") is long-term capital appreciation.

Principal Investment Strategies

Harris Associates L.P. ("Harris"), subadviser to the Series, invests Focused Value's assets, under normal circumstances, primarily in common stocks of U.S. companies. Focused Value is a "non-diversified fund," which means that it may hold at any one time securities of fewer issuers compared to a "diversified fund." Focused Value could own as few as 12 securities, but generally will have 15 to 20 securities in its portfolio. Harris will normally invest at least 65% of Focused Value's total assets in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies considered to be midcap stocks by Morningstar, Inc. As of December 31, 2001, this capitalization range was $1.4 billion to $8.6 billion. This capitalization range will change over time due to changes in the value of U.S. stocks. Harris may invest up to 25% of Focused Value's total assets in fixed-income securities, including investment grade securities and high yield debt.

Harris uses a value investment style in selecting equity securities for Focused Value. Harris believes that, over time, a company's stock price converges with its true business value. By "true business value," Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that by investing in equity securities priced significantly below what Harris believes is the true business value presents the best opportunity to achieve Focused Value's investment objective.

Harris' value strategy also emphasizes investing for the long-term, which means that Focused Value will generally own the stock of companies in which it invests for at least two to three years, although Harris may use short-term trading strategies as well.

  Stock Selection

Harris uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have these attributes:

   . Free cash flows and intelligent investment of excess cash.

   . Earnings that are growing and reasonably predictable.

   . High level of manager ownership.





Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

Harris focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those companies that meet the criteria described above, Harris uses in-house research to analyze each company. As part of this selection process, its analysts typically visit companies and talk to various industry sources.

The chief consideration in the selection of stocks is the size of the discount of a company's stock price compared to Harris' view of the company's true business value. Once Harris determines that a stock is selling at a significant discount (typically 60%) to Harris' view of its estimated worth, and the company has certain of the additional qualities mentioned above, Harris generally will consider buying that stock. Harris usually sells when the company's stock price approaches 90% of Harris' view of its estimated worth. This process allows Harris to set specific "buy" and "sell" targets for each stock held by Focused Value. Harris also monitors Focused Value's holdings, and, if warranted, adjusts a stock's price target to reflect changes in a company's characteristics.

Principal Investment Risks

Investing in Focused Value involves risks. Focused Value may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Focused Value include:

   . A general decline in the U.S. stock markets or fixed-income securities markets.

   . Poor performance of individual stocks held by Focused Value, of midcap stocks, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of fixed-income securities held by Focused Value, which may be due to interest rate risk or credit risk.

   . The risks associated with a "non-diversified" fund. If the stocks in which Focused Value invests perform poorly, the Series could incur greater losses than if it had invested in a larger number of stocks.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Non-Diversification. Investing in a limited number of stocks may increase the volatility of Focused Value's investment performance as compared to funds that invest in a larger number of stocks. If the stocks in which Focused Value invests perform poorly, Focused Value could incur greater losses than if it had invested in a larger number of stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of higher interest rate. This additional payment is a premium.


Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Focused Value for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Focused Value to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Focused Value's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay. On May 1, 2000, Harris succeeded Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co., as subadviser to Focused Value. On May 1, 1998, GSAM succeeded Loomis, Sayles & Company, L.P. ("Loomis Sayles") as subadviser to Focused Value. The performance information set forth below relates to the life of the Series and, therefore, reflects the management of GSAM, Loomis Sayles and Harris.
                                    [CHART]


1994        (0.3)
1995        30.4
1996        17.6
1997        17.4
1998        (5.5)
1999         0.3
2000        20.5
2001        27.8

During the period shown above, the highest quarterly return was 20.42% for the second quarter of 1999, and the lowest quarterly return was -19.83% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                   Life of the Series
                                   Past One Year Past Five Years    (April 30, 1993)
                                   ------------- --------------- -----------------------
Class A...........................     27.76%        11.36%              13.52%
Class B*..........................     27.51%        11.11%              13.27%
Class E*..........................     27.61%        11.21%              13.37%
Russell Midcap Index..............     -5.62%        11.40%              13.48%
S&P 500 Index.....................    -11.88%        10.70%              13.85%
Lipper Variable Products Multi-Cap                               Data only available for
  Value Fund Average..............     -0.22%         9.98%      full one-year periods

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares and the 0.15% 12b-1 fee of the Class E shares.-

Past Performance of a Similarly Managed Fund

The total returns shown below are based on performance data furnished by Harris for Class I shares of The Oakmark Select Fund, a mutual fund which has the same investment objective as that of Focused Value and which has been managed using investment policies and strategies substantially similar, though not necessarily identical, to those of Focused Value. The Oakmark Select Fund is managed by William C. Nygren, and Focused Value is managed by William C. Nygren, Henry Berghoef and Floyd J. Bellman. The following information does not represent Focused Value's performance and should not be considered a prediction of future performance of Focused Value. Focused Value's performance may be higher or lower than the performance of The Oakmark Select Fund shown below. The performance of The Oakmark Select Fund shown below does not reflect any of the additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans for which Focused Value serves as an investment vehicle. These charges have the effect of lowering the performance of a variable insurance product.

                                        The Oakmark Select   Russell
                                          Fund--Class I    Midcap Index
                                        ------------------ ------------
        Total Return for the Year Ended
          December 31, 2001............       26.06%          -5.62%
        Average Annual Total Return
          For the Past Five Years Ended
          December 31, 2001............       26.75%          11.40%
        Average Annual Total Return
          From Inception of The
          Oakmark Select Fund
          (November 1, 1996) to
          December 31, 2001............       29.06%          13.48%

The Russell Midcap Index is an unmanaged index of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index represents the largest 1000 U.S. companies.

Portfolio Management

Harris also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships. Together with a predecessor, Harris has advised and managed mutual funds since 1970. As of December 31, 2001, Harris manages approximately $20.8 billion in assets. Harris' address is Two North LaSalle Street, Chicago, Illinois 60602-3790.

William C. Nygren, CFA, Henry Berghoef, CFA and Floyd J. Bellman, CFA are Focused Value's portfolio managers. Mr. Nygren joined Harris as an analyst in 1983, and was Harris' Director of Research from September 1990 to April 1998. Previously, he was an analyst with Northwestern Mutual Life Insurance Company. Mr. Berghoef has been a senior analyst at Harris since 1994. He was an analyst at Kirr, Marbach & Co. from 1990 to 1993 and an analyst at Geico Corporation from 1985 to 1990. Mr. Bellman joined Harris in

1995 and has over 20 years of investment experience. Prior to joining Harris, he was a Vice President and Senior Portfolio Manager at Harris Trust and Savings Bank.

Focused Value pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Series' average daily net assets. For the year ended December 31, 2001, Focused Value paid MetLife Advisers an investment advisory fee at the same rate.

                        Loomis Sayles Small Cap Series

Investment Objective

The investment objective of the Loomis Sayles Small Cap Series ("Small Cap") is long-term capital growth from investments in common stocks or other equity securities.

Principal Investment Strategies

Loomis, Sayles & Company, L.P. ("Loomis Sayles"), subadviser to the Series, will, under normal circumstances, invest at least 80% of Small Cap's assets in equity securities of companies with market capitalizations that fall, at the time of purchase, within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. You will receive 60 days prior notice if this 80% minimum is going to change. The Series may invest the rest of its assets in larger companies. Loomis Sayles may invest up to 20% of Small Cap's assets in securities of foreign issuers, including emerging markets securities. Small Cap invests in both value and growth stocks. Loomis Sayles typically does not consider current income when making buy/sell decisions.

  Stock Selection

Loomis Sayles begins with a universe of approximately 2,000 of the smallest U.S. companies that generally fall within the market capitalization range of the Russell 2000 Index.

Value Stocks. Loomis Sayles may invest in stocks of companies which it believes are undervalued by the market in relation to earnings, dividends, assets and growth prospects. Small Cap may also invest in companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Growth Stocks. When investing in growth stocks, Loomis Sayles seeks companies that have distinctive products, technologies, or services; dynamic earnings growth; prospects for a high level of profitability; and solid management.

Principal Investment Risks

Investing in Small Cap involves risks. Small Cap may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Small Cap include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by Small Cap.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of small capitalization issuers relative to the performance of issuers with larger capitalizations.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Small Cap may not perform as well as a fund which invests in only value or growth stocks.

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks.

Real Estate Investment Trusts (REITs). One category of equity securities in which Small Cap invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to credit risk and market risk, although equity REITs are also subject to market risk.

Rule 144A Securities. The Series may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. A Rule 144A security is treated as illiquid unless Loomis Sayles determines, under guidelines established by the Fund's trustees, that it is liquid.

Mutual Funds and Exchange Traded Funds. The Series may invest in mutual funds and exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are similar to mutual funds in that they are pools of securities. Since the value of a mutual fund or ETF is based on the value of the individual securities it holds, the value of a Series' investment in the mutual fund or ETF will fall if the value of the underlying securities declines. The Series will bear its proportionate share of the mutual fund's or ETF's fees and expenses.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.




Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Loomis Sayles may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Loomis Sayles cannot assure that these techniques will be effective.

  Emerging Markets

Small Cap may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Series may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Series could




A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Series might not be able to close out futures transactions without incurring substantial losses.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Small Cap for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Small Cap to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Small Cap's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay.
                                    [CHART]


1995   1996   1997    1998   1999   2000   2001
-----  -----  -----  ------  -----  ----  ------
28.9%  30.7%  24.9%  (1.7)%  31.8%  5.2%  (8.8)%

During the period shown above, the highest quarterly return was 29.19% for the fourth quarter of 1999, and the lowest quarterly return was -20.48% for the third quarter of 2001. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                        Life of the Series
                                        Past One Year Past Five Years     (May 2, 1994)
                                        ------------- --------------- -----------------------
Class A................................    -8.81%          9.19%                       12.86%
Class B*...............................       N/A            N/A                          N/A
Class E**..............................    -8.96%          9.04%                       12.71%
Russell 2000 Index.....................     2.49%          7.52%                       10.54%
Lipper Variable Products Small-Cap Core                               Data only available for
  Fund Average.........................     2.85%         10.09%      full one-year periods

--------
* Class B shares of Small Cap are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Portfolio Management

Loomis Sayles has been in the investment management business since 1926. As of December 31, 2001, Loomis Sayles managed approximately $64.6 billion in assets. Loomis Sayles' address is One Financial Center, Boston, Massachusetts 02110.

Christopher R. Ely and Joseph R. Gatz are the lead Portfolio Managers of Small Cap. The other Portfolio Managers are Philip C. Fine, David L. Smith, and Daniel G. Thelen.

Mr. Gatz, a Vice President of Loomis Sayles, joined Loomis Sayles as a Portfolio Manager in 1999 and has co-managed the Series since January 2000. From 1993 until he joined Loomis Sayles, Mr. Gatz was a Portfolio Manager at Banc One Investment Advisers Corporation and certain of its corporate predecessors. Messrs. Ely, Fine and Smith, each a Vice President of Loomis Sayles, have co-managed the Series since April 1999. Mr. Thelen, a Vice President of Loomis Sayles, has co-managed the Series since April 2000. Messrs. Ely, Fine, Smith and Thelen have been employed by Loomis Sayles for over 5 years.

Small Cap pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Series' average daily net assets and 0.85% for amounts over $500 million. For the year ended December 31, 2001, Small Cap paid MetLife Advisers an investment advisory fee of 0.90% of the Series' average daily net assets.

                 Section III--Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Series pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Series and MetLife Advisers pays each subadviser's fees. MetLife Advisers is responsible for overseeing the subadvisers and for hiring and replacing subadvisers, subject to approval by the Board of Trustees of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund.

Adviser/Subadviser Relationship

The Fund has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Trustees must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits the Fund to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Trustees. The Fund will notify shareholders of any subadviser changes and any other event of which notification is required under the order.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted a Distribution and Services Plan under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B shares and Class E shares (the "12b-1 Plan"). The Fund has entered into a Distribution Agreement with New England Securities Corporation as distributor (the "Distributor"). Under the Distribution Agreement, the Class B shares and Class E shares of the Fund each pay a service fee, accrued daily and paid monthly. The Distributor uses the service fees to compensate certain other parties for providing personal and account maintenance services relating to the Class B shares and Class E shares of a Series. These other parties may include the insurance companies (or their affiliates) that have established the Separate Accounts and other broker-dealers and financial intermediaries. The Distribution Agreement provides for an annual service fee equal to 0.25% of the average daily net assets of the Class B shares of each Series and an annual service fee equal to 0.15% of the average daily net assets of the Class E shares of each Series. These fees will increase the cost of investing over time. Under the 12b-1 Plan, the Trustees are authorized, without a shareholder vote, to increase the service fee payable by any class of a Series to 0.25%, and to implement a separate distribution fee for any class of a Series of up to 0.25% of the average daily net assets of such class.

Share Valuation and Pricing

  Net Asset Value

Each Series determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or the Qualified Plan. The net asset value per share for each Series is calculated by dividing the Series' net assets by its number of outstanding shares.

  Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by a Series are valued at amortized cost. Other portfolio securities of each Series normally are valued at market value. If no current market value is readily available for a portfolio security, the Fund's Board of Trustees is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to MetLife Advisers or the subadvisers of the Series.

Dividends and Capital Gain Distributions

Currently, each Series annually pays as dividends substantially all net investment income (including any short-term capital gains). Each Series also annually distributes all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Series may pay dividends from net investment income more or less often if the Fund's Board of Trustees deems it appropriate and if such change would not cause such Series to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Series to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Series must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Series so elects) of such year.

Dividends and distributions of each Series are automatically reinvested in additional shares of that Series.

Taxes

Each Series is a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code. So long as a Series distributes all of its net investment income and net capital gains to its shareholders, the Series itself does not pay any federal income tax. Although each Series intends to operate so that it will have no federal income tax liability on income and gains it distributes to the separate accounts, if any such liability is incurred, the investment performance of such Series will be adversely affected. In addition, Series investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Series. In addition, a Series' investment in foreign securities or foreign currencies may increase or accelerate such Series' recognition of ordinary income and may affect the timing or amount of the Series' distributions.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Series in which such accounts invest, must meet certain diversification requirements. Each Series intends to comply with these requirements. If a Series does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

A Series' investments in certain debt obligations may cause the Series to recognize taxable income in excess of the cash generated by such obligations. Thus, the Series could be required at times to liquidate other investments in order to satisfy its distribution requirements.

                             Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2001) of each Series for the past 5 years. Certain information reflects financial results for a single share of the respective class and Series. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report for 2001, along with the Fund's financial statements, are included in the annual report which is available upon request.

             Salomon Brothers Strategic Bond Opportunities Series

                                                                   Class A                       Class E
                                                --------------------------------------------  --------------
                                                                                              May 1, 2001(a)
                                                           Year Ended December 31,               through
                                                --------------------------------------------   December 31,
                                                  2001     2000     1999     1998     1997         2001
                                                --------  -------  -------  -------  -------  --------------
Net Asset Value, Beginning of Period........... $  11.42  $ 10.67  $ 11.43  $ 12.01  $ 11.62      $10.80
                                                --------  -------  -------  -------  -------      ------
Income From Investment Operations
Net Investment Income..........................     0.70     0.77     0.95     0.80     0.75        0.10
Net Realized and Unrealized Gain (Loss) on
 Investments...................................     0.04    (0.02)   (0.78)   (0.56)    0.54        0.30
                                                --------  -------  -------  -------  -------      ------
    Total From Investment Operations...........     0.74     0.75     0.17     0.24     1.29        0.40
                                                --------  -------  -------  -------  -------      ------
Less Distributions
Distributions From Net Investment Income.......    (0.96)    0.00    (0.93)   (0.79)   (0.76)       0.00
Distributions From Net Realized Capital Gains..     0.00     0.00     0.00    (0.02)   (0.14)       0.00
Distributions in Excess of Net Realized Capital
 Gains.........................................     0.00     0.00     0.00    (0.01)    0.00        0.00
                                                --------  -------  -------  -------  -------      ------
    Total Distributions........................    (0.96)    0.00    (0.93)   (0.82)   (0.90)       0.00
                                                --------  -------  -------  -------  -------      ------
Net Asset Value, End of Period................. $  11.20  $ 11.42  $ 10.67  $ 11.43  $ 12.01      $11.20
                                                ========  =======  =======  =======  =======      ======
Total Return (%)...............................      6.6      7.0      1.4      2.0     11.1        3.7 (b)
Ratio of Operating Expenses to Average
 Net Assets (%)................................     0.84     0.78     0.81     0.85     0.85        0.99 (c)
Ratio of Net Investment Income to Average Net
 Assets (%)....................................     6.44     6.90     8.15     7.20     7.32        5.50 (c)
Portfolio Turnover Rate (%)....................      248      360      224      283      258         248
Net Assets, End of Period (000)................ $109,448  $95,434  $94,910  $95,450  $71,202      $2,476
The Ratios of Operating Expenses to Average Net
 Assets without giving effect to the voluntary
 expense agreement would have been (%).........       --       --       --       --     0.87          --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                    Salomon Brothers U.S. Government Series

                                                                  Class A                       Class E
                                                -------------------------------------------  --------------
                                                                                             May 1, 2001(a)
                                                          Year Ended December 31,               through
                                                -------------------------------------------   December 31,
                                                  2001     2000    1999     1998     1997         2001
                                                --------  ------- -------  -------  -------  --------------
Net Asset Value, Beginning of Period........... $  11.94  $ 10.81 $ 11.47  $ 11.14  $ 10.83      $11.45
                                                --------  ------- -------  -------  -------      ------
Income From Investment Operations
Net Investment Income..........................     0.37     0.67    0.65     0.47     0.53        0.07
Net Realized and Unrealized Gain (Loss) on
 Investments...................................     0.41     0.46   (0.62)    0.37     0.40        0.44
                                                --------  ------- -------  -------  -------      ------
    Total From Investment Operations...........     0.78     1.13    0.03     0.84     0.93        0.51
                                                --------  ------- -------  -------  -------      ------
Less Distributions
Distributions From Net Investment Income.......    (0.75)    0.00   (0.66)   (0.45)   (0.53)       0.00
Distributions From Net Realized Capital Gains..     0.00     0.00   (0.03)   (0.06)   (0.05)       0.00
Distributions in Excess of Net Realized Capital
 Gains.........................................     0.00     0.00    0.00     0.00    (0.04)       0.00
                                                --------  ------- -------  -------  -------      ------
    Total Distributions........................    (0.75)    0.00   (0.69)   (0.51)   (0.62)       0.00
                                                --------  ------- -------  -------  -------      ------
Net Asset Value, End of Period................. $  11.97  $ 11.94 $ 10.81  $ 11.47  $ 11.14      $11.96
                                                ========  ======= =======  =======  =======      ======
Total Return (%)...............................      6.7     10.5     0.2      7.5      8.6         4.5 (b)
Ratio of Operating Expenses to Average Net
 Assets (%)....................................     0.70     0.70    0.70     0.70     0.70        0.85 (c)
Ratio of Net Investment Income to Average Net
 Assets (%)....................................     4.49     6.29    5.89     5.70     6.42        3.39 (c)
Portfolio Turnover Rate (%)....................      362      583     530      496      572         362
Net Assets, End of Period (000)................ $102,066  $57,173 $50,967  $45,807  $22,143      $6,289
The Ratios of Operating Expenses to Average Net
 Assets without giving effect to the voluntary
 expense agreement would have been (%).........     0.73     0.71    0.72     0.77     0.98        0.88 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                                Balanced Series

                                                                 Class A                         Class E
                                            ------------------------------------------------  --------------
                                                                                              May 1, 2001(a)
                                                         Year Ended December 31,                 through
                                            ------------------------------------------------   December 31,
                                              2001      2000      1999      1998      1997         2001
                                            --------  --------  --------  --------  --------  --------------
Net Asset Value, Beginning of Period....... $  13.58  $  13.85  $  15.51  $  14.86  $  13.55      $12.72
                                            --------  --------  --------  --------  --------      ------
Income From Investment Operations
Net Investment Income......................     0.39      0.42      0.43      0.38      0.28        0.05
Net Realized and Unrealized Gain (Loss) on
 Investments...............................    (0.99)    (0.68)    (1.21)     0.97      1.90       (0.34)
                                            --------  --------  --------  --------  --------      ------
    Total From Investment Operations.......    (0.60)    (0.26)    (0.78)     1.35      2.18       (0.29)
                                            --------  --------  --------  --------  --------      ------
Less Distributions
Distributions From Net Investment Income...    (0.54)     0.00     (0.43)    (0.38)    (0.27)       0.00
Distributions From Net Realized Capital
 Gains.....................................     0.00     (0.01)    (0.26)    (0.32)    (0.60)       0.00
Distributions in Excess of Net Realized
 Capital Gains.............................     0.00      0.00     (0.19)     0.00      0.00        0.00
                                            --------  --------  --------  --------  --------      ------
    Total Distributions....................    (0.54)    (0.01)    (0.88)    (0.70)    (0.87)       0.00
                                            --------  --------  --------  --------  --------      ------
Net Asset Value, End of Period............. $  12.44  $  13.58  $  13.85  $  15.51  $  14.86      $12.43
                                            ========  ========  ========  ========  ========      ======
Total Return (%)...........................     (4.5)     (1.9)     (5.1)      9.1      16.2        (2.3)(b)
Ratio of Operating Expenses to Average Net
 Assets Before Expense Reductions (%)......     0.83      0.80      0.77      0.82      0.85        0.98 (c)
Ratio of Operating Expenses to Average Net
 Assets After Expense Reductions (%) (d)...     0.83      0.80        --        --        --        0.98 (c)
Ratio of Net Investment Income to Average
 Net Assets (%)............................     3.00      2.88      2.83      2.72      2.79        2.71 (c)
Portfolio Turnover Rate (%)................       65       126        63        72        60          65
Net Assets, End of Period (000)............ $143,059  $159,977  $192,666  $190,577  $137,443      $1,583
The Ratios of Operating Expenses to Average
 Net Assets without giving effect to the
 voluntary expense agreement would have
 been (%)..................................       --        --        --        --      0.86          --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                          Alger Equity Growth Series

                                                                Class A                         Class E
                                           ------------------------------------------------  --------------
                                                                                             May 1, 2001(a)
                                                        Year Ended December 31,                 through
                                           ------------------------------------------------   December 31,
                                             2001      2000      1999      1998      1997         2001
                                           --------  --------  --------  --------  --------  --------------
Net Asset Value, Beginning of Period...... $  25.06  $  29.34  $  25.11  $  17.62  $  15.58      $23.50
                                           --------  --------  --------  --------  --------      ------
Income From Investment Operations
Net Investment Income (Loss)..............     0.00      0.03     (0.01)     0.04      0.02        0.00
Net Realized and Unrealized Gain (Loss) on
 Investments..............................    (2.91)    (3.99)     8.34      8.37      3.92       (2.86)
                                           --------  --------  --------  --------  --------      ------
    Total From Investment Operations......    (2.91)    (3.96)     8.33      8.41      3.94       (2.86)
                                           --------  --------  --------  --------  --------      ------
Less Distributions
Distributions From Net Investment
 Income...................................    (0.07)    (0.09)     0.00     (0.04)    (0.02)       0.00
Distributions From Net Realized Capital
 Gains....................................    (1.34)     0.00     (0.01)     0.00      0.00        0.00
Distributions in Excess of Net Realized
 Capital Gains............................     0.00     (0.23)    (4.09)    (0.88)    (1.88)       0.00
                                           --------  --------  --------  --------  --------      ------
    Total Distributions...................    (1.41)    (0.32)    (4.10)    (0.92)    (1.90)       0.00
                                           --------  --------  --------  --------  --------      ------
Net Asset Value, End of Period............ $  20.74  $  25.06  $  29.34  $  25.11  $  17.62      $20.64
                                           ========  ========  ========  ========  ========      ======
Total Return (%)..........................    (12.0)    (13.7)     34.1      47.8      25.6       (12.2)(b)
Ratio of Operating Expenses to Average Net
 Assets (%)...............................     0.84      0.79      0.80      0.83      0.87        0.99 (c)
Ratio of Net Investment Income to Average
 Net Assets (%)...........................     0.00      0.23     (0.03)     0.19      0.12        0.00 (c)
Portfolio Turnover Rate (%)...............       88        88       128       119       137          88
Net Assets, End of Period (000)........... $788,097  $968,357  $841,053  $410,726  $205,318      $4,994

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                          Davis Venture Value Series

                                                                Class A                        Class E
                                            -----------------------------------------------  ------------
                                                                                             February 20,
                                                                                               2001(a)
                                                        Year Ended December 31,                through
                                            -----------------------------------------------  December 31,
                                              2001      2000     1999      1998      1997        2001
                                            --------  -------- --------  --------  --------  ------------
Net Asset Value, Beginning of Period....... $  29.20  $  26.67 $  23.15  $  20.80  $  16.09    $ 25.29
                                            --------  -------- --------  --------  --------    -------
Income From Investment Operations
Net Investment Income......................     0.12      0.16     0.12      0.16      0.18       0.02
Net Realized and Unrealized Gain (Loss) on
 Investments...............................    (3.07)     2.37     3.93      2.84      5.20      (1.96)
                                            --------  -------- --------  --------  --------    -------
    Total From Investment Operations.......    (2.95)     2.53     4.05      3.00      5.38      (1.94)
                                            --------  -------- --------  --------  --------    -------
Less Distributions
Distributions From Net Investment Income...    (0.15)     0.00    (0.12)    (0.16)    (0.14)      0.00
Distributions From Net Realized Capital
 Gains.....................................    (2.71)     0.00    (0.32)    (0.49)    (0.53)      0.00
Distributions in Excess of Net Realized
 Capital Gains.............................     0.00      0.00    (0.09)     0.00      0.00       0.00
                                            --------  -------- --------  --------  --------    -------
    Total Distributions....................    (2.86)     0.00    (0.53)    (0.65)    (0.67)      0.00
                                            --------  -------- --------  --------  --------    -------
Net Asset Value, End of Period............. $  23.39  $  29.20 $  26.67  $  23.15  $  20.80    $ 23.35
                                            ========  ======== ========  ========  ========    =======
Total Return (%)...........................    (11.1)      9.5     17.5      14.4      33.5       (7.7)(b)
Ratio of Operating Expenses to Average Net
 Assets Before Expense Reductions (%)......     0.83      0.79     0.81      0.83      0.90       0.98 (c)
Ratio of Operating Expenses to Average Net
 Assets After Expense Reductions (%) (d)...     0.82      0.79       --        --        --       0.97 (c)
Ratio of Net Investment Income to Average
 Net Assets (%)............................     0.55      0.62     0.55      0.82      0.94       0.47 (c)
Portfolio Turnover Rate (%)................       21        25       22        25        17         21
Net Assets, End of Period (000)............ $878,630  $925,265 $655,599  $440,351  $280,448    $42,132
The Ratios of Operating Expenses to Average
 Net Assets without giving effect to the
 voluntary expense agreement would have
 been (%)..................................       --        --       --        --      0.90         --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                          FI Structured Equity Series

                                                                          Class A                         Class E
                                                     ------------------------------------------------  --------------

                                                                                                       May 1, 2001(a)
                                                                  Year Ended December 31,                 through
                                                     ------------------------------------------------   December 31,
                                                       2001      2000      1999      1998      1997         2001
                                                     --------  --------  --------  --------  --------  --------------
Net Asset Value, Beginning of Period................ $ 183.39  $ 198.49  $ 208.34  $ 179.98  $ 151.77     $177.17
                                                     --------  --------  --------  --------  --------     -------
Income From Investment Operations
Net Investment Income...............................     1.06      1.16      1.78      1.30      1.37        0.14
Net Realized and Unrealized Gain (Loss) on
 Investments........................................   (26.45)   (11.28)    17.51     42.44     48.76      (21.03)
                                                     --------  --------  --------  --------  --------     -------
    Total From Investment Operations                   (25.39)   (10.12)    19.29     43.74     50.13      (20.89)
                                                     --------  --------  --------  --------  --------     -------
Less Distributions
Distributions From Net Investment Income............    (1.49)     0.00     (1.78)    (1.31)    (1.35)       0.00
Distributions From Net Realized Capital Gains.......     0.00     (4.98)   (27.36)   (14.07)   (20.57)       0.00
                                                     --------  --------  --------  --------  --------     -------
    Total Distributions.............................    (1.49)    (4.98)   (29.14)   (15.38)   (21.92)       0.00
                                                     --------  --------  --------  --------  --------     -------
Net Asset Value, End of Period...................... $ 156.51  $ 183.39  $ 198.49  $ 208.34  $ 179.98     $156.28
                                                     ========  ========  ========  ========  ========     =======
Total Return (%)....................................    (13.9)     (5.2)      9.4      24.4      33.5       (11.8)(b)
Ratio of Operating Expenses to Average Net Assets
 Before Expense Reductions (%)                           0.78      0.73      0.74      0.78      0.82        0.93 (c)
Ratio of Operating Expenses to Average Net Assets
 After Expense Reductions (%) (d)                        0.74      0.70        --        --        --        0.89 (c)
Ratio of Net Investment Income to Average Net
 Assets (%).........................................     0.60      0.61      0.94      0.80      0.91        0.61 (c)
Portfolio Turnover Rate (%).........................      154       138       115       100        93         154
Net Assets, End of Period (000)..................... $298,982  $388,127  $417,540  $281,557  $152,738     $ 1,527

--------
(a)  Commencement of operations.
(b)  Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                      Harris Oakmark Focused Value Series

                                                      Class A                        Class B       Class E
                                  -----------------------------------------------  ------------  ------------
                                              Year Ended December 31,              February 20,     May 1,
                                  -----------------------------------------------    2001(a)       2001(a)
                                                                                     through       through
                                                                                   December 31,  December 31,
                                    2001      2000     1999      1998      1997        2001          2001
                                  --------  -------- --------  --------  --------  ------------  ------------
Net Asset Value, Beginning of
 Period.......................... $ 146.67  $ 121.71 $ 122.85  $ 170.59  $ 157.88    $159.20       $164.26
                                  --------  -------- --------  --------  --------    -------       -------
Income From Investment
 Operations
Net Investment Income............     0.42      1.15     1.36      1.09      0.00       0.01          0.02
Net Realized and Unrealized Gain
 (Loss) on Investments...........    40.09     23.81    (0.97)   (11.41)    27.12      25.04         20.89
                                  --------  -------- --------  --------  --------    -------       -------
    Total From Investment
     Operations..................    40.51     24.96     0.39    (10.32)    27.12      25.05         20.91
                                  --------  -------- --------  --------  --------    -------       -------
Less Distributions
Distributions From Net
 Investment Income...............    (1.06)     0.00    (1.36)    (1.09)     0.00       0.00          0.00
Distributions in Excess of Net
 Investment Income...............     0.00      0.00    (0.17)     0.00      0.00       0.00          0.00
Distributions From Net Realized
 Capital Gains...................     0.00      0.00     0.00    (36.08)   (14.41)      0.00          0.00
Distributions in Excess of Net
 Realized Capital Gains..........     0.00      0.00     0.00     (0.25)     0.00       0.00          0.00
                                  --------  -------- --------  --------  --------    -------       -------
    Total Distributions..........    (1.06)     0.00    (1.53)   (37.42)   (14.41)      0.00          0.00
                                  --------  -------- --------  --------  --------    -------       -------
Net Asset Value, End of Period... $ 186.12  $ 146.67 $ 121.71  $ 122.85  $ 170.59    $184.25       $185.17
                                  ========  ======== ========  ========  ========    =======       =======
Total Return (%).................     27.8      20.5      0.3      (5.5)     17.4       15.7 (b)      12.7 (b)
Ratio of Operating Expenses to
 Average Net Assets Before
 Expense Reductions (%)..........     0.87      0.90     0.88      0.88      0.85       1.12 (c)      1.02 (c)
Ratio of Operating Expenses to
 Average Net Assets After
 Expense Reductions (%) (d)......     0.84        --       --        --        --       1.09 (c)      0.99 (c)
Ratio of Net Investment Income to
 Average Net Assets (%)..........     0.43      0.98     1.08      0.66     (0.16)      0.02 (c)      0.09 (c)
Portfolio Turnover Rate (%)......       28       143      119       171        49         28            28
Net Assets, End of Period (000).. $370,959  $139,518 $109,280  $112,997  $114,617    $24,082       $10,416
The Ratios of Operating Expenses
 to Average Net Assets without
 giving effect to the voluntary
 expense agreement would have
 been (%)........................       --      0.96       --      0.90      0.86         --            --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                        Loomis Sayles Small Cap Series

                                                              Class A                         Class E
                                         ------------------------------------------------  --------------
                                                                                           May 1, 2001(a)
                                                      Year Ended December 31,                 through
                                         ------------------------------------------------   December 31,
                                           2001      2000      1999      1998      1997         2001
                                         --------  --------  --------  --------  --------  --------------
Net Asset Value, Beginning of Period.... $ 210.41  $ 201.73  $ 153.52  $ 158.92  $ 144.29     $179.40
                                         --------  --------  --------  --------  --------     -------
Income From Investment Operations
Net Investment Income...................     0.34      0.42      0.51      1.24      1.22        0.07
Net Realized and Unrealized Gain (Loss)
 on Investments.........................   (19.28)    10.13     48.23     (4.01)    34.11       (2.44)
                                         --------  --------  --------  --------  --------     -------
    Total From Investment Operations....   (18.94)    10.55     48.74     (2.77)    35.33       (2.37)
                                         --------  --------  --------  --------  --------     -------
Less Distributions
Distributions From Net Investment Income    (0.53)    (0.01)    (0.53)    (1.24)    (1.21)       0.00
Distributions From Net Realized Capital
 Gains..................................   (12.67)    (1.86)     0.00     (1.32)   (19.49)       0.00
Distributions in Excess of Net Realized
 Capital Gains..........................    (1.02)     0.00      0.00     (0.07)     0.00        0.00
                                         --------  --------  --------  --------  --------     -------
    Total Distributions.................   (14.22)    (1.87)    (0.53)    (2.63)   (20.70)       0.00
                                         --------  --------  --------  --------  --------     -------
Net Asset Value, End of Period.......... $ 177.25  $ 210.41  $ 201.73  $ 153.52  $ 158.92     $177.03
                                         ========  ========  ========  ========  ========     =======
Total Return (%)........................     (8.8)      5.2      31.8      (1.7)     24.9        (1.3)(b)
Ratio of Operating Expenses to Average
 Net Assets Before Expense Reductions
 (%)....................................     1.00      0.96      1.00      1.00      1.00        1.15 (c)
Ratio of Operating Expenses to Average
 Net Assets After Expense Reductions
 (%) (d)................................     1.00      0.95        --        --        --        1.15 (c)
Ratio of Net Investment Income to
 Average Net Assets (%).................     0.18      0.22      0.34      0.88      0.97        0.27 (c)
Portfolio Turnover Rate (%).............      111       148       146       111        87         111
Net Assets, End of Period (000)......... $406,525  $486,439  $322,318  $238,589  $200,105     $ 2,142
The Ratios of Operating Expenses to
 Average Net Assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........     1.00      0.95      1.10      1.10      1.14        1.15

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                            NEW ENGLAND ZENITH FUND
               501 Boylston Street, Boston, Massachusetts 02116
                                (800) 356-5015

Statement of Additional Information (SAI)

The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund's annual and semi-annual reports to shareholders contain additional information about each Series. The Fund's annual report discusses the market conditions and investment strategies that significantly affected each Series' performance during its last fiscal year. The financial statements in the Fund's most recent annual report to shareholders are incorporated by reference into this prospectus.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Series, or make shareholder inquiries by calling toll free
(800) 356-5015.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

New England Zenith Fund's Investment Company Act file number is 811-3728.

                            NEW ENGLAND ZENITH FUND

                                    Class A
                                    Class B
                                    Class E

MONEY MARKET SERIES                       EQUITY SERIES

State Street Research Money Market Series Alger Equity Growth Series
                                          Davis Venture Value Series
FIXED-INCOME SERIES                       FI Structured Equity Series (formerly
                                            Westpeak Growth and Income Series)
Salomon Brothers Strategic Bond           Harris Oakmark Focused Value Series
  Opportunities Series                      (formerly, Harris Oakmark Mid Cap
Salomon Brothers U.S. Government Series     Value Series)
State Street Research Bond Income Series  Loomis Sayles Small Cap Series
                                          MFS Investors Trust Series
EQUITY AND FIXED-INCOME SERIES            MFS Research Managers Series

Balanced Series
MFS Total Return Series

This prospectus is designed to help you decide whether to invest in the Fund and which Series best match your investment objectives. The prospectus is divided into three Sections:

   I   A brief overview of the structure of the Fund and the Series.

   II Information about each Series, including investment objectives, investment strategies and risks.

   III Other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                  MAY 1, 2002

                               TABLE OF CONTENTS

Section I--Overview of New England Zenith Fund.......................  B-3
Section II--Information about each Series............................  B-5
Section III--Other Information about the Fund........................ B-67
Financial Highlights................................................. B-70

                         Information about each Series
                         -----------------------------
State Street Research Money Market Series............................  B-6
Salomon Brothers Strategic Bond Opportunities Series.................  B-9
Salomon Brothers U.S. Government Series.............................. B-14
State Street Research Bond Income Series............................. B-18
Balanced Series...................................................... B-25
MFS Total Return Series.............................................. B-32
Alger Equity Growth Series........................................... B-36
Davis Venture Value Series........................................... B-38
FI Structured Equity Series.......................................... B-42
Harris- Oakmark Focused Value Series................................. B-47
Loomis Sayles Small Cap Series....................................... B-53
MFS Investors Trust Series........................................... B-59
MFS Research Managers Series......................................... B-63

                Section I--Overview of New England Zenith Fund

Organization

The Fund is a mutual fund, consisting of seventeen separate investment portfolios, which offers Class A, Class B and Class E shares. Thirteen of these portfolios (the "Series") are offered through this prospectus. MetLife Advisers, LLC ("MetLife Advisers") is the investment adviser to all the Series. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for the Series. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Trustees of the Fund relating to hiring and replacing subadvisers.

Each Series other than the Harris Oakmark Focused Value Series is a "diversified" fund. As a "non-diversified" fund, the Harris Oakmark Focused Value Series may hold fewer securities than the other Series. If the stocks held by this Series perform poorly, the Series could incur greater losses than if it had invested in a greater number of stocks.

Investors

Fund shares are offered only to separate accounts established by New England Life Insurance Company ("New England Financial"), Metropolitan Life Insurance Company ("Metropolitan Life"), MetLife Investors USA Insurance Company ("MetLife Investors"), General American Life Insurance Company ("General American") or other insurance companies affiliated with any of these insurance companies (the "Separate Accounts") and to certain eligible qualified retirement plans ("Qualified Plans"). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The Fund will offer shares directly to Qualified Plans through a separate prospectus. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts, or Qualified Plans that an investor in the Fund may pay under insurance or annuity contracts.

Types of Investments

Each Series invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income.

  Equity Securities

Equity securities include common stocks, preferred stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the "issuer" of the stock. Stocks often pay a dividend.

Investment advisers often characterize stocks as "growth stocks" or "value stocks." Generally, an investment adviser considers a stock to be a growth stock if it expects the company's earnings to grow more




A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.



A dividend is a payment made by a company to a shareholder that typically is based on the company's performance. A dividend may be paid as cash or additional securities.

rapidly than earnings of other companies. An investment adviser using a "growth" style of investing will be more likely than an adviser using a "value" style to buy a stock which is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as it would have otherwise, if the market does not agree with the subadviser's view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or "total return," of the Series that invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Each type of stock, such as stocks in different market capitalization categories, including "small cap," "mid cap," and "large cap," and in different investment style categories, such as value or growth, tend to go through cycles of performing better or worse than the stock market in general. These periods in the past have lasted for as long as several years.

  Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the maturity date, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Series invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or "yields." Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.




The maturity date is the date on which a fixed-income security "matures." This is the date on which the borrower must pay back the borrowed amount, which is known as the principal.

                   Section II--Information about each Series

This Section discusses the principal investment strategies and risks of investing in each Series. However, each Series may invest in securities and engage in certain investment practices not discussed below. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the back cover of the Prospectus to receive a free copy of the SAI.

Investment Objectives

The investment objective of each Series may be changed without shareholder approval.

Temporary Defensive Positions

Each Series intends normally to remain fully invested in its respective type of investments. However, for temporary defensive purposes in response to market, economic, political or other conditions, each Series, other than the Zenith Equity Series and the State Street Research Money Market Series, reserves the right to hold all or a substantial portion of its assets in cash or fixed-income investments. The types of securities in which a Series may invest include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. The FI Structured Equity Series may also invest without limitation in preferred stocks and investment grade debt instruments for temporary defensive purposes. No estimate can be made as to when or for how long a Series may employ a defensive strategy. Although a defensive strategy may help insulate a Series from a downturn in securities markets, it could prevent the Series from capturing the gains it would otherwise achieve if the Series did not employ a defensive strategy. The use of a defensive strategy may prevent a Series from achieving its investment objective.

Portfolio Turnover

Each Series may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Series may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

Investment Percentage Requirements and Capitalization

Several of the Series have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types of investments or to certain ranges of market capitalization. These percentage requirements and capitalization ranges apply at the time an investment is made. A change in the value of an investment after it is acquired does not create a violation of these policies or ranges.


Repurchase agreements are agreements under which a Series purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Series at a later date. Repurchase agreements allow a Series to earn a return on available cash at relatively low credit risk.

                   State Street Research Money Market Series

Investment Objective

The investment objective of the State Street Research Money Market Series ("Money Market") is a high level of current income consistent with preservation of capital.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Series, invests Money Market's assets in a managed portfolio of money market instruments. The Series may invest in the highest quality, short-term money market instruments or in U.S. government securities. The Series may invest in commercial paper and asset-backed securities, including those issued in Rule 144A and other private placement transactions. The Series also may invest in U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Series may invest all of its assets in any one type of security.

  Investment Selection

Money Market invests in short-term U.S. Government securities and corporate and asset-backed securities rated in the highest rating category by any two of Standard & Poor's, Moody's, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). U.S. Government securities include securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. Money Market may also invest in unrated securities, if they are determined by State Street Research to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker's acceptances and master demand notes.

The dollar-weighted average portfolio maturity of the Series may not exceed 90 days.

Principal Investment Risks

An investment in Money Market is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although Money Market seeks to preserve the value of your investment at $100.00 per share, it is possible to lose money by investing in Money Market.

Factors that could harm the investment performance of Money Market include:

   . A general decline in U.S. or foreign fixed-income security markets.


A money market fund is a type of mutual fund that only invests in certain types of high quality securities with short maturities. These securities are sometimes referred to as money market instruments.

Commercial paper is a kind of money market instrument issued to raise money for short-term purposes. Commercial paper may be issued by corporations to raise cash for their short-term, day-to-day, operational needs. Asset-backed commercial paper may be issued by intermediate trusts or similar entities that form pools of credit-card receivables or other assets used to back the commercial paper. Corporate or asset-backed commercial paper and other asset-backed securities are traded primarily among institutions.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

   . Poor performance of individual money market instruments held by Money
     Market, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

  Fixed-income Securities

Because of the short maturity and high credit quality of money market instruments, the risks associated with these instruments is generally lower than the risks associated with other fixed-income securities.

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A and other Private Placement Securities. The Series may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Series may not, however, purchase any security if, as a result, more than 10% of the Series' net assets would be invested in securities considered to be illiquid by State Street Research.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of Money Market for the last ten full calendar years. The table following the bar chart compares the average annual total returns of Money Market to the returns of the 91-Day Treasury Bill Rate. This information helps illustrate the volatility of Money Market's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to Money Market. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research.

                                    [CHART]


1992  1993  1994  1995  1996  1997  1998  1999  2000  2001
----  ----  ----  ----  ----  ----  ----  ----  ----  ----
3.8%  3.0%  4.0%  5.6%  5.1%  5.3%  5.3%  5.0%  6.2%  4.0%

During the period shown above, the highest quarterly return was 1.61% for the third quarter of 2000, and the lowest quarterly return was 0.57% for the fourth quarter of 2001. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                              Past One Year Past Five Years Past Ten Years
                              ------------- --------------- --------------
Class A......................     3.95%          5.11%          4.71%
Class B*.....................     3.69%          4.86%          4.46%
Class E**....................       N/A            N/A            N/A
91-Day Treasury Bill Rate....     3.25%          4.76%          4.51%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Class E shares of Money Market are being offered for the first time through this prospectus.

Portfolio Management

As of December 31, 2001, State Street Research managed approximately $46 billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

Money Market pays MetLife Advisers an investment advisory fee at the annual rate of 0.35% for the first $1 billion of the Series' average daily net assets, 0.30% for the next $1 billion, and 0.25% for amounts over $2 billion. For the year ended December 31, 2001, Money Market paid MetLife Advisers an investment advisory fee of 0.35% of the Series' average daily net assets.

             Salomon Brothers Strategic Bond Opportunities Series

Investment Objective

The investment objective of the Salomon Brothers Strategic Bond Opportunities Series ("Strategic Bond") is a high level of total return consistent with preservation of capital.

Principal Investment Strategies

Salomon Brothers Asset Management Inc ("SBAM"), subadviser to the Series, invests, under normal circumstances, at least 80% of Strategic Bond's assets in three classes of bonds and other fixed-income securities: (1) U.S. investment grade securities (including U.S. Government obligations), (2) U.S. and foreign high yield debt, and (3) foreign government securities.

  Investment Selection

SBAM determines how to invest Strategic Bond's assets in several steps:

SBAM has an investment committee consisting of senior portfolio managers that analyzes current interest rate trends and their impact on potential economic scenarios. This committee meets every month to revise its estimate of interest rate and general market trends. Based on this analysis, Strategic Bond's portfolio managers allocate assets among the various classes of securities in which the Series invests. Once this allocation is set, SBAM focuses on specific investment opportunities within those areas.

SBAM considers many factors when selecting individual fixed-income securities, including the interest rate of the security, the interval at which the interest rate adjusts, the date of maturity of the security and the creditworthiness of the issuer. SBAM also considers Strategic Bond's likely need for liquidity, which can be influenced by redemptions (and opportunities for purchases of other securities), and the duration of the portfolio, which will generally be approximately 4.5 years.

Principal Investment Risks

Investing in Strategic Bond involves risks. Strategic Bond may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Strategic Bond include:

   . A general decline in U.S. or foreign fixed-income security markets.

   . Poor performance of the classes of fixed-income securities held by Strategic Bond.




Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as ''investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Series' duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

   . Poor performance of individual fixed-income securities held by Strategic
     Bond, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage Dollar Roll Transactions. The Series may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Series sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Series earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser's ability to forecast mortgage prepayment patterns on different mortgage pools.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those




Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. SBAM may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, SBAM cannot assure that these techniques will be effective.

  Emerging Markets

Strategic Bond may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Series may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad fixed-income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Series could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Series might not be able to close out futures transactions without incurring substantial losses.

  High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.





A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date or an obligation to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.



Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

  High Yield, High Risk Foreign Securities

SBAM may invest up to 100% of Strategic Bond's total assets in high yield, high risk foreign securities. High yield, high risk foreign securities are typically issued by issuers in emerging market countries, and will therefore be subject to emerging market risks in addition to risks of foreign securities described above. Other risks may include high interest rates and under collateralization.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Strategic Bond for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Strategic Bond to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Strategic Bond's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay.

                                    [CHART]


1995   1996   1997   1998  1999  2000  2001
-----  -----  -----  ----  ----  ----  ----
19.4%  14.4%  11.1%  2.0%  1.4%  7.0%  6.6%

During the period shown above, the highest quarterly return was 9.84% for the second quarter of 1995, and the lowest quarterly return was -2.44% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                      Life of the Series
                                      Past One Year Past Five Years   (October 31, 1994)
                                      ------------- --------------- -----------------------
Class A..............................      6.63%           5.66%             8.32%
Class B*.............................        N/A             N/A               N/A
Class E**............................      6.67%           5.51%             8.17%
Lehman Brothers Aggregate Bond
  Index..............................      8.44%           7.43%             8.25%
Lipper Variable Products General Bond                               Data only available for
  Fund Average.......................      5.76%           5.27%    full one-year periods

--------
* Class B shares of Strategic Bond are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Portfolio Management

As of December 31, 2001, SBAM managed approximately $31.5 billion in assets. SBAM is located at 399 Park Avenue, New York, New York 10022.

SBAM may delegate to its affiliate, Salomon Brothers Asset Management Limited ("SBAM Ltd."), any of its responsibilities with respect to transactions of Strategic Bond in foreign currencies and debt securities denominated in foreign currencies. SBAM Ltd. is located at Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England.

Roger Lavan is primarily responsible for the day-to-day management of the investment grade portion of Strategic Bond's portfolio. Mr. Lavan joined SBAM as Director and Portfolio Manager in 1990.

Peter Wilby is primarily responsible for the day-to-day management of the high yield and foreign sovereign securities portion of Strategic Bond's portfolio. Mr. Wilby joined SBAM in 1989 and is a Managing Director of SBAM.

David Scott is primarily responsible for the day-to-day management of currency transactions and certain non-dollar denominated debt securities investments of Strategic Bond's portfolio. Mr. Scott joined SBAM in 1994 and is a Managing Director of SBAM.

Strategic Bond pays MetLife Advisers an investment advisory fee at the annual rate of 0.65% of the Series' average daily net assets. For the year ended December 31, 2001, Strategic Bond paid MetLife Advisers an investment advisory fee at the same rate.

                    Salomon Brothers U.S. Government Series

Investment Objective

The investment objective of the Salomon Brothers U.S. Government Series (the "U.S. Government Series") is a high level of current income consistent with preservation of capital and maintenance of liquidity.

Principal Investment Strategies

Salomon Brothers Asset Management Inc ("SBAM"), subadviser to the Series, generally invests at least 80% of the assets of the U.S. Government Series in fixed-income securities issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities ("U.S. Government Securities"), including repurchase agreements collateralized by U.S. Government Securities, and collateralized mortgage obligations ("CMOs") that relate to U.S. Government Securities. The U.S. Government Series may also invest up to 20% of its total assets in investment grade fixed-income securities that are not U.S. Government Securities.

  Investment Selection

SBAM determines how to invest assets of the U.S. Government Series in several steps.

SBAM has an investment committee consisting of senior portfolio managers that analyzes current interest rate trends and their impact on potential economic scenarios. This committee meets every month to revise its estimate of interest rate and general economic trends. Based on this analysis, portfolio managers of the Series allocate assets among various classes of securities, including U.S. Treasury securities and securities of agencies or instrumentalities of the U.S. Government, mortgage-backed assets and investment grade fixed-income securities. The mortgage-backed assets in which the Series invests include GNMA and FNMA mortgage-backed securities as well as privately issued mortgage-backed securities, including CMOs.

SBAM considers many factors when selecting individual fixed-income securities, including the interest rate of the security, the interval at which that interest rate adjusts, the date of maturity of the security and the creditworthiness of the issuer. SBAM also considers the U.S. Government Series' likely need for liquidity, which can be influenced by redemptions and opportunities for purchases of other securities, and the duration of the portfolio, which SBAM will normally maintain between 2.5 and 5 years.



Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade".

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Series' duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

Principal Investment Risks

Investing in the U.S. Government Series involves risks. The U.S. Government Series may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the U.S. Government Series include:

   . A general decline in fixed-income security markets.

   . Poor performance of the types of fixed-income securities in which U.S.
     Government Series invests relative to other fixed-income securities.

   . Poor performance of individual fixed-income securities held by the U.S.
     Government Series, which may be due to interest rate risk or credit risk.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Collateralized Mortgage Obligations (CMOs). One type of security in which the U.S. Government Series can invest is a CMO. CMOs are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the U.S. Government Series are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government Securities.

Mortgage Dollar Roll Transactions. The Series may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Series sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Series earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser's ability to forecast mortgage prepayment patterns on different mortgage pools.




Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is called a premium.

  Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Series may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad fixed-income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Series could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Series might not be able to close out futures transactions without incurring substantial losses.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the U.S. Government Series for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of the U.S. Government Series to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of the returns of the U.S. Government Series. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay.
                                    [CHART]


1995     15.0
1996      3.3
1997      8.6
1998      7.5
1999      0.2
2000     10.5
2001      6.7

During the period shown above, the highest quarterly return was 5.52% for the second quarter of 1995, and the lowest quarterly return was -1.45% for the first quarter of 1996. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                       Life of the Series
                                       Past One Year Past Five Years   (October 31, 1994)
                                       ------------- --------------- -----------------------
Class A...............................     6.72%          6.63%                        7.22%
Class B*..............................       N/A           N/A-                          N/A
Class E**.............................     6.57%          6.48%                        7.07%
Lehman Brothers Intermediate
  Government Bond Index...............     8.42%          7.06%                        7.44%
Lipper Variable Products U.S. Mortgage                               Data only available for
  and GNMA Fund Average***............     7.40%          6.90%      full one-year periods

--------
* Class B shares of U.S. Government are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.
*** Includes all funds in the Lipper Variable Products U.S. Mortgage Fund
    Average and the Lipper Variable Products GNMA Fund Average.

Portfolio Management

As of December 31, 2001, SBAM managed approximately $31.5 billion in assets. SBAM is located at 399 Park Avenue, New York, New York 10022.

Roger Lavan has been primarily responsible for the day-to-day management of the U.S. Government Series since its inception. Mr. Lavan joined SBAM as Director and Portfolio Manager in 1990.

U.S. Government Series pays MetLife Advisers an investment advisory fee at the annual rate of 0.55% of the Series' average daily net assets. For the year ended December 31, 2001, U.S. Government Series paid MetLife Advisers an investment advisory fee at the same rate.

                   State Street Research Bond Income Series

Investment Objective

The investment objective of the State Street Research Bond Income Series ("Bond Income") is a competitive total return primarily from investing in fixed-income securities.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Series, invests, under normal circumstances, at least 80% of Bond Income's assets in fixed-income securities. You will receive 60 days prior notice if this 80% minimum is going to change. The Series may invest in investment grade fixed-income securities, obligations of the U.S. Treasury or any U.S. government agency, mortgage-backed and asset-backed securities, corporate debt securities of U.S. and foreign issuers, and cash equivalents. The Series may also invest in securities through Rule 144A and other private placement transactions.

Bond Income may also invest up to 30% of its total assets in a combination of
(i) non-U.S. dollar-denominated securities (not exceeding 20% of the Series' total assets); (ii) lower quality, high yield securities (not exceeding 20% of the Series total assets) and (iii) securities of issuers located in developing or emerging market countries (not exceeding 10% of the Series' total assets). (Securities purchased by the Series within the 10% limit in clause (iii) will not be counted toward the limits in clauses (i) or (ii), but will be counted toward the overall 30% limit.)

In addition to bonds, Bond Income's high yield securities may include convertible bonds, convertible preferred stocks, and warrants and other securities attached to bonds or other fixed- income securities.

The Series may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Series or to adjust the Series' duration.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as ''investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

A futures contract is an obligation to buy or sell an asset on a specified future date or an obligation to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

The Series may also invest in payment-in-kind securities, structured securities, when-issued securities, and zero coupon bonds.

  Investment Selection

State Street Research establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. State Street Research also allocates the Series' investments among bond market sectors (such as U.S. Treasury securities, U.S. government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. State Street Research also decides how the Series' portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, State Street Research relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

Although Bond Income does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of its foreign currency exposure.

State Street Research monitors and adjusts the Series' investments to try to maintain a duration generally within 1 1/2 years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2001, the duration of this index was
4.54 years.

Principal Investment Risks

Investing in Bond Income involves risks. Bond Income may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Bond Income include:

   . A general decline in U.S. or foreign fixed-income security markets.

   . Poor performance of individual fixed-income securities held by Bond
     Income, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Series' duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets. Bond Income may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts or futures contracts, to manage these risks. Although State Street Research does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of the Series' foreign currency exposure. However, State Street Research cannot assure that these techniques will be effective.

  Other Risks

Rule 144A and other Private Placement Securities. The Series may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Series may not, however, purchase any security if, as a result, more than 15% of the Series' net assets would be invested in securities considered to be illiquid by State Street Research.

Payment-in-Kind (PIK) Securities. The Series may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

Structured Securities. The Series may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities. The Series may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Zero (or Step) Coupons. The Series may invest in zero coupon securities. A zero coupon security is a debt security that is



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Series and the Series is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Series to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Warrants. The Series may invest in warrants and other equity securities attached to high yield bonds and other fixed-income securities. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities, but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Asset-backed Securities. The Series may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Convertible Securities. The Series may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying equity security.

New Securities. The Series may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Series' objective and strategies.

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of Bond Income for the last ten full calendar years. The table following the bar chart compares the average annual total returns of Bond Income to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Bond Income's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to Bond Income. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research.
                                    [CHART]


1992         8.2
1993        12.6
1994        (3.4)
1995        21.2
1996         4.6
1997        10.9
1998         9.0
1999        (0.5)
2000         8.1
2001         8.8

During the period shown above, the highest quarterly return was 7.65% for the second quarter of 1995, and the lowest quarterly return was -3.05% for the first quarter of 1994. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31


                                                 Past One Year Past Five Years Past Ten Years
                                                 ------------- --------------- --------------
Class A.........................................     8.82%          7.21%          7.77%
Class B*........................................     8.57%          6.96%          7.52%
Class E**.......................................       N/A            N/A            N/A
Lehman Brothers Intermediate
  Government/Credit Index.......................     8.96%          7.10%          6.81%
Lehman Brothers Aggregate Bond Index***.........     8.44%          7.43%          7.23%
Lipper Variable Products Intermediate Investment
  Grade Debt Fund Average.......................     8.24%          6.61%          6.77%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Class E shares of Bond Income are being offered for the first time through this prospectus.
*** In the future, the Series' performance will be compared to the Lehman
    Brothers Aggregate Bond Index, instead of the Lehman Brothers Government/Credit Index. The Aggregate Bond Index more accurately describes the universe of securities in which the Series currently invests.

Portfolio Management

As of December 31, 2001, State Street Research managed approximately $46 billion in assets. State Street Research, an affiliate of MetLife, is located at One Financial Center, Boston, Massachusetts 02111.

State Street Research's Fixed Income Team is responsible for managing the portfolio and for making decisions with regard to duration targets, to yield curve positioning, and to weightings of sectors and types of securities.

Bond Income pays MetLife Advisers an investment advisory fee at the annual rate of 0.40% for the first $1 billion of the Series' average daily net assets, 0.35% for the next $1 billion, 0.30% for the next $1 billion and 0.25% for amounts over $3 billion. For the year ended December 31, 2001, Bond Income paid MetLife Advisers an investment advisory fee of 0.40% of the Series' average daily net assets.

                                Balanced Series

Investment Objective

The investment objective of the Balanced Series is long-term total return from a combination of capital appreciation and current income.

Principal Investment Strategies

Wellington Management Company, LLP ("Wellington Management"), subadviser to the Series, invests the Balanced Series' assets in a balanced portfolio of stocks and bonds. The "neutral position" of the Balanced Series portfolio consists of 60% stocks and other equity securities and 40% U.S. and foreign bonds. In response to current market conditions, Wellington Management may vary the percentage of the Balanced Series invested in equity securities from 50% to 70% of the Balanced Series' total assets and the fixed-income investments from 30% to 50% of the Series' total assets. Wellington Management will invest the equity portion of the Balanced Series primarily in stocks of U.S. companies with larger market capitalizations (generally greater than $6 billion), using a blend of top-down sector analysis and bottom-up security selection. Wellington Management will invest the fixed-income portion of the Balanced Series in investment grade U.S. corporate and U.S. government fixed-income securities and, to a lesser extent, U.S. high yield debt and fixed-income securities of foreign issuers, including companies and governments of emerging market countries.

  Investment Selection

Asset Allocation. Wellington Management invests 50% to 70% of the Balanced Series' total assets in equity securities and 30% to 50% of the Series' total assets in fixed-income securities. Wellington Management will divide the Balanced Series' assets between equity and fixed income securities based on Wellington Management's judgement of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category.

Equity Securities. Wellington Management invests the equity portfolio of the Balanced Series using a combination of top-down industry and sector analysis and bottom-up stock selection. Macro-economic data, such as changes in the Gross Domestic Product (GDP), rates of employment, and interest rates, are considered to identify sectors of the economy and industries which Wellington Management believes will grow faster than the U.S. economy. Wellington Management also attempts to identify long-term broad "themes" based on, for example, demographic trends, technological developments, and political and social developments in the U.S. and abroad.



Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgement, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

Wellington Management selects for the Balanced Series stocks of issuers which Wellington Management believes have the following attributes:

  .  leadership position within an industry;

  .  a strong balance sheet;

  .  a high return on equity;

  .  sustainable or increasing dividends;

  .  a strong management team;

  .  a globally competitive position.

Wellington Management may also consider general investor opinion as to whether a stock will continue to gain in value when evaluating stocks priced at historically high levels.

Wellington Management continually monitors each stock in the Series' portfolio and considers selling a stock when:

   . fundamentals deteriorate;

   . the stock appears overpriced.

Fixed-income Securities. Wellington Management also uses a blend of top-down market analysis and bottom-up security analysis when making selections for the Balanced Series' fixed-income portfolio, which may consist of a variety of securities, including, but not limited to:

   . U.S. government bonds

   . mortgage-backed securities

   . asset-backed securities

   . Yankee Bonds

   . investment grade U.S. corporate bonds

   . high yield U.S. corporate bonds

   . foreign government and supranational bonds

   . emerging market debt.

Wellington Management combines quantitative modeling and subjective judgement first to determine the fixed-income portfolio's average duration and industry sector weightings. Under normal market conditions, the duration of the Series' fixed-income portfolio will be within one year of the average duration of the Lehman Brothers Aggregate Bond Index. As of December 31, 2001, the average duration of this Index was 4.45 years.

Wellington Management may invest up to 25% of the Balanced Series' fixed-income portfolio in high yield and non-U.S. dollar bonds and up to 10% of the fixed-income portfolio in emerging market debt. For a description of the risks associated with investing in emerging markets, and foreign markets generally, see "Principal Investment Risks" below.



Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Yankee Bonds are fixed-income securities issued by foreign companies in U.S. dollars.

Supranational bonds are issued by organizations governed by representatives from different countries (e.g., the World Bank) to finance reconstruction and development projects around the world.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Series' duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

Principal Investment Risks

Investing in the Balanced Series involves risk. The Balanced Series may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Balanced Series include:

   . A general decline in U.S. stock or U.S. or foreign fixed-income markets.

   . Poor performance of individual equity securities held by the Balanced
     Series or of large capitalization stocks in general.

   . Poor performance of fixed-income securities held by the Balanced Series, which may be due to interest rate risk or credit risk.

   . Poor performance of equity securities relative to fixed-income securities when Wellington Management emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when Wellington Management invests relatively more of the Balanced Series' assets in fixed-income securities.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.





Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Wellington Management may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Wellington Management cannot assure that these techniques will be effective.

  Emerging Markets

The Balanced Series may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Series may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity or fixed-income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Series could




A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Series might not be able to close out futures transactions without incurring substantial losses.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Balanced Series for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of the Balanced Series to the returns of two relevant broad-based securities market indexes and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of the returns of the Balanced Series. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay. On May 1, 2000, Wellington Management succeeded Loomis, Sayles & Company, L.P. ("Loomis Sayles") as subadviser to the Balanced Series. The performance information set forth below relates to the life of the Series and, therefore, reflects the management of both Loomis Sayles and Wellington Management.

                                    [CHART]


1995    1996    1997    1998     1999     2000     2001
-----   -----   -----   ----    ------   ------   ------
24.8%   16.9%   16.2%   9.1%    (5.1)%   (1.9)%   (4.5)%



During the period shown above, the highest quarterly return was 9.65% for the fourth quarter of 1998, and the lowest quarterly return was -8.60% for the third quarter of 1999. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                       Life of the Series
                                       Past One Year Past Five Years   (October 31, 1994)
                                       ------------- --------------- -----------------------
Class A...............................     -4.45%          2.43%                       7.18%
Class B*..............................        N/A            N/A                         N/A
Class E**.............................     -4.59%          2.28%                       7.03%
S&P 500 Index.........................    -11.88%         10.70%                      15.15%
Lehman Brothers Government/Credit
  Index...............................      8.50%          7.37%                       8.20%
Lipper Variable Products Balanced Fund                               Data only available for
  Average.............................     -2.87%          8.16%     full one-year periods

--------
* Class B shares of the Balanced Series are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Portfolio Management

Wellington Management has been in the investment management business since 1928. As of December 31, 2001, the company managed approximately $311 billion in assets. Wellington Management's address is 75 State Street, Boston, Massachusetts 02109.

Maya K. Bittar, CFA, manages the equity portion of the Series and Thomas L. Pappas, CFA, manages the fixed-income portion of the Series. Ms. Bittar is a Vice President of Wellington Management and has been a Portfolio Manager there since she joined Wellington Management in

1998. From 1993 until she joined Wellington Management, Ms. Bittar was employed by Firstar Investment Research and Management Company. Mr. Pappas is a Senior Vice President and Partner of Wellington Management. He has been employed by Wellington Management since 1987.

The Balanced Series pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Series' average daily net assets and 0.675% for amounts over $200 million. For the year ended December 31, 2001, the Balanced Series paid MetLife Advisers an investment advisory fee of 0.70% of the Series' average daily net assets.

                            MFS Total Return Series

Investment Objective

The investment objective of the MFS Total Return Series ("Total Return") is a favorable total return through investment in a diversified portfolio.

Principal Investment Strategies

Massachusetts Financial Services Company ("MFS"), subadviser to the Series, normally invests at least 40%, but not more than 75%, of Total Return's net assets in common stocks and related securities (referred to as "equity securities") such as preferred stock and bonds, warrants or rights convertible into stock. The Series may also invest in depositary receipts for such equity securities. The Series may vary the percentage of its assets invested in any one type of security (within the limits described above) in accordance with MFS's interpretation of economic and money market conditions, fiscal and monetary policy, and security values. The Series focuses on undervalued equity securities issued by companies with large market capitalizations ($5 billion or more). Total Return may invest in fixed-income securities such as corporate bonds, U.S. government securities, mortgage-backed securities and asset-backed securities. The Series normally invests at least 25% of its net assets in non-convertible fixed-income securities. The fixed-income portion of the Series' portfolio invests primarily in investment grade fixed- income securities, but the Series may invest up to 20% of its net assets in lower quality, high yield securities. Consistent with the principal investment strategies above, the Series may invest up to 20% of its net assets in foreign securities.

  Investment Selection

Equity Securities. Total Return will generally invest in equity securities of companies MFS believes are undervalued relative to their long-term potential due to a decline in the financial markets, poor economic conditions generally, developments in the issuer's industry, or because the market has simply overlooked them. Undervalued equity securities generally have relatively lower price-to-book, price-to-sales and/or price-to-earnings ratios. MFS uses a bottom-up investment style in managing the equity portion of the Series. This means that securities are selected based upon MFS's assessment of the earnings, cash flows, competitive position and management abilities of the issuer.

Fixed-income Securities. In selecting fixed-income investments for the Series, MFS considers the view of its large group of fixed-income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed-income markets. In assessing the credit quality of fixed-income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but also performs its own independent credit analysis.



Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

Principal Investment Risks

Investing in Total Return involves risks. The Series may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Series include:

   . A general decline in U.S. or foreign equity or fixed-income markets.

   . Poor performance of individual equity securities held by Total Return or of large capitalization stocks in general.

   . Poor performance of fixed-income securities held by Total Return, which may be due to interest rate risk or credit risk.

   . Poor performance of equity securities relative to fixed-income securities when MFS emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when MFS invests relatively more of the Series' assets in fixed-income securities.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that






Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.


Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is called a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Total Return Series for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Total Return Series to the returns of two relevant broad-based securities market indexes and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of the returns of the Total Return Series. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay. On July 1, 2001, MFS succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to Total Return. The performance information set forth below relates to the life of the Series and, therefore, reflects the management of both Back Bay Advisors and MFS.
                                    [CHART]


1992         6.7
1993        10.6
1994        (1.1)
1995        31.3
1996        15.0
1997        26.6
1998        19.7
1999        10.0
2000        (3.4)
2001        (3.8)

During the period shown above, the highest quarterly return was 14.88% for the fourth quarter of 1998, and the lowest quarterly return was -7.39% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                 Past One Year Past Five Years Past Ten Years
                                                 ------------- --------------- --------------
Class A.........................................     -3.80%         9.13%          10.56%
Class B*........................................        N/A           N/A             N/A
Class E*........................................        N/A           N/A             N/A
S&P 500 Index...................................    -11.88%        10.70%          12.93%
Lehman Brothers Government/Credit Index.........      8.50%         7.37%           7.27%
Lipper Variable Products Flexible Portfolio Fund
  Average.......................................     -5.27%         8.06%           9.74%

--------
* Class B and Class E shares of Total Return are being offered for the first time through this prospectus.

Portfolio Management

As of December 31, 2001, MFS managed approximately $137.2 billion in assets worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

Total Return is managed by a team of portfolio managers.

Total Return pays MetLife Advisers an investment advisory fee at the annual rate of 0.50% of the Series' average daily net assets. For the year ended December 31, 2001, Total Return paid MetLife Advisers an investment advisory fee at the same rate.

                          Alger Equity Growth Series

Investment Objective

The investment objective of the Alger Equity Growth Series ("Equity Growth") is long-term capital appreciation.

Principal Investment Strategies

Fred Alger Management, Inc. ("Alger"), subadviser to the Series, invests, under normal circumstances, Equity Growth's assets primarily in growth stocks. Alger will ordinarily invest at least 80% of Equity Growth's assets in equity securities. You will receive 60 days prior notice if this 80% minimum is going to change. The Series will invest in equity securities of issuers with a market capitalization of $1 billion or greater.

  Stock Selection

Alger seeks out and invests primarily in companies that are traded on domestic stock exchanges or in the domestic over-the-counter market. The companies Alger chooses for the portfolio of the Series may still be in the development stage, may be older companies that appear to be entering a new stage of growth progress due to factors like management changes or development of new technologies, products or markets, or may be companies providing products or services with a high unit volume growth rate. Alger focuses on fundamental characteristics of individual companies and does not allocate assets based on specific industry sectors.

Principal Investment Risks

Investing in Equity Growth involves risks. Equity Growth may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Equity Growth include:

   . A general decline in U.S. stock markets.

   . Poor performance of individual stocks held by Equity Growth or of growth stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Equity Growth for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Equity Growth to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Equity Growth's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay.

                                    [CHART]


1995   1996   1997   1998   1999   2000    2001
----   ----   ----   ----   ----   ----    ----
48.8   13.2   25.6   47.8   34.1   (13.7)  (12.0)

During the period shown above, the highest quarterly return was 26.06% for the fourth quarter of 1998, and the lowest quarterly return was -18.48% for the third quarter of 2001. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                     Life of Series
                                   Past One Year Past Five Years   (October 31, 1994)
                                   ------------- --------------- -----------------------
Class A...........................    -12.01%          13.59%                     16.83%
Class B*..........................        N/A             N/A                        N/A
Class E**.........................    -12.16%          13.44%                     16.68%
S&P 500 Index.....................    -11.88%          10.70%                     15.15%
Lipper Variable Products Large-Cap                               Data only available for
  Growth Fund Average.............    -21.88%           9.04%    full one-year periods

--------
* Class B shares of Equity Growth are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Portfolio Management

As of December 31, 2001, Alger managed approximately $13.6 billion in assets for seven mutual funds and other institutional investors. Alger's address is 111 Fifth Avenue, New York, New York 10003.

Dan C. Chung and David Hyun are the portfolio managers of the Series. Both are Executive Vice Presidents at Alger. Mr. Chung is Alger's Chief Investment Officer and has held various investment positions at Alger since 1994. Mr. Hyun held various investment positions at Alger from 1991 to 2000, then spent a year as a portfolio manager at Oppenheimer Funds before returning to Alger in September 2001.

Fred M. Alger has been Alger's chief market strategist since September 2001. Mr. Alger is the founder, Chairman and President of Alger.

Equity Growth pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Series' average daily net assets and 0.70% for amounts over $1 billion. For the year ended December 31, 2001, Equity Growth paid MetLife Advisers an investment advisory fee of 0.75% of the Series' average daily net assets.

                          Davis Venture Value Series

Investment Objective

The investment objective of the Davis Venture Value Series ("Venture Value") is growth of capital.

Principal Investment Strategies

Davis Selected Advisers, L.P. ("Davis Selected"), subadviser to the Series, invests, under normal circumstances, the majority of Venture Value's assets primarily in equity securities of companies with market capitalizations of at least $10 billion. Davis Selected searches for companies that it believes are of high quality and whose stocks are selling at attractive prices with the intention of holding them for the long term. Davis Selected believes that managing risk is the key to delivering superior long-term investment results; therefore, it considers how much could potentially be lost on an investment before considering how much might be gained.

  Stock Selection

Davis Selected has developed a list of ten characteristics that it believes allow companies to sustain long-term growth and minimize risks to enhance their potential for superior long-term returns. Although few companies exhibit all ten characteristics, Davis Selected searches for companies that possess:

   . Excellent management.

   . Managers who own stock in their own company.

   . Strong returns on investments of an issuer's capital.

   . A lean expense structure.

   . A dominant or growing market share in a growing market.

   . A proven record as an acquirer.

   . A strong balance sheet.

   . Products or services that are not likely to become obsolete.

   . Successful international operations.

   . Innovation in all aspects of operations.

Davis Selected does not have particular allocation strategies, and emphasizes individual stock selection rather than industry sectors. Davis Selected relies heavily on its evaluation of the management of potential investments, and will ordinarily visit the managers at their place of business to gain insight into the relative value of different companies.

Principal Investment Risks

Investing in Venture Value involves risks. Venture Value may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Venture Value include:

   . A general decline in the U.S. stock market.

   . Poor performance of individual stocks held by Venture Value, of large capitalization stocks, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Venture Value for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Venture Value to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Venture Value's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay.

                                    [CHART]


1995   1996   1997   1998   1999   2000   2001
-----  -----  -----  -----  -----  ----  -------
39.3%  25.8%  33.5%  14.4%  17.5%  9.5%  (11.1)%

During the period shown above, the highest quarterly return was 21.20% for the fourth quarter of 1998, and the lowest quarterly return was -14.47% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

                       Average Annual Total Returns for
                          Periods Ending December 31

                                                Past       Past      Life of the Series
                                              One Year  Five Years   (October 31, 1994)
                                              --------- ---------- -----------------------
Class A......................................   -11.13%    11.80%                   16.32%
Class B*.....................................       N/A       N/A                      N/A
Class E**....................................   -11.28%    11.65%                   16.17%
S&P 500 Index................................   -11.88%    10.70%                   15.15%
Lipper Variable Products Large-Cap Value Fund                      Data only available for
  Average....................................    -5.98%     8.94%  full one-year periods

--------
* Class B shares of Venture Value are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Portfolio Management

As of December 31, 2001, Davis Selected, together with its affiliated institutional asset management companies, managed approximately $41.8 billion in assets. Davis Selected's address is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Davis Selected may delegate to Davis Selected Advisers-NY, Inc. any of its responsibilities related to Venture Value. Davis Selected Advisers-NY, Inc. is a wholly-owned subsidiary of Davis Selected and is located at 609 Fifth Avenue, New York, New York 10017.

Christopher C. Davis and Kenneth C. Feinberg are the co-portfolio managers of Venture Value. Christopher Davis has been the portfolio manager for Venture Value and other equity funds managed by Davis Selected since February 1997. Christopher Davis was co-portfolio manager of Venture Value with Shelby M.C. Davis from October 1995 until February 1997. Prior to co-managing Venture Value's portfolio, Christopher Davis worked as Shelby Davis' assistant portfolio manager and research analyst. Mr. Feinberg has co-managed other equity funds for Davis Selected since May 1998 and became co-portfolio manager of Venture Value in April 1999. Mr. Feinberg was a research analyst at Davis Selected from December 1994 until May 1998, and before that he was an Assistant Vice President of Investor Relations for Continental Corp.

As Senior Research Adviser, Shelby Davis provides investment themes and strategies to, and helps select individual stocks for, Venture Value.

Venture Value pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Series' average daily net assets and 0.70% for amounts over $1 billion. For the year ended December 31, 2001, Venture Value paid MetLife Advisers 0.75% of the Series' average daily net assets in investment advisory fees.

                          FI Structured Equity Series

Investment Objective

The investment objective of the FI Structured Equity Series ("Structured Equity") is long-term growth of capital.

Principal Investment Strategies

Fidelity Management & Research Company ("FMR"), subadviser to the Series, normally invests Structured Equity's assets primarily in common stocks. FMR normally invests at least 80% of Structured Equity's assets in equity securities. You will receive 60 days prior notice if this 80% minimum is going to change. The Series may invest in domestic and foreign issuers.

  Investment Selection

FMR invests the Series' assets in securities of companies it believes are undervalued in the marketplace in relation to factors such as a company's assets, earnings, growth potential and cash flow, or in relation to securities of other companies in the same industry. Companies with these characteristics tend to have lower than average price/earnings (P/E) or price/book (P/B) ratios. The stocks of these companies are often called "value" stocks. FMR uses the Russell 1000 Value Index as a guide in structuring the Series and in selecting its investments. FMR considers Structured Equity's security, industry and market capitalization weightings relative to the index. FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management. These securities may then be analyzed using statistical models to further evaluate a security's growth potential, valuation, investment risk and liquidity.

In buying and selling securities for Structured Equity, FMR invests for the long term and selects those securities it believes offer strong opportunity for long-term growth of capital and are attractively valued.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Series' exposure to changing security prices or other factors that affect security values. If FMR strategies do not work as intended, the Series may not achieve its objective.

Principal Investment Risks

Investing in Structured Equity involves risks. Structured Equity may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Structured Equity include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by Structured Equity, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Exchange Traded Funds. The Series may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Series' investment in the ETF will fall if the value of the underlying securities declines. The Series will bear its proportionate share of the ETF's fees and expenses.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. FMR may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, FMR cannot assure that these techniques will be effective.




A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

  Forward Contracts and Futures Contracts

The Series attempts to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency rates. The Series may also purchase futures contracts to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, Structured Equity could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, Structured Equity might not be able to close out futures transactions without incurring substantial losses.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Structured Equity for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Structured Equity to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Structured Equity's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay. On May 1, 2002, FMR succeeded Westpeak Investment Advisors, L.P. ("Westpeak") as subadviser to Structured Equity. The performance information set forth below reflects Westpeak's management only.

                                    [CHART]


 1994   1995    1996    1997    1998    1999    2000    2001
------  -----   -----   -----   -----   ----   ------  -------
(1.2)%  36.5%   18.1%   33.5%   24.4%   9.4%   (5.2)%  (13.9)%


During the period shown above, the highest quarterly return was 19.53% for the fourth quarter of 1998, and the lowest quarterly return was -16.08% for the third quarter of 2001. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                        Life of the Series
                                        Past One Year Past Five Years    (April 30, 1993)
                                        ------------- --------------- -----------------------
Class A................................    -13.93%         8.19%                       12.15%
Class B*...............................        N/A           N/A                          N/A
Class E**..............................    -14.08%         8.04%                       12.00%
S&P 500 Index..........................    -11.88%        10.70%                       13.85%
Russell 1000 Value Index***............     -5.59%        11.13%                       13.74%
Lipper Variable Products Multi-Cap Core                               Data only available for
  Fund Average.........................    -12.94%         8.98%      full one-year periods

--------
* Class B shares of Structured Equity are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.
*** In the future, the Series' performance will be compared to the Russell 1000
    Value Index, instead of the S&P 500 Index, due to changes in the Series' investment objective and principal investment strategies resulting from FMR's succeeding Westpeak as subadviser on May 1, 2002.

Portfolio Management

While FMR is the subadviser to Structured Equity, the day-to-day investment management decisions for the Series will be made by FMR Co., Inc. (''FMRC"), which serves as sub-subadviser to Structured Equity. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2001, FMR and its affiliates managed approximately $912 billion in assets. FMR's address is 82 Devonshire Street, Boston, MA 02109.

Robert Macdonald is the Portfolio Manager of Structured Equity. Mr. Macdonald is a Senior Vice President and Portfolio Manager and has been associated with FMRC since January 2000 and with FMR from 1985 through 2000.

Structured Equity pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Series' average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion. For the year ended December 31, 2001, Structured Equity paid MetLife Advisers an investment advisory fee of 0.68% of the Series' average daily net assets.

                      Harris Oakmark Focused Value Series

Investment Objective

The investment objective of the Harris Oakmark Focused Value Series ("Focused Value") is long-term capital appreciation.

Principal Investment Strategies

Harris Associates L.P. ("Harris"), subadviser to the Series, invests Focused Value's assets, under normal circumstances, primarily in common stocks of U.S. companies. Focused Value is a "non-diversified fund," which means that it may hold at any one time securities of fewer issuers compared to a "diversified fund." Focused Value could own as few as 12 securities, but generally will have 15 to 20 securities in its portfolio. Harris will normally invest at least 65% of Focused Value's total assets in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies considered to be midcap stocks by Morningstar, Inc. As of December 31, 2001, this capitalization range was $1.4 billion to $8.6 billion. This capitalization range will change over time due to changes in the value of U.S. stocks. Harris may invest up to 25% of Focused Value's total assets in fixed-income securities, including investment grade securities and high yield debt.

Harris uses a value investment style in selecting equity securities for Focused Value. Harris believes that, over time, a company's stock price converges with its true business value. By "true business value," Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that by investing in equity securities priced significantly below what Harris believes is the true business value presents the best opportunity to achieve Focused Value's investment objective.

Harris' value strategy also emphasizes investing for the long-term, which means that Focused Value will generally own the stock of companies in which it invests for at least two to three years, although Harris may use short-term trading strategies as well.

  Stock Selection

Harris uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have these attributes:

   . Free cash flows and intelligent investment of excess cash.

   . Earnings that are growing and reasonably predictable.

   . High level of manager ownership.





Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

Harris focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those companies that meet the criteria described above, Harris uses in-house research to analyze each company. As part of this selection process, its analysts typically visit companies and talk to various industry sources.

The chief consideration in the selection of stocks is the size of the discount of a company's stock price compared to Harris' view of the company's true business value. Once Harris determines that a stock is selling at a significant discount (typically 60%) to Harris' view of its estimated worth, and the company has certain of the additional qualities mentioned above, Harris generally will consider buying that stock. Harris usually sells when the company's stock price approaches 90% of Harris' view of its estimated worth. This process allows Harris to set specific "buy" and "sell" targets for each stock held by Focused Value. Harris also monitors Focused Value's holdings, and, if warranted, adjusts a stock's price target to reflect changes in a company's characteristics.

Principal Investment Risks

Investing in Focused Value involves risks. Focused Value may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Focused Value include:

   . A general decline in the U.S. stock markets or fixed-income securities markets.

   . Poor performance of individual stocks held by Focused Value, of midcap stocks, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of fixed-income securities held by Focused Value, which may be due to interest rate risk or credit risk.

   . The risks associated with a "non-diversified" fund. If the stocks in which Focused Value invests perform poorly, the Series could incur greater losses than if it had invested in a larger number of stocks.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Non-Diversification. Investing in a limited number of stocks may increase the volatility of Focused Value's investment performance as compared to funds that invest in a larger number of stocks. If the stocks in which Focused Value invests perform poorly, Focused Value could incur greater losses than if it had invested in a larger number of stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of higher interest rate. This additional payment is a premium.


Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Focused Value for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Focused Value to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Focused Value's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay. On May 1, 2000, Harris succeeded Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co., as subadviser to Focused Value. On May 1, 1998, GSAM succeeded Loomis, Sayles & Company, L.P. ("Loomis Sayles") as subadviser to Focused Value. The performance information set forth below relates to the life of the Series and, therefore, reflects the management of GSAM, Loomis Sayles and Harris.
                                    [CHART]


1994        (0.3)
1995        30.4
1996        17.6
1997        17.4
1998        (5.5)
1999         0.3
2000        20.5
2001        27.8

During the period shown above, the highest quarterly return was 20.42% for the second quarter of 1999, and the lowest quarterly return was -19.83% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                   Life of the Series
                                   Past One Year Past Five Years    (April 30, 1993)
                                   ------------- --------------- -----------------------
Class A...........................     27.76%        11.36%              13.52%
Class B*..........................     27.51%        11.11%              13.27%
Class E*..........................     27.61%        11.21%              13.37%
Russell Midcap Index..............     -5.62%        11.40%              13.48%
S&P 500 Index.....................    -11.88%        10.70%              13.85%
Lipper Variable Products Multi-Cap                               Data only available for
  Value Fund Average..............     -0.22%         9.98%      full one-year periods

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares and the 0.15% 12b-1 fee of the Class E shares.-

Past Performance of a Similarly Managed Fund

The total returns shown below are based on performance data furnished by Harris for Class I shares of The Oakmark Select Fund, a mutual fund which has the same investment objective as that of Focused Value and which has been managed using investment policies and strategies substantially similar, though not necessarily identical, to those of Focused Value. The Oakmark Select Fund is managed by William C. Nygren, and Focused Value is managed by William C. Nygren, Henry Berghoef and Floyd J. Bellman. The following information does not represent Focused Value's performance and should not be considered a prediction of future performance of Focused Value. Focused Value's performance may be higher or lower than the performance of The Oakmark Select Fund shown below. The performance of The Oakmark Select Fund shown below does not reflect any of the additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans for which Focused Value serves as an investment vehicle. These charges have the effect of lowering the performance of a variable insurance product.

                                        The Oakmark Select   Russell
                                          Fund--Class I    Midcap Index
                                        ------------------ ------------
        Total Return for the Year Ended
          December 31, 2001............       26.06%          -5.62%
        Average Annual Total Return
          For the Past Five Years Ended
          December 31, 2001............       26.75%          11.40%
        Average Annual Total Return
          From Inception of The
          Oakmark Select Fund
          (November 1, 1996) to
          December 31, 2001............       29.06%          13.48%

The Russell Midcap Index is an unmanaged index of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index represents the largest 1000 U.S. companies.

Portfolio Management

Harris also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships. Together with a predecessor, Harris has advised and managed mutual funds since 1970. As of December 31, 2001, Harris manages approximately $20.8 billion in assets. Harris' address is Two North LaSalle Street, Chicago, Illinois 60602-3790.

William C. Nygren, CFA, Henry Berghoef, CFA and Floyd J. Bellman, CFA are Focused Value's portfolio managers. Mr. Nygren joined Harris as an analyst in 1983, and was Harris' Director of Research from September 1990 to April 1998. Previously, he was an analyst with Northwestern Mutual Life Insurance Company. Mr. Berghoef has been a senior analyst at Harris since 1994. He was an analyst at Kirr, Marbach & Co. from 1990 to 1993 and an analyst at Geico Corporation from 1985 to 1990. Mr. Bellman joined Harris in

1995 and has over 20 years of investment experience. Prior to joining Harris, he was a Vice President and Senior Portfolio Manager at Harris Trust and Savings Bank.

Focused Value pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Series' average daily net assets. For the year ended December 31, 2001, Focused Value paid MetLife Advisers an investment advisory fee at the same rate.

                        Loomis Sayles Small Cap Series

Investment Objective

The investment objective of the Loomis Sayles Small Cap Series ("Small Cap") is long-term capital growth from investments in common stocks or other equity securities.

Principal Investment Strategies

Loomis, Sayles & Company, L.P. ("Loomis Sayles"), subadviser to the Series, will, under normal circumstances, invest at least 80% of Small Cap's assets in equity securities of companies with market capitalizations that fall, at the time of purchase, within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. You will receive 60 days prior notice if this 80% minimum is going to change. The Series may invest the rest of its assets in larger companies. Loomis Sayles may invest up to 20% of Small Cap's assets in securities of foreign issuers, including emerging markets securities. Small Cap invests in both value and growth stocks. Loomis Sayles typically does not consider current income when making buy/sell decisions.

  Stock Selection

Loomis Sayles begins with a universe of approximately 2,000 of the smallest U.S. companies that generally fall within the market capitalization range of the Russell 2000 Index.

Value Stocks. Loomis Sayles may invest in stocks of companies which it believes are undervalued by the market in relation to earnings, dividends, assets and growth prospects. Small Cap may also invest in companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Growth Stocks. When investing in growth stocks, Loomis Sayles seeks companies that have distinctive products, technologies, or services; dynamic earnings growth; prospects for a high level of profitability; and solid management.

Principal Investment Risks

Investing in Small Cap involves risks. Small Cap may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Small Cap include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by Small Cap.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of small capitalization issuers relative to the performance of issuers with larger capitalizations.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Small Cap may not perform as well as a fund which invests in only value or growth stocks.

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks.

Real Estate Investment Trusts (REITs). One category of equity securities in which Small Cap invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to credit risk and market risk, although equity REITs are also subject to market risk.

Rule 144A Securities. The Series may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. A Rule 144A security is treated as illiquid unless Loomis Sayles determines, under guidelines established by the Fund's trustees, that it is liquid.

Mutual Funds and Exchange Traded Funds. The Series may invest in mutual funds and exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are similar to mutual funds in that they are pools of securities. Since the value of a mutual fund or ETF is based on the value of the individual securities it holds, the value of a Series' investment in the mutual fund or ETF will fall if the value of the underlying securities declines. The Series will bear its proportionate share of the mutual fund's or ETF's fees and expenses.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.




Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Loomis Sayles may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Loomis Sayles cannot assure that these techniques will be effective.

  Emerging Markets

Small Cap may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Series may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Series could




A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Series might not be able to close out futures transactions without incurring substantial losses.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Small Cap for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Small Cap to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Small Cap's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay.
                                    [CHART]


1995   1996   1997    1998   1999   2000   2001
-----  -----  -----  ------  -----  ----  ------
28.9%  30.7%  24.9%  (1.7)%  31.8%  5.2%  (8.8)%

During the period shown above, the highest quarterly return was 29.19% for the fourth quarter of 1999, and the lowest quarterly return was -20.48% for the third quarter of 2001. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                        Life of the Series
                                        Past One Year Past Five Years     (May 2, 1994)
                                        ------------- --------------- -----------------------
Class A................................    -8.81%          9.19%                       12.86%
Class B*...............................       N/A            N/A                          N/A
Class E**..............................    -8.96%          9.04%                       12.71%
Russell 2000 Index.....................     2.49%          7.52%                       10.54%
Lipper Variable Products Small-Cap Core                               Data only available for
  Fund Average.........................     2.85%         10.09%      full one-year periods

--------
* Class B shares of Small Cap are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Portfolio Management

Loomis Sayles has been in the investment management business since 1926. As of December 31, 2001, Loomis Sayles managed approximately $64.6 billion in assets. Loomis Sayles' address is One Financial Center, Boston, Massachusetts 02110.

Christopher R. Ely and Joseph R. Gatz are the lead Portfolio Managers of Small Cap. The other Portfolio Managers are Philip C. Fine, David L. Smith, and Daniel G. Thelen.

Mr. Gatz, a Vice President of Loomis Sayles, joined Loomis Sayles as a Portfolio Manager in 1999 and has co-managed the Series since January 2000. From 1993 until he joined Loomis Sayles, Mr. Gatz was a Portfolio Manager at Banc One Investment Advisers Corporation and certain of its corporate predecessors. Messrs. Ely, Fine and Smith, each a Vice President of Loomis Sayles, have co-managed the Series since April 1999. Mr. Thelen, a Vice President of Loomis Sayles, has co-managed the Series since April 2000. Messrs. Ely, Fine, Smith and Thelen have been employed by Loomis Sayles for over 5 years.

Small Cap pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Series' average daily net assets and 0.85% for amounts over $500 million. For the year ended December 31, 2001, Small Cap paid MetLife Advisers an investment advisory fee of 0.90% of the Series' average daily net assets.

                          MFS Investors Trust Series

Investment Objective

The investment objective of the MFS Investors Trust Series (formerly, MFS Investors Series) ("Investors Trust") is long-term growth of capital with a secondary objective to seek reasonable current income.

Principal Investment Strategies

Massachusetts Financial Services Company ("MFS"), subadviser to the Series, ordinarily invests at least 65% of the net assets of Investors Trust in equity securities, including preferred stocks and fixed-income securities convertible into equity securities. Although the Series may invest in companies of any size, the Series focuses on companies with large market capitalizations (greater than $5 billion) that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Series will also seek to generate gross income equal to approximately 90% of the dividend yield on the S&P 500 Index. MFS may also invest up to 20% of the net assets of Investors Trust in foreign securities, including American Depositary Receipts ("ADRs"), through which it may have exposure to foreign currencies. The Series may also invest in fixed-income securities.

  Stock Selection

MFS uses a bottom-up, as opposed to a top-down, investment style in managing Investors Trust. This means that MFS selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager and MFS' large group of equity research analysts.

Principal Investment Risks

Investing in Investors Trust involves risks. Investors Trust may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Investors Trust include:

   . A general decline in U.S. or foreign stock markets or fixed-income security markets.

   . Poor performance of individual equity securities held by Investors Trust or of large capitalization stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of fixed-income securities held by Investors Trust, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  Rule 144A Securities

The Series may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. A Rule 144A security is treated as illiquid unless MFS determines, under guidelines established by the Fund's trustees, that it is liquid.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

  Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency rates and interest rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency rates or interest rates. The Series may also purchase futures contracts to maintain exposure to the broad equity markets or fixed income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, Investors Trust could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, Investors Trust might not be able to close out futures transactions without incurring substantial losses.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Investors Trust for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Investors Trust to the returns of a relevant broad-based securities market index and to the returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of the returns of Investors Trust. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay.

                                    [CHART]


 2000    2001
------  -------
(0.2)%  (15.9)%

During the period shown above, the highest quarterly return was 10.94% for the fourth quarter of 1999, and the lowest quarterly return was -13.05% for the third quarter of 2001. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                             Life of the Series
                                             Past One Year    (April 30, 1999)
                                             ------------- -----------------------
Class A.....................................    -15.92%                     -5.40%
Class B*....................................        N/A                        N/A
Class E**...................................    -16.07%                     -5.55%
S&P 500 Index...............................    -11.88%                     -4.31%
Lipper Variable Products Large-Cap Core Fund               Data only available for
  Average...................................    -13.03%    full one-year periods

--------
* Class B shares of Investors Trust are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Portfolio Management

As of December 31, 2001, MFS managed approximately $137.2 billion in assets. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

Investors Trust is managed by a team of portfolio managers.

Investors Trust pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Series' average daily net assets. For the year ended December 31, 2001, Investors Trust paid MetLife Advisers an investment advisory fee at the same rate.

                         MFS Research Managers Series

Investment Objective

The investment objective of the MFS Research Managers Series ("Research Managers") is long-term growth of capital.

Principal Investment Strategies

Massachusetts Financial Services Company ("MFS"), subadviser to the Series, invests at least 80% of the net assets of Research Managers in equity securities, including preferred stocks and fixed-income securities convertible into equity securities. The Series invests primarily in companies that MFS believes possess better than average prospects for long-term growth and attractive valuations. MFS may also invest up to 20% of the net assets of the Series in foreign securities, including American Depositary Receipts ("ADRs"), through which it may have exposure to foreign currencies, and emerging markets. The Series may invest in investment grade fixed-income securities and high yield debt.

  Stock Selection

A committee of investment research analysts selects portfolio securities for Research Managers. This committee includes investment analysts employed by MFS and MFS investment advisory affiliates. The committee first allocates assets among various industries. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the investment objective of the Series from within their assigned industry responsibility. The analysts focus on companies that they believe have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management. The Series may invest in companies of any size and its investments may include securities traded on securities exchanges or in the over-the-counter markets.

Principal Investment Risks

Investing in Research Managers involves risks. Research Managers may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Research Managers include:

   . A general decline in U.S. or foreign stock markets or fixed-income security markets.

   . Poor performance of individual equity securities held by Research Managers.

   . Poor performance of fixed-income securities held by Research Managers, which may be due to interest rate risk or credit risk.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  Rule 144A Securities

The Series may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. A Rule 144A security is treated as illiquid unless MFS determines, under guidelines established by the Fund's trustees, that it is liquid.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As





Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as forward contracts, or futures contracts to manage these risks. However, MFS cannot assure that these techniques will be effective.

  Emerging Markets

Research Managers may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Series may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad fixed income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Series could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Series might not be able to close out futures transactions without incurring substantial losses.

  High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.



Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Research Managers for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Research Managers to the returns of a relevant broad-based securities market index and to the returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Research Managers' returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay.

                                    [CHART]


 2000    2001
------  -------
(3.6)%  (21.0)%

During the period shown above, the highest quarterly return was 22.37% for the fourth quarter of 1999, and the lowest quarterly return was -19.26% for the third quarter of 2001. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                             Life of the Series
                                             Past One Year    (April 30, 1999)
                                             ------------- -----------------------
Class A.....................................    -20.96%                     -3.38%
Class B*....................................        N/A                        N/A
Class E**...................................    -21.11%                     -3.53%
S&P 500 Index...............................    -11.88%                     -4.31%
Lipper Variable Products Large-Cap Core Fund               Data only available for
  Average...................................    -13.03%    full one-year periods

--------
* Class B shares of Research Managers are being offered for the first time through this prospectus.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Portfolio Management

As of December 31, 2001, MFS managed approximately $137.2 billion in assets worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

Research Managers is managed by a team of equity research analysts.

Research Managers pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Series' average daily net assets. For the year ended December 31, 2001, Research Managers paid MetLife Advisers an investment advisory fee at the same rate.

                 Section III--Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Series pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Series and MetLife Advisers pays each subadviser's fees. MetLife Advisers is responsible for overseeing the subadvisers and for hiring and replacing subadvisers, subject to approval by the Board of Trustees of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund.

Adviser/Subadviser Relationship

The Fund has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Trustees must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits the Fund to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Trustees. The Fund will notify shareholders of any subadviser changes and any other event of which notification is required under the order.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted a Distribution and Services Plan under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B shares and Class E shares (the "12b-1 Plan"). The Fund has entered into a Distribution Agreement with New England Securities Corporation as distributor (the "Distributor"). Under the Distribution Agreement, the Class B shares and Class E shares of the Fund each pay a service fee, accrued daily and paid monthly. The Distributor uses the service fees to compensate certain other parties for providing personal and account maintenance services relating to the Class B shares and Class E shares of a Series. These other parties may include the insurance companies (or their affiliates) that have established the Separate Accounts and other broker-dealers and financial intermediaries. The Distribution Agreement provides for an annual service fee equal to 0.25% of the average daily net assets of the Class B shares of each Series and an annual service fee equal to 0.15% of the average daily net assets of the Class E shares of each Series. These fees will increase the cost of investing over time. Under the 12b-1 Plan, the Trustees are authorized, without a shareholder vote, to increase the service fee payable by any class of a Series to 0.25%, and to implement a separate distribution fee for any class of a Series of up to 0.25% of the average daily net assets of such class.

Share Valuation and Pricing

  Net Asset Value

Each Series determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or the Qualified Plan. The net asset value per share for each Series (other than Money Market) is calculated by dividing the Series' net assets by its number of outstanding shares.

  Securities Valuation

The entire Money Market investment portfolio and any fixed-income securities with remaining maturities of 60 days or less held by any other Series are valued at amortized cost. Other portfolio securities of each Series normally are valued at market value. If no current market value is readily available for a portfolio security, the Fund's Board of Trustees is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to MetLife Advisers or the subadvisers of the Series.

Dividends and Capital Gain Distributions

  Money Market

Money Market declares its net investment income daily and pays these amounts monthly as a dividend. Money Market does not expect to realize any long-term capital gains, but if it does, these gains will be distributed once a year.

  Other Series

Currently, each Series other than Money Market annually pays as dividends substantially all net investment income (including any short-term capital gains). These Series also annually distribute all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Series, other than Money Market, may pay dividends from net investment income more or less often if the Fund's Board of Trustees deems it appropriate and if such change would not cause such Series to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Series to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Series must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Series so elects) of such year.

Dividends and distributions of each Series are automatically reinvested in additional shares of that Series.

Taxes

Each Series is a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code. So long as a Series distributes all of its net investment income and net capital gains to its shareholders, the Series itself does not pay any federal income tax. Although each Series intends to operate so that it will have no federal income tax liability on income and gains it distributes to the separate accounts, if any such liability is incurred, the investment performance of such Series will be adversely affected. In addition, Series investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Series. In addition, a Series' investment in foreign securities or foreign currencies may increase or accelerate such Series' recognition of ordinary income and may affect the timing or amount of the Series' distributions.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Series in which such accounts invest, must meet certain diversification requirements. Each Series intends to comply with these requirements. If a Series does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

A Series' investments in certain debt obligations may cause the Series to recognize taxable income in excess of the cash generated by such obligations. Thus, the Series could be required at times to liquidate other investments in order to satisfy its distribution requirements.

                             Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2001) of each Series for the past 5 years (or the life of the Series and class, for those Series and classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class and Series. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report for 2001, along with the Fund's financial statements, are included in the annual report which is available upon request.

                   State Street Research Money Market Series

                                                                            Class A                         Class B
                                                       ------------------------------------------------  --------------
                                                                                                         May 1, 2001(a)
                                                                    Year Ended December 31,                 through
                                                       ------------------------------------------------   December 31,
                                                         2001      2000      1999      1998      1997         2001
                                                       --------  --------  --------  --------  --------  --------------
Net Asset Value, Beginning of Period.................. $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00     $100.00
                                                       --------  --------  --------  --------  --------     -------
Income From Investment Operations
Net Investment Income.................................     3.88      6.05      4.85      5.13      5.08        1.95
                                                       --------  --------  --------  --------  --------     -------
    Total From Investment Operations..................     3.88      6.05      4.85      5.13      5.08        1.95
                                                       --------  --------  --------  --------  --------     -------
Less Distributions
Distributions From Net Investment Income..............    (3.88)    (6.05)    (4.85)    (5.13)    (5.08)      (1.95)
                                                       --------  --------  --------  --------  --------     -------
    Total Distributions...............................    (3.88)    (6.05)    (4.85)    (5.13)    (5.08)      (1.95)
                                                       --------  --------  --------  --------  --------     -------
Net Asset Value, End of Period........................ $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00     $100.00
                                                       ========  ========  ========  ========  ========     =======
Total Return (%)......................................      4.0       6.2       5.0       5.3       5.3         2.0 (b)
Ratio of Operating Expenses to Average Net
 Assets (%)...........................................     0.42      0.41      0.40      0.45      0.45        0.67 (c)
Ratio of Net Investment Income to Average Net
 Assets (%)...........................................     3.80      6.04      4.89      5.15      5.21        1.65 (c)
Net Assets, End of Period (000)....................... $277,381  $242,346  $307,712  $203,597  $111,009     $15,407
The Ratios of Operating Expenses to Average Net
 Assets without giving effect to the voluntary expense
 agreement would have been (%)........................       --        --        --        --      0.50          --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

             Salomon Brothers Strategic Bond Opportunities Series

                                                                   Class A                       Class E
                                                --------------------------------------------  --------------
                                                                                              May 1, 2001(a)
                                                           Year Ended December 31,               through
                                                --------------------------------------------   December 31,
                                                  2001     2000     1999     1998     1997         2001
                                                --------  -------  -------  -------  -------  --------------
Net Asset Value, Beginning of Period........... $  11.42  $ 10.67  $ 11.43  $ 12.01  $ 11.62      $10.80
                                                --------  -------  -------  -------  -------      ------
Income From Investment Operations
Net Investment Income..........................     0.70     0.77     0.95     0.80     0.75        0.10
Net Realized and Unrealized Gain (Loss) on
 Investments...................................     0.04    (0.02)   (0.78)   (0.56)    0.54        0.30
                                                --------  -------  -------  -------  -------      ------
    Total From Investment Operations...........     0.74     0.75     0.17     0.24     1.29        0.40
                                                --------  -------  -------  -------  -------      ------
Less Distributions
Distributions From Net Investment Income.......    (0.96)    0.00    (0.93)   (0.79)   (0.76)       0.00
Distributions From Net Realized Capital Gains..     0.00     0.00     0.00    (0.02)   (0.14)       0.00
Distributions in Excess of Net Realized Capital
 Gains.........................................     0.00     0.00     0.00    (0.01)    0.00        0.00
                                                --------  -------  -------  -------  -------      ------
    Total Distributions........................    (0.96)    0.00    (0.93)   (0.82)   (0.90)       0.00
                                                --------  -------  -------  -------  -------      ------
Net Asset Value, End of Period................. $  11.20  $ 11.42  $ 10.67  $ 11.43  $ 12.01      $11.20
                                                ========  =======  =======  =======  =======      ======
Total Return (%)...............................      6.6      7.0      1.4      2.0     11.1         3.7 (b)
Ratio of Operating Expenses to Average
 Net Assets (%)................................     0.84     0.78     0.81     0.85     0.85        0.99 (c)
Ratio of Net Investment Income to Average Net
 Assets (%)....................................     6.44     6.90     8.15     7.20     7.32        5.50 (c)
Portfolio Turnover Rate (%)....................      248      360      224      283      258         248
Net Assets, End of Period (000)................ $109,448  $95,434  $94,910  $95,450  $71,202      $2,476
The Ratios of Operating Expenses to Average Net
 Assets without giving effect to the voluntary
 expense agreement would have been (%).........       --       --       --       --     0.87          --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                    Salomon Brothers U.S. Government Series

                                                                  Class A                       Class E
                                                -------------------------------------------  --------------
                                                                                             May 1, 2001(a)
                                                          Year Ended December 31,               through
                                                -------------------------------------------   December 31,
                                                  2001     2000    1999     1998     1997         2001
                                                --------  ------- -------  -------  -------  --------------
Net Asset Value, Beginning of Period........... $  11.94  $ 10.81 $ 11.47  $ 11.14  $ 10.83      $11.45
                                                --------  ------- -------  -------  -------      ------
Income From Investment Operations
Net Investment Income..........................     0.37     0.67    0.65     0.47     0.53        0.07
Net Realized and Unrealized Gain (Loss) on
 Investments...................................     0.41     0.46   (0.62)    0.37     0.40        0.44
                                                --------  ------- -------  -------  -------      ------
    Total From Investment Operations...........     0.78     1.13    0.03     0.84     0.93        0.51
                                                --------  ------- -------  -------  -------      ------
Less Distributions
Distributions From Net Investment Income.......    (0.75)    0.00   (0.66)   (0.45)   (0.53)       0.00
Distributions From Net Realized Capital Gains..     0.00     0.00   (0.03)   (0.06)   (0.05)       0.00
Distributions in Excess of Net Realized Capital
 Gains.........................................     0.00     0.00    0.00     0.00    (0.04)       0.00
                                                --------  ------- -------  -------  -------      ------
    Total Distributions........................    (0.75)    0.00   (0.69)   (0.51)   (0.62)       0.00
                                                --------  ------- -------  -------  -------      ------
Net Asset Value, End of Period................. $  11.97  $ 11.94 $ 10.81  $ 11.47  $ 11.14      $11.96
                                                ========  ======= =======  =======  =======      ======
Total Return (%)...............................      6.7     10.5     0.2      7.5      8.6         4.5 (b)
Ratio of Operating Expenses to Average Net
 Assets (%)....................................     0.70     0.70    0.70     0.70     0.70        0.85 (c)
Ratio of Net Investment Income to Average Net
 Assets (%)....................................     4.49     6.29    5.89     5.70     6.42        3.39 (c)
Portfolio Turnover Rate (%)....................      362      583     530      496      572         362
Net Assets, End of Period (000)................ $102,066  $57,173 $50,967  $45,807  $22,143      $6,289
The Ratios of Operating Expenses to Average Net
 Assets without giving effect to the voluntary
 expense agreement would have been (%).........     0.73     0.71    0.72     0.77     0.98        0.88 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                   State Street Research Bond Income Series

                                          Class A                         Class B
                      -----------------------------------------------  --------------
                                                                       May 1, 2001(a)
                                  Year Ended December 31,                 through
                      -----------------------------------------------   December 31,
                        2001      2000     1999      1998      1997         2001
                      --------  -------- --------  --------  --------  --------------
Net Asset
 Value,
 Beginning of
 Period.............. $ 109.66  $ 101.40 $ 109.89  $ 108.52  $ 105.63     $103.37
                      --------  -------- --------  --------  --------     -------
Income From
 Investment
 Operations
Net Investment
Income...............     5.92      7.82     7.67      6.76      7.43        0.84
Net Realized
 and
 Unrealized
 Gain (Loss)
 on Investments......     3.20      0.44    (8.18)     3.00      4.05        4.49
                      --------  -------- --------  --------  --------     -------
    Total From
     Investment
     Operations......     9.12      8.26    (0.51)     9.76     11.48        5.33
                      --------  -------- --------  --------  --------     -------
Less
 Distributions
Distributions
From Net
Investment
Income...............    (9.45)     0.00    (7.72)    (6.64)    (7.51)       0.00
Distributions
 From Net
 Realized
 Capital Gains.......     0.00      0.00    (0.16)    (1.75)    (1.08)       0.00
Distributions
 in Excess of
 Net Realized
 Capital Gains.......     0.00      0.00    (0.10)     0.00      0.00        0.00
                      --------  -------- --------  --------  --------     -------
    Total
     Distributions...    (9.45)     0.00    (7.98)    (8.39)    (8.59)       0.00
                      --------  -------- --------  --------  --------     -------
Net Asset
 Value, End of
 Period.............. $ 109.33  $ 109.66 $ 101.40  $ 109.89  $ 108.52     $108.70
                      ========  ======== ========  ========  ========     =======
Total Return
 (%).................      8.8       8.1     (0.5)      9.0      10.9         5.2 (b)
Ratio of
 Operating
 Expenses to
 Average Net
 Assets (%)..........     0.49      0.47     0.48      0.48      0.52        0.74 (c)
Ratio of Net
 Investment
 Income to
 Average Net
 Assets (%)..........     5.99      7.37     7.12      6.66      6.97        5.07 (c)
Portfolio
 Turnover Rate
 (%).................      271        81       77        82        40         271
Net Assets,
 End of Period
 (000)............... $349,417  $283,140 $283,856  $267,791  $202,888     $ 7,931

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                                Balanced Series

                                                                 Class A                         Class E
                                            ------------------------------------------------  --------------
                                                                                              May 1, 2001(a)
                                                         Year Ended December 31,                 through
                                            ------------------------------------------------   December 31,
                                              2001      2000      1999      1998      1997         2001
                                            --------  --------  --------  --------  --------  --------------
Net Asset Value, Beginning of Period....... $  13.58  $  13.85  $  15.51  $  14.86  $  13.55      $12.72
                                            --------  --------  --------  --------  --------      ------
Income From Investment Operations
Net Investment Income......................     0.39      0.42      0.43      0.38      0.28        0.05
Net Realized and Unrealized Gain (Loss) on
 Investments...............................    (0.99)    (0.68)    (1.21)     0.97      1.90       (0.34)
                                            --------  --------  --------  --------  --------      ------
    Total From Investment Operations.......    (0.60)    (0.26)    (0.78)     1.35      2.18       (0.29)
                                            --------  --------  --------  --------  --------      ------
Less Distributions
Distributions From Net Investment Income...    (0.54)     0.00     (0.43)    (0.38)    (0.27)       0.00
Distributions From Net Realized Capital
 Gains.....................................     0.00     (0.01)    (0.26)    (0.32)    (0.60)       0.00
Distributions in Excess of Net Realized
 Capital Gains.............................     0.00      0.00     (0.19)     0.00      0.00        0.00
                                            --------  --------  --------  --------  --------      ------
    Total Distributions....................    (0.54)    (0.01)    (0.88)    (0.70)    (0.87)       0.00
                                            --------  --------  --------  --------  --------      ------
Net Asset Value, End of Period............. $  12.44  $  13.58  $  13.85  $  15.51  $  14.86      $12.43
                                            ========  ========  ========  ========  ========      ======
Total Return (%)...........................     (4.5)     (1.9)     (5.1)      9.1      16.2        (2.3)(b)
Ratio of Operating Expenses to Average Net
 Assets Before Expense Reductions (%)......     0.83      0.80      0.77      0.82      0.85        0.98 (c)
Ratio of Operating Expenses to Average Net
 Assets After Expense Reductions (%) (d)...     0.83      0.80        --        --        --        0.98 (c)
Ratio of Net Investment Income to Average
 Net Assets (%)............................     3.00      2.88      2.83      2.72      2.79        2.71 (c)
Portfolio Turnover Rate (%)................       65       126        63        72        60          65
Net Assets, End of Period (000)............ $143,059  $159,977  $192,666  $190,577  $137,443      $1,583
The Ratios of Operating Expenses to Average
 Net Assets without giving effect to the
 voluntary expense agreement would have
 been (%)..................................       --        --        --        --      0.86          --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                            MFS Total Return Series

                                                                              Class A
                                                         ------------------------------------------------
                                                                      Year Ended December 31,
                                                         ------------------------------------------------
                                                           2001      2000      1999      1998      1997
                                                         --------  --------  --------  --------  --------
Net Asset Value, Beginning of Year...................... $ 185.92  $ 196.82  $ 207.76  $ 189.85  $ 170.37
                                                         --------  --------  --------  --------  --------
Income From Investment Operations
Net Investment Income...................................     4.60      6.49      6.98      6.56      6.38
Net Realized and Unrealized Gain (Loss) on Investments..   (11.61)   (12.98)    13.48     30.50     38.47
                                                         --------  --------  --------  --------  --------
    Total From Investment Operations....................    (7.01)    (6.49)    20.46     37.06     44.85
                                                         --------  --------  --------  --------  --------
Less Distributions
Distributions From Net Investment Income................    (6.60)     0.00     (6.83)    (6.51)    (6.42)
Distributions From Net Realized Capital Gains...........   (30.39)    (4.41)   (24.57)   (12.64)   (18.95)
                                                         --------  --------  --------  --------  --------
    Total Distributions.................................   (36.99)    (4.41)   (31.40)   (19.15)   (25.37)
                                                         --------  --------  --------  --------  --------
Net Asset Value, End of Year............................ $ 141.92  $ 185.92  $ 196.82  $ 207.76  $ 189.85
                                                         ========  ========  ========  ========  ========
Total Return (%)........................................     (3.8)     (3.4)     10.0      19.7      26.6
Ratio of Operating Expenses to Average Net Assets (%)...     0.63      0.58      0.58      0.58      0.61
Ratio of Net Investment Income to Average Net Assets (%)     2.96      3.14      3.16      3.15      3.20
Portfolio Turnover Rate (%).............................      160        48        49        25        65
Net Assets, End of Year (000)........................... $157,716  $181,270  $218,881  $213,639  $188,783

                          Alger Equity Growth Series

                                                                Class A                         Class E
                                           ------------------------------------------------  --------------
                                                                                             May 1, 2001(a)
                                                        Year Ended December 31,                 through
                                           ------------------------------------------------   December 31,
                                             2001      2000      1999      1998      1997         2001
                                           --------  --------  --------  --------  --------  --------------
Net Asset Value, Beginning of Period...... $  25.06  $  29.34  $  25.11  $  17.62  $  15.58      $23.50
                                           --------  --------  --------  --------  --------      ------
Income From Investment Operations
Net Investment Income (Loss)..............     0.00      0.03     (0.01)     0.04      0.02        0.00
Net Realized and Unrealized Gain (Loss) on
 Investments..............................    (2.91)    (3.99)     8.34      8.37      3.92       (2.86)
                                           --------  --------  --------  --------  --------      ------
    Total From Investment Operations......    (2.91)    (3.96)     8.33      8.41      3.94       (2.86)
                                           --------  --------  --------  --------  --------      ------
Less Distributions
Distributions From Net Investment
 Income...................................    (0.07)    (0.09)     0.00     (0.04)    (0.02)       0.00
Distributions From Net Realized Capital
 Gains....................................    (1.34)     0.00     (0.01)     0.00      0.00        0.00
Distributions in Excess of Net Realized
 Capital Gains............................     0.00     (0.23)    (4.09)    (0.88)    (1.88)       0.00
                                           --------  --------  --------  --------  --------      ------
    Total Distributions...................    (1.41)    (0.32)    (4.10)    (0.92)    (1.90)       0.00
                                           --------  --------  --------  --------  --------      ------
Net Asset Value, End of Period............ $  20.74  $  25.06  $  29.34  $  25.11  $  17.62      $20.64
                                           ========  ========  ========  ========  ========      ======
Total Return (%)..........................    (12.0)    (13.7)     34.1      47.8      25.6       (12.2)(b)
Ratio of Operating Expenses to Average Net
 Assets (%)...............................     0.84      0.79      0.80      0.83      0.87        0.99 (c)
Ratio of Net Investment Income to Average
 Net Assets (%)...........................     0.00      0.23     (0.03)     0.19      0.12        0.00 (c)
Portfolio Turnover Rate (%)...............       88        88       128       119       137          88
Net Assets, End of Period (000)........... $788,097  $968,357  $841,053  $410,726  $205,318      $4,994

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                          Davis Venture Value Series

                                                                Class A                        Class E
                                            -----------------------------------------------  ------------
                                                                                             February 20,
                                                                                               2001(a)
                                                        Year Ended December 31,                through
                                            -----------------------------------------------  December 31,
                                              2001      2000     1999      1998      1997        2001
                                            --------  -------- --------  --------  --------  ------------
Net Asset Value, Beginning of Period....... $  29.20  $  26.67 $  23.15  $  20.80  $  16.09    $ 25.29
                                            --------  -------- --------  --------  --------    -------
Income From Investment Operations
Net Investment Income......................     0.12      0.16     0.12      0.16      0.18       0.02
Net Realized and Unrealized Gain (Loss) on
 Investments...............................    (3.07)     2.37     3.93      2.84      5.20      (1.96)
                                            --------  -------- --------  --------  --------    -------
    Total From Investment Operations.......    (2.95)     2.53     4.05      3.00      5.38      (1.94)
                                            --------  -------- --------  --------  --------    -------
Less Distributions
Distributions From Net Investment Income...    (0.15)     0.00    (0.12)    (0.16)    (0.14)      0.00
Distributions From Net Realized Capital
 Gains.....................................    (2.71)     0.00    (0.32)    (0.49)    (0.53)      0.00
Distributions in Excess of Net Realized
 Capital Gains.............................     0.00      0.00    (0.09)     0.00      0.00       0.00
                                            --------  -------- --------  --------  --------    -------
    Total Distributions....................    (2.86)     0.00    (0.53)    (0.65)    (0.67)      0.00
                                            --------  -------- --------  --------  --------    -------
Net Asset Value, End of Period............. $  23.39  $  29.20 $  26.67  $  23.15  $  20.80    $ 23.35
                                            ========  ======== ========  ========  ========    =======
Total Return (%)...........................    (11.1)      9.5     17.5      14.4      33.5       (7.7)(b)
Ratio of Operating Expenses to Average Net
 Assets Before Expense Reductions (%)......     0.83      0.79     0.81      0.83      0.90       0.98 (c)
Ratio of Operating Expenses to Average Net
 Assets After Expense Reductions (%) (d)...     0.82      0.79       --        --        --       0.97 (c)
Ratio of Net Investment Income to Average
 Net Assets (%)............................     0.55      0.62     0.55      0.82      0.94       0.47 (c)
Portfolio Turnover Rate (%)................       21        25       22        25        17         21
Net Assets, End of Period (000)............ $878,630  $925,265 $655,599  $440,351  $280,448    $42,132
The Ratios of Operating Expenses to Average
 Net Assets without giving effect to the
 voluntary expense agreement would have
 been (%)..................................       --        --       --        --      0.90         --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                          FI Structured Equity Series

                                                                       Class A                         Class E
                                                  ------------------------------------------------  --------------

                                                                                                    May 1, 2001(a)
                                                               Year Ended December 31,                 through
                                                  ------------------------------------------------   December 31,
                                                    2001      2000      1999      1998      1997         2001
                                                  --------  --------  --------  --------  --------  --------------
Net Asset Value, Beginning of Period............. $ 183.39  $ 198.49  $ 208.34  $ 179.98  $ 151.77     $177.17
                                                  --------  --------  --------  --------  --------     -------
Income From Investment Operations
Net Investment Income............................     1.06      1.16      1.78      1.30      1.37        0.14
Net Realized and Unrealized Gain (Loss) on
 Investments.....................................   (26.45)   (11.28)    17.51     42.44     48.76      (21.03)
                                                  --------  --------  --------  --------  --------     -------
    Total From Investment Operations.............   (25.39)   (10.12)    19.29     43.74     50.13      (20.89)
                                                  --------  --------  --------  --------  --------     -------
Less Distributions
Distributions From Net Investment Income.........    (1.49)     0.00     (1.78)    (1.31)    (1.35)       0.00
Distributions From Net Realized Capital Gains....     0.00     (4.98)   (27.36)   (14.07)   (20.57)       0.00
                                                  --------  --------  --------  --------  --------     -------
    Total Distributions..........................    (1.49)    (4.98)   (29.14)   (15.38)   (21.92)       0.00
                                                  --------  --------  --------  --------  --------     -------
Net Asset Value, End of Period................... $ 156.51  $ 183.39  $ 198.49  $ 208.34  $ 179.98     $156.28
                                                  ========  ========  ========  ========  ========     =======
Total Return (%).................................    (13.9)     (5.2)      9.4      24.4      33.5       (11.8)(b)
Ratio of Operating Expenses to Average Net Assets
 Before Expense Reductions (%)...................     0.78      0.73      0.74      0.78      0.82        0.93 (c)
Ratio of Operating Expenses to Average Net Assets
 After Expense Reductions (%) (d)................     0.74      0.70        --        --        --        0.89 (c)
Ratio of Net Investment Income to Average Net
 Assets (%)......................................     0.60      0.61      0.94      0.80      0.91        0.61 (c)
Portfolio Turnover Rate (%)......................      154       138       115       100        93         154
Net Assets, End of Period (000).................. $298,982  $388,127  $417,540  $281,557  $152,738     $ 1,527

--------
(a)  Commencement of operations.
(b)  Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                      Harris Oakmark Focused Value Series

                                                      Class A                        Class B       Class E
                                  -----------------------------------------------  ------------  ------------
                                              Year Ended December 31,              February 20,     May 1,
                                  -----------------------------------------------    2001(a)       2001(a)
                                                                                     through       through
                                                                                   December 31,  December 31,
                                    2001      2000     1999      1998      1997        2001          2001
                                  --------  -------- --------  --------  --------  ------------  ------------
Net Asset Value, Beginning of
 Period.......................... $ 146.67  $ 121.71 $ 122.85  $ 170.59  $ 157.88    $159.20       $164.26
                                  --------  -------- --------  --------  --------    -------       -------
Income From Investment
 Operations
Net Investment Income............     0.42      1.15     1.36      1.09      0.00       0.01          0.02
Net Realized and Unrealized Gain
 (Loss) on Investments...........    40.09     23.81    (0.97)   (11.41)    27.12      25.04         20.89
                                  --------  -------- --------  --------  --------    -------       -------
    Total From Investment
     Operations..................    40.51     24.96     0.39    (10.32)    27.12      25.05         20.91
                                  --------  -------- --------  --------  --------    -------       -------
Less Distributions
Distributions From Net
 Investment Income...............    (1.06)     0.00    (1.36)    (1.09)     0.00       0.00          0.00
Distributions in Excess of Net
 Investment Income...............     0.00      0.00    (0.17)     0.00      0.00       0.00          0.00
Distributions From Net Realized
 Capital Gains...................     0.00      0.00     0.00    (36.08)   (14.41)      0.00          0.00
Distributions in Excess of Net
 Realized Capital Gains..........     0.00      0.00     0.00     (0.25)     0.00       0.00          0.00
                                  --------  -------- --------  --------  --------    -------       -------
    Total Distributions..........    (1.06)     0.00    (1.53)   (37.42)   (14.41)      0.00          0.00
                                  --------  -------- --------  --------  --------    -------       -------
Net Asset Value, End of Period... $ 186.12  $ 146.67 $ 121.71  $ 122.85  $ 170.59    $184.25       $185.17
                                  ========  ======== ========  ========  ========    =======       =======
Total Return (%).................     27.8      20.5      0.3      (5.5)     17.4       15.7 (b)      12.7 (b)
Ratio of Operating Expenses to
 Average Net Assets Before
 Expense Reductions (%)..........     0.87      0.90     0.88      0.88      0.85       1.12 (c)      1.02 (c)
Ratio of Operating Expenses to
 Average Net Assets After
 Expense Reductions (%) (d)......     0.84        --       --        --        --       1.09 (c)      0.99 (c)
Ratio of Net Investment Income to
 Average Net Assets (%)..........     0.43      0.98     1.08      0.66     (0.16)      0.02 (c)      0.09 (c)
Portfolio Turnover Rate (%)......       28       143      119       171        49         28            28
Net Assets, End of Period (000).. $370,959  $139,518 $109,280  $112,997  $114,617    $24,082       $10,416
The Ratios of Operating Expenses
 to Average Net Assets without
 giving effect to the voluntary
 expense agreement would have
 been (%)........................       --      0.96       --      0.90      0.86         --            --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                        Loomis Sayles Small Cap Series

                                                              Class A                         Class E
                                         ------------------------------------------------  --------------
                                                                                           May 1, 2001(a)
                                                      Year Ended December 31,                 through
                                         ------------------------------------------------   December 31,
                                           2001      2000      1999      1998      1997         2001
                                         --------  --------  --------  --------  --------  --------------
Net Asset Value, Beginning of Period.... $ 210.41  $ 201.73  $ 153.52  $ 158.92  $ 144.29     $179.40
                                         --------  --------  --------  --------  --------     -------
Income From Investment Operations
Net Investment Income...................     0.34      0.42      0.51      1.24      1.22        0.07
Net Realized and Unrealized Gain (Loss)
 on Investments.........................   (19.28)    10.13     48.23     (4.01)    34.11       (2.44)
                                         --------  --------  --------  --------  --------     -------
    Total From Investment Operations....   (18.94)    10.55     48.74     (2.77)    35.33       (2.37)
                                         --------  --------  --------  --------  --------     -------
Less Distributions
Distributions From Net Investment Income    (0.53)    (0.01)    (0.53)    (1.24)    (1.21)       0.00
Distributions From Net Realized Capital
 Gains..................................   (12.67)    (1.86)     0.00     (1.32)   (19.49)       0.00
Distributions in Excess of Net Realized
 Capital Gains..........................    (1.02)     0.00      0.00     (0.07)     0.00        0.00
                                         --------  --------  --------  --------  --------     -------
    Total Distributions.................   (14.22)    (1.87)    (0.53)    (2.63)   (20.70)       0.00
                                         --------  --------  --------  --------  --------     -------
Net Asset Value, End of Period.......... $ 177.25  $ 210.41  $ 201.73  $ 153.52  $ 158.92     $177.03
                                         ========  ========  ========  ========  ========     =======
Total Return (%)........................     (8.8)      5.2      31.8      (1.7)     24.9        (1.3)(b)
Ratio of Operating Expenses to Average
 Net Assets Before Expense Reductions
 (%)....................................     1.00      0.96      1.00      1.00      1.00        1.15 (c)
Ratio of Operating Expenses to Average
 Net Assets After Expense Reductions
 (%) (d)................................     1.00      0.95        --        --        --        1.15 (c)
Ratio of Net Investment Income to
 Average Net Assets (%).................     0.18      0.22      0.34      0.88      0.97        0.27 (c)
Portfolio Turnover Rate (%).............      111       148       146       111        87         111
Net Assets, End of Period (000)......... $406,525  $486,439  $322,318  $238,589  $200,105     $ 2,142
The Ratios of Operating Expenses to
 Average Net Assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........     1.00      0.95      1.10      1.10      1.14        1.15

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                          MFS Investors Trust Series

                                                                                    Class A                  Class E
                                                                      -------------------------------     --------------
                                                                         Year Ended     April 30, 1999(a) May 1, 2001(a)
                                                                        December 31,         through         through
                                                                      ----------------    December 31,     December 31,
                                                                       2001     2000          1999             2001
                                                                      -------  -------  ----------------- --------------
Net Asset Value, Beginning of Period................................. $ 10.23  $ 10.26       $10.00           $ 9.56
                                                                      -------  -------       ------           ------
Income From Investment Operations
Net Investment Income................................................    0.05     0.04         0.02             0.01
Net Realized and Unrealized Gain (Loss) on Investments...............   (1.67)   (0.06)        0.26            (1.00)
                                                                      -------  -------       ------           ------
    Total From Investment Operations.................................   (1.62)   (0.02)        0.28            (0.99)
                                                                      -------  -------       ------           ------
Less Distributions
Distributions From Net Investment Income.............................   (0.04)   (0.01)       (0.02)            0.00
                                                                      -------  -------       ------           ------
    Total Distributions..............................................   (0.04)   (0.01)       (0.02)            0.00
                                                                      -------  -------       ------           ------
Net Asset Value, End of Period....................................... $  8.57  $ 10.23       $10.26           $ 8.57
                                                                      =======  =======       ======           ======
Total Return (%).....................................................   (15.9)    (0.2)         2.9 (b)        (10.4)(b)
Ratio of Operating Expenses to Average Net Assets (%)................    0.90     0.90         0.90 (c)         1.05 (c)
Ratio of Net Investment Income to Average Net Assets (%).............    0.58     0.51         0.45 (c)         0.26 (c)
Portfolio Turnover Rate (%)..........................................      86       68           60 (c)           86
Net Assets, End of Period (000)...................................... $24,506  $18,422       $6,841           $  730
The Ratios of Operating Expenses to Average Net Assets without giving
 effect to the voluntary expense agreement would have been (%).......    1.37     1.57         2.03 (c)         1.52 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                         MFS Research Managers Series

                                                                          Class A                  Class E
                                                            -------------------------------     --------------
                                                               Year Ended     April 30, 1999(a) May 1, 2001(a)
                                                              December 31,         through         through
                                                            ----------------    December 31,     December 31,
                                                             2001     2000          1999             2001
                                                            -------  -------  ----------------- --------------
Net Asset Value, Beginning of Period....................... $ 11.54  $ 11.98       $10.00           $10.52
                                                            -------  -------       ------           ------
Income From Investment Operations
Net Investment Income......................................    0.01     0.02         0.00             0.02
Net Realized and Unrealized Gain (Loss) on Investments.....   (2.42)   (0.45)        1.98            (1.53)
                                                            -------  -------       ------           ------
    Total From Investment Operations.......................   (2.41)   (0.43)        1.98            (1.51)
                                                            -------  -------       ------           ------
Less Distributions
Distributions From Net Investment Income...................    0.00    (0.01)        0.00             0.00
Distributions From Net Realized Capital Gains..............   (0.09)    0.00         0.00             0.00
                                                            -------  -------       ------           ------
    Total Distributions....................................   (0.09)   (0.01)        0.00             0.00
                                                            -------  -------       ------           ------
Net Asset Value, End of Period............................. $  9.04  $ 11.54       $11.98           $ 9.01
                                                            =======  =======       ======           ======
Total Return (%)...........................................   (21.0)    (3.6)        19.8 (b)        (14.4)(b)
Ratio of Operating Expenses to Average Net Assets Before
 Expense Reductions (%)....................................    0.90     0.90         0.90 (c)         1.05 (c)
Ratio of Operating Expenses to Average Net Assets After
 Expense Reductions (%)(d).................................    0.90     0.90           --             1.05 (c)
Ratio of Net Investment Income to Average Net Assets (%)...    0.14     0.09        (0.06)(c)         0.08 (c)
Portfolio Turnover Rate (%)................................      98       83           84 (c)           98
Net Assets, End of Period (000)............................ $42,191  $53,910       $6,872           $  377
The Ratios of Operating Expenses to Average Net Assets
 without giving effect to the voluntary expense agreement
 would have been (%).......................................    1.06     1.25         2.03 (c)         1.21 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                            NEW ENGLAND ZENITH FUND
               501 Boylston Street, Boston, Massachusetts 02116
                                (800) 356-5015

Statement of Additional Information (SAI)

The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund's annual and semi-annual reports to shareholders contain additional information about each Series. The Fund's annual report discusses the market conditions and investment strategies that significantly affected each Series' performance during its last fiscal year. The financial statements in the Fund's most recent annual report to shareholders are incorporated by reference into this prospectus.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Series, or make shareholder inquiries by calling toll free
(800) 356-5015.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

New England Zenith Fund's Investment Company Act file number is 811-3728.

                            NEW ENGLAND ZENITH FUND

                                    Class A
                                    Class B
                                    Class E

                      HARRIS OAKMARK FOCUSED VALUE SERIES

                   STATE STREET RESEARCH BOND INCOME SERIES

                            PROSPECTUS MAY 1, 2002

                               Table of Contents

Overview of New England Zenith Fund..................................   2
Information about each Series........................................   2
Harris Oakmark Focused Value Series..................................   4
State Street Research Bond Income Series.............................  10
Other Information about the Fund.....................................  17
Financial Highlights.................................................  20

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                      Overview of New England Zenith Fund

Organization

The Fund is a mutual fund, consisting of seventeen separate investment portfolios, which offers Class A, Class B and Class E shares. Two of these portfolios (the "Series") are offered through this prospectus. MetLife Advisers, LLC ("MetLife Advisers") is the investment adviser to each Series. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for the Series. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Trustees of the Fund relating to hiring and replacing subadvisers.

State Street Research Bond Income Series is a "diversified" fund. Harris Oakmark Focused Value Series is a "non-diversified" fund. As a "non-diversified" fund, Harris Oakmark Focused Value Series may hold fewer securities than the other Series. If the stocks held by Harris Oakmark Focused Value Series perform poorly, the Series could incur greater losses than if it had invested in a greater number of stocks.

Investors

Fund shares are offered only to separate accounts established by New England Life Insurance Company ("New England Financial"), Metropolitan Life Insurance Company ("Metropolitan Life"), MetLife Investors USA Insurance Company ("MetLife Investors"), General American Life Insurance Company ("General American") or other insurance companies affiliated with any of these insurance companies (the "Separate Accounts") and to certain eligible qualified retirement plans ("Qualified Plans"). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The Fund will offer shares directly to Qualified Plans through a separate prospectus. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts, or Qualified Plans that an investor in the Fund may pay under insurance or annuity contracts.

                         Information about each Series

This section discusses the principal investment strategies and risks of investing in each Series. However, each Series may invest in securities and engage in certain investment practices not discussed below. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the back cover of the Prospectus to receive a free copy of the SAI.

Investment Objectives

The investment objective of each Series may be changed without shareholder approval.





A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.

Temporary Defensive Positions

Each Series intends normally to remain fully invested in its respective type of investments. However, for temporary defensive purposes in response to market, economic, political or other conditions, each Series reserves the right to hold all or a substantial portion of its assets in cash or fixed-income investments. The types of securities in which a Series may invest include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. No estimate can be made as to when or for how long a Series may employ a defensive strategy. Although a defensive strategy may help insulate a Series from a downturn in securities markets, it could prevent the Series from capturing the gains it would otherwise achieve if the Series did not employ a defensive strategy. The use of a defensive strategy may prevent a Series from achieving its investment objective.

Portfolio Turnover

Each Series may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Series may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

Investment Percentage Requirements and Capitalization

Each Series has adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types of investments or to certain ranges of market capitalization. These percentage requirements and capitalization ranges apply at the time an investment is made. A change in the value of an investment after it is acquired does not create a violation of these policies or ranges.


Repurchase agreements are agreements under which a Series purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Series at a later date. Repurchase agreements allow a Series to earn a return on available cash at relatively low credit risk.

                      Harris Oakmark Focused Value Series

Investment Objective

The investment objective of the Harris Oakmark Focused Value Series ("Focused Value") is long-term capital appreciation.

Principal Investment Strategies

Harris Associates L.P. ("Harris"), subadviser to the Series, invests Focused Value's assets, under normal circumstances, primarily in common stocks of U.S. companies. Focused Value is a "non-diversified fund," which means that it may hold at any one time securities of fewer issuers compared to a "diversified fund." Focused Value could own as few as 12 securities, but generally will have 15 to 20 securities in its portfolio. Harris will normally invest at least 65% of Focused Value's total assets in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies considered to be midcap stocks by Morningstar, Inc. As of December 31, 2001, this capitalization range was $1.4 billion to $8.6 billion. This capitalization range will change over time due to changes in the value of U.S. stocks. Harris may invest up to 25% of Focused Value's total assets in fixed-income securities, including investment grade securities and high yield debt.

Harris uses a value investment style in selecting equity securities for Focused Value. Harris believes that, over time, a company's stock price converges with its true business value. By "true business value," Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that by investing in equity securities priced significantly below what Harris believes is the true business value presents the best opportunity to achieve Focused Value's investment objective.

Harris' value strategy also emphasizes investing for the long-term, which means that Focused Value will generally own the stock of companies in which it invests for at least two to three years, although Harris may use short-term trading strategies as well.

  Stock Selection

Harris uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have these attributes:

   . Free cash flows and intelligent investment of excess cash.

   . Earnings that are growing and reasonably predictable.

   . High level of manager ownership.





Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."
Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

Harris focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those companies that meet the criteria described above, Harris uses in-house research to analyze each company. As part of this selection process, its analysts typically visit companies and talk to various industry sources.

The chief consideration in the selection of stocks is the size of the discount of a company's stock price compared to Harris' view of the company's true business value. Once Harris determines that a stock is selling at a significant discount (typically 60%) to Harris' view of its estimated worth, and the company has certain of the additional qualities mentioned above, Harris generally will consider buying that stock. Harris usually sells when the company's stock price approaches 90% of Harris' view of its estimated worth. This process allows Harris to set specific "buy" and "sell" targets for each stock held by Focused Value. Harris also monitors Focused Value's holdings, and, if warranted, adjusts a stock's price target to reflect changes in a company's characteristics.

Principal Investment Risks

Investing in Focused Value involves risks. Focused Value may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Focused Value include:

   . A general decline in the U.S. stock markets or fixed-income securities markets.

   . Poor performance of individual stocks held by Focused Value, of midcap stocks, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of fixed-income securities held by Focused Value, which may be due to interest rate risk or credit risk.

   . The risks associated with a "non-diversified" fund. If the stocks in which Focused Value invests perform poorly, the Series could incur greater losses than if it had invested in a larger number of stocks.

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Non-Diversification. Investing in a limited number of stocks may increase the volatility of Focused Value's investment performance as compared to funds that invest in a larger number of stocks. If the stocks in which Focused Value invests perform poorly, Focused Value could incur greater losses than if it had invested in a larger number of stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of higher interest rate. This additional payment is a premium.


Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of Focused Value for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Focused Value to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Focused Value's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay. On May 1, 2000, Harris succeeded Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co., as subadviser to Focused Value. On May 1, 1998, GSAM succeeded Loomis, Sayles & Company, L.P. ("Loomis Sayles") as subadviser to Focused Value. The performance information set forth below relates to the life of the Series and, therefore, reflects the management of GSAM, Loomis Sayles and Harris.
                                    [CHART]


1994        (0.3)
1995        30.4
1996        17.6
1997        17.4
1998        (5.5)
1999         0.3
2000        20.5
2001        27.8

During the period shown above, the highest quarterly return was 20.42% for the second quarter of 1999, and the lowest quarterly return was -19.83% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                   Life of the Series
                                   Past One Year Past Five Years    (April 30, 1993)
                                   ------------- --------------- -----------------------
Class A...........................     27.76%        11.36%              13.52%
Class B*..........................     27.51%        11.11%              13.27%
Class E*..........................     27.61%        11.21%              13.37%
Russell Midcap Index..............     -5.62%        11.40%              13.48%
S&P 500 Index.....................    -11.88%        10.70%              13.85%
Lipper Variable Products Multi-Cap                               Data only available for
  Value Fund Average..............     -0.22%         9.98%      full one-year periods

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares and the 0.15% 12b-1 fee of the Class E shares.-

Past Performance of a Similarly Managed Fund

The total returns shown below are based on performance data furnished by Harris for Class I shares of The Oakmark Select Fund, a mutual fund which has the same investment objective as that of Focused Value and which has been managed using investment policies and strategies substantially similar, though not necessarily identical, to those of Focused Value. The Oakmark Select Fund is managed by William C. Nygren, and Focused Value is managed by William C. Nygren, Henry Berghoef and Floyd J. Bellman. The following information does not represent Focused Value's performance and should not be considered a prediction of future performance of Focused Value. Focused Value's performance may be higher or lower than the performance of The Oakmark Select Fund shown below. The performance of The Oakmark Select Fund shown below does not reflect any of the additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans for which Focused Value serves as an investment vehicle. These charges have the effect of lowering the performance of a variable insurance product.

                                        The Oakmark Select   Russell
                                          Fund--Class I    Midcap Index
                                        ------------------ ------------
        Total Return for the Year Ended
          December 31, 2001............       26.06%          -5.62%
        Average Annual Total Return
          For the Past Five Years Ended
          December 31, 2001............       26.75%          11.40%
        Average Annual Total Return
          From Inception of The
          Oakmark Select Fund
          (November 1, 1996) to
          December 31, 2001............       29.06%          13.48%

The Russell Midcap Index is an unmanaged index of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index represents the largest 1000 U.S. companies.

Portfolio Management

Harris also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships. Together with a predecessor, Harris has advised and managed mutual funds since 1970. As of December 31, 2001, Harris manages approximately $20.8 billion in assets. Harris' address is Two North LaSalle Street, Chicago, Illinois 60602-3790.

William C. Nygren, CFA, Henry Berghoef, CFA and Floyd J. Bellman, CFA are Focused Value's portfolio managers. Mr. Nygren joined Harris as an analyst in 1983, and was Harris' Director of Research from September 1990 to April 1998. Previously, he was an analyst with Northwestern Mutual Life Insurance Company. Mr. Berghoef has been a senior analyst at Harris since 1994. He was an analyst at Kirr, Marbach & Co. from 1990 to 1993 and an analyst at Geico Corporation from 1985 to 1990. Mr. Bellman joined Harris in

1995 and has over 20 years of investment experience. Prior to joining Harris, he was a Vice President and Senior Portfolio Manager at Harris Trust and Savings Bank.

Focused Value pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Series' average daily net assets. For the year ended December 31, 2001, Focused Value paid MetLife Advisers an investment advisory fee at the same rate.

                   State Street Research Bond Income Series

Investment Objective

The investment objective of the State Street Research Bond Income Series ("Bond Income") is a competitive total return primarily from investing in fixed-income securities.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Series, invests, under normal circumstances, at least 80% of Bond Income's assets in fixed-income securities. You will receive 60 days prior notice if this 80% minimum is going to change. The Series may invest in investment grade fixed-income securities, obligations of the U.S. Treasury or any U.S. government agency, mortgage-backed and asset-backed securities, corporate debt securities of U.S. and foreign issuers, and cash equivalents. The Series may also invest in securities through Rule 144A and other private placement transactions.

Bond Income may also invest up to 30% of its total assets in a combination of
(i) non-U.S. dollar-denominated securities (not exceeding 20% of the Series' total assets); (ii) lower quality, high yield securities (not exceeding 20% of the Series total assets) and (iii) securities of issuers located in developing or emerging market countries (not exceeding 10% of the Series' total assets). (Securities purchased by the Series within the 10% limit in clause (iii) will not be counted toward the limits in clauses (i) or (ii), but will be counted toward the overall 30% limit.)

In addition to bonds, Bond Income's high yield securities may include convertible bonds, convertible preferred stocks, and warrants and other securities attached to bonds or other fixed- income securities.

The Series may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Series or to adjust the Series' duration.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as ''investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

A futures contract is an obligation to buy or sell an asset on a specified future date or an obligation to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

The Series may also invest in payment-in-kind securities, structured securities, when-issued securities, and zero coupon bonds.

  Investment Selection

State Street Research establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. State Street Research also allocates the Series' investments among bond market sectors (such as U.S. Treasury securities, U.S. government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. State Street Research also decides how the Series' portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, State Street Research relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

Although Bond Income does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of its foreign currency exposure.

State Street Research monitors and adjusts the Series' investments to try to maintain a duration generally within 1 1/2 years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2001, the duration of this index was
4.54 years.

Principal Investment Risks

Investing in Bond Income involves risks. Bond Income may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Bond Income include:

   . A general decline in U.S. or foreign fixed-income security markets.

   . Poor performance of individual fixed-income securities held by Bond
     Income, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Series' duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets. Bond Income may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts or futures contracts, to manage these risks. Although State Street Research does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of the Series' foreign currency exposure. However, State Street Research cannot assure that these techniques will be effective.

  Other Risks

Rule 144A and other Private Placement Securities. The Series may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Series may not, however, purchase any security if, as a result, more than 15% of the Series' net assets would be invested in securities considered to be illiquid by State Street Research.

Payment-in-Kind (PIK) Securities. The Series may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

Structured Securities. The Series may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities. The Series may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Zero (or Step) Coupons. The Series may invest in zero coupon securities. A zero coupon security is a debt security that is


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Series and the Series is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Series to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Warrants. The Series may invest in warrants and other equity securities attached to high yield bonds and other fixed-income securities. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities, but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Asset-backed Securities. The Series may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Convertible Securities. The Series may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying equity security.

New Securities. The Series may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Series' objective and strategies.

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of Bond Income for the last ten full calendar years. The table following the bar chart compares the average annual total returns of Bond Income to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Bond Income's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to Bond Income. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research.
                                    [CHART]


1992         8.2
1993        12.6
1994        (3.4)
1995        21.2
1996         4.6
1997        10.9
1998         9.0
1999        (0.5)
2000         8.1
2001         8.8

During the period shown above, the highest quarterly return was 7.65% for the second quarter of 1995, and the lowest quarterly return was -3.05% for the first quarter of 1994. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

Average Annual Total Returns for Periods Ending December 31


                                                 Past One Year Past Five Years Past Ten Years
                                                 ------------- --------------- --------------
Class A.........................................     8.82%          7.21%          7.77%
Class B*........................................     8.57%          6.96%          7.52%
Class E**.......................................       N/A            N/A            N/A
Lehman Brothers Intermediate
  Government/Credit Index.......................     8.96%          7.10%          6.81%
Lehman Brothers Aggregate Bond Index***.........     8.44%          7.43%          7.23%
Lipper Variable Products Intermediate Investment
  Grade Debt Fund Average.......................     8.24%          6.61%          6.77%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Class E shares of Bond Income are being offered for the first time through this prospectus.
*** In the future, the Series' performance will be compared to the Lehman
    Brothers Aggregate Bond Index, instead of the Lehman Brothers Government/Credit Index. The Aggregate Bond Index more accurately describes the universe of securities in which the Series currently invests.

Portfolio Management

As of December 31, 2001, State Street Research managed approximately $46 billion in assets. State Street Research, an affiliate of MetLife, is located at One Financial Center, Boston, Massachusetts 02111.

State Street Research's Fixed Income Team is responsible for managing the portfolio and for making decisions with regard to duration targets, to yield curve positioning, and to weightings of sectors and types of securities.

Bond Income pays MetLife Advisers an investment advisory fee at the annual rate of 0.40% for the first $1 billion of the Series' average daily net assets, 0.35% for the next $1 billion, 0.30% for the next $1 billion and 0.25% for amounts over $3 billion. For the year ended December 31, 2001, Bond Income paid MetLife Advisers an investment advisory fee of 0.40% of the Series' average daily net assets.

                       Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Series pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Series and MetLife Advisers pays each subadviser's fees. MetLife Advisers is responsible for overseeing the subadvisers and for hiring and replacing subadvisers, subject to approval by the Board of Trustees of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund.

Adviser/Subadviser Relationship

The Fund has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Trustees must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits the Fund to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Trustees. The Fund will notify shareholders of any subadviser changes and any other event of which notification is required under the order.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted a Distribution and Services Plan under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B shares and Class E shares (the "12b-1 Plan"). The Fund has entered into a Distribution Agreement with New England Securities Corporation as distributor (the "Distributor"). Under the Distribution Agreement, the Class B shares and Class E shares of the Fund each pay a service fee, accrued daily and paid monthly. The Distributor uses the service fees to compensate certain other parties for providing personal and account maintenance services relating to the Class B shares and Class E shares of a Series. These other parties may include the insurance companies (or their affiliates) that have established the Separate Accounts and other broker-dealers and financial intermediaries. The Distribution Agreement provides for an annual service fee equal to 0.25% of the average daily net assets of the Class B shares of each Series and an annual service fee equal to 0.15% of the average daily net assets of the Class E shares of each Series. These fees will increase the cost of investing over time. Under the 12b-1 Plan, the Trustees are authorized, without a shareholder vote, to increase the service fee payable by any class of a Series to 0.25%, and to implement a separate distribution fee for any class of a Series of up to 0.25% of the average daily net assets of such class.

Share Valuation and Pricing

  Net Asset Value

Each Series determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company or the Qualified Plan. The net asset value per share for each Series is calculated by dividing the Series' net assets by its number of outstanding shares.

  Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by a Series are valued at amortized cost. Other portfolio securities of each Series normally are valued at market value. If no current market value is readily available for a portfolio security, the Fund's Board of Trustees is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to MetLife Advisers or the subadvisers of the Series.

Dividends and Capital Gain Distributions

Currently, each Series annually pays as dividends substantially all net investment income (including any short-term capital gains). Each Series also annually distribute all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Series may pay dividends from net investment income more or less often if the Fund's Board of Trustees deems it appropriate and if such change would not cause such Series to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Series to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Series must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Series so elects) of such year.

Dividends and distributions of each Series are automatically reinvested in additional shares of that Series.

Taxes

Each Series is a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code. So long as a Series distributes all of its net investment income and net capital gains to its shareholders, the Series itself does not pay any federal income tax. Although each Series intends to operate so that it will have no federal income tax liability on income and gains it distributes to the separate accounts, if any such liability is incurred, the investment performance of such Series will be adversely affected. In addition, Series investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Series. In addition, a Series' investment in foreign securities or foreign currencies may increase or accelerate such Series' recognition of ordinary income and may affect the timing or amount of the Series' distributions.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Series in which such accounts invest, must meet certain diversification requirements. Each Series intends to comply with these requirements. If a Series does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

A Series' investments in certain debt obligations may cause the Series to recognize taxable income in excess of the cash generated by such obligations. Thus, the Series could be required at times to liquidate other investments in order to satisfy its distribution requirements.

                             Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2001) of each Series for the past 5 years. Certain information reflects financial results for a single share of the respective class and Series. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report for 2001, along with the Fund's financial statements, are included in the annual report which is available upon request.

                   State Street Research Bond Income Series

                                          Class A                         Class B
                      -----------------------------------------------  --------------
                                                                       May 1, 2001(a)
                                  Year Ended December 31,                 through
                      -----------------------------------------------   December 31,
                        2001      2000     1999      1998      1997         2001
                      --------  -------- --------  --------  --------  --------------
Net Asset
 Value,
 Beginning of
 Period.............. $ 109.66  $ 101.40 $ 109.89  $ 108.52  $ 105.63     $103.37
                      --------  -------- --------  --------  --------     -------
Income From
 Investment
 Operations
Net Investment
Income...............     5.92      7.82     7.67      6.76      7.43        0.84
Net Realized
 and
 Unrealized
 Gain (Loss)
 on Investments......     3.20      0.44    (8.18)     3.00      4.05        4.49
                      --------  -------- --------  --------  --------     -------
    Total From
     Investment
     Operations......     9.12      8.26    (0.51)     9.76     11.48        5.33
                      --------  -------- --------  --------  --------     -------
Less
 Distributions
Distributions
From Net
Investment
Income...............    (9.45)     0.00    (7.72)    (6.64)    (7.51)       0.00
Distributions
 From Net
 Realized
 Capital Gains.......     0.00      0.00    (0.16)    (1.75)    (1.08)       0.00
Distributions
 in Excess of
 Net Realized
 Capital Gains.......     0.00      0.00    (0.10)     0.00      0.00        0.00
                      --------  -------- --------  --------  --------     -------
    Total
     Distributions...    (9.45)     0.00    (7.98)    (8.39)    (8.59)       0.00
                      --------  -------- --------  --------  --------     -------
Net Asset
 Value, End of
 Period.............. $ 109.33  $ 109.66 $ 101.40  $ 109.89  $ 108.52     $108.70
                      ========  ======== ========  ========  ========     =======
Total Return
 (%).................      8.8       8.1     (0.5)      9.0      10.9         5.2 (b)
Ratio of
 Operating
 Expenses to
 Average Net
 Assets (%)..........     0.49      0.47     0.48      0.48      0.52        0.74 (c)
Ratio of Net
 Investment
 Income to
 Average Net
 Assets (%)..........     5.99      7.37     7.12      6.66      6.97        5.07 (c)
Portfolio
 Turnover Rate
 (%).................      271        81       77        82        40         271
Net Assets,
 End of Period
 (000)............... $349,417  $283,140 $283,856  $267,791  $202,888     $ 7,931

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                      Harris Oakmark Focused Value Series

                                                      Class A                        Class B       Class E
                                  -----------------------------------------------  ------------  ------------
                                              Year Ended December 31,              February 20,     May 1,
                                  -----------------------------------------------    2001(a)       2001(a)
                                                                                     through       through
                                                                                   December 31,  December 31,
                                    2001      2000     1999      1998      1997        2001          2001
                                  --------  -------- --------  --------  --------  ------------  ------------
Net Asset Value, Beginning of
 Period.......................... $ 146.67  $ 121.71 $ 122.85  $ 170.59  $ 157.88    $159.20       $164.26
                                  --------  -------- --------  --------  --------    -------       -------
Income From Investment
 Operations
Net Investment Income............     0.42      1.15     1.36      1.09      0.00       0.01          0.02
Net Realized and Unrealized Gain
 (Loss) on Investments...........    40.09     23.81    (0.97)   (11.41)    27.12      25.04         20.89
                                  --------  -------- --------  --------  --------    -------       -------
    Total From Investment
     Operations..................    40.51     24.96     0.39    (10.32)    27.12      25.05         20.91
                                  --------  -------- --------  --------  --------    -------       -------
Less Distributions
Distributions From Net
 Investment Income...............    (1.06)     0.00    (1.36)    (1.09)     0.00       0.00          0.00
Distributions in Excess of Net
 Investment Income...............     0.00      0.00    (0.17)     0.00      0.00       0.00          0.00
Distributions From Net Realized
 Capital Gains...................     0.00      0.00     0.00    (36.08)   (14.41)      0.00          0.00
Distributions in Excess of Net
 Realized Capital Gains..........     0.00      0.00     0.00     (0.25)     0.00       0.00          0.00
                                  --------  -------- --------  --------  --------    -------       -------
    Total Distributions..........    (1.06)     0.00    (1.53)   (37.42)   (14.41)      0.00          0.00
                                  --------  -------- --------  --------  --------    -------       -------
Net Asset Value, End of Period... $ 186.12  $ 146.67 $ 121.71  $ 122.85  $ 170.59    $184.25       $185.17
                                  ========  ======== ========  ========  ========    =======       =======
Total Return (%).................     27.8      20.5      0.3      (5.5)     17.4       15.7 (b)      12.7 (b)
Ratio of Operating Expenses to
 Average Net Assets Before
 Expense Reductions (%)..........     0.87      0.90     0.88      0.88      0.85       1.12 (c)      1.02 (c)
Ratio of Operating Expenses to
 Average Net Assets After
 Expense Reductions (%) (d)......     0.84        --       --        --        --       1.09 (c)      0.99 (c)
Ratio of Net Investment Income to
 Average Net Assets (%)..........     0.43      0.98     1.08      0.66     (0.16)      0.02 (c)      0.09 (c)
Portfolio Turnover Rate (%)......       28       143      119       171        49         28            28
Net Assets, End of Period (000).. $370,959  $139,518 $109,280  $112,997  $114,617    $24,082       $10,416
The Ratios of Operating Expenses
 to Average Net Assets without
 giving effect to the voluntary
 expense agreement would have
 been (%)........................       --      0.96       --      0.90      0.86         --            --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                            NEW ENGLAND ZENITH FUND
               501 Boylston Street, Boston, Massachusetts 02116
                                (800) 356-5015

Statement of Additional Information (SAI)

The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund's annual and semi-annual reports to shareholders contain additional information about each Series. The Fund's annual report discusses the market conditions and investment strategies that significantly affected each Series' performance during its last fiscal year. The financial statements in the Fund's most recent annual report to shareholders are incorporated by reference into this prospectus.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Series, or make shareholder inquiries by calling toll free
(800) 356-5015.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

New England Zenith Fund's Investment Company Act file number is 811-3728.